EXHIBIT 10.3
EXECUTION
CREDIT AND GUARANTY AGREEMENT
dated as of May 16, 2005
among
VICAR OPERATING, INC.,
VCA ANTECH, INC.
(formerly known as Veterinary Centers of America, Inc.),
CERTAIN SUBSIDIARIES OF COMPANY,
as Guarantors,
VARIOUS LENDERS,
GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Joint Lead Arranger, Joint Bookrunner and Sole Syndication Agent,
WELLS FARGO BANK, N.A.,
as Joint Lead Arranger, Joint Bookrunner and Administrative Agent
and
UNION BANK OF CALIFORNIA, N.A.,
as Documentation Agent

$550,000,000 Senior Secured Credit Facilities

i

APPENDICES:	A-1	Term Loan Commitments
	A-2	Revolving Loan Commitments
	B	Notice Addresses

SCHEDULES:	1.1	Permitted Leaseholds
	1.2	Existing Permitted Partially-Owned Subsidiaries
	3.1(g)	Closing Date Mortgaged Property
	4.1	Jurisdictions of Organization
	4.2	Capital Stock and Ownership
	4.10	Restricted Junior Payments
	4.13	Real Estate Assets
	5.14	Post-Closing Items
	6.1	Certain Indebtedness
	6.2	Certain Liens
	6.7	Certain Investments

EXHIBITS:	A-1	Funding Notice
	A-2	Conversion/Continuation Notice
	A-3	Issuance Notice
	B-1	Term Loan Note
	B-2	Revolving Loan Note
	B-3	Swing Line Note
	C	Compliance Certificate
	D	Opinions of Counsel
	E	Assignment Agreement
	F	Certificate Re Non-bank Status
	G	Closing Date Certificate
	H	Counterpart Agreement
	I	Pledge and Security Agreement
	J	Mortgage
	K	Form of Permitted Seller Note
	L	Joinder Agreement

v

CREDIT AND GUARANTY AGREEMENT
     This CREDIT AND GUARANTY AGREEMENT, dated as of May 16, 2005, is entered into by and among VICAR OPERATING, INC., a Delaware corporation (“Company”), VCA ANTECH, INC. (formerly known as Veterinary Centers of America, Inc.), a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Joint Lead Arranger, Joint Bookrunner and as Sole Syndication Agent (in such capacity, “Syndication Agent”), WELLS FARGO BANK, N.A. (“Wells Fargo”), as Joint Lead Arranger (in such capacity, together with GSCP, the “Lead Arrangers”), Joint Bookrunner and Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successor in such capacity, “Collateral Agent”), and UNION BANK OF CALIFORNIA, N.A. (“UBOC”), as Documentation Agent (“Documentation Agent”).
RECITALS:
     WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;
     WHEREAS, Company, Holdings, the Guarantors, certain financial institutions and other persons (the “Existing Lenders”), GSCP, as joint lead arranger and sole syndication agent, and Wells Fargo, as joint lead arranger, administrative agent and collateral agent, are parties to that certain Second Amended and Restated Credit and Guaranty Agreement dated as of December 1, 2004 (as heretofore amended, supplemented or otherwise modified, the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain credit facilities to Company;
     WHEREAS, Company, Holdings, the Guarantors, GSCP, Wells Fargo and the Lenders party hereto agree to enter into this Credit and Guaranty Agreement (this “Agreement”) to extend certain credit facilities to Company in an aggregate amount not to exceed $550,000,000, consisting of a $475,000,000 aggregate principal amount of Term Loans, up to $75,000,000 of Revolving Commitments, and up to $25,000,000 of New Term Loans, the proceeds of which shall be used (i) to refinance outstanding amounts under the Existing Credit Agreement; (ii) to consummate the offer by Company to purchase up to 100% of the outstanding Existing Subordinated Notes pursuant to a tender offer (the “Tender Offer”) and in addition, to the Tender Offer, to redeem the Existing Subordinated Notes pursuant to the terms of the Existing Subordinated Note Indenture (the “Redemption”); and (iii) for working capital and other general corporate purposes, including Permitted Acquisitions;
     WHEREAS, Company has agreed to secure all of its Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on certain of its assets, including a pledge of all of the Capital Stock of each of its Domestic Subsidiaries and 65% of all the Capital Stock of each of its Foreign Subsidiaries; and

     WHEREAS, Guarantors have agreed to guarantee the obligations of Company hereunder and to secure their respective Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on certain of their respective assets, including a pledge of all of the Capital Stock of each of their respective Domestic Subsidiaries (including Company) and 65% of all the Capital Stock of each of their respective Foreign Subsidiaries;
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained the parties hereto agree as follows:
SECTION 1. DEFINITIONS AND INTERPRETATION
     1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:
     “Adjusted Eurodollar Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/16 of 1%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market by Wells Fargo for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.
     “Administrative Agent” as defined in the preamble hereto.
     “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries.
     “Affected Lender” as defined in Section 2.17(b).
     “Affected Loans” as defined in Section 2.17(b).
     “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.
     “Agent” means each of Lead Arrangers, Syndication Agent, Administrative Agent and Collateral Agent.
     “Aggregate Amounts Due” as defined in Section 2.16.
     “Aggregate Payments” as defined in Section 7.2.
     “Agreement” as defined in the Preamble hereto.
     “Applicable Margin” means (i) (a) with respect to Term Loans that are Eurodollar Rate Loans, 1.50% per annum and (b) with respect to Revolving Loans that are Eurodollar Rate Loans, 1.50% per annum, (ii) with respect to Term Loans and Revolving Loans that are Base Rate Loans, the Applicable Margin for Eurodollar Rate Loans as set forth in clause (i)(a) or (i)(b) above, as applicable, minus (b) 1.00% per annum and (iii) with respect to Swing Line Loans, (a) the Applicable Margin for Eurodollar Rate Loans as set forth in clause (i)(b) above, minus (b) 1.00% per annum.
     “Applicable Reserve Requirement” means, at any time, for any Eurodollar Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.
     “Applicable Revolving Commitment Fee Percentage” means a percentage, per annum, equal to (i) 0.50% with respect to any period during which the Total Utilization of Revolving Commitments is less than or equal to 50% of the total Revolving Commitments and (ii) 0.375% at all other times.
     “Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than Company or a Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of Holdings’ or any of its Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of any of Holdings’ Subsidiaries (provided, however, that solely for purposes of Section 2.13(a), such sale of Capital Stock shall not be considered an Asset Sale), other than (i) inventory, equipment or other assets sold or leased in the ordinary course of business, and (ii) sales of other assets for aggregate consideration of less than $750,000 with respect to any transaction or series of related transactions.
     “Assignment Agreement” means an Assignment Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.
     “Assignment Effective Date” as defined in Section 10.6(b).
     “Associated Fees, Costs and Expenses” means all fees, costs and expenses associated with (i) the Tender Offer, (ii) the transactions contemplated by the Offer to Purchase and Consent Solicitation Statement, and (iii) the Redemption.
     “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person’s chief financial officer or treasurer.
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
     “Base Rate” means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus ½ of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.
     “Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.
     “Beneficiary” means each Agent, Issuing Bank, Lender and Lender Counterparty.

     “Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York and/or California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term “Business Day” shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.
     “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.
     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.
     “Cash” means money, currency or a credit balance in any demand or Deposit Account.
     “Cash Equivalents” means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iv) certificates of deposit or bankers’ acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) through (iv) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody’s; and (vi) guaranteed investment contracts (a) that are provided by a provider that maintains a short-term certificate of deposit rating of at least A-1 from S&P or the equivalent from Moody’s and, if the term of such investment contract is one year or more, a long-term certificate of deposit rating of at least A from S&P or the equivalent from Moody’s and (b) that are redeemable at no less than par on not more than seven days’ notice to the provider.
     “Certificate re Non-Bank Status” means a certificate substantially in the form of Exhibit F.

     “Change of Control” means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more related transactions, of all or substantially all of the properties or assets of Holdings and its Subsidiaries taken as a whole, or of Company and it Subsidiaries taken as a whole, to any Person or “person” (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan relating to the liquidation or dissolution of Holdings or Company; or (iii) the consummation of any transaction (including without limitation, any merger or consolidation), as a result of which (y) Holdings ceases to own directly 100% of the Capital Stock of Company or (z) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), shall have acquired, directly or indirectly, beneficial ownership of 35% or more on a fully diluted basis of the aggregate voting interest attributable to all outstanding Capital Stock of Holdings.
     “Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Term Loan Exposure; (b) Lenders having Revolving Exposure (including Swing Line Lender), and (c) Lenders having New Term Loan Exposure of a particular Series and (ii) with respect to Loans, each of the following classes of Loans: (a) Term Loans; (b) Revolving Loans (including Swing Line Loans); and (c) each Series of New Term Loans.
     “Closing Date” means the date upon which the conditions set forth in Section 3.1 are satisfied.
     “Closing Date Certificate” means the Closing Date Certificate substantially in the form of Exhibit G.
     “Closing Date Mortgaged Property” as defined in Section 3.1(g)(i).
     “Closing Date Term Loan” means a Term Loan made by a Lender to Company pursuant to Section 2.1(a)(i).
     “Closing Date Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Closing Date Term Loan and “Closing Date Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Closing Date Term Loan Commitment, if any, is set forth on Appendix A-l or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Closing Date Term Loan Commitments as of the Closing Date is $285,000,000.
     “Collateral” means, collectively, all of the real, personal and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.
     “Collateral Agent” means the institution serving as such under the Collateral Documents.
     “Collateral Documents” means the Pledge and Security Agreement, the Mortgages and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.
     “Commitment” means any Revolving Commitment, Term Loan Commitment or New Term Loan Commitment.
     “Company” as defined in the preamble hereto.
     “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.
     “Consolidated Adjusted EBITDA” means, for any period, an amount determined for Company and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period but, notwithstanding anything to the contrary herein, including without limitation, reserves for lease expense and other charges and expenses related to the closure of hospitals to the extent not paid in cash), and (g) to the extent deducted in calculating Consolidated Net Income, Transaction Costs, minus (ii) non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period).
     “Consolidated Capital Expenditures” means, for any period, the aggregate of the expenditures of Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of Company and its Subsidiaries excluding, (i) any acquisition of assets that constitutes a Permitted Acquisition and (ii) any expenditures made by Company pursuant to Sections 2.13(a) and 2.13(b) hereof; provided, however, that notwithstanding any of the foregoing to the contrary, Consolidated Capital Expenditures shall include expenditures of Company and its Subsidiaries with respect to assets constituting a fee interest in real property acquired by Company or its Subsidiaries in connection with a Permitted Acquisition.
     “Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense for such period, excluding any amounts not payable in Cash.
     “Consolidated Current Assets” means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.
     “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

     “Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, and (b) the Consolidated Working Capital Adjustment, minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Cash Interest Expense, (d) the provision for current taxes based on income of Holdings and its Subsidiaries and payable in cash with respect to such period, (e) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, cash payments made in connection with Permitted Acquisitions (net of any proceeds of related financing), (f) all amounts that were made as Investments in Persons, other than Holdings, Company or a Guarantor Subsidiary in conformity with the provisions of Section 6.7 hereof, (g) Transaction Costs to the extent paid in cash during such period, and (h) all amounts that were distributed pro rata to the holders of Capital Stock of Subsidiaries of Company (other than Company and Subsidiaries of Company) or that were paid in cash to repurchase the Capital Stock of Holdings or any Subsidiary of Company from a Person who is not an Affiliate of Company in conformity with the provisions of Sections 6.5 and 6.7, and minus (or plus) (iii) the amount by which outstanding loans permitted pursuant to Section 6.7(g) hereof increased or decreased during such period when compared to such amount as of the end of the immediately preceding Fiscal Year.
     “Consolidated Fixed Charges” means, for any period, the sum, without duplication, of the amounts determined for Company and its Subsidiaries on a consolidated basis equal to (i) Consolidated Cash Interest Expense, (ii) scheduled payments of principal on Consolidated Total Debt, (iii) Consolidated Capital Expenditures and (iv) provisions for current cash taxes based on income with respect to such period.
     “Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 2.10(e) payable on or before the Closing Date.
     “Consolidated Net Income” means, for any period, (i) the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) (a) the income of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person’s assets are acquired by Company or any of its Subsidiaries, (c) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses.
     “Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
     “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.
     “Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.
     “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.
     “Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.
     “Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit A-2.
     “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit H delivered by a Credit Party pursuant to Section 5.10.
     “Contributing Guarantors” as defined in Section 7.2.
     “Credit Date” means the date of a Credit Extension.
     “Credit Document” means any of this Agreement, the Notes, if any, the Collateral Documents, any documents or certificates executed by Company in favor of Issuing Bank relating to Letters of Credit, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent, Issuing Bank or any Lender in connection herewith, including, without limitation, any Hedge Agreement entered into in connection herewith.
     “Credit Extension” means the making of a Loan or the issuing of a Letter of Credit.
     “Credit Party” means each Person (other than any Agent, Issuing Bank or any Lender or any other representative thereof) from time to time party to a Credit Document.

     “Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the projected foreign currency risk associated with Holdings’ and its Subsidiaries’ operations and not for speculative purposes.
     “DDTL Commitment” means the commitment of a Lender to make or otherwise fund a Delayed Draw Term Loan and “DDTL Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s DDTL Commitment, if any, is set forth on Appendix A-l or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the DDTL Commitments as of the Closing Date is $190,000,000.
     “DDTL Funding Date” means the date on or before the date which is thirty (30) days after the Closing Date.
     “Delayed Draw Term Loan” means a Term Loan made by a Lender to Company pursuant to Section 2.1(a)(ii).
     “Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.
     “Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Pro Rata Share of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.
     “Default Period” means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Loans in accordance with the terms of Section 2.13 or Section 2.14 or by a combination thereof) and (b) such Defaulting Lender shall have delivered to Company and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitments, and (iii) the date on which Company, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing.
     “Defaulting Lender” as defined in Section 2.21.
     “Defaulted Loan” as defined in Section 2.21.
     “Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     “Documentation Agent” as defined in the preamble hereto.
     “Dollars” and the sign “$” mean the lawful money of the United States of America.
     “Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.
     “Earn-Out Obligations” means any unsecured contingent liability of Holdings or any of its Subsidiaries owed to any seller in connection with a Permitted Acquisition that (a) constitutes a portion of the purchase price for such Permitted Acquisition but is not an amount certain on the date of incurrence thereof and is not subject to any right of acceleration by such seller and (b) is only payable upon the achievement of performance standards by the Person or other property acquired in such Permitted Acquisition and in an amount based upon such achievement provided that the formula for determining the aggregate amount of such liability shall be fixed at the date of such Permitted Acquisition.
     “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses; provided, no Affiliate of Holdings shall be an Eligible Assignee.
     “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, Holdings or any of its Subsidiaries or, to the extent that Holdings or any of its Subsidiaries would be liable under ERISA in respect thereof, any of their respective ERISA Affiliates.
     “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.
     “Environmental Laws” means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Holdings or any of its Subsidiaries or any Facility.

     “Environmental Reports” means any reports and other information, in form scope and substance satisfactory to Syndication Agent and Collateral Agent regarding environmental matters relating to the Facilities.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.
     “ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Holdings or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Holdings or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Holdings or such Subsidiary and with respect to liabilities arising after such period for which Holdings or such Subsidiary could be liable under the Internal Revenue Code or ERISA.
     “ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under

Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (1), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code; or (x) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.
     “Eurodollar Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.
     “Event of Default” means each of the conditions or events set forth in Section 8.1.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.
     “Existing Credit Agreement” as defined in the recitals hereto.
     “Existing Lenders” as defined in the recitals hereto.
     “Existing Subordinated Note Indenture” means the Indenture entered into between Company and JP Morgan Chase dated November 27, 2001, pursuant to which the Existing Subordinated Notes were issued, as such Indenture may hereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.16.
     “Existing Subordinated Notes” means the subordinated notes due December 1, 2009 in an aggregate principal amount of $170,000,000, as such notes may hereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.16.
     “Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Holdings or any of its Subsidiaries or any of their respective predecessors or Affiliates.
     “Fair Share Contribution Amount” as defined in Section 7.2.
     “Fair Share” as defined in Section 7.2.
     “Fair Share Shortfall” as defined in Section 7.2.
     “Federal Funds Effective Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding

Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.
     “Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Holdings that such financial statements fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.
     “Financial Plan” as defined in Section 5.1(i).
     “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than Permitted Liens.
     “Fiscal Quarter” means a fiscal quarter of any Fiscal Year.
     “Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year.
     “Fixed Charge Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ending, to (ii) Consolidated Fixed Charges for such four-Fiscal Quarter period.
     “Flood Hazard Property” means any Real Estate Asset subject to a Mortgage and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.
     “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
     “Funding Default” as defined in Section 2.21.
     “Funding Guarantors” as defined in Section 7.2.
     “Funding Notice” means a notice substantially in the form of Exhibit A-l.
     “GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.
     “Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.
     “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.
     “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.
     “Grantor” as defined in the Pledge and Security Agreement.
     “Guaranteed Obligations” as defined in Section 7.1.
     “Guarantor” means each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries that do not provide a Guaranty).
     “Guarantor Subsidiary” means each Guarantor other than Holdings.
     “Guaranty” means the guaranty of each Guarantor set forth in Section 7.
     “Hazardous Materials” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.
     “Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.
     “Hedge Agreement” means an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty in order to satisfy the requirements of this Agreement.
     “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.
     “Historical Financial Statements” means as of the Closing Date, (i) the audited financial statements of Holdings and its Subsidiaries, for the immediately preceding three Fiscal Years, consisting of balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Years, and (ii) the unaudited financial statements of Holdings and its Subsidiaries as at the most recently ended Fiscal Quarter, consisting of a balance sheet and the related consolidated statements of income, stockholders’ equity and cash flows for the three-, six- or nine-month period, as applicable, ending on such date, and, in the case of clauses (i) and (ii), certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.
     “Holdings” as defined in the preamble hereto.
     “Immaterial Subsidiary” for purposes of Section 8.1(f) and Section 8.1(g), shall mean one or more Subsidiaries of Holdings that, on a consolidated basis did not (i) for the most recently concluded Fiscal Year account for more than 3.0% of consolidated revenues of Holdings and its Subsidiaries and (ii) as of the last day of such Fiscal Year own more than 3.0% of the consolidated assets of Holdings and its Subsidiaries.
     “Increased Amount Date” as defined in Section 2.24.
     “Increased-Cost Lenders” as defined in Section 2.22.
     “Indebtedness”, as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and ordinary course trade payables), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any properly or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefore, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; and (x) obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall obligations under any Interest Rate Agreement and any Currency Agreements be deemed “Indebtedness” for any purpose under Section 6.8.

     “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties and claims (including Environmental Claims), and any and all reasonable and documented costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including Lenders’ agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Holdings or any of its Subsidiaries.
     “Indemnitee” as defined in Section 10.3.
     “Installment” as defined in Section 2.11.
     “Installment Date” as defined in Section 2.11.
     “Interest Payment Date” means with respect to (i) any Loan that is a Base Rate Loan, the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Closing Date and the final maturity date of such Loan; and (ii) any Loan that is a Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.
     “Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three- or six-months, as selected by Company in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) through (d), of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond such Class’s Term Loan Maturity Date; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.
     “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Holdings’ and its Subsidiaries’ operations and not for speculative purposes.
     “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.
     “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.
     “Investment” means (i) any direct or indirect purchase or other acquisition by Holdings or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than Company or a Guarantor Subsidiary); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Holdings from any Person (other than Holdings, Company or any Guarantor Subsidiary), of any Capital Stock of such Person; and (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Holdings or any of its Subsidiaries to any other Person (other than Holdings, Company or any Guarantor Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or writeoffs with respect to such Investment.
     “Investment Related Property” as defined in the Pledge and Security Agreement.
     “Issuance Notice” means an Issuance Notice substantially in the form of Exhibit A-3.
     “Issuing Bank” means Wells Fargo as Issuing Bank hereunder, together with its permitted successors and assigns in such capacity.
     “Joinder Agreement” means an agreement substantially in the form of Exhibit L.
     “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.
     “Landlord Consent and Estoppel” means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, pursuant to which, among other things, the landlord consents to the granting of a Mortgage on such Leasehold Property by the Credit Party tenant, such Landlord Consent and Estoppel to be in form and substance acceptable to the Collateral Agent in its reasonable discretion, but in any event sufficient for the Collateral Agent to obtain a Title Policy with respect to such Mortgage.
     “Lead Arrangers” as defined in the preamble hereto.
     “Leasehold Property” means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.
     “Lender” means each financial institution listed on the signature pages hereto as a Lender and any other Person that becomes a party hereto pursuant to an Assignment Agreement or a Joinder Agreement.
     “Lender Counterparty” means each Lender or any Affiliate of a Lender counterparty to a Hedge Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a Lender), including, without limitation, each such Affiliate that enters into a joinder agreement with the Collateral Agent.
     “Letter of Credit” means a commercial or standby letter of credit issued or to be issued by Issuing Bank pursuant to this Agreement.
     “Letter of Credit Sublimit” means the lesser of (i) $10,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.
     “Letter of Credit Usage” means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Company.
     “Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Total Debt as of such day to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date (as determined in accordance with Section 6.8(f)).
     “Lien” means (i) any lien, claim, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.
     “Loan” means a Term Loan, a Revolving Loan, a Swing Line Loan or a New Term Loan.

     “Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.
     “Maryland Mortgage” as defined in Section 7.12.
     “Material Adverse Effect” means a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries, taken as a whole; (ii) the ability of the Credit Parties to fully and timely perform the Obligations, taking into consideration the Guaranty and the joint and several obligations of the Guarantors in respect of the Guaranty; (iii) the legality, validity, binding effect or enforceability against the Credit Parties of the Credit Documents, taking into consideration the Guaranty and the joint and several obligations of the Guarantors in respect of the Guaranty; (iv) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under the Credit Documents, taking into consideration the Guaranty and the joint and several obligations of the Guarantors in respect of the Guaranty; or (v) the Collateral or the Collateral Agent’s Liens, on behalf of Secured Parties on the Collateral or the First Priority of such Liens.
     “Material Contract” means any contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.
     “Material Real Estate Asset” means (i) (a) any fee-owned Real Estate Asset having a fair market value in excess of $1,000,000 as of the date of the acquisition thereof and (b) all Leasehold Properties other than those with respect to which the aggregate payments under the term of the lease are less than $500,000 per annum or (ii) any Real Estate Asset that the Requisite Lenders have reasonably determined is material to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any Subsidiary thereof, including Company and with respect to which the Administrative Agent has provided written notice to Company of such determination; provided that notwithstanding the foregoing, the leases set forth on Schedule 1.1 shall not be deemed Material Real Estate Assets as of the Closing Date.
     “Moody’s” means Moody’s Investor Services, Inc.
     “Mortgage” means a Mortgage substantially in the form of Exhibit J, as it may be amended, supplemented or otherwise modified from time to time.
     “Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.
     “NAIC” means The National Association of Insurance Commissioners, and any successor thereto.
     “Narrative Report” means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Holdings and its Subsidiaries in the form and to the extent prepared for presentation to senior management thereof for the applicable month, Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.
     “Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Holdings or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Holdings or any of its Subsidiaries in connection with such Asset Sale.
     “Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash payments or proceeds received by Holdings or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes payable as a result of any gain recognized in connection therewith.
     “New Term Loan Commitments” as defined in Section 2.24.
     “New Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Term Loans of such Lender.
     “New Term Loan Lender” as defined in Section 2.24.
     “New Term Loan Maturity Date” means the date that New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.
     “New Term Loans” as defined in Section 2.24.
     “Non-US Lender” as defined in Section 2.19(c).
     “Note” means a Term Loan Note, a Revolving Loan Note or a Swing Line Note.
     “Notice” means a Funding Notice or a Conversion/Continuation Notice.

     “Obligations” means all obligations of every nature of each Credit Party from time to time owed to the Agents (including former Agents), the Lenders or any of them or their respective Affiliates and Lender Counterparties, under any Credit Document or Hedge Agreement (including, without limitation, with respect to a Hedge Agreement, obligations owed thereunder to any person who was a Lender or an Affiliate of a Lender at the time such Hedge Agreement was entered into), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise.
     “Obligee Guarantor” as defined in Section 7.7.
     “Offer to Purchase and Consent Solicitation Statement” means that certain Offer to Purchase and Consent Solicitation Statement dated as of April 19, 2005 of Vicar Operating, Inc. relating to the offer to purchase the entire $170,000,000 aggregate principal amount of the Existing Subordinated Notes and consent to amend the Existing Subordinated Note Indenture.
     “Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.
     “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
     “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.
     “Permitted Acquisition” means any acquisition by Company or any of its Subsidiaries, whether by purchase, merger or otherwise, of (y) all or substantially all of the assets of, or 51% or more of the Capital Stock of, or a business line or unit or a division of, any Person or (z) any additional portion, or all, of the Capital Stock of any Permitted Partially-Owned Subsidiary; provided,
               (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;
               (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

               (iii) in the case of the acquisition of Capital Stock, (i) at least 51% of the Capital Stock (except for any such Securities in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Company in connection with such acquisition shall be owned by Company or a Guarantor Subsidiary thereof, (ii) in the case of acquisitions where Company owns more than 51% but less than 100% of such Subsidiary, Company shall designate such Subsidiary as a Permitted Partially-Owned Subsidiary, and (iii) except in the case of a Permitted Partially-Owned Subsidiary, Company shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Company, each of the actions set forth in Sections 5.10 and/or 5.11, as applicable;
               (iv) Any Person or assets so acquired shall be located exclusively in the United States or Canada;
               (v) Holdings and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.8 on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended (as determined in accordance with Section 6.8(f));
               (vi) Company shall have delivered to Administrative Agent (A) at least five Business Days prior to such proposed acquisition, a Compliance Certificate evidencing compliance with Section 6.8 as required under clause (v) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.8; provided, however, that Company shall not be required to comply with the provisions of this clause (vi) with respect to acquisitions unless the consideration of such acquisition is greater than $7,500,000;
               (vii) any Person or assets or division as acquired in accordance herewith shall be in a business or lines of business the same as, related, complementary or ancillary to, the business or lines of business in which Company and/or its Subsidiaries are engaged as of the Closing Date; and
               (viii) notwithstanding any of the foregoing to the contrary, “Permitted Acquisition” shall not include any acquisition of any assets constituting a fee interest in real property to the extent such acquisition of assets is included in the calculation of Consolidated Capital Expenditures.
     “Permitted Liens” means each of the Liens permitted pursuant to Section 6.2.
     “Permitted Partially-Owned Subsidiary” means (a) those Subsidiaries of Company listed on Schedule 1.2 existing on the Closing Date, and (b) those Subsidiaries of Company acquired or created after the Closing Date and designated by Company as a Permitted Partially-Owned Subsidiary by written notice to the Administrative Agent, provided, that, with respect to Permitted Partially-Owned Subsidiaries acquired or created after the Closing Date, (i) Company owns at least 51% of the outstanding Capital Stock of such Subsidiary, (ii) the remaining Capital Stock of such Subsidiary is owned directly or indirectly, by one or more licensed veterinarians who are actively involved in the business of such Subsidiary, (iii) Company shall use its commercially reasonable efforts to cause such Subsidiary to become a Guarantor Subsidiary, (iv) if Company fails to obtain a Guaranty from such Subsidiary, then such Subsidiary shall not own and lease any Material Real Estate Assets, and (v) Company shall use commercially reasonable efforts to cause such veterinarian to pledge his or her Capital Stock in such Permitted Partially-Owned Subsidiary in favor of the Collateral Agent for the benefit of the Secured Parties; provided, further, that at no time shall the total portion of Consolidated Adjusted EBITDA contributed by all Subsidiaries constituting Permitted Partially-Owned Subsidiaries exceed 15% of Consolidated Adjusted EBITDA.
     “Permitted Seller Notes” means promissory notes containing subordination provisions in substantially the form of, or no less favorable to Lenders (in the reasonable judgment of Administrative Agent) than the subordination provisions contained in, Exhibit K annexed hereto, representing any Indebtedness of Holdings or Company incurred in connection with any Permitted Acquisition payable to the seller in connection therewith, as such note may be amended, supplemented or otherwise modified from time to time to the extent permitted under Section 6.16; provided that, no Permitted Seller Note shall (i) be guarantied by any Subsidiary of Holdings or secured by any property of Holdings, Company or any of its Subsidiaries, (ii) bear cash interest at a rate greater than 8.5% per annum; or, (iii) except in accordance with Section 6.5, provide for any prepayment or repayment of all or any portion of the principal thereof prior to the date of the final scheduled installment of principal of the Loans; provided, further, that in no event shall the aggregate scheduled cash payments of principal and interest on all outstanding Permitted Seller Notes exceed $4,000,000 in any Fiscal Year.
     “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.
     “Pledge and Security Agreement” means the Pledge and Security Agreement to be executed by Company and each Guarantor, substantially in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time.
     “Prime Rate” means the rate of interest per annum that Wells Fargo announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Wells Fargo or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.
     “Principal Office” means, for each of Administrative Agent, Swing Line Lender and Issuing Bank, such Person’s “Principal Office” as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to Company, Administrative Agent and each Lender.
     “Projections” as defined in Section 3.1(i).

     “Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan of any Lender, the percentage obtained by dividing (a) the Term Loan Exposure of that Lender by (b) the aggregate Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders; and (iii) with respect to all payments, computations, and other matters relating to New Term Loan Commitments or New Term Loans of a particular Series, the percentage obtained by dividing (a) the New Term Loan Exposure of that Lender with respect to that Series by (b) the aggregate New Term Loan Exposure of all Lenders with respect to that Series. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Term Loan Exposure, the Revolving Exposure and the New Term Loan Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Term Loan Exposure, the aggregate Revolving Exposure and the aggregate New Term Loan Exposure of all Lenders.
     “Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.
     “Record Document” means, with respect to any Leasehold Property, (i) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Collateral Agent.
     “Recorded Leasehold Interest” means a Leasehold Property with respect to which a Record Document has been recorded in all places necessary or desirable, in Administrative Agent’s reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property.
     “Redemption” as defined in the preamble hereto.
     “Refunded Swing Line Loans” as defined in Section 2.3(b)(iv).
     “Register” as defined in Section 2.6(b).
     “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.
     “Reimbursement Date” as defined in Section 2.23(d).
     “Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.
     “Replacement Lender” as defined in Section 2.22.
     “Replacement Term Loans” as defined in Section 10.5(e).
     “Requisite Class Lenders” means, as at any date of determination, (i) for the Class of Lenders having Term Loan Exposure, Lenders holding more than 50% of the aggregate Term Loan Exposure of all Lenders; (ii) for the Class of Lenders having Revolving Exposure, Lenders having or holding more than 50% of the aggregate Revolving Exposure of all Lenders; and (iii) for each Class of Lenders having New Term Loan Exposure, Lenders holding more than 50% of the aggregate New Term Loan Exposure of that Class.
     “Requisite Lenders” means three or more Lenders having or holding Term Loan Exposure, New Term Loan Exposure and/or Revolving Exposure and representing more than 50% of the sum of (i) the aggregate Term Loan Exposure of all Lenders; (ii) the aggregate Revolving Exposure of all Lenders; and (iii) the aggregate New Term Loan Exposure of all Lenders.
     “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Holdings or Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Holdings or Company or any of its Subsidiaries now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Holdings or Company or any of its Subsidiaries now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.
     “Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Closing Date is $75,000,000.
     “Revolving Commitment Period” means the period from the Closing Date to but excluding the Revolving Commitment Termination Date.

     “Revolving Commitment Termination Date” means the earliest to occur of (i) May 16, 2010, (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.12(b) or 2.13, and (iii) the date of the termination of the Revolving Commitments pursuant to Section 8.1.
     “Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans.
     “Revolving Loan” means a Loan made by a Lender to Company pursuant to Section 2.2(a).
     “Revolving Loan Note” means a promissory note in the form of Exhibit B-3, as it may be amended, supplemented or otherwise modified from time to time.
     “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw Hill Corporation.
     “Secured Parties” has the meaning assigned to that term in the Pledge and Security Agreement.
     “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.
     “Series” as defined in Section 2.24.
     “Settlement Confirmation” as defined in Section 10.6(b).
     “Settlement Service” as defined in Section 10.6(d).
     “Solvency Certificate” means a Solvency Certificate of the chief financial officer of Holdings substantially in the form of Exhibit G-2.

     “Solvent” means, with respect to any Person, that as of the date of determination both (i) (a) the sum of such Person’s debt (including contingent liabilities) does not exceed all of its property, at a fair valuation; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured; (c) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (d) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
     “Subject Transaction” as defined in Section 6.8(f).
     “Subordinated Indebtedness” means (i) Indebtedness of Company and its Subsidiaries under the Existing Subordinated Note Indenture and (ii) Indebtedness outstanding under Permitted Seller Notes.
     “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.
     “Swing Line Lender” means Wells Fargo in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.
     “Swing Line Loan” means a Loan made by Swing Line Lender to Company pursuant to Section 2.3.
     “Swing Line Note” means a promissory note in the form of Exhibit B-4, as it may be amended, supplemented or otherwise modified from time to time.
     “Swing Line Sublimit” means the lesser of (i) $5,000,000, and (ii) the aggregate unused amount of Revolving Commitments then in effect.
     “Syndication Agent” as defined in the preamble hereto.
     “Take Out Securities” means Capital Stock or other securities convertible into or otherwise linked to Capital Stock, the net proceeds of which are used to pay, acquire, or redeem

(i) Existing Subordinated Notes pursuant to the Tender Offer and/or Redemption, or (ii) to repay the Loans and/or the Revolving Commitments; provided, however, that to the extent the issuance of such Capital Stock or other securities constitute Indebtedness, such Indebtedness shall be unsecured and subordinated in a manner satisfactory to the Agents.
     “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority; provided, “Tax on the overall net income” of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person’s applicable principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on or measured by all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its applicable lending office).
     “Tender Offer” as defined in the preamble hereto.
     “Term Loan” means a Closing Date Term Loan, a Delayed Draw Term Loan or a New Term Loan.
     “Term Loan Commitment” means the Closing Date Term Loan Commitments and the Delayed Draw Term Loan Commitments.
     “Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans (other than New Term Loans) of such Lender; provided, at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Loan Commitment.
     “Term Loan Maturity Date” means the earlier of (i) May 16, 2011, and (ii) the date that all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.
     “Term Loan Note” means a promissory note in the form of Exhibit B-1, as it may be amended, supplemented or otherwise modified from time to time.
     “Terminated Lender” as defined in Section 2.22.
     “Total Utilization of Revolving Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate principal amount of all outstanding Swing Line Loans, and (iii) the Letter of Credit Usage.
     “Transaction Costs” means the fees, costs and expenses payable by Holdings, Company or any of Company’s Subsidiaries in connection with the closing of the transactions contemplated by the Credit Documents, on the Closing Date and Associated Fees, Costs and Expenses.
     “Type of Loan” means (i) with respect to either Term Loans or Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan, and (ii) with respect to Swing Line Loans, a Base Rate Loan.
     “UBOC” as defined in the preamble hereto.
     “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
     “UCC Questionnaire” means a certificate in form satisfactory to the Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party.
     “Unadjusted Eurodollar Rate Component” means that component of the interest costs to Company in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate.
     “VCA Guarantor” as defined in Section 7.12.
     1.2 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Holdings to Lenders pursuant to Sections 5.1(b) and 5.1(c) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(e), if applicable). Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial statements.
     1.3 Interpretation, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.
SECTION 2. LOANS
     2.1 Term Loans.

          (a) Term Loan Commitments.
               (i) Subject to the terms and conditions hereof, each Lender severally agrees to make, on the Closing Date, a Closing Date Term Loan to Company in an amount equal to such Lender’s Closing Date Term Loan Commitment. Company may make only one borrowing under the Closing Date Term Loan Commitment which shall be on the Closing Date. Any amount borrowed under this Section 2.1(a)(i) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.12(a) and 2.13, all amounts owed hereunder with respect to the Closing Date Term Loans shall be paid in full no later than the Term Loan Maturity Date. Each Lender’s Closing Date Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Closing Date Term Loan Commitment on such date.
               (ii) Subject to the terms and conditions hereof, each Lender severally agrees to make, on the DDTL Funding Date, a Delayed Draw Term Loan to the Company in an amount equal to such Lender’s DDTL Commitment. Company may make only one borrowing under the DDTL Commitment which shall be on the DDTL Funding Date. Any amount borrowed under this Section 2.1(a)(ii) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.13(a) and 2.14, all amounts owed hereunder with respect to the Delayed Draw Term Loans shall be paid in full no later than the Term Loan Maturity Date. Each Lender’s DDTL Commitment shall terminate immediately and without further action on the DDTL Funding Date after giving effect to the funding of such Lender’s DDTL Commitment on such date.
          (b) Borrowing Mechanics for Closing Date Term Loans.
               (i) Company shall deliver to Administrative Agent a fully executed and delivered Closing Date Certificate (which shall be deemed to be a Funding Notice with respect to the Closing Date Term Loans for all purposes hereof) no later than three Business Days prior to the Closing Date. Promptly upon receipt by Administrative Agent of such certificate, Administrative Agent shall notify each Lender of the proposed borrowing.
               (ii) Each Lender shall make its Closing Date Term Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the Closing Date, by wire transfer of same day funds in Dollars, at the Principal Office designated by Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Closing Date Term Loans available to Company on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Company.
          (c) Borrowing Mechanics for Delayed Draw Term Loans.
               (i) Company shall deliver to Administrative Agent a fully executed Funding Notice no later than (y) three Business Days prior to the DDTL Funding Date in the case of Delayed Draw Term Loans which are Eurodollar Rate Loans and (z) one Business Day prior to the DDTL Funding Date in the case of Delayed Draw Term Loans which are Base Rate Loans. Promptly upon receipt by Administrative Agent of such notice, Administrative Agent shall notify each Lender of the proposed borrowing.
               (ii) Each Lender shall make its Delayed Draw Term Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the DDTL Funding Date, by wire transfer of same day funds in Dollars, at the Principal office designated by Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Delayed Draw Term Loans available to the Company on the DDTL Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of the Company at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by the Company.
     2.2 Revolving Loans.
          (a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to Company in the aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided, after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.2(a) may be repaid and reborrowed during the Revolving Commitment Period. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date.
          (b) Borrowing Mechanics for Revolving Loans.
               (i) Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount, and Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess of that amount.
               (ii) Whenever Company desires that Lenders make Revolving Loans, Company shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later than 1:00 p.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan, and at least one Business Day in advance of the proposed Credit Date in the case of a Revolving Loan that is a Base Rate Loan. Except as otherwise provided herein, a Funding Notice for a Revolving Loan that is a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.
               (iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender’s Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 1:00 p.m. (New York City time)) not later than 3:00 p.m. (New York City time) on the same day as Administrative Agent’s receipt of such Notice from Company.
               (iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Principal Office designated by the Administrative Agent. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Principal Office designated by the Administrative Agent or such other account as may be designated in writing to Administrative Agent by Company.
     2.3 Swing Line Loans.
          (a) Swing Line Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, Swing Line Lender hereby agrees to make Swing Line Loans to Company in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.3 may be repaid and reborrowed during the Revolving Commitment Period. Swing Line Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Commitments shall be paid in full no later than such date.
          (b) Borrowing Mechanics for Swing Line Loans.
               (i) Swing Line Loans shall be made in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount.
               (ii) Whenever Company desires that Swing Line Lender make a Swing Line Loan, Company shall deliver to Administrative Agent a Funding Notice no later than 1:00 p.m. (New York City time) on the proposed Credit Date.
               (iii) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 3:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Company at the Administrative Agent’s Principal Office, or to such other account as may be designated in writing to Administrative Agent by Company.

               (iv) With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to Section 2.12, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 11:00 a.m. (New York City time) at least one (1) Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Company) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to Company on such Credit Date in an amount equal to the amount of such Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date such notice is given which the Swing Line Lender requests Lenders to prepay. Notwithstanding anything contained in this Agreement to the contrary, (1) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by the Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans to Company and shall be due under the Revolving Loan Note issued by Company to Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company’s accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by the Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.16.
               (v) If for any reason Revolving Loans are not made pursuant to Section 2.3(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one (1) Business Day’s notice from Swing Line Lender, each Lender holding a Revolving Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to Swing Line Lender the amount of such Lender’s participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

               (vi) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender’s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that Swing Line Lender believed in good faith that all conditions under Section 3.2 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default or (B) at a time when a Funding Default exists unless Swing Line Lender has entered into arrangements satisfactory to it and Company to eliminate Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Line Loan, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding Swing Line Loans.
     2.4 Pro Rata Shares; Availability of Funds.
          (a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment or any Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby.
          (b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefore, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.4(b) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitments and Revolving Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.
     2.5 Use of Proceeds. All proceeds of the Closing Date Term Loans shall be applied by Company to repay and refinance all amounts outstanding under the Existing Credit Agreement and to pay fees, costs and expenses in connection therewith and, to the extent of any funds remaining thereafter, for general corporate purposes. The proceeds of the Delayed Draw Term Loan shall be applied by Company to tender, call or redeem the Existing Subordinated Notes pursuant to the Tender Offer. The proceeds of the Revolving Loans, Letters of Credit, Swing Line Loans and any New Term Loans shall be applied by Company for working capital and general corporate purposes of Company and its Subsidiaries, including Permitted Acquisitions (including, without limitation, the Redemption). No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act.
     2.6 Evidence of Debt; Register; Lenders’ Books and Records; Notes.
          (a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Indebtedness of Company to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be prima facie evidence thereof; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Company’s Obligations in respect of any applicable Loans; and provided further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.
          (b) Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at the Principal Office a register for the recordation of the names and addresses of Lenders and the Revolving Commitments and Loans of each Lender from time to time (the “Register”). The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record, or shall cause to be recorded, in the Register the Revolving Commitments and the Loans in accordance with the provisions of Section 10.6, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Company’s Obligations in respect of any Loan. Company hereby designates Wells Fargo to serve as

Company’s agent solely for purposes of maintaining the Register as provided in this Section 2.6, and Company hereby agrees that, to the extent Wells Fargo serves in such capacity, Wells Fargo and its officers, directors, employees, agents, sub-agents and affiliates shall constitute “Indemnitees.”
          (c) Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company’s receipt of such notice) a Note or Notes to evidence such Lender’s Term Loan, New Term Loan, Revolving Loan or Swing Line Loan, as the case may be.
     2.7 Interest on Loans.
          (a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
               (i) in the case of Term Loans and Revolving Loans:
(1)	if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

(2)	if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin; and
               (ii) in the case of Swing Line Loans, at the Base Rate plus the Applicable Margin.
          (b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as Base Rate Loans only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Company and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.
          (c) In connection with Eurodollar Rate Loans there shall be no more than twelve (12) Interest Periods outstanding at any time. In the event Company fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) shall be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) shall be made as, a Base Rate Loan). In the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Company shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall be prima facie evidence thereof) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.
          (d) Interest payable pursuant to Section 2.7(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Term Loan, the last Interest Payment Date with respect to such Term Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.
          (e) Interest on each Loan shall accrue and shall be payable in arrears on each Interest Payment Date and at maturity, including final maturity; provided, that interest accruing in accordance with Section 2.7(f)(ii) or Section 2.9 shall be payable on demand.
          (f) Company agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Company at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) from and after the applicable Reimbursement Date (if not paid by the applicable Reimbursement Date), a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.
          (g) Interest payable pursuant to Section 2.7(f) shall be computed on the basis of a 365/366-day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.7(f), Issuing Bank shall distribute to each Lender, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section

2.23(e) with respect to such honored drawing such Lender’s Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company.
     2.8 Conversion/Continuation.
          (a) Subject to Section 2.17 and so long as no Default or Event of Default shall have occurred and then be continuing, Company shall have the option:
               (i) to convert at any time all or any part of any Term Loan or Revolving Loan equal to $1,000,000 and integral multiples of $500,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Company shall pay all amounts due under Section 2.17 in connection with any such conversion; or
               (ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $2,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan.
          (b) The Company shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 1:00 p.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.
     2.9 Default Interest. Upon the occurrence and during the continuance of an Event of Default described in Section 8.1(a), the principal amount of all Loans and any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.
     2.10 Fees.
          (a) Company agrees to pay to Lenders having Revolving Exposure:
               (i) commitment fees equal to (1) the average of the daily difference between (a) the Revolving Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage, times (2) the Applicable Revolving Commitment Fee Percentage; and
               (ii) letter of credit fees equal to (1) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans, times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination).
          (b) [Reserved].
          (c) Company agrees to pay directly to Issuing Bank, for its own account, the following fees:
               (i) a fronting fee equal to 0.250%, per annum, times the average aggregate daily maximum amount available to be drawn under all Letters of Credit (determined as of the close of business on any date of determination); and
               (ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.
          (d) All fees referred to in Section 2.10(a) shall be calculated on the basis of a 360-day year, and the actual number of days elapsed and shall be payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year during the Revolving Commitment Period, commencing on the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date.
          (e) In addition to any of the foregoing fees, Company agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.
     2.11 Scheduled Payments. The principal amount of the Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment”) in the aggregate amounts set forth below on the last day of each Fiscal Quarter (each, an “Installment Date”) commencing June 30, 2005:

Fiscal Quarter Ending	Installments
June 30, 2005	$1,187,500
September 30, 2005	$1,187,500
December 31, 2005	$1,187,500
March 31, 2006	$1,187,500
June 30, 2006	$1,187,500
September 30, 2006	$1,187,500
December 31, 2006	$1,187,500
March 31, 2007	$1,187,500
June 30, 2007	$1,187,500
September 30, 2007	$1,187,500
December 31, 2007	$1,187,500
March 31, 2008	$1,187,500
June 30, 2008	$1,187,500
September 30, 2008	$1,187,500
December 31, 2008	$1,187,500
March 31, 2009	$1,187,500
June 30, 2009	$1,187,500
September 30, 2009	$1,187,500
December 31, 2009	$1,187,500
March 31, 2010	$1,187,500
June 30, 2010	$1,187,500
September 30, 2010	$1,187,500
December 31, 2010	$1,187,500
March 31, 2011	$1,187,500
Term Loan Maturity Date	$446,500,000
     ; provided, in the event any New Term Loans are made, the amount of any Installment shall be applied on the relevant Installment Date, pro-rata in accordance with the outstanding principal balances, to the Term Loans and the New Term Loans then outstanding on such Installment Date.
     Notwithstanding the foregoing, (y) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.12, 2.13 and 2.14 as applicable; and (z) the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Term Loan Maturity Date.
     2.12 Voluntary Prepayments/Commitment Reductions.
          (a) Voluntary Prepayments.
               (i) Any time and from time to time:
     (1) with respect to Base Rate Loans, Company may prepay, any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount;
     (2) with respect to Eurodollar Rate Loans, Company may prepay, any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess of that amount; and
     (3) with respect to Swing Line Loans, Company may prepay, any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $100,000, and in integral multiples of $100,000 in excess of that amount.
               (ii) All such prepayments shall be made:
     (1) upon not less than one Business Day’s prior written or telephonic notice in the case of Base Rate Loans;
     (2) upon not less than three Business Day’s prior written or telephonic notice in the case of Eurodollar Rate Loans; and
     (3) upon written or telephonic notice on the date of prepayment, in the case of Swing Line Loans;
in each case given to Administrative Agent or Swing Line Lender, as the case may be, by 1:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (and Administrative Agent will promptly transmit such telephonic or original notice for Term Loans or Revolving Loans, as the case may be, by telefacsimile or telephone to each Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein.
          (b) Voluntary Commitment Reductions.
               (i) Company may, upon not less than three Business Days’ prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Total Utilization of Revolving Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.
               (ii) Company’s notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in Company’s notice and shall reduce the Revolving Commitment of each Lender proportionately to its Pro Rata Share thereof.
     2.13 Mandatory Prepayments/Commitment Reductions.
          (a) Asset Sales. No later than the first Business Day following the date of receipt by Holdings or any of its Subsidiaries of any Net Asset Sale Proceeds, Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided, (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date through the applicable date of determination do not exceed $10,000,000, Company shall have the option, directly or through one or more of its Subsidiaries, to invest Net Asset Sale Proceeds within two hundred seventy (270) days of receipt thereof in long term productive assets of the general type used in the business of Company and its Subsidiaries; provided further, pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments). Notwithstanding any of the foregoing to the contrary, upon receipt by Company of Net Asset Sale Proceeds pursuant to the sale of assets permitted under Section 6.9(d), Company may invest the first $1,000,000 of such proceeds directly or through one or more of its Subsidiaries in long-term productive assets of the general type used in the business of Company and its Subsidiaries, and the remainder of such Net Asset Sale Proceeds shall be applied in accordance with the provisions set forth above.
          (b) Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by Holdings or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided, (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Insurance/Condemnation Proceeds from the Closing Date through the applicable date of determination do not exceed $10,000,000, Company shall have the option, directly or through one or more of its Subsidiaries to invest such Net Insurance/Condemnation Proceeds within two hundred seventy (270) days of receipt thereof in long term productive assets of the general type used in the business of Holdings and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof; provided further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments).
          (c) Issuance of Equity Securities. On the date of receipt by Holdings or Company of any Cash proceeds from a capital contribution to, or the issuance of any Capital Stock of, or the sale of any Capital Stock of, Holdings or any of its Subsidiaries (other than (i) pursuant to any employee stock or stock option compensation plan; (ii) equity issued in consideration of a Permitted Acquisition; or (iii) issuances pursuant to any Take Out Securities), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to 75% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; provided, however, that notwithstanding any of the foregoing to the contrary set forth in this Section 2.13(c), to the extent Holdings, Company and/or any of their Subsidiaries receives any Cash proceeds from the issuance of Capital Stock or the sale of Capital Stock of any of Holdings’ Subsidiaries in connection with the creation of a Permitted Partially-Owned Subsidiary, Holdings or Company shall on an annual basis commencing December 31, 2005, apply the aggregate amount of such Cash proceeds received, to the extent such aggregate amount exceeds $250,000 per annum to prepay the Loans and/or reduce the Revolving Commitments in accordance with Section 2.14(b).
          (d) Issuance of Debt. On the date of receipt by Holdings or any of its Subsidiaries of any Cash proceeds from incurrence of any Indebtedness of Holdings or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.
          (e) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 2005), Company shall, no later than one hundred (100) days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow.
          (f) Revolving Loans and Swing Loans. Company shall from time to time prepay first, the Swing Line Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect.
          (g) Prepayment Certificate. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Commitments pursuant to Sections 2.13(a) through 2.13(e), Company shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow, as the case may be. In the event that Company shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Company shall promptly make an additional prepayment of the Loans and/or the Revolving Commitments shall be permanently reduced in an amount equal to such excess, and Company shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.
     2.14 Application of Prepayments/Reductions.
          (a) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.12(a) shall be applied as specified by Company in the applicable notice of prepayment; provided, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

     first, to repay outstanding Swing Line Loans to the full extent thereof;
     second, to repay outstanding Revolving Loans to the full extent thereof; and
     third, to repay the Term Loans on a pro rata basis (in accordance with the outstanding principal amounts) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Term Loans.
Any prepayment of Term Loan pursuant to Section 2.12(a) shall be further applied on a pro rata basis to reduce the scheduled remaining installments of principal on Term Loans.
          (b) Application of Mandatory Prepayments by Type of Loans. Any amount required to be paid pursuant to Sections 2.13(a) through 2.13(e) shall be applied as follows:
     first, to prepay Term Loans on a pro rata basis (in accordance with the outstanding principal amounts) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Term Loans;
     second, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Commitments by the amount of such prepayment;
     third, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Commitments by the amount of such prepayment;
     fourth, to prepay outstanding reimbursement obligations with respect to Letters of Credit and to further permanently reduce the Revolving Commitments by the amount of such prepayment;
     fifth, to cash collateralize Letters of Credit and to further permanently reduce the Revolving Commitments by the amount of such cash collateralization; and
     sixth, to further permanently reduce the Revolving Commitments to the full extent thereof.
     2.15 General Provisions Regarding Payments.
          (a) All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 p.m. (New York City time) on the date due at the Principal Office designated by the Administrative Agent for the account of Lenders; for purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

          (b) All payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans) shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.
          (c) Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.
          (d) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.
          (e) Subject to the provisos set forth in the definition of “Interest Period” as they may apply to Eurodollar Rate Loans, whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, with respect to Revolving Loans only, such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.
          (f) Company hereby authorizes Administrative Agent to charge Company’s accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).
          (g) Administrative Agent shall deem any payment by or on behalf of Company hereunder that is not made in same day funds prior to 1:00 p.m. (New York City time) to be a non-conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Company and each applicable Lender (confirmed in writing) if any payment is nonconforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.9 from the date such amount was due and payable until the date such amount is paid in full.
          (h) If an Event of Default shall have occurred and be continuing and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, notwithstanding Section 2.14, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be applied in accordance with the application arrangements described in Section 6.5 of the Pledge and Security Agreement.

     2.16 Ratable Sharing. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.
     2.17 Making or Maintaining Eurodollar Rate Loans.
          (a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be prima facie evidence thereof), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.
          (b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be prima facie evidence thereof, but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender’s obligation to maintain its outstanding Eurodollar Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, Company shall have the option, subject to the provisions of Section 2.17(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.17(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof.
          (c) Compensation for Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefore in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefore in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company.

          (d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.
          (e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.17 and under Section 2.18 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.17 and under Section 2.18.
     2.18 Increased Costs; Capital Adequacy.
          (a) Compensation For Increased Costs and Taxes. Subject to the provisions of Section 2.19 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.18(a)) shall determine (which determination shall be prima facie evidence thereof) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any franchise Tax or a Tax on the overall net income of such Lender) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such

Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.18(a), which statement shall be prima facie evidence thereof.
          (b) Capital Adequacy Adjustment. In the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.18(b)) shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Revolving Commitments, or participations therein or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.18(b), which statement shall be prima facie evidence thereof.
     2.19 Taxes; Withholding, etc.
          (a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a franchise Tax or a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party.
          (b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender (which term shall include Issuing Bank for purposes of this Section 2.19(b)) under any of the Credit Documents: (i) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it; (ii) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender or Administrative Agent under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any requirement mentioned therein for a deduction, withholding or payment shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender or Administrative Agent.
          (c) Evidence of Exemption From U.S. Withholding Tax. (i) Each Lender that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a “Non-US Lender”) shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (A) two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents, or (B) if such Lender is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8ECI pursuant to clause (A) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit Documents. Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.19(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form W-8BEN or W-8ECI, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Company shall not be required to pay any additional amount to any Non-US Lender under Section 2.19(b)(iii) if such Lender shall have failed to deliver the forms, certificates or other evidence referred to in the second sentence of this Section 2.19(c), or (2) to notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, if such Lender shall have satisfied the requirements of the first sentence of this Section 2.19(c) on the Closing Date or on the date of the Assignment Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of Section 2.19(c) shall relieve Company of its obligation to pay any additional amounts pursuant to Section 2.18(a) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein.
               (ii) If any non-corporate Lender is a United States Person as such term is defined in the Internal Revenue Code, such Lender shall deliver to Administrative Agent on or prior to the Closing Date or on or prior to the date of the Assignment Agreement, pursuant to which it becomes a Lender (in the case of each other Lender) two original copies of Internal Revenue Service Form W-9 (or any successor forms), properly completed and duly executed by such Lender and such other documentation required under the Internal Revenue Code to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to such principal, interest, fees or other amounts payable under the any of the Credit Documents.
     2.20 Obligation to Mitigate. Each Lender (which term shall include Issuing Bank for purposes of this Section 2.20) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.17, 2.18 or 2.19, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.17, 2.18 or 2.19 would be materially reduced and if, as determined by such Lender in its sole but reasonable discretion, the making, issuing, funding or maintaining of such Revolving Commitments or Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Revolving Commitments or Loans or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.20 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described above. A certificate as to the amount of any such expenses payable by Company pursuant to this Section 2.20 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be prima facie evidence thereof.
     2.21 Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that any Lender, at the direction or request of any regulatory agency or authority, defaults (a “Defaulting Lender”) in its obligation to fund (a “Funding Default”) any Revolving Loan or its portion of any unreimbursed payment under Section 2.3(b)(iv) (in each case, a “Defaulted Loan”), then (a) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Credit Documents; (b) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, (i) any voluntary prepayment of the Revolving Loans shall, if Company so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding and the Revolving Exposure of such Defaulting Lender were zero, and (ii) any mandatory prepayment of the Revolving Loans shall, if Company so directs at the time of making such mandatory prepayment, be applied to the Revolving Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender, it being understood and agreed that Company shall be entitled to retain any portion of any mandatory prepayment of the Revolving Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b); (c) such Defaulting Lender’s Revolving Commitment and outstanding Revolving Loans and such Defaulting Lender’s Pro Rata Share of the Letter of Credit Usage shall be excluded for purposes of calculating the Revolving Commitment fee payable to Lenders in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any Revolving Commitment fee pursuant to Section 2.10 with respect to such Defaulting Lender’s Revolving Commitment in respect of any Default Period with respect to such Defaulting Lender; and (d) the Total Utilization of Revolving Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Revolving Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.21, performance by Company of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this Section 2.21. The rights and remedies against a Defaulting Lender under this Section 2.21 are in addition to other rights and remedies which Company may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.
     2.22 Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) any Lender (an “Increased-Cost Lender”) shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.17, 2.18 or 2.19, the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and such Lender shall fail to withdraw such notice within five Business Days after Company’s request for such withdrawal; or (b) any Lender shall become a Defaulting

Lender, the Default Period for such Defaulting Lender shall remain in effect, and such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Company’s request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the “Terminated Lender”), Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Commitments, if any, in full to one or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Terminated Lender shall pay any fees payable thereunder in connection with such assignment; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender, (B) an amount equal to all unreimbursed drawing that have been funded by such Terminated Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.10; (2) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to Section 2.17(c), 2.18 or 2.19 or otherwise as if it were a prepayment; and (3) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided, Company may not make such election with respect to any Terminated Lender that is also an Issuing Bank unless, prior to the effectiveness of such election, Company shall have caused each outstanding Letter of Credit issued thereby to be cancelled. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender’s Revolving Commitments, if any, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender.
     2.23 Issuance of Letters of Credit and Purchase of Participations Therein.
          (a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, Issuing Bank agrees to issue Letters of Credit for the account of Company in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $10,000 or such lesser amount as is acceptable to Issuing Bank; (iii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect; (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) the Revolving Commitment Termination Date and (2) the date which is one year from the date of issuance of such standby Letter of Credit; and (vi) in no event shall any commercial Letter of Credit (x) have an expiration date later than the earlier of (1) the Revolving Loan Commitment Termination Date and (2) the date which is 180 days from the date of issuance of such commercial Letter of Credit or (b) be issued if such commercial Letter of Credit is otherwise unacceptable to Issuing Bank in its reasonable discretion. Subject to the foregoing, Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless Issuing Bank elects not to extend for any such additional period; provided, Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time Issuing Bank must elect to allow such extension; provided, further, in the event a Funding Default exists, Issuing Bank shall not be required to issue any Letter of Credit unless Issuing Bank has entered into arrangements satisfactory to it and Company to eliminate Issuing Bank’s risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the Letter of Credit Usage.
          (b) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent an Issuance Notice no later than 12:00 p.m. (New York City time) at least three Business Days (in the case of standby letters of credit) or five Business Days (in the case of commercial letters of credit), or in each case such shorter period as may be agreed to by Issuing Bank in any particular instance, in advance of the proposed date of issuance. Upon satisfaction or waiver of the conditions set forth in Section 3.2, Issuing Bank shall issue the requested Letter of Credit only in accordance with Issuing Bank’s standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, Issuing Bank shall promptly notify each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.23(e).
          (c) Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Company and Issuing Bank, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of Issuing Bank to Company. Notwithstanding anything to the contrary contained in this Section 2.23(c), Company shall retain any and all rights it may have against Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of Issuing Bank.
          (d) Reimbursement by Company of Amounts Drawn or Paid Under Letters of Credit. In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Company and Administrative Agent, and Company shall reimburse Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”) in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and Issuing Bank prior to 10:00 a.m. (New York City time) on the date such drawing is honored that Company intends to reimburse Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.2, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.23(d) shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.23(d).
          (e) Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Company shall fail for any reason to reimburse Issuing Bank as provided in Section 2.23(d), Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Pro Rata Share of the Revolving Commitments. Each Lender shall make available to Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of

Issuing Bank specified in such notice, not later than 12:00 p.m. (New York City time) on the first business day (under the laws of the jurisdiction in which such office of Issuing Bank is located) after the date notified by Issuing Bank. In the event that any Lender fails to make available to Issuing Bank on such business day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.23(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.23(e) shall be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section in the event that it is determined that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.23(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.23(e) with respect to such honored drawing such Lender’s Pro Rata Share of all payments subsequently received by Issuing Bank from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.
          (f) Obligations Absolute. The obligation of Company to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.23(d) and the obligations of Lenders under Section 2.23(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Company, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any of its Subsidiaries; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank under the circumstances in question.
          (g) Indemnification. Without duplication of any obligation of Company under Section 10.2 or 10.3, in addition to amounts payable as provided herein, Company hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.
     2.24 Incremental Facilities. Company may by written notice to Syndication Agent elect to request the establishment of one or more new term loan commitments (the “New Term Loan Commitments”), by an amount not in excess of $25,000,000 in the aggregate and not less than $10,000,000 individually (or such lesser amount which shall be approved by Administrative Agent and Syndication Agent), and integral multiples of $1,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Company proposes that the New Term Loan Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to Syndication Agent (or such later date as may be agreed to by the Syndication Agent), and (B) the identity of each Lender or other Person that is an Eligible Assignee (each, a “New Term Loan Lender”) to whom Company proposes any portion of such New Term Loan Commitments be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Term Loan Commitment. Such New Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Term Loan Commitments, as applicable; (2) both before and after giving effect to the making of any Series of New Term Loans, each of the conditions set forth in Section 3.2 shall be satisfied; (3) Company and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Section 6.8 as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Term Loan Commitments; (4) the New Term Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by Company, Syndication Agent and Administrative Agent, each of which Joinder Agreements shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.19(c); (5) Company shall make any payments required pursuant to such Joinder Agreements in connection with the New Term Loan Commitments; and (6) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction. Any New Term Loans made on an Increased Amount Date shall be designated a separate series (a “Series”) of New Term Loans for all purposes of this Agreement.
     On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender of any Series shall make a Loan to Company (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

     Administrative Agent shall notify Lenders promptly upon receipt of Company’s notice of each Increased Amount Date and in respect thereof the Series of New Term Loan Commitments and the New Term Loan Lenders of such Series.
     The terms and provisions of the New Term Loans and New Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Term Loans. In any event (i) the weighted average life to maturity of all New Term Loans of any Series shall be no shorter than the remaining weighted average life to maturity of the Terms Loans, (ii) the applicable New Term Loan Maturity Date of each Series shall be no shorter than the final maturity of the Term Loans, and (iii) the rate of interest and any non-usage fee applicable to the New Term Loans of each Series shall be as determined by Company and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided however that the interest rate applicable to the New Term Loans shall not be greater than the highest interest rate that may, under any circumstances, be payable with respect to Term Loans plus 0.50% per annum unless the interest rate with respect to the Term Loan is increased so as to equal the interest rate applicable to the New Term Loans. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Syndication Agent and Administrative Agent, to effect the provisions of this Section 2.24.
SECTION 3. CONDITIONS PRECEDENT
3.1 Closing Date. The obligation of any Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:
          (a) Credit Documents. Administrative Agent shall have received sufficient copies of each Credit Document originally executed and delivered by each applicable Credit Party for each Lender.
          (b) Organizational Documents; Incumbency. Administrative Agent shall have received (i) sufficient copies of each Organizational Document originally executed and delivered by each Credit Party, as applicable, and accompanied by a certificate by an Authorized Officer certifying that there have been no material amendments to those Organizational Documents previously delivered to the Administrative Agent in connection with the Existing Credit Agreement; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Closing Date; and (v) such other documents as Administrative Agent may reasonably request.
          (c) Organizational and Capital Structure. The organizational structure and capital structure of Holdings and its Subsidiaries, shall be as set forth on Schedule 4.1.

          (d) Existing Credit Agreement. On the Closing Date, Holdings and its Subsidiaries shall have (i) repaid in full the Existing Credit Agreement, (ii) terminated any commitments to lend or make other extensions of credit thereunder, and (iii) delivered to Syndication Agent and Administrative Agent all documents or instruments necessary to release all Liens securing the Existing Credit Agreement or other obligations of Holdings and its Subsidiaries thereunder being repaid on the Closing Date.
          (e) Transaction Costs. On or prior to the Closing Date, Company shall have delivered to Administrative Agent Company’s reasonable best estimate of the Transactions Costs (other than fees payable to any Agent).
          (f) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.
          (g) Real Estate Assets. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in the Material Real Estate Assets, Collateral Agent shall have received from Company and each applicable Guarantor:
               (i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Estate Asset listed in Schedule 3.1(g) (each, a “Closing Date Mortgaged Property”);
               (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in (i) Alaska, (ii) California, (iii) Louisiana, (iv) Maryland, (v) New Mexico and (vi) Nevada, in each case with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;
               (iii) [Reserved];
               (iv) (A) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to Collateral Agent with respect to each Closing Date Mortgaged Property (each, a “Title Policy”), in amounts not less than the fair market value of each Closing Date Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty days prior to the Closing Date and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Collateral Agent and (B) evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Closing Date Mortgaged Property in the appropriate real estate records; and
               (v) evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to Collateral Agent.
          (h) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and perfected First Priority security interest in the personal property Collateral, Collateral Agent shall have received:
               (i) evidence satisfactory to the Collateral Agent of the compliance by each Credit Party of their obligations under the Pledge and Security Agreement and the other Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);
               (ii) a certificate of an Authorized Officer listing each Credit Party, together with each Credit Party’s jurisdiction of incorporation, organization or formation and organizational identification number (if any); and
               (iii) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.
          (i) Financial Statements; Projections. Lenders shall have received from Holdings (i) the Historical Financial Statements, (ii) pro forma consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at the most recent calendar quarter end prior to the Closing Date, the related financings and the other transactions contemplated by the Credit Documents to occur on or prior to the Closing Date, which pro forma financial statements shall be in form and substance satisfactory to Administrative Agent and Syndication Agent, and (iii) projected consolidated financial statements of Holdings and its Subsidiaries for the five year period commencing with Fiscal Year 2005 (the “Projections”).
          (j) Evidence of Insurance. Syndication Agent and Administrative Agent shall have received a certificate from Holding’s insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.5 is in full force and effect and that Administrative Agent, for the benefit of Lenders has been named as additional insured and loss payee thereunder to the extent required under Section 5.5.

          (k) Opinion of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for Credit Parties, in the form of Exhibit D and as to such other matters as Administrative Agent or Syndication Agent may reasonably request, dated as of the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent.
          (l) Fees. Company shall have paid to Syndication Agent and Administrative Agent, the fees payable on the Closing Date referred to in Section 2.10(e).
          (m) Closing Date Certificate. Holdings and Company shall have delivered to Syndication Agent and Administrative Agent an originally executed Closing Date Certificate, together with all attachments thereto.
          (n) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Administrative Agent and Syndication Agent, singly or in the aggregate, materially impairs the transactions contemplated by the Credit Documents, or that could have a Material Adverse Effect.
          (o) Completion of Proceedings. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent or Syndication Agent and its counsel shall be satisfactory in form and substance to Administrative Agent and Syndication Agent and such counsel, and Administrative Agent, Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Syndication Agent may reasonably request.
          (p) Funding Notice. Company shall have delivered to Administrative Agent a fully executed Funding Notice with respect to the Closing Date Term Loans to be made on the Closing Date.
          (q) Designated Senior Debt. Company shall take all actions reasonably requested by Administrative Agent or Syndication Agent to designate the Obligations hereunder as “Designated Senior Debt” under the Existing Subordinated Note Indenture (such actions to include, without limitation, (i) a board resolution or action by unanimous consent designating the Obligations hereunder as “Designated Senior Debt”; and (ii) a notice to the Trustee under the Existing Subordinated Note Indenture designating the Obligations hereunder as “Designated Senior Debt”).
          (r) Maximum Leverage Ratio. The ratio of (i) total indebtedness for the Company and its Subsidiaries as of the Closing Date to (ii) pro forma Consolidated Adjusted EBITDA for the twelve-month period ending March 31, 2005 shall not be greater than 3.25:1.00.
          (s) Minimum EBITDA. Administrative Agent and Syndication Agent shall have received evidence that pro forma Consolidated Adjusted EBITDA after giving effect to the

Credit Documents for the twelve-month period ending March 31, 2005 shall not be less than $145,000,000.
     Each Lender, by delivering its signature page to this Agreement and funding a Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.
     3.2 Conditions to Each Credit Extension.
          (a) Conditions Precedent. The obligation of each Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date, including the Closing Date, are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:
               (i) Administrative Agent shall have received a fully executed and delivered Funding Notice;
               (ii) after making the Credit Extensions requested on such Credit Date, (y) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect and (z) with respect to Revolving Loans used to finance Permitted Acquisitions, after making the Credit Extensions on such Credit Date, Company shall have $10,000,000 of unutilized Revolving Commitments available and the Leverage Ratio determined on a pro forma basis as of the last day of the Fiscal Quarter most recently ended and giving effect to the Permitted Acquisition as of such date shall be not greater than the ratio specified in Section 6.8 with respect to such date less 0.125.
               (iii) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;
               (iv) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default; and
               (v) on or before the date of issuance of any Letter of Credit, Administrative Agent shall have received (i) a fully executed and delivered Issuance Notice, (ii) all other information required by the applicable Issuance Notice and (iii) such other documents or information as Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit.
          (b) Notices. Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the applicable date of borrowing or continuation/conversion. Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Company or for otherwise acting in good faith.
SECTION 4. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders and Issuing Bank to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Lender and Issuing Bank, on the Closing Date and on each Credit Date, that the following statements are true and correct:
     4.1 Organization; Requisite Power and Authority; Qualification. Each of Holdings and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.
     4.2 Capital Stock and Ownership. The Capital Stock of each of Holdings and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which Holdings or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of Holdings or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by Holdings or any of its Subsidiaries of any additional membership interests or other Capital Stock of Holdings or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of Holdings or any of its Subsidiaries. Schedule 4.2 correctly sets forth the ownership interest of Holdings and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date.
     4.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.
     4.4 No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries except to the extent such violation could not be reasonably expected to have a Material Adverse

Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     4.5 Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date.
     4.6 Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     4.7 Historical Financial Statements. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. As of the Closing Date, neither Holdings nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the most recent financial statements delivered pursuant to Section 5 of this Agreement or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings and any of its Subsidiaries taken as a whole.
     4.8 [Reserved].
     4.9 No Material Adverse Change. Since December 31, 2004, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.
     4.10 No Restricted Junior Payments. Since December 31, 2004, neither Holdings nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted pursuant to Section 6.5.
     4.11 Adverse Proceedings, etc. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     4.12 Payment of Taxes. Except as otherwise permitted under Section 5.3, all federal and state income tax returns and all other material tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all material assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Holdings knows of no proposed tax assessment against Holdings or any of its Subsidiaries which is not being actively contested by Holdings or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefore.
     4.13 Properties.
          (a) Title. Each of Holdings and its Subsidiaries has (i) good, sufficient and marketable legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their respective Historical Financial Statements referred to in Section 4.7 and in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.9. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.
          (b) Real Estate. As of the Closing Date, Schedule 4.13 contains a true, accurate and complete list of (i) all Real Estate Assets, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Holdings does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.
     4.14 Environmental Matters. Neither Holdings nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, to the knowledge of Holdings or any of its Subsidiaries, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604) or any comparable state law. There are and, to each of Holdings’ and its Subsidiaries’ knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries nor, to any Credit Party’s knowledge, any predecessor of Holdings or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Holdings’ or any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent except for such filings, generation, transportation, treatment, storage or disposal that could not reasonably be expected to have a Material Adverse Effect. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to Holdings or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.
     4.15 No Defaults. Neither Holdings nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.
     4.16 Governmental Regulation. Neither Holdings nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Holdings nor any of its Subsidiaries is a “registered investment company” or is “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.
     4.17 Margin Stock. Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     4.18 Employee Matters. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries, or to the best knowledge of Holdings and Company, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Holdings or any of its Subsidiaries or to the best knowledge of Holdings and Company, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving Holdings or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and (c) to the best knowledge of Holdings and Company, no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of Holdings and Company, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.
     4.19 Employee Benefit Plans. Holdings, each of its Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have substantially performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has substantially met requirements for qualification. No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any Trust established under Title IV of ERISA has been or is expected to be incurred by Holdings, any of its Subsidiaries or any of their ERISA Affiliates. No ERISA Event has occurred or is reasonably expected to occur. Except to the extent required under Section 4980B of the Internal Revenue Code or similar state laws, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates. As of the most recent valuation date for any Pension Plan, the amount of benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $3,500,000. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Holdings, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $3,500,000. Holdings, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

     4.20 Certain Fees. No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated hereby, except those broker’s and finder’s fees otherwise disclosed to the Agents prior to the Closing Date.
     4.21 Solvency. Each Credit Party is and, upon the incurrence of any Obligation by such Credit Party on any date on which this representation and warranty is made, will be, Solvent.
     4.22 [Reserved].
     4.23 Subordination of Permitted Seller Notes. The subordination provisions of any Permitted Seller Notes or other Subordinated Indebtedness are enforceable against the holders thereof, and the Loans and other Obligations thereunder are and will be within the definition of “Subordinated Indebtedness” or “Subordinated Debt”, or similar term, as applicable, included in such provisions.
     4.24 Compliance with Statutes, etc. Each of Holdings and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Holdings or any of its Subsidiaries), except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
     4.25 Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements (excluding any projections, pro-forma financial information or estimates) furnished to Lenders by or on behalf of Holdings or any of its Subsidiaries for use in connection with the transactions contemplated hereby taken as a whole contains any untrue statement of a material fact or omits to state a material fact (known to Holdings or Company, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Holdings or Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results by a material amount. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Holdings or Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

SECTION 5. AFFIRMATIVE COVENANTS
     Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.
     5.1 Financial Statements and Other Reports. Holdings will deliver to Administrative Agent and Lenders:
          (a) [Reserved];
          (b) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;
          (c) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, (i) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect such consolidated financial statements a report thereon of independent certified public accountants of recognized national standing selected by Holdings, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating whether, in connection with their audit examination, any condition or event that constitutes a Default or an Event of Default under Section 8 hereof has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination;

          (d) Compliance Certificate. Together with each delivery of financial statements of Holdings and its Subsidiaries pursuant to Sections 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate;
          (e) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Holdings and its Subsidiaries delivered pursuant to Section 5.1(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to Administrative Agent;
          (f) Notice of Default. Promptly upon any officer of Holdings or Company obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Holdings or Company with respect thereto; (ii) that any Person has given any notice to Holdings or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); or (iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Holdings has taken, is taking and proposes to take with respect thereto;
          (g) Notice of Litigation. Promptly upon any officer of Holdings or Company obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by Company to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either (i) or (ii) if adversely determined, could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Holdings or Company to enable Lenders and their counsel to evaluate such matters;
          (h) ERISA. (i) Promptly upon becoming aware of the occurrence any ERISA Event, a written notice specifying the nature thereof, what action Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;
          (i) Financial Plan. As soon as practicable and in any event no later than ninety (90) days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next three succeeding Fiscal Years (a “Financial Plan”), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year, together with a schedule demonstrating compliance with the financial covenants required by Section 6.8 and an explanation of the assumptions on which such forecasts are based and (ii) forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each month of the current Fiscal Year, together with an explanation of the assumptions on which such forecasts are based;
          (j) Insurance Report. As soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Holdings and its Subsidiaries and all material insurance coverage planned to be maintained by Holdings and its Subsidiaries in the immediately succeeding Fiscal Year;
          (k) Notice of Change in Board of Directors. With reasonable promptness, written notice of any change in the board of directors (or similar governing body) of Holdings or Company;
          (l) Notice Regarding Material Contracts. Promptly, and in any event within ten (10) Business Days (i) after any Material Contract of Holdings or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Holdings or such Subsidiary, as the case may be, or (ii) any new Material Contract is entered into, a written statement describing such event, with copies of such material amendments or new contracts, delivered to Administrative Agent (to the extent such delivery is permitted by the terms of any such Material Contract; provided, no such prohibition on delivery shall be effective if it were bargained for by Holdings or its applicable Subsidiary with the intent of avoiding compliance with this Section 5.1(1)), and an explanation of any actions being taken with respect thereto;
          (m) Environmental Reports and Audits. As soon as practicable following receipt thereof, copies of all environmental audits and reports with respect to environmental matters at any Facility or which relate to any environmental liabilities of Holdings or its Subsidiaries which, in any such case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;
          (n) Information Regarding Collateral. The Company will furnish to the Collateral Agent prompt written notice of any change (i) in any Credit Party’s corporate name, (ii) in the location of any Credit Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral (other than real property and improvements and fixtures thereto) owned by it with a book value in excess of $250,000 is located (including the establishment of any such new office or facility), (iii) in any Credit Party’s identity or corporate structure or (iv)

in any Credit Party’s Federal Taxpayer Identification Number. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral and for the Collateral at all times following such change to have a valid, legal and perfected security interest as contemplated in the Collateral Documents. The Company also agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed;
          (o) Annual Collateral Verifications. Each year, no later than thirty (30) days after the delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1, the Company shall deliver to the Collateral Agent an Officer’s Certificate (i) either confirming that there has been no change in such information since the date of the UCC Questionnaire delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes and (ii) certifying that all Uniform Commercial Code financing statements (including fixtures filings, as applicable) or other appropriate filings, recordings or registrations, have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period); and
          (p) Other Information. (A) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Holdings to its security holders acting in such capacity or by any Subsidiary of Holdings to its security holders other than Holdings or another Subsidiary of Holdings, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by Holdings or any of its Subsidiaries to the public concerning material developments in the business of Holdings or any of its Subsidiaries, and (B) such other information and data with respect to Holdings or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender.
     5.2 Existence. Except as otherwise permitted under Section 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided, no Credit Party or any of its Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.
     5.3 Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penally or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) an adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefore, and (b) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income Tax return with any Person (other than Holdings or any of its Subsidiaries).
     5.4 Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Holdings and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, and each Credit Party shall defend any Collateral against all Persons at any time claiming any interest therein other than Permitted Liens.
     5.5 Insurance. Holdings will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Holdings and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Holdings will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall (i) name Administrative Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent, on behalf of Lenders as the loss payee thereunder.
     5.6 Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested; provided, that each Lender shall coordinate with Administrative Agent with respect to the frequency and timing of such visits and inspections so as to reasonably minimize the burden imposed on each Credit Party and its Subsidiaries.
     5.7 Lenders Meetings. Holdings and Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company’s corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.
     5.8 Compliance with Laws. Each Credit Party will comply, and shall cause each of its Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     5.9 Environmental.
          (a) Environmental Disclosure. Holdings will deliver to Administrative Agent and Lenders:
               (i) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Holdings or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any known Environmental Claims;
               (ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by Holdings or any other Person in response to (A) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) Holdings or Company’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;
               (iii) as soon as practicable following the sending or receipt thereof by Holdings or any of its Subsidiaries, a copy of any and all material written communications with respect to (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (3) any request for information from any governmental agency that suggests such agency is investigating whether Holdings or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity that has a reasonable possibility of giving rise to a Material Adverse Effect;
               (iv) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Holdings or any of its Subsidiaries that could reasonably be expected to (A) expose Holdings or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) affect the ability of Holdings or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Holdings or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Holdings or any of its Subsidiaries to any additional material obligations or requirements under any Environmental Laws; and
               (v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a).
          (b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any known Environmental Claim against such Credit Party or any of its Subsidiaries where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that nothing in this Section 5.9(b) shall preclude any Credit Party or any of its Subsidiaries from contesting in good faith any such Environmental Claim.
     5.10 Subsidiaries. In the event that any Person becomes a Domestic Subsidiary of Company, Company shall, except with respect to Permitted Partially-Owned Subsidiaries, (a) promptly cause such Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement, and (b) take all such actions and execute and deliver, or cause to be executed and delivered, all such Environmental Reports and all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b) and 3.1(h), and to the extent reasonably requested by Administrative Agent, such documents, instruments, agreements, and certificates as are similar to those described in Section 3.1(k). In the event that any Person becomes a Foreign Subsidiary of Company, and the ownership interests of such Foreign Subsidiary are owned by Company or by any Domestic Subsidiary thereof, Company shall, or shall cause such Domestic Subsidiary to, deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), and Company shall take, or shall cause such Domestic Subsidiary to take, all of the actions referred to in Section 3.1(h)(i) necessary to grant and to perfect a First Priority Lien in favor of Administrative Agent, for the benefit of Secured Parties, under the Pledge and Security Agreement in not more than 65% of such ownership interests. With respect to each such Subsidiary, Company shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Company, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Company; provided, such written notice shall be deemed to supplement Schedules 4.1 and 4.2 for all purposes hereof.
     5.11 Additional Material Real Estate Assets. In the event that any Credit Party acquires a Material Real Estate Asset or a Real Estate Asset owned on the Closing Date becomes a Material Real Estate Asset and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party, contemporaneously with acquiring such, or when such Real Estate Asset becomes a, Material Real Estate Asset, shall take all such actions and execute and deliver, or cause to be executed and delivered, all such Environmental Reports and all such documents, instruments, agreements, opinions and certificates similar to those described in Section 3.1(g) with respect to each such Material Real Estate Asset that Collateral Agent shall reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Material Real Estate Assets. In addition to the foregoing, Company shall, at the request of Requisite Lenders, deliver, from time to time, to Collateral Agent such appraisals as are required by law or regulation of Real Estate Assets with respect to which Collateral Agent has been granted a Lien.
     5.12 Interest Rate Protection. No later than ninety (90) days following the Closing Date and at all times thereafter until the third anniversary of the Closing Date, Company shall maintain, or caused to be maintained protection against fluctuations in interest rates pursuant to one or more Interest Rate Agreements in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, in order to ensure that no less than 25% of the aggregate principal amount of the total Indebtedness of Holdings and its Subsidiaries as of the Closing Date is either (i) subject to such Interest Rate Agreements or (ii) fixed rate Indebtedness.
     5.13 Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets of Holdings, and its Subsidiaries and all of the outstanding Capital Stock of Company and its Subsidiaries (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries).
     5.14 Post-Closing Covenant. Company shall take all such actions to deliver and/or execute the certificates or documents set forth on Schedule 5.14 within the time frames specified on Schedule 5.14.

SECTION 6. NEGATIVE COVENANTS
     Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.
     6.1 Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:
          (a) the Obligations;
          (b) Indebtedness of any Guarantor Subsidiary to Company or to any other Guarantor Subsidiary, or of Company to any Guarantor Subsidiary; provided, (i) all such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement, (ii) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to Administrative Agent, and (iii) any payment by any such Guarantor Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;
          (c) (i) Indebtedness incurred by Company with respect to the Existing Subordinated Notes and (ii) other Indebtedness incurred to refinance, in whole or in part, Indebtedness under the Existing Subordinated Notes if the terms and conditions thereof are not less favorable, taken as a whole, to the obligor thereon or to the Lenders than the Indebtedness being refinanced and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced; provided, such Indebtedness permitted under the immediately preceding clause (ii) above shall (A) not include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being refinanced, (B) not exceed in principal amount (or accreted value, in the case of any such refinancing Indebtedness issued with a discount) of the Indebtedness (including the amount of interest and principal (and premium, if any)) being refinanced plus the amount of customary underwriting discounts, financing fees and commissions and other reasonable costs and expenses associated with the issuance thereof, (C) be subordinated to the Obligations on terms which are not less favorable, taken as a whole, to the Lenders than the corresponding terms of the Indebtedness being refinanced and (D) not be incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;
          (d) [Reserved];
          (e) Indebtedness incurred by Holdings or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of the Company or any such Subsidiary pursuant to such agreements, in connection with

Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Holdings or any of its Subsidiaries;
          (f) Indebtedness (i) which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations (including, for the sake of clarity, obligations of the type described in Section 6.2(d)) incurred in the ordinary course of business or (ii) consisting of reimbursement obligations in respect of letters of credit issued in connection with any such obligations;
          (g) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;
          (h) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Holdings and its Subsidiaries;
          (i) guaranties by Company of Indebtedness of a Guarantor Subsidiary or guaranties by a Subsidiary of Company of Indebtedness of Company or a Guarantor Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.1;
          (j) Indebtedness described in Schedule 6.1 or otherwise permitted under this Section 6.1, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof are not less favorable to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced or (C) incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;
          (k) Indebtedness with respect to Capital Leases in an aggregate amount not to exceed at any time $15,000,000;
          (l) purchase money Indebtedness in an aggregate amount not to exceed at any time $6,000,000 (including any Indebtedness acquired in connection with a Permitted Acquisition); provided, any such Indebtedness (i) shall be secured only to the asset acquired in connection with the incurrence of such Indebtedness, and (ii) shall constitute not less than 75% of the aggregate consideration paid with respect to such asset;
          (m) Permitted Seller Notes (i) issued by Holdings as consideration in Permitted Acquisitions; provided, that the aggregate principal amount of such Permitted Seller Notes issued by Holdings shall not exceed $17,500,000; and (ii) issued by Company as consideration in Permitted Acquisitions; provided, that the aggregate amount of such Permitted Seller Notes issued by Company shall not exceed $7,500,000;

          (n) Earn-Out Obligations incurred by Holdings constituting consideration payable in connection with Permitted Acquisitions; provided, that the maximum aggregate exposure, as reasonably estimated by management under all such Earn-Out Obligations shall not exceed $12,000,000 at any time outstanding;
          (o) A Subsidiary acquired pursuant to a Permitted Acquisition may become or remain liable with respect to Indebtedness of such Subsidiary existing at the time of the acquisition of such Subsidiary by Company or any of its Subsidiaries and, a Subsidiary may become liable with respect to Indebtedness secured by assets acquired pursuant to a Permitted Acquisition; provided that (i) such Indebtedness was not incurred in connection with, or in anticipation of, such Permitted Acquisition, and (ii) the aggregate principal amount of all such Indebtedness at any time outstanding does not exceed $10,000,000;
          (p) Indebtedness of Company or any of its Subsidiaries to a Person to the extent incurred in connection with a Permitted Acquisition of a portion or all of the Capital Stock of a Permitted Partially-Owned Subsidiary and any guaranty of such Indebtedness by Holdings, in an aggregate principal amount not to exceed at any time outstanding $2,500,000;
          (q) Holdings and its Subsidiaries may incur the post-Closing Date obligations to pay Transaction Costs;
          (r) Indebtedness of Holdings constituting Investments by Company permitted under Section 6.7 hereof;
          (s) other unsecured Indebtedness of Holdings and its Subsidiaries (other than with respect to Permitted Seller Notes), in an aggregate amount not to exceed at any time $20,000,000;
          (t) the guaranty by Holdings of Indebtedness of Company pursuant to the Existing Subordinated Notes; provided, that such guaranty is unsecured and subordinated to the Obligations; and
          (u) Indebtedness of Holdings or Company comprised of Take Out Securities.
     6.2 Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:
          (a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;
          (b) Liens for Taxes if obligations with respect to such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

          (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401 (a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;
          (d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;
          (e) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries;
          (f) any interest or title of a lessor, sublessor, lessee or sub-lessee under any lease of real estate permitted hereunder;
          (g) Liens solely on any cash earnest money deposits made by Holdings or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it as permitted hereunder;
          (h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;
          (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
          (j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;
          (k) licenses of patents, trademarks and other intellectual property rights granted by Holdings or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Company or such Subsidiary;
          (l) Liens described in Schedule 6.2 or on a title report delivered in connection with Section 3.1(g)(iv);

          (m) Liens securing Indebtedness permitted pursuant to Section 6.1(k) and 6.1(1); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness;
          (n) Liens on assets acquired pursuant to a Permitted Acquisition, so long as such Liens were not created in anticipation of such Permitted Acquisition; and
          (o) Liens in replacement of any of the foregoing to the extent that they do not cover additional property or secure additional obligations than the Liens which they replace.
     6.3 Equitable Lien. If any Credit Party or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not otherwise permitted hereby.
     6.4 No Further Negative Pledges. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale and (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be) no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.
     6.5 Restricted Junior Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment except the following shall be permitted:
          (a) [Reserved];
          (b) Company may make regularly scheduled payments (but not voluntary prepayments) in respect of (i) the Existing Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Existing Subordinated Note Indenture and (ii) any repurchase or repayment of the Existing Subordinated Notes with the proceeds of any refinancing of the Existing Subordinated Notes permitted under Section 6.1(c);
          (c) So long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make regularly scheduled payments of interest on any Take Out Securities; provided that (i) the aggregate amount of any such interest payments shall not exceed $10,000,000 in any Fiscal Year and (ii) at the time of such Restricted Junior Payment, and after giving effect thereto, Company shall be in pro forma compliance with the covenants set forth in Section 6.8 as of the last day of the most recently ended Fiscal Quarter after giving effect to such payments;

          (d) So long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Company may consummate the Tender Offer or effect the Redemption in accordance with the terms of the Existing Subordinated Note Indenture;
          (e) Subsidiaries of Company may make Restricted Junior Payments by way of dividends to its shareholders proportionate to their respective holdings;
          (f) Holdings may make regularly scheduled payments in respect of (i) Permitted Seller Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the agreement pursuant to which such Permitted Seller Notes were issued or were otherwise subject, and (ii) Earn-Out Obligations in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the documents related to the relevant Permitted Acquisition;
          (g) Company and any of its Subsidiaries may issue Indebtedness pursuant to Section 6.1(p) and may make regularly scheduled payments in respect of such Indebtedness and Company and its Subsidiaries may make Restricted Junior Payments to make a Permitted Acquisition of a portion or all of the Capital Stock of a Permitted Partially-Owned Subsidiary; provided that (i) the aggregate amount of such Restricted Junior Payments do not exceed $750,000 in any Fiscal Year, and (ii) the aggregate principal amount of any such Indebtedness outstanding pursuant to Section 6.1(p) does not exceed at any time $2,500,000 in the aggregate;
          (h) Company may make Restricted Junior Payments to Holdings to the extent required to enable Holdings (i) to make scheduled payments of principal and interest on the Permitted Seller Notes and (ii) to make payments on Earn-Out Obligations in accordance with the terms of, and only to the extent required by, the documents related to the relevant Permitted Acquisition, so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose; provided, that at the time of such Restricted Junior Payment pursuant to this clause (h) and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing under Section 8.1(a), Section 8.1(c) or Section 8.1(e);
          (i) [Reserved];
          (j) Holdings may repurchase shares of Capital Stock of Holdings held by officers and employees of Holdings and its Subsidiaries upon the termination of the employment of such officers and employees; provided, however, that the amount of such repurchase shall not exceed in any Fiscal Year the sum of (1) $1,500,000 plus (2) the unutilized portion of such $1,500,000 from the immediately preceding Fiscal Year;
          (k) Company may make Restricted Junior Payments to Holdings to the extent required to enable Holdings to make the repurchases permitted pursuant to Section 6.5(j), so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose;
          (l) [Reserved];
          (m) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make Restricted Junior Payments to Holdings, to the extent necessary to permit Holdings to pay reasonable general administrative costs and expenses and (ii) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose;
          (n) [Reserved];
          (o) Company or any of its Subsidiaries may purchase any additional portion, or all, of the Capital Stock of any Permitted Partially-Owned Subsidiary in accordance with Section 6.9(h); and
          (p) So long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, Holdings may repurchase shares of Capital Stock of Holdings; provided, however, that the amount of such repurchase shall not exceed (1) $15,000,000 at any time if the Leverage Ratio at the time of such repurchase and after giving effect thereto is greater than or equal to 2.00:1.00 or (2) $75,000,000 at any time if the Leverage Ratio at the time of such repurchase and after giving effect thereto is less than 2.00:1.00.
     6.6 Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Company to (a) pay dividends or make any other distributions on any of such Subsidiary’s Capital Stock owned by Company or any other Subsidiary of Company, (b) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (c) make loans or advances to Company or any other Subsidiary of Company, or (d) transfer any of its property or assets to Company or any other Subsidiary of Company other than restrictions (i) in agreements evidencing Indebtedness permitted by Section 6.1(k), Section 6.1(1) and Section 6.1(o) that impose restrictions on the transfer of property so acquired or securing such Indebtedness and (ii) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, and (iii) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement.
     6.7 Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except:
          (a) [Reserved];
          (b) Cash Equivalents;
          (c) equity Investments owned as of the Closing Date in any Subsidiary and Investments made after the Closing Date in any Subsidiary of Company;
          (d) Investments (i) in accounts receivable arising and trade credit granted in the ordinary course of business and in any Securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Holdings and its Subsidiaries;
          (e) intercompany loans to the extent permitted under Section 6.1(b);
          (f) Consolidated Capital Expenditures permitted by Section 6.8(e);
          (g) loans and advances to employees of Holdings and its Subsidiaries made in the ordinary course of business, including to purchase Capital Stock of Holdings, in an aggregate principal amount not to exceed $2,000,000 at any one time outstanding; provided, however, that the amount allocable to loans and advances to purchase Capital Stock of Holdings shall not exceed $1,000,000 in the aggregate; provided, further, however, that the proceeds received by Holdings of such purchase of Holdings’ Capital Stock, shall be used by Holdings to acquire Capital Stock of Company or otherwise used to make a common equity contribution to Company or to repay loans or advances made to Holdings by Company pursuant to Section 6.7(i);
          (h) the payment of Transaction Costs;
          (i) loans and advances from Company to Holdings to permit Holdings to make payments contemplated to be made pursuant to Section 6.5 hereof;
          (j) Investments made to purchase the Capital Stock of any Subsidiary of Company from a Person who is not an Affiliate of Company and loans and advances to Persons permitted pursuant to Section 6.9(g) to purchase Capital Stock of any Subsidiary of Company in order to allow such purchases;
          (k) Investments made in connection with Permitted Acquisitions permitted pursuant to Section 6.9;
          (l) Investments described in Schedule 6.7; and
          (m) other Investments in an aggregate amount not to exceed at any time $20,000,000.
     6.8 Financial Covenants.
          (a) [Reserved].
          (b) Fixed Charge Coverage Ratio. Company shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 2005, to be less than the correlative ratio indicated:

Fiscal Quarter	Fixed Charge Coverage Ratio
June 30, 2005 and thereafter	1.20:1.00

          (c) Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 2005, to exceed the correlative ratio indicated:

Fiscal Quarter	Leverage Ratio
June 30, 2005	3.25:1.00
September 30, 2005	3.25:1.00
December 31, 2005	3.25:1.00
March 31, 2006	3.00:1.00
June 30, 2006	3.00:1.00
September 30, 2006	3.00:1.00
December 31, 2006	3.00:1.00
March 31, 2007	2.75:1.00
June 30, 2007	2.75:1.00
September 30, 2007	2.75:1.00
December 31, 2007	2.75:1.00
March 31, 2008	2.50:1.00
June 30, 2008	2.50:1.00
September 30, 2008	2.50:1.00
December 31, 2008	2.50:1.00
March 31, 2009 and thereafter	2.25:1.00
          (d) [Reserved].
          (e) Maximum Consolidated Capital Expenditures. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year beginning with the Fiscal Year 2005, in an aggregate amount for Holdings and its Subsidiaries in excess of $40,000,000 in any Fiscal Year; provided, that 50% of any unutilized amount for any Fiscal Year may be utilized in the next succeeding Fiscal Year, but in no event shall any amount from any Fiscal Year prior to the immediately preceding Fiscal Year be utilized in the calculations of the foregoing.
          (f) Certain Calculations. With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a “Subject Transaction”), for purposes of determining compliance with the financial covenants set forth in this Section 6.8, Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Company) using the historical audited financial statements, to the extent available, of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of Holdings and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period); provided, however, calculations of pro forma Consolidated Adjusted EBITDA with respect to a Permitted Acquisition, the aggregate consideration for which constitutes $7,500,000 or less, shall be based on reasonable estimations made by Company of such pre-acquisition EBITDA based on actual pre-acquisition revenues; provided, further that, such Consolidated Adjusted EBITDA shall not exceed in such case 20% of such actual pre-acquisition revenues.
     6.9 Fundamental Changes; Disposition of Assets; Acquisitions. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:
          (a) any Subsidiary of Holdings may be merged with or into Company or any Guarantor Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Guarantor Subsidiary; provided, in the case of such a merger, Company or such Guarantor Subsidiary, as applicable shall be the continuing or surviving Person;
          (b) sales or other dispositions of assets that do not constitute Asset Sales;
          (c) Asset Sales, the proceeds of which (valued at the principal amount thereof in the case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) (i) are less than $5,000,000 with respect to any single Asset Sale or series of related Asset Sales and (ii) when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, are less than $15,000,000; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Company (or similar governing body)), (2) no less than 80% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.13(a);
          (d) leases and subleases (as lessor or sublessor) of real property to third parties at reasonable rents, taking into consideration any services provided by lessee or sublessee, in an aggregate amount not to exceed $1,000,000 in any Fiscal Year;
          (e) [Reserved];
          (f) disposals of obsolete, worn out, redundant or surplus property;
          (g) sales, assignments or other dispositions by Company and any of its Subsidiaries of the Capital Stock of any of their respective Subsidiaries to be owned, directly or indirectly, by one or more licensed veterinarians who will be actively involved in such Subsidiary; provided that Company designates such Subsidiary as a Permitted Partially-Owned Subsidiary;
          (h) Permitted Acquisitions, the consideration for which constitutes (i) $110,000,000 or less in the aggregate during the period from the Closing Date through the end of Fiscal Year 2005 or (ii) $50,000,000 or less in the aggregate in any Fiscal Year thereafter; provided, that $10,000,000 of any unutilized amount for any Fiscal Year may be utilized in the next immediately succeeding Fiscal Year (but not in any Fiscal Years thereafter); provided, further, however, that with respect to any acquisition the consideration of which is greater than $15,000,000, Company shall not make such acquisition without the prior consent of Administrative Agent and Syndication Agent, such consent not to be unreasonably withheld; provided, further, however, that with respect to any Permitted Acquisitions made in Canada, such Permitted Acquisitions shall not exceed $35,000,000 in the aggregate. In addition, with respect to Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries the consideration shall not exceed $5,000,000 in the aggregate in any Fiscal Year; provided, that all Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries shall reduce the $50,000,000 amount set forth above on a dollar for dollar basis;
          (i) Sales and lease backs permitted pursuant to Section 6.11; and
          (j) Investments made in accordance with Section 6.7.
     6.10 Disposal of Subsidiary Interests. Except for any sale of interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9, no Credit Party shall, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law.
     6.11 Sales and Lease-Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Holdings or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Holdings or any of its Subsidiaries) in connection with such lease; provided, however, that Company and its Subsidiaries may sell and lease-back assets in an aggregate amount not to exceed $5,000,000 in any Fiscal Year.
     6.12 Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 10% or more of any class of Capital Stock of Holdings or any of its Subsidiaries or with any Affiliate of Holdings or of any such holder, on terms that are less favorable to Holdings or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not such a holder or Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction between Holdings, Company and any Subsidiary; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Holdings and its Subsidiaries; (c) compensation and management equity arrangements for officers and other employees of Holdings and its Subsidiaries entered into in the ordinary course of business; (d) payment of Transaction Costs to the extent such payments are made to any holder of 10% or more of any class of Capital Stock of Holdings or any of its Subsidiaries or to any Affiliate of Holdings or of any such holder; and (e) sales or purchases by Company or any of its Subsidiaries of the Capital Stock of a Subsidiary of Company; provided, that with respect to such sales, Company designates such Subsidiary a Permitted Partially-Owned Subsidiary, and, with respect to such purchases, such purchases are permitted pursuant to Sections 6.1(p) and 6.5(g).
     6.13 Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by such Credit Party on the Closing Date and businesses or lines of businesses the same as, related, complementary or ancillary to, the business in which such Credit Party is engaged as of the Closing Date and (ii) such other lines of business as may be consented to by Requisite Lenders.
     6.14 Permitted Activities of Holdings. Notwithstanding anything to the contrary contained herein, Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations permitted to be incurred by Holdings under Section 6.1 (including, without limitation, Indebtedness and obligations owing to Company, Permitted Seller Notes and Earn-Out Obligations and Indebtedness and obligations set forth on Schedule 6.1 for which Holdings is obligor as of the Closing Date), obligations to pay Transaction Costs, obligations for Taxes and administrative costs and expenses as contemplated on Sections 6.5(1) and 6.5(m); (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under the Collateral Documents to which it is a party or permitted pursuant to Section 6.2; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Capital Stock of Company, (ii) performing its obligations and activities incidental thereto under the Credit Documents, (iii) performing its obligations under Permitted Seller Notes and Earn-Out

Obligations and for Taxes and administrative costs and expenses as contemplated by Sections 6.5(1) and 6.5(m); and (iv) making Restricted Junior Payments and Investments to the extent permitted by this Agreement; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Capital Stock of any of its Subsidiaries except to the extent permitted by Section 6.9; (f) create or acquire any Subsidiary or make or own any Investment in any Person other than Company and other than as permitted under Section 6.7(g); or (g) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.
     6.15 [Reserved].
     6.16 Amendments or Waivers with respect to Subordinated Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders. Notwithstanding the foregoing, any Credit Party may make any payment with respect to the Existing Subordinated Notes and amend or supplement the Existing Subordinated Note Indenture, consistent with the terms of the Offer to Purchase and Consent Solicitation Statement.
     6.17 Designation of “Senior Indebtedness”. Company shall not designate any Indebtedness (other than the Obligations) as “Senior Indebtedness” (as defined in the Existing Subordinated Note Indenture) for purposes of the Existing Subordinated Note Indenture without the prior written consent of Requisite Lenders.
     6.18 Fiscal Year. No Credit Party shall, nor shall it permit any of its Subsidiaries to, change its Fiscal Year-end from December 31.
SECTION 7. GUARANTY
     7.1 Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)) (collectively, the “Guaranteed Obligations”).

     7.2 Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty that exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor’s Fair Share Shortfall as of such date, with the result that all such contributions will cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Shortfall” means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.
     7.3 Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed

Obligations (including interest which, but for Company’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.
     7.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:
          (a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;
          (b) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default;
          (c) the obligations of each Guarantor hereunder are independent of the obligations of Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions;
          (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;
          (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the Hedge Agreements; and
          (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or the Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Hedge Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Hedge Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Holdings or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

     7.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
     7.6 Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 7.2. Each

Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.
     7.7 Subordination of Other Obligations. Any Indebtedness of Company or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.
     7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been finally and indefeasibly paid in full and the Revolving Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.
     7.9 Authority of Guarantors or Company. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.
     7.10 Financial Condition of Company. Any Credit Extension may be made to Company or continued from time to time, and any Hedge Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.
     7.11 Bankruptcy, etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Company or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or any other Guarantor or by any defense which Company or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.
          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are Guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.
          (c) In the event that all or any portion of the Guaranteed Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.
     7.12 Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.
Notwithstanding anything in this Agreement or any of the other Credit Documents to the contrary, the obligations of VCA Real Property Acquisition Corporation (“VCA Guarantor”) pursuant to this Agreement (including, without limitation, the provisions of Section 7 hereof), that are secured by (i) that certain Mortgage granted by VCA Guarantor pursuant to this Agreement and to be recorded in Montgomery County, Maryland, and (ii) that certain Mortgage granted by VCA Guarantor pursuant to this Agreement and to be recorded in Worcester County, Maryland (individually, “Maryland Mortgage”, and collectively, “Maryland Mortgages”), shall not be, or be deemed to be, primary obligations of VCA Guarantor, and the enforcement of Lender’s rights under the Maryland Mortgages or either Maryland Mortgage shall be conditioned and contingent upon the occurrence of an Event of Default under this Agreement. In the event of a conflict between the foregoing sentence and any provision of any other Credit Document, the provisions of the foregoing sentence shall prevail.
SECTION 8. EVENTS OF DEFAULT
     8.1 Events of Default. If any one or more of the following conditions or events shall occur:
          (a) Failure to Make Payments When Due. Failure by Company to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) any interest on any Loan or any fee or any other amount due hereunder within five (5) days after the date due; or
          (b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in a principal amount of $3,500,000 or more, beyond the grace period, if any, provided therefore and the holder of such Indebtedness has any rights or remedies exercisable as a result of such failure; or (ii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefore, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or
          (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.5, Section 5.2 or Section 6; or
          (d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or
          (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within thirty (30) days after the earlier of

(i) an officer of such Credit Party becoming aware of such default or (ii) receipt by Company of notice from Administrative Agent or any Lender of such default; or
          (f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries), and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged; or
          (g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) shall make any assignment for the benefit of creditors; or (ii) Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Holdings or any of its Subsidiaries (other than Immaterial Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f); or
          (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving an amount in excess of $3,500,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance Company has acknowledged coverage) shall be entered or filed against Holdings or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or

          (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or
          (j) Employee Benefit Plans. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $3,500,000 during the term hereof; there shall exist one or more facts or circumstances that might reasonably be expected to result in the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan; or there shall exist an amount of therefore benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $3,500,000; or
          (k) Change of Control. A Change of Control shall occur; or
          (l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) any material part of the Guaranty (taking into consideration the joint and several obligations of the Guarantors in respect of the Guaranty) for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party;
THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Company by Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments and the obligation of Issuing Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), and (III) all other Obligations; provided, the foregoing shall not affect in any way the obligations of Lenders under Section

2.3(b)(iv) or Section 2.23(e); (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents; and (D) Administrative Agent shall direct Company to pay (and Company hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Sections 8.1(f) and (g) to pay) to Administrative Agent such additional amounts of cash, to be held as security for Company’s reimbursement Obligations in respect of Letters of Credit then outstanding, equal to the Letter of Credit Usage at such time.
Notwithstanding any of the foregoing to the contrary set forth herein, it shall not constitute an Event of Default hereunder if any of the circumstances described above in Sections 8.1(f), 8.1(g), 8.1(i) and 8.1(1) shall have occurred with respect to one or more Subsidiaries of Company which in the aggregate do not account for more than 2.50% of Company’s total Consolidated Adjusted EBITDA for the four-Fiscal Quarter period most recently ended.
SECTION 9. AGENTS
     9.1 Appointment of Agents. GSCP and Wells Fargo are hereby appointed Joint Lead Arrangers, GSCP is hereby appointed Syndication Agent, and UBOC is hereby appointed Documentation Agent hereunder, and each Lender hereby authorizes Lead Arrangers, Syndication Agent and Documentation Agent to act as its agents in accordance with the terms hereof and the other Credit Documents. Wells Fargo is hereby appointed Administrative Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries. Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, all the respective obligations of GSCP and Wells Fargo, in their capacity as Lead Arrangers, GSCP, in its capacity as Syndication Agent, and UBOC, in its capacity as Documentation Agent, shall terminate.
     9.2 Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or in any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or of any of the other Credit Documents except as expressly set forth herein or therein.

     9.3 General Immunity.
          (a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or of any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party, any Lender or any person providing the Settlement Service to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.
          (b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent’s gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, including any Settlement Confirmation or other communication issues by any Settlement Service, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holdings and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).
          (c) Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by Administrative Agent; provided, that the appointment of one or more sub-agents shall not relieve the Administrative Agent of any of its duties or obligations under this Agreement or any other Credit Documents and the Administrative Agent shall exercise due care in the selection and monitoring of any such sub-agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to any the Affiliates of Administrative Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Credit Parties and the Lenders, and (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent. Any sub-agent shall be obligated to account for all money and other property handled by it in connection with this Agreement or any other Credit Document as if it were a party hereto or thereto, as applicable, as Administrative Agent, but shall otherwise deal solely with and at the direction of Administrative Agent.
     9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Holdings or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection herewith and otherwise without having to account for the same to Lenders.
     9.5 Lenders’ Representations, Warranties and Acknowledgment.
          (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

          (b) Each Lender, by delivering its signature page to this Agreement or a Joinder Agreement and funding its Term Loan and/or a Revolving Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.
     9.6 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out hereof or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.
     9.7 Successor Administrative Agent and Swing Line Lender. Administrative Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and Company, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days’ notice to Company, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder. Any resignation or removal of Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Wells Fargo or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (a) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (b) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Company for cancellation, and (c) Company shall issue, if so requested by Successor Administrative Agent and Swing Line Loan Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Loan Sublimit then in effect and with other appropriate insertions.
     9.8 Collateral Documents and Guaranty.
          (a) Agents under Collateral Documents and Guaranty. Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 7.13 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented.
          (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Company, Administrative Agent, Collateral Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.
SECTION 10. MISCELLANEOUS
     10.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Credit Party, Lead Arrangers,

Syndication Agent, Collateral Agent, Administrative Agent, Swing Line Lender or Issuing Bank, shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent; provided further, any such notice or other communication shall at the request of the Administrative Agent be provided to any sub-agent appointed pursuant to Section 9.3(c) hereto as designated by the Administrative Agent from time to time.
     10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (a) all the actual and reasonable costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for Company and the other Credit Parties; (c) the reasonable and documented fees, expenses and disbursements of counsel to Agents (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (d) all the actual costs and reasonable and documented expenses of creating and perfecting Liens in favor of Collateral Agent, for the benefit of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all the actual costs and reasonable and documented fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the actual costs and reasonable and documented expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable and documented costs and expenses incurred by each Agent in connection with the syndication of the Loans and Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable and documented attorneys’ fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.
     10.3 Indemnity. In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and the officers, partners, directors, trustees, employees, agents, sub-agents and Affiliates of each Agent and each Lender (each, an “Indemnitee”), from and against any and all Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. To the extent permitted by applicable law, no Credit Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Credit Document or any agreement or instrument or transaction contemplated hereby.
     10.4 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, and participations therein and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto and participations therein or with any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured. Each Credit Party hereby further grants to Administrative Agent and each Lender a security interest in all Deposit Accounts maintained with Administrative Agent or such Lender as security for the Obligations.
     10.5 Amendments and Waivers.
          (a) Requisite Lenders’ Consent. Subject to Section 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders.
          (b) Affected Lenders’ Consent. Without the written consent of each Lender (other than a Defaulting Lender) that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:
               (i) extend the scheduled final maturity of any Loan or Note;

               (ii) waive, reduce or postpone any scheduled repayment (but not prepayment);
               (iii) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or any fee payable hereunder;
               (iv) extend the time for payment of any such interest or fees;
               (v) reduce the principal amount of any Loan;
               (vi) amend, modify, terminate or waive any provision of this Section 10.5(b) or Section 10.5(c);
               (vii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of “Requisite Lenders” or “Pro Rata Share” on substantially the same basis as the Term Loan Commitments, the Term Loans, the Revolving Commitments and the Revolving Loans are included on the Closing Date;
               (viii) release or otherwise subordinate all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents;
               (ix) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document;
               (x) extend the stated expiration date of any Letter of Credit beyond the Revolving Commitment Termination Date; or
               (xi) reduce any reimbursement obligation in respect of any Letter of Credit.
          (c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:
               (i) increase any Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Revolving Commitment of any Lender;
               (ii) amend, modify, terminate or waive any provision hereof relating to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender;
               (iii) amend the definition of “Requisite Class Lenders” without the consent of Requisite Class Lenders of each Class; provided, with the consent of the Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of such “Requisite Class Lenders” on substantially the same basis as the Term Loan Commitments, the Term Loans, the Revolving Commitments and the Revolving Loans are included on the Closing Date;
               (iv) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.14 without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered;
               (v) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent; or
               (vi) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.23(e) without the written consent of Administrative Agent and of Issuing Bank.
          (d) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.
          (e) Refinancing Term Loans. Notwithstanding anything to the contrary contained herein, this Agreement may be amended with the written consent of the Administrative Agent, Company, the holders of not less than 50.0% of the Revolving Exposure and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans (the “Refinanced Term Loan”) with a replacement term loan tranche hereunder (the “Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loan, (b) the interest rate for such Replacement Term Loans shall not be higher than the interest rate for such Refinanced Term Loan, (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loan at the time of such refinancing and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than those applicable to such Refinanced Term Loan, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.
     10.6 Successors and Assigns; Participations.

          (a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.
          (b) Register. Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until recorded in the Register following receipt of (x) a written or electronic confirmation of an assignment issued by a Settlement Service pursuant to Section 10.6(d) (a “Settlement Confirmation”) or (y) an Assignment Agreement effecting the assignment or transfer thereof, in each case, as provided in Section 10.6(d). Each assignment shall be recorded in the Register on the Business Day the Settlement Confirmation or Assignment Agreement is received by the Administrative Agent, if received by 12:00 noon New York City time, and on the following Business Day if received after such time. Prompt notice thereof shall be provided to Company and a copy of such Assignment Agreement or Settlement Confirmation shall be maintained, as applicable. The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date.” Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.
          (c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Loans owing to it, Note or Notes held by it, or other Obligation (provided, however, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and any related Commitments):
               (i) to any Person meeting the criteria of clause (i) of the definition of the term of “Eligible Assignee” upon the giving of notice to Company and Administrative Agent; and
               (ii) to any Person meeting the criteria of clause (ii) of the definition of the term of “Eligible Assignee” and, in the case of assignments of Revolving Loans or Revolving Commitments to any such Person (except in the case of assignments made by or to GSCP), consented to by each of Company and Administrative Agent (such consent not to be (x) unreasonably withheld or delayed or, (y) in the case of Company, required at any time an Event of Default shall have occurred and then be continuing); provided, further each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than (A) $2,500,000 (or such lesser amount as may be agreed to by Company and Administrative Agent or as shall constitute the aggregate amount of the Revolving Commitments and/or Revolving Loans of the assigning Lender) with respect to the assignment of the Revolving Commitments and/or Revolving Loans and (B) $500,000 (or such lesser amount as may be agreed to by Company and Administrative Agent or as shall constitute the aggregate amount of the Term Loans or New Term Loans of a Series of the assigning Lender) with respect to the assignment of the Term Loans.
          (d) Mechanics. Assignments of Term Loans by Lenders may be made via an electronic settlement system acceptable to Administrative Agent as designated in writing from time to time to the Lenders by Administrative Agent (the “Settlement Service”). Each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 10.6. Each assignor Lender and proposed assignee shall comply with the requirements of the Settlement Service in connection with effecting any transfer of Loans pursuant to the Settlement Service. Administrative Agent’s and Company’s consent shall be deemed to have been granted pursuant to Section 10.6(c)(ii) with respect to any transfer effected through the Settlement Service. Subject to the other requirements of this Section 10.6, assignments and assumptions of Term Loans may also be effected by manual execution delivery to the Administrative Agent of an Assignment Agreement with the prior written consent of each of Company and Administrative Agent (such consent not to be (x) unreasonably withheld or delayed or (y) in the case of Company, required at any time an Event of Default shall have occurred and then be continuing). Initially, assignments and assumptions of Term Loans shall be effected by such manual execution until Administrative Agent notifies Lenders to the contrary. Assignments and assumptions of Revolving Loans or Revolving Commitments shall only be effected by manual execution and delivery to the Administrative Agent of an Assignment Agreement. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.19(c). Notwithstanding anything herein or in any Assignment Agreement to the contrary and (i) unless notice to the contrary is delivered to the Lenders from the Administrative Agent or (ii) so long as no Default or Event of Default has occurred and is continuing, payment to the assignor by the assignee in respect of the settlement of an assignment of any Term Loan (but not any Revolving Loan or Revolving Commitment) shall include such compensation to the assignor as may be agreed upon by the assignor and the assignee with respect to all unpaid interest which has accrued on such Term Loan to but excluding the Assignment Effective Date. On and after the applicable Assignment Effective Date, the applicable assignee shall be entitled to receive all interest paid or payable with respect to the assigned Term Loan, whether such interest accrued before or after the applicable Assignment Effective Date.
          (e) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).
          (f) Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the Assignment Effective Date: (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent of its interest in the Loans and Commitments as reflected in the Register and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, (y) Issuing Bank shall continue to have all rights and obligations thereof with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder and (z) such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder; (iii) the Commitments shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Company shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.
          (g) Participations. Each Lender shall have the right at any time to sell one or more participations to any Person (other than Holdings, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment modification or waiver that would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of payment of Interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. All amounts payable by any Credit Party hereunder, including amounts payable to such Lender pursuant to Section 2.17(c), 2.18 or

2.19, shall be determined as if such Lender had not sold such participation. Each Credit Party and each Lender hereby acknowledge and agree that, solely for purposes of Sections 2.16 and 10.4, (1) any participation will give rise to a direct obligation of each Credit Party to the participant and (2) the participant shall be considered to be a “Lender.”
          (h) Certain Other Assignments. In addition to any other assignment permitted pursuant to this Section 10.6, (i) any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes, if any, to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank, and (ii) any Lender which is an investment fund may pledge all or any portion of its Notes, if any, or Loans to its trustee in support of its obligations to such trustee; provided, no Lender, as between Company and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further, in no event shall the applicable Federal Reserve Bank or trustee be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.
     10.7 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.
     10.8 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.17(c), 2.18, 2.19, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.16 and 9.6 shall survive the payment of the Loans and the reimbursement of any amounts drawn thereunder, and the termination hereof.
     10.9 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Hedge Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.
     10.10 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefore or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.
     10.11 Severability. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     10.12 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
     10.13 Entire Agreement. This Agreement (together with the schedules hereto, the letter agreements dated the date hereof and making specific reference hereto, exhibits hereto, annexes hereto and the other agreements, documents and instruments delivered pursuant hereto) and the Credit Documents constitute the entire agreement among the parties or any of them with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
     10.14 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     10.15 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     10.16 CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING

HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (e) AGREES AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
     10.17 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS

MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     10.18 Confidentiality. Each Lender shall hold all non-public information obtained pursuant to the requirements hereof which has been identified as confidential by Company in accordance with such Lender’s customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.18), disclosures reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Hedge Agreements (provided, such counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.18) or disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal process; provided, unless specifically prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.
     10.19 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Company shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Company to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Company.
     10.20 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     10.21 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
     10.22 USA PATRIOT Act. Each Lender hereby notifies Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Company, which information includes the name and address of Company and other information that will allow such Lender to identify Company in accordance with the Patriot Act.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	VICAR OPERATING, INC.
	By:	/s/ Robert L. Antin
		Name:	Robert L. Antin
		Title:	Chief Executive Officer and President

	By:	/s/ Tomas W. Fuller
		Name:	Tomas W. Fuller
		Title:	Chief Financial Officer and Assistant Secretary

HOLDINGS:	VCA ANTECH, INC.
	By:	/s/ Robert L. Antin
		Name:	Robert L. Antin
		Title:	Chief Executive Officer and President

	By:	/s/ Tomas W. Fuller
		Name:	Tomas W. Fuller
		Title:	Chief Financial Officer and Assistant Secretary

S-1

GUARANTORS:
AAH MERGER CORPORATION
AHC OF SOUTHERN SARATOGA COUNTY, INC.
ALBANY VETERINARY CLINIC, INC.
ANIMAL CENTER, INC.
ANIMAL CLINIC OF SANTA CRUZ, INC.
APEX VETERINARY HOSPITAL, INC.
ARROYO PETCARE CENTER, INC.
ASSOCIATES IN PET CARE, INC.
BERWYN VETERINARIAN HOSPITAL, INC.
BROWN ANIMAL HOSPITAL, INC.
CACOOSING ANIMAL HOSPITAL, LTD.
CAT CLINIC OF TULSA, INC.
CLARMAR ANIMAL HOSPITAL, INC.
CORNERSTONE VETERINARY HOSPITAL, INC.
C.V.T., INC.
DETWILER VETERINARY CLINIC, INC.
DIAGNOSTIC VETERINARY SERVICE, INC.
EAGLE PARK ANIMAL CLINIC, INC.
EAGLE RIVER VETERINARY HOSPITAL, INC.
EAST MILL PLAIN ANIMAL HOSPITAL, INC.
EDGEBROOK, INC.
FLORIDA VETERINARY LABORATORIES, INC.
FOX CHAPEL ANIMAL HOSPITAL, INC.
FREEHOLD, INC.
GLEN ANIMAL HOSPITAL, INC.
GOLDEN MERGER CORPORATION
H.B. ANIMAL CLINICS, INC.
HIGHLANDS ANIMAL HOSPITAL, INC.
INDIANA VETERINARY DIAGNOSTIC LAB, INC.
KIRKWOOD ANIMAL HOSPITAL, INC.
KIRKWOOD ANIMAL HOSPITAL BOARDING & GROOMING, INC.
LAFAYETTE VETERINARY HOSPITAL, INC.
LAKE JACKSON VETERINARY CLINIC, INC.
LAKEWOOD ANIMAL HOSPITAL, INC.
LAMMERS VETERINARY HOSPITAL, INC.
LEWELLING VETERINARY CLINIC, INC.
MAIN STREET SMALL ANIMAL HOSPITAL
MILLER ANIMAL HOSPITAL
M.S. ANIMAL HOSPITALS, INC.

S-2

NATIONAL PETCARE CENTERS, INC.
NEWARK ANIMAL HOSPITAL, INC.
NORTH COAST VETERINARY MEDICAL GROUP
NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
NORTHERN ANIMAL HOSPITAL INC.
NORTHSIDE ANIMAL HOSPITAL, INC.
NOYES ANIMAL HOSPITAL, INC.
NPC OPERATIONS, INC.
OCEAN BEACH VETERINARY HOSPITAL, INC.
OLD RIVER VETERINARY HOSPITAL, INC.
OLD TOWN VETERINARY HOSPITAL, INC.
PET CARE HOSPITAL, INC.
PETS’ RX, INC.
PETS’ RX NEVADA, INC.
PPI OF PENNSYLVANIA, INC.
PRESTON PARK ANIMAL HOSPITAL, INC.
PRINCETON ANIMAL HOSPITAL, INC.
PROFESSIONAL VETERINARY SERVICES, INC.
RALEIGH HILLS VETERINARY CLINIC, INC.
RIVIERA ANIMAL HOSPITAL, INC.
ROSSMOOR — EL DORADO ANIMAL HOSPITAL, INC.
SILVER SPUR ANIMAL HOSPITAL, INC.
SOUND TECHNOLOGIES, INC.
SOUTH COUNTY VETERINARY CLINIC, INC.
SOUTHEAST AREA VETERINARY MEDICAL CENTER, INC.
SPANISH RIVER ANIMAL HOSPITAL, INC.
SUNDOWN ANIMAL CLINIC LTD.
TAMPA ANIMAL MEDICAL CENTER, INC.
TANGLEWOOD PET HOSPITAL, INC.
TEMPE VETS, INC.
THE PET PRACTICE (FLORIDA), INC.
THE PET PRACTICE (ILLINOIS), INC.
THE PET PRACTICE (MASSACHUSETTS), INC.
THE PET PRACTICE OF MICHIGAN, INC.
TOMS RIVER VETERINARY HOSPITAL, P.A.
TOTAL CARE ANIMAL HOSPITAL, INC.
UNIVERSITY PET CLINIC INC.
VCA — ASHER, INC.
VCA ALABAMA, INC.
VCA ALBANY ANIMAL HOSPITAL, INC.
VCA ALBUQUERQUE, INC.
VCA ALL PETS ANIMAL COMPLEX, INC.
VCA ALPINE ANIMAL HOSPITAL, INC.
VCA ANDERSON ANIMAL HOSPITAL, INC.

S-3

VCA ANDERSON OF CALIFORNIA ANIMAL HOSPITAL, INC.
VCA ANIMAL HOSPITALS, INC.
VCA APAC ANIMAL HOSPITAL, INC.
VCA CACOOSING ANIMAL HOSPITAL, INC.
VCA CASTLE SHANNON VETERINARY HOSPITAL INC.
VCA CENTERS-TEXAS, INC.
VCA CENVET, INC.
VCA CLARMAR ANIMAL HOSPITAL, INC.
VCA CLINICAL VETERINARY LABS, INC.
VCA CLINIPATH LABS, INC.
VCA CLOSTER, INC.
VCA DETWILER ANIMAL HOSPITAL, INC.
VCA DOVER ANIMAL HOSPITAL, INC.
VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.
VCA EMERGENCY PET CLINIC, INC.
VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
VCA HOWELL BRANCH ANIMAL HOSPITAL, INC.
VCA KANEOHE ANIMAL HOSPITAL, INC.
VCA LAKESIDE ANIMAL HOSPITAL, INC.
VCA LAMB & STEWART ANIMAL HOSPITAL, INC.
VCA LAMMERS ANIMAL HOSPITAL, INC.
VCA LEWIS ANIMAL HOSPITAL, INC.
VCA MARINA ANIMAL HOSPITAL, INC.
VCA MILLER-ROBERTSON #152
VCA MISSION, INC.
VCA MISSOURI, INC.
VCA NORTHBORO ANIMAL HOSPITAL, INC.
VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
VCA OF NEW YORK, INC.
VCA OF SAN JOSE, INC.
VCA OF TERESITA, INC.
VCA PROFESSIONAL ANIMAL LABORATORY, INC.
VCA REAL PROPERTY ACQUISITION CORPORATION
VCA REFERRAL ASSOCIATES ANIMAL HOSPITAL, INC.
VCA ROHRIG ANIMAL HOSPITAL, INC.
VCA — ROSSMOOR, INC.
VCA SILVER SPUR ANIMAL HOSPITAL, INC.
VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
VCA SQUIRE ANIMAL HOSPITAL, INC.
VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.

S-4

VCA TEXAS MANAGEMENT, INC.
VCA WORTH ANIMAL HOSPITAL, INC.
VCA WYOMING ANIMAL HOSPITAL, INC.
VETERINARY HOSPITALS, INC.
WEST SHORE VETERINARY HOSPITAL, INC.
WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.
WILLIAM C. FOUTS, LTD.
WINGATE, INC.
WOODLAND ANIMAL MEDICAL CENTER, INC.

By:	/s/ Tomas W. Fuller
Name:
Title:

VETERINARY CENTERS OF AMERICA — TEXAS, L.P. By: VCA Centers-Texas, Inc., General Partner
By:	/s/ Robert L. Antin
	Name:	Robert L. Antin
	Title:	Chief Executive Officer and President

By:	/s/ Tomas W. Fuller
	Name:	Tomas W. Fuller
	Title:	Chief Financial Officer and Assistant Secretary

S-5

JOINT LEAD ARRANGER, JOINT BOOKRUNNER, ADMINISTRATIVE AGENT, SWING LINE LENDER, ISSUING BANK AND A LENDER:	WELLS FARGO BANK, N.A.,
	By:	/s/ S. Michael St. Geme
		Name:	S. Michael St. Geme
		Title:	Vice President

JOINT LEAD ARRANGER, JOINT BOOKRUNNER, SOLE SYNDICATION AGENT AND A LENDER:	GOLDMAN SACHS CREDIT PARTNERS L.P.
	By:	/s/ W. W. Archer
Authorized Signatory

NATIONAL CITY BANK as a Lender
By:	/s/ Kenneth M. Blackwell
	Name:	Kenneth M. Blackwell
	Title:	Vice President

Name of Lender Union Bank of California, N.A. as a Lender
By:	/s/ Gail I. Boyle
	Name:	Gail I. Boyle
	Title:	Vice President

Name of Lender Bank of America, N.A. as a Lender
By:	/s/ T. Ebrahim
	Name:	T. Ebrahim
	Title:	Senior Vice President

United Overseas Bank Limited, New York Agency as a Lender
By:	/s/ Kwong Yew Wong
	Name:	Kwong Yew Wong
	Title:	FVP & General Manager

By:	/s/ Philip Cheong
	Name:	Philip Cheong
Title : VP & Deputy General Manager

Name of Lender THE BANK OF NEW YORK as a Lender
By:	/s/ Robert Besser
	Name:	Robert Besser
	Title:	Vice President

Firstrust Bank as a Lender
By:	/s/ Richard E. Meyers
	Name:	Richard E. Meyers
	Title:	Executive Vice President

Name of Lender Commerzbank AG, New York and Grand Cayman Branches as a Lender
By:	/s/ Werner Sehmidbauer
	Name:	Werner Sehmidbauer
	Title:	SVP

By:	/s/ Karla Wirth
	Name:	Karla Wirth
	Title:	AVP

APPENDIX A-1
TO CREDIT AND GUARANTY AGREEMENT
Term Loan Commitments

Lender	Term Loan Commitments
Goldman Sachs Credit Partners L.P.	$334,000,000
Wells Fargo Bank, N.A.	$75,000,000
Commerzbank AG, New York and Grand Cayman Branches	$28,000,000
Union Bank of California, NA.	$10,000,000
The Bank of New York	$7,000,000
National City Bank	$20,000,000
Firstrust Bank	$1,000,000
Total	$475,000,000
APPENDIX A-2-1

APPENDIX A-2
TO CREDIT AND GUARANTY AGREEMENT
Revolving Loan Commitments

Lender	Term Loan Commitments
Wells Fargo Bank, N.A.	$18,000,000
Commerzbank AG, New York and Grand Cayman Branches	$2,000,000
Bank of America, NA.	$15,000,000
Union Bank of California, NA.	$17,000,000
The Bank of New York	$10,000,000
Firstrust Bank	$3,000,000
United Overseas Bank Limited, New York Agency	$10,000,000
Total	$75,000,000
APPENDIX A-2-1

APPENDIX B
TO CREDIT AND GUARANTY AGREEMENT
Notice Addresses
VICAR OPERATING, INC.
12401 West Olympic Boulevard
Los Angeles, California 90064-1022
Attention: Tomas Fuller
Telecopier: (310) 571-6700
VCA ANTECH, INC.
12401 West Olympic Boulevard
Los Angeles, California 90064-1022
Attention: Tomas Fuller
Telecopier: (310) 571-6700
SUBSIDIARY GUARANTORS
c/o VCA Antech, Inc.
12401 West Olympic Boulevard
Los Angeles, California 90064-1022
Attention: Tomas Fuller
Telecopier: (310) 571-6700
GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Joint Lead Arranger, Joint Bookrunner, Sole Syndication Agent and a Lender
Goldman Sachs Credit Partners L.P.
85 Broad Street
New York, New York 10004
Attention: Stephen King
Telecopier: (212) 357-0932
APPENDIX B-l

with a copy to:
Goldman Sachs Credit Partners L.P. (for Assignment Agreements only)
85 Broad Street
New York, New York 10004
Attention: Sandra Stulberger
Telecopier: (212) 357-4597
Goldman Sachs Credit Partners L.P. (for Loan Activity)
85 Broad Street
New York, New York 10004
Attention: Philip F. Green
Telecopier: (212) 357-4597
Goldman Sachs Credit Partners L.P. (for Financials, Amendments, Credit Documents & Voting)
85 Broad Street
New York, New York 10004
Attention: Pedro Ramirez
Telecopier: (212) 357-4597
WELLS FARGO BANK, NA.
as Joint Lead Arranger, Joint Bookrunner,
Administrative Agent, Swing Line Lender and a Lender
Administrative Agent’s Principal Office:
333 South Grand Avenue, 9th Floor
Los Angeles, California 90071
Attention: S. Michael St. Geme
Telecopier: (213) 628-9694
Swing Line Lender’s Principal Office:
333 South Grand Avenue, 9th Floor
Los Angeles, California 90071
Attention: S. Michael St. Geme
Telecopier: (213) 628-9694
APPENDIX B-2

SCHEDULE 1.1
EXCLUDED LEASEHOLD MATERIAL REAL ESTATE ASSETS

	Type of
Grantor	Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/ Owned

VCA Antech, Inc.	Corporation	Corp Office	12401 West Olympic Blvd.	Los Angeles	CA	90064	Los Angeles	Leased
VCA Cenvet, Inc.	Corporation	Antech New York	1111 Marcus Blvd., Suite M28	Lake Success	NY	11042	Nassau	Leased

VCA Antech Inc.
Schedule 1.2: Permitted Partially Owned Subsidiaries
As of April 1, 2005

AU#	Legal Name	General Partner	GP %

159	All Pet Complex	VCA All Pets Animal Complex, Inc.	75%
212	Spring Mountain Animal Hospital LLC	Pet’s RX, Inc.	80%
140	VCA Albany Animal Hospital	VCA Albany Veterinary Hospital, Inc	70%
506	VCA All Care Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	55%
345	VCA Animal Hospitals — Texas, L.P.	VCA Centers-Texas, Inc.	1%
		VCA Animal Hospitals, Inc.	74%
591	VCA Animal Medical Center, LP	VCA Animal Hospitals, Inc.	80%
126	VCA Asher Animal Hospital, LP	VCA Asher Inc.	80%
433	VCA Associates Animal Hospital LP	Associates in Pet Care, S.C	75%
406	VCA Becker Animal Hospital, L.P.	VCA Alabama, Inc.	80%
213	VCA Black Mountain Animal Hospital, L.P.	Pet’s RX, Inc.	75%
586	VCA Chancellor Animal Hospital, LP	VCA Animal Hospitals, Inc.	80%
137	VCA Companion Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	80%
414	VCA Dover Animal Hospital, LP	VCA Dover Animal Hospital, Inc.	80%
489	VCA Durant Road Animal Hospital, L.P	VCA Animal Hospitals, Inc.	80%
316	VCA Edgebrook Animal Hospital, LP	Edgebrook, Inc.	80%
452	VCA El Mirage Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	75%
437	VCA Heritage Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	80%
398	VCA MacArthur Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	80%
410	VCA New London Vet. Hospital, L.P.	VCA Animal Hospitals, Inc.	80%
411	VCA Oneida Animal Hospital L.P.	VCA Animal Hospitals, Inc.	86%
454	VCA Preston Park Animal Hospital, L.P.	VCA Centers-Texas, Inc.	1%
		Preston Park Animal Hospital, Inc.	74%
418	VCA Rome Animal Hospital, L.P.	VCA Animal Hospitals, Inc	80%
149	VCA South County Animal Hospital, LLC	South County Veterinary Clinic Inc.	70%
439	VCA Toms River Veterinary Hospital, L.P.	Toms River Veterinary Hospital, P.A.	80%
396	VCA Triangle Tower Animal Hospital, L.P.	VCA Animal Hospitals, Inc.	90%

Schedule 3.1(g)
Closing Date Mortgage Properties

Street Address	City	State
1347 East 74th Avenue	Anchorage	Alaska

2505 Hilltop Dr.	Redding	California

4501 Shattuck Avenue	Oakland	California

2506 Lincoln Blvd.	Venice	California

2317 Hotel Circle South	San Diego	California

380 Broadway	El Cajon	California

9801 East Iliff Avenue	Denver	Colorado

9464 E. Caley Ave	Englewood	Colorado

1360 Marrows Rd.	Newark	Delaware

2600 West Galena Blvd.	Aurora	Illinois

9790 Lantern Road	Fishers	Indiana

4030 West 86th St.	Indianapolis	Indiana

4011 Airline Drive	Metairie	Louisiana

595 Columbian Street	South Weymouth	Massachusetts

10311 Old Ocean City Boulevard	Berlin	Maryland

1390 East Gude Drive	Rockville	Maryland

3700 Route 9 South	Freehold	New Jersey

650 Route 33 East	East Windsor	New Jersey

9901 Montgomery Blvd.	Albuquerque	New Mexico

5590 W. Spring Mountain Road	Las Vegas	Nevada

25011 Lee Highway	Abingdon	Virginia

SCHEDULE 4.1
LIST OF GUARANTORS UNDER THE CREDIT AGREEMENT

	TYPE OF	JURISDICTION	ORGANIZA-
	ORGANI-	OF	TIONAL ID
NAME OF SUBSIDIARY/GRANTOR	ZATION	ORGANIZATION	NUMBERS
VCA Antech, Inc.	Corporation	Delaware	2125345
Vicar Operating, Inc.	Corporation	Delaware	3203348
AAH Merger Corporation	Corporation	Delaware	2985443
AHC of Southern Saratoga County, Inc.	Corporation	New York	N/A
Albany Veterinary Clinic	Corporation	California	C0602028
Animal Center, Inc.	Corporation	California	C1535050
Animal Clinic of Santa Cruz, Inc.	Corporation	California	C0825081
Apex Veterinary Hospital, Inc.	Corporation	North Carolina	0000099
Arroyo PetCare Center, Inc.	Corporation	California	C2117430
Associates in Pet Care, Inc.	Corporation	Wisconsin	5F09971
Berwyn Veterinarian Hospital, Inc.	Corporation	Illinois	49729944
Brown Animal Hospital, Inc.	Corporation	Vermont	N/A
Cacoosing Animal Hospital, Ltd.	Corporation	Pennsylvania	52488
Cat Clinic of Tulsa, Inc.	Corporation	Oklahoma	N/A
Clarmar Animal Hospital, Inc.	Corporation	California	C0991566
Cornerstone Veterinary Hospital, Inc.	Corporation	North Carolina	0587571
C.V.T., Inc.	Corporation	California	C1311735
Detwiler Veterinary Clinic, Inc.	Corporation	Pennsylvania	762037
Diagnostic Veterinary Service, Inc.	Corporation	California	C1240642
Eagle Park Animal Clinic, Inc.	Corporation	Indiana	1990110543
Eagle River Veterinary Hospital, Inc.	Corporation	Alaska	71093 D
East Mill Plain Animal Hospital, Inc.	Corporation	Washington	601-964-726
Edgebrook, Inc.	Corporation	New Jersey	3613650000

	TYPE OF	JURISDICTION	ORGANIZA-
	ORGANI-	OF	TIONAL ID
NAME OF SUBSIDIARY/GRANTOR	ZATION	ORGANIZATION	NUMBERS
Florida Veterinary Laboratories, Inc.	Corporation	Florida	615613
Fox Chapel Animal Hospital, Inc.	Corporation	Pennsylvania	349977
Freehold, Inc.	Corporation	New Jersey	0000001118
Glen Animal Hospital Inc.	Corporation	New York	N/A
Golden Merger Corporation	Corporation	Delaware	2603403
H.B. Animal Clinics, Inc.	Corporation	California	C0635305
Highlands Animal Hospital, Inc.	Corporation	Virginia	0444921-1
Indiana Veterinary Diagnostic Lab, Inc.	Corporation	Indiana	1992070350
Kirkwood Animal Hospital, Inc.	Corporation	Delaware	0889659
Kirkwood Animal Hospital Boarding & Grooming, Inc.	Corporation	Delaware	2334416
Lafayette Veterinary Hospital, Inc.	Corporation	Indiana	1989020467
Lake Jackson Veterinary Clinic, Inc.	Corporation	Texas	90214602
Lakewood Animal Hospital, Inc.	Corporation	California	C1391933
Lammers Veterinary Hospital, Inc.	Corporation	California	C0716851
Lewelling Veterinary Clinic, Inc.	Corporation	California	C0727864
Main Street Small Animal Hospital	Corporation	California	C0530269
Miller Animal Hospital	Corporation	California	C0616539
M.S. Animal Hospitals, Inc.	Corporation	California	C0535403
National PetCare Centers, Inc.	Corporation	Delaware	2623768
Newark Animal Hospital, Inc.	Corporation	Delaware	0783863
North Coast Veterinary Medical Group	Corporation	California	C2003195
North Rockville Veterinary Hospital, Inc.	Corporation	Maryland	D00701284
Northern Animal Hospital, Inc.	Corporation	Arizona	00921781

	TYPE OF	JURISDICTION	ORGANIZA-
	ORGANI-	OF	TIONAL ID
NAME OF SUBSIDIARY/GRANTOR	ZATION	ORGANIZATION	NUMBERS
Northside Animal Hospital, Inc.	Corporation	Connecticut	0034050
Noyes Animal Hospital, Inc.	Corporation	Illinois	48802494
NPC Operations, Inc.	Corporation	Delaware	2933143
Ocean Beach Veterinary Hospital, Inc.	Corporation	Washington	600-601-868
Old River Veterinary Hospital, Inc.	Corporation	California	C1271908
Old Town Veterinary Hospital, Inc.	Corporation	Virginia	0228019-6
Pet Care Hospital, Inc.	Corporation	Texas	150778100
Pets’ Rx, Inc.	Corporation	Delaware	2264199
Pets’ RX Nevada, Inc.	Corporation	Nevada	C9765-1993
PPI of Pennsylvania, Inc.	Corporation	Delaware	2544607
Preston Park Animal Hospital, Inc.	Corporation	California	C2683426
Princeton Animal Hospital, Inc.	Corporation	California	C0638026
Professional Veterinary Services, Inc.	Corporation	Indiana	198612-203
Raleigh Hills Veterinary Clinic, Inc.	Corporation	Oregon	087667-19
Riviera Animal Hospital, Inc.	Corporation	Florida	615845
Rossmoor — El Dorado Animal Hospital, Inc.	Corporation	California	C0579119
Silver Spur Animal Hospital, Inc.	Corporation	California	C1855966
Sound Technologies, Inc.	Corporation	Delaware	3188358
South County Veterinary Clinic, Inc.	Corporation	California	C0632872
Southeast Area Veterinary Medical Center, Inc.	Corporation	Colorado	19871293896
Spanish River Animal Hospital, Inc.	Corporation	Florida	693619
Sundown Animal Clinic Ltd.	Corporation	Arizona	01670687
Tampa Animal Medical Center, Inc.	Corporation	Florida	567544

	TYPE OF	JURISDICTION	ORGANIZA-
	ORGANI-	OF	TIONAL ID
NAME OF SUBSIDIARY/ GRANTOR	ZATION	ORGANIZATION	NUMBERS
Tanglewood Pet Hospital, Inc.	Corporation	Texas	0800068549
Tempe Vets, Inc.	Corporation	Arizona	09373528
The Pet Practice (Florida), Inc.	Corporation	Delaware	2440520
The Pet Practice (Illinois), Inc.	Corporation	Delaware	2441645
The Pet Practice (Massachusetts), Inc.	Corporation	Massachusetts	N/A
The Pet Practice of Michigan, Inc.	Corporation	Delaware	2188481
Toms River Veterinary Hospital, P.A.	Corporation	New Jersey	0000003384
Total Care Animal Hospital, Inc.	Corporation	California	C2130888
University Pet Clinic Inc.	Corporation	Hawaii	205644
VCA — Asher, Inc.	Corporation	California	C1699787
VCA Alabama, Inc.	Corporation	Alabama	N/A
VCA Albany Animal Hospital, Inc.	Corporation	California	C1708192
VCA Albuquerque, Inc.	Corporation	California	C1708187
VCA All Pets Animal Complex, Inc.	Corporation	California	C1941345
VCA Alpine Animal Hospital, Inc.	Corporation	California	C1931752
VCA Anderson Animal Hospital, Inc.	Corporation	California	C2470030
VCA Anderson of California Animal Hospital, Inc.	Corporation	California	C1890663
VCA Animal Hospitals, Inc.	Corporation	California	C1965050
VCA APAC Animal Hospital, Inc.	Corporation	California	C1942924
VCA Cacoosing Animal Hospital, Inc.	Corporation	California	C1867190
VCA Castle Shannon Veterinary Hospital, Inc.	Corporation	California	C1942503
VCA Centers-Texas, Inc.	Corporation	Texas	0141948300
VCA Cenvet, Inc.	Corporation	California	C1891461

	TYPE OF	JURISDICTION	ORGANIZA
	ORGANI	OF	TIONAL ID
NAME OF SUBSIDIARY/ GRANTOR	ZATION	ORGANIZATION	NUMBERS
VCA Clarmar Animal Hospital, Inc.	Corporation	California	C1952814
VCA Clinical Veterinary Labs, Inc.	Corporation	California	C1410282
VCA Clinipath Labs, Inc.	Corporation	California	C1764088
VCA Closter, Inc.	Corporation	New Jersey	0000000629
VCA Detwiler Animal Hospital, Inc.	Corporation	California	C1877180
VCA Dover Animal Hospital, Inc.	Corporation	Delaware	0801742
VCA Eagle River Animal Hospital, Inc.	Corporation	California	C1940516
VCA East Anchorage Animal Hospital, Inc.	Corporation	California	C1947693
VCA Emergency Pet Clinic, Inc.	Corporation	California	C1452057
VCA Greater Savannah Animal Hospital, Inc.	Corporation	California	C1947428
VCA Howell Branch Animal Hospital, Inc.	Corporation	California	C1867293
VCA Kaneohe Animal Hospital, Inc.	Corporation	California	C1947452
VCA Lakeside Animal Hospital, Inc.	Corporation	California	C1890664
VCA Lamb and Stewart Animal Hospital, Inc.	Corporation	California	C1787918
VCA Lammers Animal Hospital, Inc.	Corporation	California	C1952450
VCA Lewis Animal Hospital, Inc.	Corporation	California	C1874999
VCA Marina Animal Hospital, Inc.	Corporation	California	C1940518
VCA Miller-Robertson #152	Corporation	California	C1940475
VCA Mission, Inc.	Corporation	California	C1704025
VCA Missouri, Inc.	Corporation	Missouri	00544467
VCA Northboro Animal Hospital, Inc.	Corporation	California	C1957956
VCA Northwest Veterinary Diagnostics, Inc.	Corporation	California	C1944092

	TYPE OF	JURISDICTION	ORGANIZA
	ORGANI	OF	TIONAL ID
NAME OF SUBSIDIARY/ GRANTOR	ZATION	ORGANIZATION	NUMBERS
VCA of New York, Inc.	Corporation	Delaware	2782761
VC A of San Jose, Inc.	Corporation	California	C1453574
VCA of Teresita, Inc.	Corporation	California	C1699536
VCA Professional Animal Laboratory, Inc.	Corporation	California	C1880335
VCA Real Property Acquisition Corporation	Corporation	California	C1453424
VCA Referral Associates Animal Hospital, Inc.	Corporation	California	C1949557
VCA Rohrig Animal Hospital, Inc.	Corporation	California	C1798066
VCA — Rossmoor, Inc.	Corporation	California	C1701402
VCA Silver Spur Animal Hospital, Inc.	Corporation	California	C1926863
VCA South Shore Animal Hospital, Inc.	Corporation	California	C1931751
VCA Squire Animal Hospital, Inc.	Corporation	California	C1791424
VCA St. Petersburg Animal Hospital, Inc.	Corporation	California	C1952815
VCA Texas Management, Inc.	Corporation	California	C1992676
VCA Worth Animal Hospital, Inc.	Corporation	Illinois	49594186
VCA Wyoming Animal Hospital, Inc.	Corporation	California	C1715369
Veterinary Centers of America — Texas, L.P.	Limited Partnership	Texas	9269810
Veterinary Hospitals, Inc.	Corporation	California	C0743191
West Shore Veterinary Hospital, Inc.	Corporation	Pennsylvania	846860
West Los Angeles Veterinary Medical Group, Inc.	Corporation	California	C0709486
William C. Fouts, Ltd.	Corporation	Nevada	C4316-1981
Wingate, Inc.	Corporation	Colorado	19871486866
Woodland Animal Medical Center, Inc.	Corporation	Oklahoma	N/A

SCHEDULE 4.2
CAPITAL STOCK AND OWNERSHIP
1.	See Attachment 1 to this Schedule 4.2 for an organizational chart describing the ownership interest of Holdings and each of its Subsidiaries.

2.	See Attachment 2 to this Schedule 4.2 for a list of equity interests of Holdings and each of its Subsidiaries.

3.	See Attachment 3 to this Schedule 4.2 for a spreadsheet describing the options to purchase common stock of Holdings held by management and employees of Holdings and its Subsidiaries.

4.	Holdings and/or its Subsidiaries has the right in certain circumstances to purchase the Capital Stock held, directly or indirectly, by licensed veterinarians in the Permitted Partially-Owned Subsidiaries identified on Schedule 1.2.

5.	Holders of the Capital Stock in the following Permitted Partially-Owned Subsidiaries have the contingent right in certain circumstances to purchase additional Capital Stock of such Permitted Partially-Owned Subsidiary:
a.   Spring Mountain Animal Hospital, LLC
b.   VCA Albany Animal Hospital, LP
c.   VCA Oneida Animal Hospital, LP

Attachment 1
ORGANIZATIONAL CHART
OF
VCA ANTECH, INC.
AND ITS
WHOLLY-OWNED SUBSIDIARIES,
PERMITTED PARTIALLY-OWNED SUBSIDIARIES &
PC STRUCTURES.

2005 Flowchart A
VCA Antech, Inc. - DE
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Real Property Acquisition Corporation- CA #999 95-4260223
VCA of San Jose, Inc. - CA #9121 77-0235821
VCA Crocker Animal Hospital - CA #121 & 459
VCA of Teresita, Inc. - CA #9125 95-4345464
VCA Teresita Animal Hospital - CA#125(Merged into ABreed Apart #344 on 12/01/01)
VCA - Asher, Inc. - CA #9126 95-4348445
80% GP
VCA Asher Animal Hospital, LP - CA 68-0300134
20% LP
Correia, DVM 20%
VCA Enterprise/ Alpine Animal Hospital - CA #397
VCA Asher Animal Hospital - CA #126
VCA -Mission, Inc. - CA #9128 95-4372115
VCA Mission Animal Hospital - CA #128

** VCA of Colorado Anerson, Inc. merged into VCA Animal Hospitals, Inc. as of November 25th, 2003.

2005 Flowchart B
VCA Antech, Inc. - DE
95-4097995
Vicar Operating, Inc. - DE
95-4817565
VCA - Albuquerque, Inc. - CA
#9129
95-4378854
VCA Veterinary Care Animal Hospital - NM
#129
VCA Wyoming Animal Hospital, Inc. - CA
#9130
95-4396274
VCA Wyoming Animal Hospital - NM
#130 & #512
VCA Rossmoor, Inc. - CA
#9132
95-4372116
Rossmoor-El Dorado Animal Hospital, Inc. - CA
#8132
95-2668223
VCA Rossmoor-El Dorado Animal Hospital - CA
#132
VCA Cacoosing Animal Hospital, Inc. - CA
#9135
95-4445011
Cacoosing Animal Hospital, Ltd. - PA
#8135
23-1893938
VCA Cacoosing Animal Hospital - PA
#135
VCA Detwiler Animal Hospital, Inc. - CA
#9138
27-2747315
Detwiler Veterinary Clinic, Inc. - PA
#8138
23-2215067
VCA Detwiler Animal Hospital - PA
#138
VCA Albany Animal Hospital, Inc. - CA *
#9140
95-4378851
Albany Veterinary Clinic, Inc. - CA
#7140
94-1719871
70% GP
VCA Albany Animal Hospital, LP - CA
20-2594383 **
30% LP
Unrelated Individuals (Gardner 15%, Reed 15%)
VCA Albany Animal Hospital - CA
#140

* The old name is VCA Cunningham, Inc.

2005 Flowchart C

VCA Antech, Inc. - DE
95-4097995
Vicar Operating, Inc. - DE
95-4817565
VCA Lakeside Animal Hospital, Inc. - CA
#9142
95-4482686
VCA Anderson of California Animal Hospital, Inc. - CA
#9142.5
95-4482687
VCA Silver Spur Animal Hospital, Inc. - CA
#9144
33-0646258
VCA Lewis Animal Hospital, Inc. - CA
#9146
52-1911094
VCA Alpine Animal Hospital, Inc. - CA
#9150
95-4525833
VCA Eagle River Animal Hospital, Inc. - CA
#9151
95-4532292
VCA Lakeside Animal Hospital - CA
#142
Lakeside Pet Store - CA
#171
Silver Spur Animal Hospital, Inc. - CA
#8144
33-0543122
VCA Silver Spur Animal Hospital - CA
#144 &143
VCA Lewis Animal Hospital - MD
#146
VCA Alpine Animal Hospital - AK
#150
Eagle River Veterinary Hospital, Inc. - AK
#8151 ***
95-4831154
VCA Eagle River Animal Hospital - AK
#151 & 494****

*** Per discussion with Bill Mandel at Troops, This entity was disqualified since a timely annual report was not filed. Therefore, it had to be revived and per Alaska law a new FEIN# was assigned in October 2000. The old number is 92-0078656.

**** Purchased Assets of Four Paws Animal Hospital on 11/01/03.

2005 Flowchart D
VCA Antech, Inc. - DE
95-4097995
Vicar Operating, Inc. - DE
95-4817565
VCA Miller-Robertson #152 - CA **
#9152
95-4532293
VCA Marina Animal Hospital, Inc. - CA
#9153
95-4532294
VCA South Shore Animal Hospital, Inc. - CA
#9154
95-4525834
VCA APAC Animal Hospital, Inc. - CA
#9158
95-4537943
VCA All Pets Animal Complex, Inc. - CA
#9159
95-4535644
VCA Kaneohe Animal Hospital - CA
#9165
95-4545086
VCA Lammers Animal Hospital Inc., - CA
#9182
95-4552467
VCA Clarmar Animal Hospital, Inc. - CA
#9183
95-4553983
Miller Animal Hospital, Inc. - CA
#8152
95-2683270
Veterinary Hospitals, Inc dba Marina Veterinary Clinic - CA
#8153
95-2941673
VCA South Shore (Weymouth) Animal Hospital - MA
#154
VCA South Shore (Quincy) Animal Hospital - MA
#156
VCA All Pet Animal Hospital/Sandy - UT***
#158
75% GP
VCA Kaneohe Animal Hospital -HI
#165
VCA Kaneohe Pet Store - HI
#170
Lammers Veterinary Hospital Inc.-CA
#8182
94-2252080
Clarmar Animal Hospital, Inc. - CA
#8183
95-3056032
VCA Miller Animal Hospital - CA
#152
VCA Marina Animal Hospital - CA
#153
Neville, DVM
LP 25%
All Pet Complex - UT General Partnership
#8159
95-4591027
VCA Lammers Animal Hospital - CA ****
#182
VCA Clarmar Animal Hospital - CA
#183
VCA All Pet Animal Hospital/ Taylorsville - UT
#159

** VCA Miller Animal Hospital, Inc. changed its name to VCA Miller-Robertson #152 as of June 21, 2001.

*** Was sold in 02/28/03

**** It was sold as of 01/06/04

2005 Flowchart E
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Aucoin, DVM
Manhattan Veterinary Group, P.C - NY
13-3963705
Management Agreement
VCA Northboro Animal Hospital, Inc. - CA
#9185
95-4569285
North Rockville Veterinary Hospital, Inc. - MD
#8189
52-1069178
VCA Lamb & Stewart Animal Hospital, Inc. - CA
#9192
95-4590537
VCA Squire Animal Hospital, Inc. - CA
#9338
95-4599032
VCA Rohrig Animal Hospital, Inc. - CA
95-4614774
VCA of New York, Inc. - DE
13-3962684
VCA Northboro Animal Hospital - MA
#185
VCA North Rockville Animal Hospital - MD
#189
VCA Lamb & Stewart Animal Hospital - NV
#192 (Merged Into Nellis#214)**
VCA Squire Animal Hospital - MD
#338
80% GP
VCA Rohrig Animal Hospital, L.P. - CA
95-4864823
Effective 03/2001
20% LP
Kent Rohrig-DVM
Rohrig Animal Hospital - NE
#346
Glen Animal Hospital Inc. -NY
11-2235537
AHC of Southern Saratoga County Inc. - NY
14-1726042
04/28/04
VCA Glen Animal Hospital -NY
#413
Animal Health Center -NY
#509
#353 Manhattan Veterinary Group - NY
#409 Blue Point-Bayport Animal Hospital -NY
#416 Shop City Animal Hospital - NY
#457 Wolland Animal Hospital, Inc.- NY
(Merged Into #387)
#495 Fifth Avenue Veterinay Specialist ***

** VCA Lamb & Stewart Animal Hospital merged into Nellis on 5/2/01. Boarding & Gromming continued till 6/2/01.

*** A limited partnership is formed. As of 12/31/04 VCA of New York Inc. is the only interest holder. No partnership status as of now.

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
2005 Flowchart F
Animal Healthcare of Texas, PC - TX
75-2675622
McKelvey, DVM
Management Agreement
VCA Texas Management, Inc. - CA
#9339
95-4605045
VCA Centers - Texas, Inc. - TX
#9340
95-4603459
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Dunn, DVM
99% L.P.
1% G.P.
1% G.P.
25% L.P.
74% L.P.
Veterinary Centers of America - Texas, L.P. #8339
95-4603461
VCA Animal Hospitals -- Texas, L.P.
95-4624246
#339 VCA Beltline East Animal Hospital - TX
#341 VCA Spring Animal Hospital - TX
#342 VCA Spring Branch Animal Hospital - TX
#343 VCA Woodlands Animal Hospital - TX
#347 VCA Loop 12 Animal Hospital - TX
#350 VCA Sandy Lake Animal Hospital - TX
#400 Bedford Meadows Animal Hospital-TX
#446 Pet Doctor Animal Hospital -TX
#497 Castle Hills Companion Animal Hospital
#500 Health Associates Animal Hospital - TX
VCA Lakewood Animal Hospital - TX
#345

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
2005 Flowchart
F(a)
Animal Healthcare
of Texas, PC - TX
75-2675622
McKelvey,
DVM
Management
Agreement
VCA Centers -
Texas, Inc. - TX
#9340
95-4603459
Jeffrey
Ellis, DVM
Preston Park Animal
Hospital, Inc.- CA**
20-1947397
Effective 12/14/04
25% L.P.
1% G.P.
74% L.P.
VCA Preston Park Animal
Hospital, LP - TX
27-0011936
Effective 05/13/02
Preston Park
Animal Hospital - TX
#454
Lake Jackson
Veterinary Clinic - TX
74-1880998
Effective 8/28/00
Tanglewood Pet
Hospital, Inc.-TX
74-2428563
Effective 04/10/02
#417 Lake Jackson Animal Hospital -TX
#453 Dixie Drive Animal Hospital - TX
Tanglewood
Animal Hospital,
Inc. TX
#460

** This entity was a Texas entity FEIN# 75-2166454

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
2005 Flowchart G
Michael Barnet, DVM
Pet Services of New Jersey, PC - NJ
22-3416182
Management Agreement
Zobler, DVM
Management Agreement
Animal Healthcare of North Carolina, PC - NC
56-2049034
GP 80%
Rick Suther, DVM
LP 20%
VCA Companion Animal Hospital, L.P.- CA
95-4864822
Effective 03/2001
VCA Companion Animal Hospital - CA
#137
#107 VCA Santa Anita Animal Hospital- CA (Merged 3/13/97)
#119 VCA Ana Brock Animal Hospital - CA (P'ship Terminated 02/01/04)
#116 VCA Agoura Meadows Animal Hospital - CA (Closed 8/20/99)
#124 VCA Parkwood Animal Hospital - CA (MERGED 1/13/97)
#133 VCA West Mesa Animal Hospital - NM (MERGED 3/13/97)
#139 VCA Bay Area Animal Hospital -CA (Merged 11/20/01)
#147 VCA Sinking Spring Animal Hospital - PA (MERGED 1/12/98)
#166 VCA Elkton Animal Hospital - MD (MERGED 1/12/98)
#167 VCA Glasgow Animal Hospital - DE (MERGED 1/12/98)
#168 VCA Conewago Animal Hospital - PA (MERGED 1/12/98)
#184 VCA Rotherwood Animal Hospital - MA (MERGED 1/12/98)
#187 VCA Beacon Hill Cat Hospital - VA (MERGED 3/13/97)
#190 VCA Lakeshore Animal Hospital - IL (MERGED 1/12/98)
#191 VCA Animal Care Center - VA (MERGED 1/12/98)
#250 VCA Channahon Animal Hospital - CA (AA 8/28/01)
#298 VCA Beech Grove Animal Hospital - IN (AA 2/8/2001)
#329 VCA Rock Creek Animal Hospital - FL (MERGED 3/13/97)
#337 VCA Maze Animal Hospital - CA (MERGED 3/13/97 & Sold on 6/1/01)
#344 VCA A Breed Apart Animal Hospital - CA (MERGER 1/3/97)
#351 VCA Cat Hospital of Philadelphia - PA (AA 7/23/97)
#352 VCA Animal Hospital at Chesapeake Square/-VA (AA 8/7/97) *
#354 VCA Roanoke Animal Hospital - NC (AA 10/1/97)
#355 VCA Bering Sea Animal Hospital - AK (AA 10/1/97)
#357 VCA Coast Animal Hospital - CA (P'ship termintated on 01/03/03)
#358 VCA Shrewsbury Animal Hospital - NJ (AA 11/18/97)
#359 VCA Foster Animal Hospital - NJ (AA 3/27/98)
#360 VCA Valley Animal Hospital - CT (AA 3/27/98)
#361 VCA Kennel Club Resort & Spa - CA (AA 3/25/98)
#362 VCA Arden Animal Hospital - CA (AA 4/24/98)
#363 VCA Northside Animal Hospital - PA (AA 4/29/98)
#364 VCA Twin Rivers Animal Hospital - NJ (Formed a P'ship on 07/01/98 & dissolved on 12/02)
#366 VCA Emergency Animal Hospital & Referral Center - CA (AA 8/17/98)
#368 VCA Highlands Pet Shop - VA (AA 11/16/98)
#370 VCA East Colonial Animal Hospital - FL (AA 12/1/98)
* The old name was VCA Actin Animal Hospital . Change effected 1/1/02

2005 Flowchart H

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Robert Doak, DVM
Aucoin, DVM
Barnet, DVM
Pet Services of New Jersey, PC - NJ 22-3416182
Manhattan Veterinary Group, P.C. - NY 13-3963705
Pet Services of Louisiana, P.C. - LA 94-3364176
Pet Services of Washington,PS - WA 94-3384759
Pet Services of Minnesota, PC - MN 95-4840567
Dale Lake, DVM
Hadley, DVM
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Zobler, DVM
Hadley DVM
McKelvey, DVM
Animal Healthcare of North Carolina, PC - NC 56-2049034
Marietta Animal Hospital, P.A. - OH 31-1425110
Animal Healthcare of Texas, PC - TX 75-2675622
Pet Services of Nebraska, P.S. NE 94-3410763
Robert Doak, DVM
#372 VCA All Creatures - MO (AA 3/10/99 , Merged int o VCA Missouri Inc.)
#388 New York Veterinary Hospital - NY (AA 3/24/99)
#389 VCA Robb Animal Hospital - CT (AA 4/13/99 MERGED into #348 on 12/1/99)
#390 Animal General of East Norwich - NY (AA 6/8/99)
#391 VCA Villa Animal Hospital- CA (Sold on 12/01/03)
#392 Animal Medical Center - OH (AA 6/13/99)
#393 VCA Aurora Animal Hospital - IL (AA 9/1/99)
#395 VCA La Mirada Animal Hospital - CA (AA 10/1/99)
#397 VCA Alpine Animal Hospital Clinic - CA (AA 11/10/99 & Merged into #126on 7/2/01)
#401 VCA Palmetto Animal Hospital - SC (AA 12/27/99)
#402 County Animal Clinic - NY (AA 12/28/99)
#403 Pelham Bay Animal Clinic - NY (AA 12/28/99) Closed 5/7/00)
#404 Riverdale Animal Hospital - NY (AA 12/28/99 & Sold on 2/6/01)
#405 VCA UpperKeys Animal Hospital - FL (AA 1/24/00)
#407 VCA Shrewsbury Animal Hospital - MA (AA 2/21/00)
#408 VCA Animal Imaging - CA (New Facility 1/3/01)
#412 Airline Animal Hospital - LA (AA 6/6/00)
#421 VCA Aliso Viejo Animal Hospital - CA (AA 11/6/00)
#428 VCA Grossmont Animal Hospital - CA (AA 1/3/2001)
#429 VCA Battle Ground Animal Hospital - WA (AA 1/16/2001)
#430 VCA Central Animal Hospital - CA (AA 2/1/01)
#431 VCA Cedar View Animal Hospital - MN (AA 2/8/01)
#432 VCA Barcroft Cat Hospital - VA (AA 3/1/1)
#434 VCA Delaware Valley Animal Hospital - PA (AA 2/26/2001)
#438 VCA Paradise Valley Animal Hospital - CA (AA 6/20/2001)
#440 VCA Feist Animal Hospital - MN (AA 8/16/2001)
#441 VCA All Pet Animal Hospital Boulder - CO (AA 9/12/2001)
#442 VCA All Pet Animal Hospital Lafayette - CO (AA 9/12/2001)
#444 Animal Medical Center - NE (AA 10/16/2001
#445 VCA Animal Medical Clinic of Tuscon - AZ (P'ship terminated as of 06/03

2005 Flowchart H (a)
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Management Agreement
Robert Doak, DVM
Aucoin, DVM
Barnet, DVM
Pet Services of New Jersey, PC - NJ
22-3416182
Manhattan Veterinary Group, P.C. - NY
13-3963705
Pet Services of Louisiana, P.C. - LA
94-3364176
Pet Services of Washington,PS - WA
94-3384759
Pet Services of Minnesota, PC - MN
95-4840567
Dale Lake, DVM
Hadley, DVM
Zebler, DVM
Hadley DVM
McKelvey, DVM
Animal Healthcare of North Carolina, PC - NC
56-2049034
Marietta Animal Hospital, P.A. - OH
31-1425110
Animal Healthcare of Texas, PC - TX
75-2675622
Pet Services of Nebraska, P.S. NE
94-3410763
Robert Doak, DVM
#448 VCA Companion Care Animal Hospial-WI (AA03/25/02)
#455 VCA Mobile Mountain Veterinary Service -CO (AA 06/03/ 02 Merged into #441)
#456 VCA Alaska Pet Care Animal Hospital-AK(AA 06/11/02)
#459 VCA East Valley Animal Clinic -CA (AA 08/01/02 Merged into#121)
#461 VCA White Lake Animal Hospital-MI (AA 08/05/02)
#462 VCA Montclair Veterinary Hospital - CA (AA 08/05/02 Merged into #430)
#463 VCA Silver Lake Veterinary Hospital -WA (AA 08/20/02)
#465 VCA Misener-Helley Animal Hospital - IL (AA 09/30/02)
#466 VCA Flamingo Animal Clinic - FL (AA 11/01/0, Merged into#329)
#471 VCA Vetco Veterinary Clinic - NJ (AA 12/10/02)
#473 VCA West Bernardo Animal Hospital - CA (AA 01/06/03)
#474 VCA Arighetti Animal Hospital - NM (AA 01/07/03)
#475 VCA Mountain View Animal Hospital - AZ (AA 01/08/03) *
#476 VCA Promenade Animal Hospital - FL (AA 02/18/03)
#478 VCA Acoma Animal Hospital -NM (Merged into #474 on 04/01/03)
#479 VCA Bluestone Veterinary Clinic- MA(Merged into#309 on 04/01/03)
#480 VCA Veterinary Specialists of Northern Colorado - CO (AA 4/1/03)
#481 South Richmond Animal Hospital- NY(Merged into #378 on 4/07/03)
#488 VCA Sequoia Valley Animal Hospital - CA (AA 05/06/03)
#492 VCA Douglas County Animal Hospital-CO (AA 08/12/03)
#493 All About Pets Animal Hospital - MN (AA 10/01/03)
#499 Tennessee Avenue Animal Hospital - OH (AA 01/14/04)
#502 VCA Los Altos Animal Hospital - CA (AA 02/17/04)
#503 VCA Emergency Animal Services- IL (AA 02/09/04 Merged into#393)
#504 VCA El Rancho Animal Hospital-CA (AA 03/01/04)
#505 VCA Lockwood Ridge Animal Hospital - FL (AA 03//30/04)
#507 Williamsburg Animal Hospital - NE (AA 04/13/04)
#508 VCA Family Animal Hospital - HI (AA 05/04/04)
#511 Animal Care Hospital - MN (AA 05/11/04)
#581 VCA Animal Medical Center - WA (AA 08/10/04)

2005 Flowchart H(b)
VCA Antech, Inc. - DE #9001 95-4097995
Vicar Operating Inc. - DE 95-4817565
VCA Animal Hospitals, Inc. - CA #9100 95-4574532
Anthony Guerino, DVM
Veterinary Healthcare of New Hampshire, PC 20-2405030
Management Agreement
GP 80%
GP 80%
William S. Holcomb, DVM
LP 20%
Anthony Guerino, DVM
LP 20%
VCA Animal Medical Center, L.P.-CA
Effective 03/22/05
VCA Chancellor Animal Hospital, L.P.-CA 20-2145968 Effective 01/18/05
588 VCA Saddleback Animal Hospital - CA (AA 02/01/2005)
589 VCA Bayshore Animal Hospital - CA (AA 02/08/2005
590 VCA Beech Road Animal HOspital - MI (AA 03/15/2005)
VCA Animal Medical Centerl - NH #591
VCA Chancellor Animal Hospital - VA #586

2005 Flowchart I

- **VCA Antech, Inc. - DE** #9001 95-4097995
  - **Vicar Operating Inc. - DE** 95-4817565
    - VCA Animal Hospitals, Inc. - CA #9100 95-4574532
      - Effective 12/30/97 — West Los Angeles Veterinary Medical Group, Inc. - CA #9101 95-2901853
        - VCA West Los Angeles Animal Hospital - CA #101
        - VCA Animal Hospital West - CA #123
      - Effective 1/13/97 — Lakewood Animal Hospital, Inc. - CA #9111 33-0254016
        - VCA Lakewood Animal Hospital - CA #111
      - Effective 1/13/97 — Robertson Animal Hospital, Inc. - CA #9112 * 33-0263858
        - VCA Robertson Blvd. Animal Hospital - CA #112 Merged to Miller#152 on 9/30/00
      - Effective 1/12/98 — Northern Animal Hospital, Inc. - AZ #9120 86-0278351
        - VCA Northern Animal Hospital - AZ #120
      - Effective 11/23/03 — VCA Anderson Animal Hospital, Inc. - CA #9122 05-0548968
        - VCA Anderson Animal Hospital - CO #122
      - Effective 1/12/98 — Wingate, Inc. - CO #9127 84-0885991
        - VCA Wingate Animal Hospital - CO #127
      - Effective 1/13/97 — Berwyn Veterinarian Hospital, Inc. - IL #9131 36-2701879
        - VCA Berwyn Animal Hospital - IL #131
      - Effective 1/10/97 — VCA Howell Branch Animal Hospital, Inc. - CA #9134 95-4445010
        - VCA Howell Branch Animal Hospital - FL #134 & 490**
      - Effective 12/4/98 — M.S. Animal Hospitals, Inc. - CA #9141 95-2499971
        - VCA Animal Hospital (Burbank) - CA #141

* Dissolved as of 11/03/2001

** Purchased Assets of Semoran Animal Hospital on 06/13/03

2005 Flowchart J

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Effective
12/4/98
Effective
1/12/98
Merged as of
12/30/97
Tampa animal Medical Center Inc. - FL
#8145
59-2223497
Lewelling Veterinary Clinic, Inc. - CA
#8148
94-2270868
VCA Castle Shannon Veterinay Hospital Inc. -CA
#9160
95-4536264
Fox Chapel Animal Hospital, Inc. - PA
#8162
25-1217197
VCA East Anchorage Animal Hospital, Inc. - CA
#9163
95-4545087
VCA Greater Savannah Animal Hospital, Inc. - CA
#9164
95-4545083
VCA St. Petersburg Animal Hospital, Inc. - CA
#9180
95-4553986
VCA Tampa Bay Animal Hospital - FL
#145
VCA Lewelling Animal Hospital - CA
#148
VCA Fox Chapel Animal Hospital - PA
#162
VCA East Anchorage Animal Hospital - AK
#163
VCA Greater Savannah Animal Hospital - GA
#164 & 584
VCA ST. Petersburg Animal Hospital - FL
#180 *
VCA Castle Shannon Animali Hospital - PA
#160
VCA Castle Shannon Pet Store - PA
#161

* The p'ship terminated in May 2002.

2005 Flowchart K

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Effective
1/13/97
Effective
1/12/98
South County Veterinary Clinic, Inc. - CA
#8149
95-2702774
Paulick
70%
30%
VCA South County Animal Hospital LLC - CA
95-4528219
VCA South County Animal Hospital - CA
#149
VCA Referral Associatesl Animal Hospital, Inc. - CA
#9181
95-4552468
VCA Veterinary Referrall Associates - MD
#181
Old Town Veterinary Hospital, Inc. - VA
#8188
54-1189194
VCA Old Town Animal Hospital - VA
#188

2005 Flowchart L
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Stock Acquisition 4/9/97
Northside Animal Hospital, P.C. - CT
06-0923110
VCA Northside Animal Hospital - CT
#348
Stock Acquisition 7/1/97
Animal Clinic of Santa Cruz, Inc. - CA
94-2445683
VCA Animal Hospital of Santa Cruz - CA
#349
Stock Acquisition 11/4/97
Freehold Inc. - NJ
22-2025012
VCA Freehold Animal Hospital - NJ
#356
Management Agreement
Barnet DVM
Pet Services of New Jersey, PC - NJ
22-3416182
Stock Acquisition 7/23/98
Spanish River Animal Hospital, Inc. - FL
59-2107258
VCA Spanish River Animal Hospital - FL
#365 *
Stock Acquisition 11/16/98
Highlands Animal Hospital, Inc. - VA
54-1745541
VCA Highlands Animal Hospital - VA
#367

* The Partnership terminated on September 30, 2001.

2005 Flowchart M
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Animal Healthcare of North Carolina, PC - NC
56-2049034
Zobler DVM
Stock Acquisition 1/26/99
VCA Closter, Inc. - NJ
22-1976113
VCA Closter Animal Hospital - NJ
#371
Stock Acquisition 9/1/99
W.E.Zuschlag, D.V.M., Worth Animal Hospital, Corp (IL Corp)
36-2683862
VCA Worth Animal Hospital - IL
#394
Management Agreement
Pet Services of New Jersey, PC - NJ
22-3416182
Barnet, DVM
80% G.P.
VCA MacArthur Animal Hospital, L.P. - CA
94-3344752
Effective 11/5/99
VCA MacArthur Animal Hospital - DC
#398
20% LP
Edward Morris, D.V.M.
90% G.P.
VCA Triangle Tower Animal Hospital, L.P. - CA
95-4764674
Effective 9/23/99 *
VCA Triangle Tower Animal Hospital - NC
#396
10% L.P.
Daniel Allen D.V.M.
80% G.P.
VCA New London Vet Hospital, L.P. - CA
95-4782223
Effective 4/18/00
VCA New London Animal Hospital - CT
#410
20% LP
Thomasson D.V.M.

2005 Flowchart M(a)

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Aucoin, DVM
Manhattan Veterinary Group, P.C. -NY
13-3963705
Management Agreement
Charles Becker, DVM
Companion Pet Services of Alabama, P.C. - AL
94-3351866
Management Agreement
VCA Alabama,Inc - AL
63-0903758
80% G.P.
VCA BeckerAnimal Hospital, L.P. - CA
20-0715726
Effective 02/11/04
20% L.P.
Riley, DVM
Becker Animal Hospital AL- #406
VCA Dover Animal Hospital, Inc. - DE
#51-0121538
80% G.P.
Bernard Brown, DVM
20% L.P.
VCA DoverAnimal Hospital, L.P. - CA
Effective 4/1/05
VCA Dover Animal Hospital - DE
#414
85.714% G.P.
Abel 14.286%, DVM
20% L.P.
VCA Onieda Animal Hospital, L.P. - CA
95-4770313
Effective 4/4/00
VCA Onieda Animal Hospital - NY
#411
80% G.P.
Rome Veterinary Associates, LLC
20% L.P.
VCA Rome Animal Hospital, L.P. - CA
95-4807940
Effective 9/12/00
#418 Rome Animal Hospital - NY
#419 Queens Village Animal Hospital -NY
#420 All Creatures Animal Hospital - NY
Main Street Small Animal Hospital, Inc. - CA
95-2498138
10/17/00
VCA Main Street Animal Hospital - CA
#423
VCA Angel Animal Hospital - CA
#425
Animal Center Inc. - CA **
33-0212330
10/17/00
VCA Hillcrest Animal Center - CA
#422 & #424 & 496

** #424 Merged into #422, VCA Animal Center of San Diego on 11/16/2000. The name of Hospital changed to VCA Hillcrest Animal Center

2005 Flowchart
M(b)

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Pet Services of New Jersey, PC - NJ
22-3416182
Michael Barnet, DVM
KirkwoodAnimal Hospital, Inc.-DE
51-0250918
10/30/00 ***
VCA Kirkwood Animal Hospital - DE
#426
Kirkwood Animal Hospital Boarding & Grooming, Inc.- DE
51-0347300
10/30/00 ***
VCA Kirkwood Animal Hospital Boarding and Grooming DE
51-0347300
10/30/00 ***
#436
Southeast Area Veterinary Medical Center, Inc.- CO
84-0699576
11/29/00
VCA Southeast Area Animal Hospital - CO
#427
Associates in Pet Care, Inc. - WI
39-1385408
03/01/01
James Johnson, DVM
75% G.P.
25% L.P.
VCA Associates Animal Hospital, L.P. - CA **
95-4830913
Effective 03/01/01
VCA Associates in Pet Care Animal Hospital - WI
#433 & #447
VCA Best Care Motel - WI*
#435
80% G.P.
Duane Dust, DVM
20% L.P.
VCA Heritage Animal Hospital, L.P. - CA
95-4858444
Effective 4/24/01
VCA Hertiage Animal Hospital - IL
#437
Toms River Veterinary Hosptial, P.A.- NJ
22-1916622
7/27/01
80% G.P.
VCA Toms River Animal Hospital, L.P. - CA
95-4876799
Effective 8/7/01
20% L.P.
Richard Levine, DVM
VCA Toms River Animal Hospital - NJ
#439

* #435 has a Boarding & Grooming facility.

*** Stock of two corporations were acquired in this transaction

** The partnership terminated as of June 2003.

2005 Flowchart M(c)
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Pet Services of Washington, PS - WA
94-3384759
DaleLake, DVM
75% G.P.
VCA El Mirage Animal Hospital, LP - CA
01-650901
Effective 04/10/02
25% L.P.
El Mirage Animal Clinic, Inc.
VCA El Mirage Animal Hospital - AZ
#452
Tempe Vets, Inc. - AZ
86-0977728
07/16/02
VCA Elliot Park Animal Hospital -AZ
#458
CVT, Inc. - CA
94-2941092
09/18//02
VCA Mission San Jose Veterinary Hospital-CA
#460
VCA Emergency Pet Clinic, Inc. - CA*
33-0326035
12/02/02
VCA Emergency Pet Clinic-CA
#467 (Merged into #430)
University Pet Clinic Inc. - HI
99-0154671
12/03/02
VCA Universtiy Pet Clinic-HI
#468
West Shore Veterinary Hospital, Inc. - PA
23-2324939
12/03/02
VCA West Shore Veterinary Hospital - PA
#469
Ocean Beach Veterinary Clinic,Inc.- WA
91-1313168
12/03/02
Ocean Beach Veterinary Clinic-WA
#470
Brown Animal Hospital, Inc.-VT
03-0316375
12/17/02
VCA Brown Animal Hospital - VT
#472
* The old name was Marlijo, Inc.

2005 Flowchart M(d)
VCA Antech, Inc. - DE #9001 95-4097995
Vicar Operating Inc. - DE 95-4817565
VCA Animal Hospitals, Inc. - CA #9100 95-4574532
Management Agreement
Animal Healthcare of North Carolina, PC-NC 56-2049034
Susan Zobler, DVM
80% G.P.
VCA Mountain View Animal Hospital, LP - CA 05-0548964 Effective 01/08/03 *
20% L.P.
Dr. Michael Kiedrowsk
VCA Mountain View Animal Hospital - AZ #475
Lafayette Veterinary Hospital Inc- IN 35-1756598 03/11/03
VCA Lafayette Animal Hospital -IN #477
North Coast Veterinary Medical Group, Inc. - CA 33-0915859 07/01/03
GP 80%
VCA North Coast Veterinary Medical Group, LP - CA 42-1602993 Effective 07/01/03 **
20% L.P.
Dr. Elliot
VCA North Coast Animal Hospital-CA #484
Apex Veterinary Hospital, Inc.- NC 56-1223716 05/05/03
APex Animal Hospital-NC #485
Broad Street Animal Hospital- NC #486
Cornerstone Veterinary Hospital,Inc. - NC 56-2259690 05/05/03
Cornerstone Animal Hospital #487
GP 80%
VCA Durant Road Animal Hospital, L.P. - CA 86-1064532 Effective 05/12/03
VCA Durant Road Animal Hospital - NC #489
20% L.P.
Dr. Dana Jones
VCA Missouri, Inc.- MO 90-0111245 Formed 09/26/03
VCA Bal-Coeur Animal Hospital- MO #491& #372

** The p'ship was terminated 01/31/05.

* The p'ship terminated on

2005 Flowchart
M(e)
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
VCA Animal Hospitals, Inc. - CA
#9100
95-4574532
Management Agreement
Manhattan Veterinary Group, PC-NY
13-3963705
Aucoin, DVM
GP 55%
Sundown Animal Clinic Ltd.- AZ
86-0490789
01/07/04
VCA Sundown Animal Hospital -AZ
#498
VCA All Care Animal Hospital, LP - CA
20-0917612
Effective 04/05/04
45% L.P.
Dr. Robert Rocks, DVM
VCA All Care Animal Referral Center-CA
#506
Old RiverVeterinary hospital, Inc..- CA
68-0055680
02/01/05
VCA old River Animal Hospital -CA
#565

2005 Flowchart
M(f)

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Barnet, DVM
Pet Services of New Jersey, PC - NJ
22-3416182
Management Agreement
AAH Merger Corporation - DE
Incorporated 01/15/1999
95-4729072
Management Agreement
Aucoin, D.V.M.
Manhattan Veterinary Group, P.C. - NY
13-3963705
Management Agreement
#373 Aldrich Animal Hospital - NY
#374 Allenwood Animal Hospital - NJ
#375 Bayview Animal Hospital - NJ
#376 Cranbury Animal Hospital - NJ (Merged to Edgebrook#316 on 12/8/00)
#377 East Islip Animal Hospital - NY
#378 Gateway Animal Hospital - NY
#379 Hylan Animal Hospital - NY (Closed on 9/15/00)
#380 Oakdale Animal Hospital - NY
#381 Rosebank Animal Hospital - NY
#382 South Shore (Staten Island) Veterinary Group - NY
#383 Southgate Animal Hospital - NY
#384 Staten Island Animal Hospital - NY
#385 Sunrise Veterinary Group - NY
#386 Tottenville Animal Hospital - NY(Merged into Gateway #378 on 6/12/01)
#387 Village Animal Hospital - NY (#457 merged into this entity)
#481 South Richmond Animal Hospital - NY(Purchased by VCAAH on 04/07/03& merged into #378)
Management Agreement

2005 Flowchart N
VCA Antech, Inc. - DE #9001 95-4097995
Vicar Operating Inc. - DE 95-4817565
Pets' Rx, Inc. - DE #9201 77-0283937
Winn, DVM
LP 25%
75% GP
VCA Black Mountain Animal Hospital, L.P. - CA 95-4807941 Effective 7/1/2000
VCA Black Mountain Animal Hospital-NV #213
Pets' RX Nevada, Inc. - NV #9202 88-0305120
Holds the real property of Nellis (#214) and Decatur (#215) - NV
William C. Fouts, DVM, Ltd. - NV #9203 88-0173257
VCA Decatur Animal Hospital - NV #215
H.B. Animal Clinics, Inc. - CA #9204 97-1750114
VCA Blossom Hill Animal Hospital - CA #204
Princeton Animal Hospital, Inc. - CA #9205 94-1752939
VCA Almaden Valley Animal Hospital - CA #207
80%
Wallace, DVM
20%
Spring Mountain Animal Hospital LLC - NV #8212 88-0333426
VCA Spring Mountain Animal Hospital - NV #212
#201 VCA Orchard Plaza Animal Hospital - CA
#202 VCA Johnson Animal Hospital - CA
#203 VCA Vets & Pets Animal Hospital - CA
#205 VCA Winchester Animal Hospital - CA
#206 VCA Hemingway Animal Hospital - CA
#208 VCA Crossroads Animal Hospital - CA SOLD 2/15/97
#209 VCA Sunrise-Cirby Animal Hospital - CA SOLD 2/15/97
#210 VCA Total Care - CA SOLD 2/15/97
#211 VCA Folsom Boulevard Animal Hospital - CA SOLD 2/15/97
#214 VCA Nellis Animal Hospital - NV
#216 VCA Painted Desert Animal Hospital - NV

2005 Flowchart O
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Hadley, DVM
Marietta Animal Hospital, P.A. - OH
31-1425110
Management Agreement
Golden Merger Corporation - DE
#9250
95-4574528
Management Agreement
Stephen Hadley, DVM
Pet Practice (West Virginia), Inc., PC - WV
55-0737423
#251 VCA Joliet Animal Hospital - IL
#252 VCA Bolingbrook Animal Hospital - IL
#253 VCA Burbank Animal Hospital - IL
#255 VCA Naper Ridge Animal Hospital - IL
#256 VCA Willowgrove Animal Hospital - IL SOLD 1/1/97
#258 VCA Chicago South Animal Hospital - IL SOLD 3/25/97
#260 VCA Naperville - IL (CLOSED 7/19/96)
#262 VCA Franklin Park Animal Hospital - IL
#263 VCA Glendale Animal Hospital - IL (SOLD 2/26/97)
#270 VCA Dunes Animal Hospital - IN (CLOSED 12/12/97)
#271 VCA Midpark Animal Hospital - OH
#272 VCA Warren Village Animal Hospital - OH
#273 VCA Madison Ave. AH - OH (MERGED #272 7/31/96)
#274 VCA Elyria Animal Hospital - OH (SOLD 1/1/97)
#275 VCA Memphis Animal Hospital - OH (CLOSED 10/4/97)
#276 VCA Slavic Village Animal Hospital - OH
#306 VCA Westerville Animal Hospital - OH
#310 VCA Dudley Avenue Animal Hospital - WV
#311 VCA Marietta Animal Hospital - OH (MERGED #310 6/2/97)
#313 VCA Hockessin Animal Hospital - DE (Merged into Kirkwood #426 on 5/7/01)
#314 VCA Delmarva Animal Hospital - MD
#317 VCA Bowie Animal Hospital - MD
#326 VCA By the Lake Animal Hospital - FL (Sold 12/29/99)
Professional Veterinary Services, Inc. - IN
#9251
35-1694269
#296 VCA Village Park Animal Hospital - IN
#297 VCA West 86th St. Animal Hospital - IN
#298 VCA Southeastern Animal Hospital - IN(merged into VCA Beech Grove in 2/8/2001 see VCAAH)
#299 VCA Cross Pointe Animal Hospital - IN
#300 VCA Wellington Animal Hospital - IN
#301 VCA Churchman AH - IN (SOLD 10/31/96)
#302 VCA Valle Vista Animal Hospital - IN
#304 VCA Zionsville AH - IN (CLOSED 7/19/96)
#305 VCA 46th Street AH - IN (SOLD 7/8/97)
The Pet Practice (Florida), Inc. - DE
#9252
23-2779827
#319 VCA Clearwater AH - FL (MERGED #321 1/1/97)
#320 VCA Oldsmar Animal Hospital - FL
#321 VCA Dunedin Animal Hospital - FL (MERGED #320 on 1/12/00)
#322 VCA Juno Beach AH - FL (SOLD 8/1/96)
#323 VCA Palm Beach Cnty Animal Hosp - FL
#324 VCA Hillsboro Animal Hospital - FL
#325 VCA Stirling Square Animal Hospital - FL
#327 VCA Boca Grove Animal Hospital - FL (Merged into Boca Del Mar #330 on 2/5/01)
#328 VCA Golfview Animal Hospital - FL
#330 VCA Boca Del Mar Animal Hospital - FL
#331 VCA Academy Animal Hospital - FL
#332 VCA N. Miami Beach Animal Hosp - FL (Closed 1/31/98)
#333 VCA Miami Shores - FL (MERGED #332 7/19/96)
#334 VCA South Pompano Animal Hosp - FL
#335 VCA Wellington Animal Hospital - FL
#483 VCA Military Trail Animal Clinic - FL (Purchased & merged into #323 on 05/01/03)

2005 Flowchart P
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Golden Merger Corporation - DE
#9250
95-4574528
Barnet, DVM
Pet Services of New Jersey, P.C. - NJ
22-3416182
Mgmt Agmt
The Pet Practice (Illinois), Inc. - DE
#9253
23-2784807
The Pet Practice of Michigan, Inc. - DE
#9254
38-2423124
Eagle Park Animal Clinic, Inc. - IN
#9255
35-1812934
Newark Animal Hospital, Inc. - DE
#9256
51-0116214
Edgebrook, Inc. - NJ
#9258
22-1895839
Slade, DVM
80% GP
20% LP
Edgebrook Animal Hospital, L.P. - CA
20-1406675
Effective 8/6/04
VCA Edgebrook Animal Hospital - NJ
#316
#250 VCA Wilmington Animal Hospital - IL (Merged into Channahon on 10/15/01See VCAAH)
#254 VCA Chicago Heights Animal Hosp - IL
#257 VCA LaGrange Park Animal Hospital - IL
#259 VCA Chicago North Animal Hospital - IL
#266 VCA Oakton AH - IL (SOLD 9/10/96)
#267 VCA Bourbonnais Animal Hospital - IL (Merged #269 10/28/99)
#268 VCA Bourbonnais W. - IL (CLOSED 7/19/96)
#269 VCA Aroma Park Animal Hospital - IL
#277 VCA AH of Center Line - MI (CLOSED 8/18/97)
#278 VCA St. Clair Shores Animal Hosp - MI
#279 VCA Animal Hospital of Southfield - MI(Merged into#283 on 06/30/03)
#280 VCA Fraser AH - MI (CLOSED 7/19/96)
#281 VCA Animal Hospital of Warren - MI
#282 VCA Clinton Township Animal Hosp - MI
#283 VCA Animal Hospital of Royal Oak - MI
#284 VCA Allen Park Animal Hospital - MI
#285 VCA Canton Animal Hospital - MI (SOLD 2/3/97)
#286 VCA Farmington Hills Animal Hosp - MI
#287 VCA Waterford AH - MI (MERGED #279 7/31/96)
#288 VCA Woodhaven AH - MI (MERGED #293 7/31/96)
#289 VCA Mack Ave. AH - MI (MERGED #278 7/31/96)
#290 VCA Animal Hospital of Garden City - MI
#291 VCA Woodland Animal Hospital - MI
#292 VCA Animal Hospital of Okemos - MI (Sold 11/02)
#293 VCA Southland Animal Hospital - MI
#294 VCA Taylor AH - MI (MERGED #293 3/31/98)
#295 VCA Animal Hospital of Livonia - MI(Sold 03/02/05)
VCA Eagle Park Animal Hospital - IN
#303
VCA Newark Animal Hospital - DE
#312
** VCA Academy Animal Hospital was sold on 12/01/01.

2005 Flowchart Q

VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Golden Merger Corporation - DE
#9250
95-4574528
Riviera Animal Hospital, Inc. - FL
#9259
59-2110512
PPI of Pennsylvania, Inc. - DE
#9260
23-2820448
Noyes Animal Hospital, Inc. - IL
#9261
36-2654605
The Pet Practice (Massachusetts), Inc. - MA
#9262
23-2828167
VCA Riviera Bay Animal Hospital - FL
#318 & 510
VCA Neshaminy Animal Hospital - PA
#336
VCA Cary Animal Hospital - IL
#261
Merged #264
7/27/96
VCA Noyes Animal Hospital - IL
#264
VCA South Barrington Animal Hospital - IL
#265
SOLD 1/1/97
VCA Westboro Animal Hospital - MA
#307
VCA Grafton Animal Hospital - MA
#308
Closed11/30/99
VCA Wakefield Animal Hospital - MA
#309 & 479*

* Purchased and merged into #309 on 04/01/03.

2004 Flowchart R
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
National PetCare Centers, Inc. - DE
84-1350176
NPC Operations, Inc. - DE
84-1481558
Arroyo PetCare Center, Inc. - CA
91-1929994
Management Agreement
Oregon IVA, Inc
OR
93-1208630
Gary Burge, DVM
#513 VCA Folsom Boulevard Animal Hospital- CA (closed 10/1/04)
#515 VCA Greenhaven Animal Hospital - CA
#516 VCA All Our Pets Animal Hospital -CA
#517 VCA Westside Animal Hospital - CA
#518 VCA Highlands Animal Hospital - CA
#519 VCA Greenback Pet Resort - CA
#520 VCA Greenback Animal Hospital - CA
#521 VCA Elk Grove Animal Hospital - CA
#522 VCA Sacramento Animal Hospital - CA
#523 VCA Cottage Animal Hospital - CA
#524 VCA Monte Vista Animal Hospital - CA
#525 VCA Benecia Animal Hospital - CA
#526 VCA Crestwood Animal Hospital - CA
#527 VCA Wilshire Animal Hospital - CA
#528 VCA Petville Animal Hospital - CA
#529 VCA Arroyo Animal Hospital - CA
#530 VCA Trabucco Animal Hospital - CA
#531 VCA Desert View Animal Hospital - CA
#532 VCA Broadway Animal Hospital - CA
#533 VCA Imperial Beach Animal Hospital -CA (Sold 8/7/04)
#534 VCA College park Animal Hospital - CA
#535 VCA Cascade Animal Hospital - OR

2005 Flowchart R.1
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
National PetCare Centers, Inc. - DE
84-1350176
NPC Operations, Inc. - DE
84-1481558
Arroyo PetCare Center, Inc. - CA
91-1929994
#536 VCA Rogue Animal Hospital - OR
#537 VCA Southeast Portland Animal Hospital - OR
#538 VCA South Hills Animal Hospital - OR (Merged #539 on 10/31/04)
#539 VCA Westmoreland Animal Hospital - OR
#540 VCA Woodstock Animal Hospital - OR
#541 VCA All Critters Animal Hospital - WA
#542 VCA Lynnwood Animal Hospital - WA
#543 VCA Halecrest Animal Hospital - WA (Merged as of 01/31/05)
#544 VCA Pacific Avenue South Animal Hospital - WA
#545 VCA Pacific Avenue Animal Hospital - WA
#547 VCA Peone Pines Animal Hospital - WA
#548 VCA North Division Animal Medical Center - WA
#549 VCA Vineyard Animal Hospital - WA
#550 VCA Animal Medical Center - WA
#551 VCA Aspenwood Animal Hospital - CO
#552 VCA Elmfield Animal Hospital and Pet Lodge - CO
#553 VCA Fort Collins Animal Hospital - CO (#582 merged in 11/1/04)
#554 VCA Fairgrounds Animal Hospital - NV
#555 VCA Rancho Animal Hospital - NV
#556 VCA Adobe Animal Hospital - NM
#557 VCA Buckingham Animal Hospital - TX
#558 VCA Metroplex Animal Hospital & Pet Lodge - TX
#560 VCA Animal Care Hospital -TX
Management Agreement
Oregon IVA, Inc
OR
93-1208630
Management Agreement
Pet Services of Washington, PS -WA
94-3384759
Gary Burge, DVM
DaleLake, DVM
Management Agreement
Animal Healthcare of Texas, PC-TX
75-2675622
McKelvey, DVM

2005 Flowchart R.2
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
National PetCare Centers, Inc. - DE
84-1350176
NPC Operations, Inc. - DE
84-1481558
Arroyo PetCare Center, Inc. - CA
91-1929994
Management Agreement
Animal Healthcare of Texas, PC - TX
75-2675622
McKelvey, DVM
#561 VCA De Soto Animal Hospital - TX
#562 VCA Lindley Animal Hospital - TX
#563 VCA Fort Worth Animal Hospital - TX
#564 VCA Shenandoah Animal Hospital - TX
#565 VCA Vet Care Animal Hospital - TX
#566 VCA Kelliwood Animal Hospital - TX
#567 VCA Mission Animal Hospital - TX (Merged in 01/28/05)
#568 VCA Oak Hills Animal Hospital - TX
#569 VCA Woodland Trail Animal Hospital - OK (Holding Co.)
#570 VCA Woodland Broken Arrow Animal Hospital - OK
#571 VCA Alta View Animal Hospital - OK
#572 VCA Woodland West Animal Hospital, Inc. - OK (Holding Co.)
#573 VCA Woodland East Animal Hospital - OK
#574 VCA Woodland South Animal Hospital - OK
#577 VCA Columbia Animal Hospital - GA
#578 VCA Gulf Breeze Animal Hospital - FL (sold on 11/15/04)
#579 VCA Village Animal Hospital - FL
#580 VCA University Animal Hospital - VA

NOTE> Red Rock Animal Clinic, Inc. holding company merged into Arroyo on 6/1/04.

2005 Flowchart R.3
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
National PetCare Centers, Inc. - DE
84-1350176
NPC Operations, Inc. - DE
84-1481558
Dale Lake, DVM
Pet Services of Washington, PS -WA
94-3384759
Management Agreement
McKelvey, DVM
Animal Healthcare of Texas, PC - TX
75-2675622
Oregon IVA, Inc OR
93-1208630
Gary Burge, DVM
Management Agreement
Total Care Animal Hospital, Inc. -CA
68-0424494
East Mill Plain Animal Hospital, Inc. -WA
84-1504903
Pet Care Hospital, Inc. -TX
91-1931980
Cat Clinic of Tulsa, Inc. -OK
91-1927481
Woodland Animal Medical Center, Inc. -OK
91-1927485
Raleigh Hills Vererinary Clinic, Inc. -OR
93-0578846
02/01/2005
VCA Total Care Animal Hospital-CA
#514
VCA East Mill Plain Animal Hospital-WA
#546
VCA Pet Care Animal Hospital-TX
#559
VCA Cat Clinic of Tulsa-OK
#575
VCA Woodland Central Animal Hospital -OK
#576
VCA Raleigh Hills Animal Hospital -OR
#587

2005 Flowchart T
VCA Antech, Inc. - DE
#9001
95-4097995
Vicar Operating Inc. - DE
95-4817565
Labs in AZ, CA, CO, HI, MS, TX
Utah Veterinary Laboratory
Universal Standard Healthcare
Roadrunner Laboratory
Laboratory Corporation
IMVET - Customer List
Quest Diagnostic - Customer List
United Veterinary Laboratories
Wasatch Veterinary Diagnostics -UT
Veterinary Stat Services (VetStat) - CA
VCA Professional Animal Laboratory, Inc. - CA #3-8100
95-4484971
VCA Northwest Veterinary Diagnostics, Inc. - CA
#3-9110
95-4538868
Diagnostic Veterinary Services, Inc. - CA
#3-920
77-0023324
VCA Clinipath Labs, Inc. - CA
#3-9300
35-1956708
VCA Clinical Veterinary Labs, Inc. - CA
#3-92A2
95-4149272
Indiana Veterinary Diagnostic Lab, Inc - IN
35-1862656
06/03/03
Florida Veterinary Labs, Inc. - FL
#3-8201
59-1897710
VCA Cenvet, Inc. - CA
#392A0
11-3238115
Northwest Lab - OR
#3-110
Northwest Lab - Seattle
Diagnostic Veterinary Services - CA
#3-120
VCA Clinical Laboratory - CA
#3-9202
Clinipath - IL
#3-300
Clinipath - MI
#3-
Indiana Veterinary Diagnostic Lab, Inc
IN - KS - KY- FL*
#30312-30412-30512
Florida Veterinary Lab - FL
#3-9201
Locations in - CT, FL, GA, MA, MD, MS, NC, NJ, NY,
Animal Diagnostic Laboratory -MD
10/17/02
Vet Research Laboratories was a single member LLC and was wholly owned by VCA Cenvet, Inc This entity has been withdrawn from states where it was qualified..
* FL activity is reported under VCA Cenvet, Inc.
Remington Labs in GA was purchased by PAL and the assets were transferred to VCA Cenvet Inc. on 07/06/03

ATTACHMENT 2
SCHEDULE A.1
EQUITY INTERESTS

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
1. Vicar Operating, Inc.		AAH Merger Corporation	100	100	100% Common Stock	2	$0.001
2. VCA Albany Animal Hospital, Inc.		Albany Veterinary Clinic	100	100	100% Common Stock	2	$10.00
3. VCA of New York, Inc.		AHC of Southern Saratoga County, Inc.	100	100	100% Common Stock	3	None
4. VCA All Pets Animal Complex, Inc.		All Pet Complex	N/A	N/A	75% interest in partnership	N/A	N/A
5. VCA Animal Hospitals, Inc.		Animal Center, Inc.	1,000	1,000	100% Common Stock	2	None
6. VCA Animal Hospitals, Inc.		Animal Clinic of Santa Cruz, Inc.	118	118	100% Common Stock	2	None
7. VCA Animal Hospitals, Inc.		Apex Veterinary Hospital, Inc.	1044	1044	100% Common Stock	1	$1.00
8. NPC Operations, Inc.		Arroyo PetCare Center, Inc.	1,000	1,000	100% Common Stock	2	$0.01
9. VCA Asher, Inc.		VCA Asher Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
10. VCA Animal Hospitals, Inc.		Associates in Pet Care, Inc.	100	100	100% Common Stock	3	None
11. VCA Animal Hospitals, Inc.		Berwyn Veterinarian Hospital, Inc.	1,000 1	,000	100% Common Stock		$5.00
			500	500	100% Class A Common Stock		$10.00
12. VCA Animal Hospitals, Inc.		Brown Animal Hospital, Inc.	1,000	1,000	100% Common Stock	1	$1.00
13. VCA Cacoosing Animal Hospital, Inc.		Cacoosing Animal Hospital, Ltd.	100	100	100% Common Stock	2	$10.00

1

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
14. NPC Operations, Inc.		Cat Clinic of Tulsa, Inc.	1,000	1,000	100% Common Stock	001	$0.01
15. VCA Clarmar Animal Hospital, Inc.		Clarmar Animal Hospital, Inc.	1,000	1,000	100% Common Stock	5	$1.00
16. VCA Animal Hospitals, Inc.		Cornerstone Veterinary Hospital, Inc.	300	300	100% Common Stock	1	$1.00
17. VCA Animal Hospitals, Inc.		C.V.T., Inc.	10,000	10,000	100% Common Stock	4	$1.00
18. VCA Detwiler Animal Hospital, Inc.		Detwiler Veterinary Clinic, Inc.	150	150	100% Common Stock	2	$1.00
19. Vicar Operating, Inc.		Diagnostic Veterinary Service, Inc.	528	528	100% Common Stock	5	None
20. Golden Merger Corporation		Eagle Park Animal Clinic, Inc.	100	100	100% Common Stock	103	None
21. VCA Eagle River Animal Hospital, Inc.		Eagle River Veterinary Hospital, Inc.	1,000	1,000	100% Common Stock	2	$1.00
22. NPC Operations, Inc.		East Mill Plain Animal Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01
23. Golden Merger Corporation		Edgebrook, Inc.	100	100	100% Common Stock	7	None
24. VCA Professional Animal Laboratory, Inc.		Florida Veterinary Laboratories, Inc.	100	100	100% Common Stock	2	$5.00
25. VCA Animal Hospitals, Inc.		Fox Chapel Animal Hospital, Inc.	100	100	100% Common Stock	2	$10.00
26. VCA Animal Hospitals, Inc.		Freehold, Inc.	1,000	1,000	100% Common Stock	7	None
27. VCA of New York, Inc.		Glen Animal Hospital Inc.	128	128	100% Common Stock	11	None

2

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
28. Vicar Operating, Inc.		Golden Merger Corporation	100	100	100% Common Stock	2	$0.001
29. Pets’ Rx, Inc.		H. B. Animal Clinics, Inc.	4,465	4,468	100% Common Stock	2	$1.00
30. VCA Animal Hospitals, Inc.		Highlands Animal Hospital, Inc.	30	30	100% Common Stock	4	None
31. VCA Professional Laboratory, Inc.		Indiana Veterinary Diagnostic Lab, Inc.	200	200	100% Common Stock	4	None
32. VCA Animal Hospitals, Inc.		Kirkwood Animal Hospital, Inc.	100	100	100% Common Stock	3	None
33. VCA Animal Hospitals, Inc.		Kirkwood Animal Hospital Boarding & Grooming, Inc.	100	100	100% Common Stock	3	$1.00
34. VCA Animal Hospitals, Inc.		Lafayette Veterinary Hospital, Inc.	99	99	100% Common Stock	5	None
35. Veterinary Centers of America-Texas, L.P.		Lake Jackson Veterinary Clinic, Inc.	217.75	217.75	100% Common Stock	013	$100.00
36. VCA Animal Hospitals, Inc.		Lakewood Animal Hospital, Inc.	100	100	100% Common Stock	2	None
37. VCA Lammers Animal Hospital Inc.		Lammers Veterinary Hospital, Inc.	1,750	1,750	100% Common Stock	15	$10.00
38. VCA Animal Hospitals, Inc.		Lewelling Veterinary Clinic, Inc.	100	100	100% Common Stock	2	$10.00
39. VCA Animal Hospitals, Inc.		M.S. Animal Hospitals, Inc.	50	50	100% Common Stock	2	None
40. VCA Animal Hospitals, Inc.		Main Street Small Animal Hospital	34	34	100% Common Stock	9	$100.00

3

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
41. VCA Miller Animal Hospital, Inc.		Miller Animal Hospital	700	700	100% Common Stock	5	None
42. Vicar Operating, Inc.		National PetCare Centers, Inc.	1,000	1,000	100% Common Stock	C-143	$0.001
43. Golden Merger Corporation		Newark Animal Hospital, Inc.	100	100	100% Common Stock	4	$1.00
44. VCA Animal Hospitals, Inc.		North Coast Veterinary Medical Group	100,000	100,000	100% Common Stock	3	$0.01
45. Vicar Operating, Inc.		North Rockville Veterinary Hospital, Inc.	10,000	10,000	100% Common Stock	7	None
46. VCA Animal Hospitals, Inc.		Northern Animal Hospital, Inc.	100	100	100% Common Stock	2	None
47. Vicar Operating, Inc.		Northside Animal Hospital, Inc.	500	500	100% Common Stock	3	None
48. Golden Merger Corporation		Noyes Animal Hospital, Inc.	380	380	100% Common Stock	4	$10.00
49. National PetCare Centers, Inc.		NPC Operations, Inc.	1,000	1,000	100% Common Stock	002	$0.01
50. VCA Animal Hospitals, Inc.		Ocean Beach Veterinary Hospital, Inc.	50	50	100% Common Stock	3	$100.00
51. VCA Animal Hospitals, Inc.		Old River Veterinary Hospital, Inc.	100	100	10% Common Stock	2	None
52. VCA Animal Hospitals, Inc.		Old Town Veterinary Hospital, Inc.	100	100	100% Common Stock	2	$1.00
53. NPC Operations, Inc.		Pet Care Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01
54. Pets’ Rx, Inc.		Pets’ RX Nevada, Inc.	1,000	1,000	100% Common Stock	3	None
55. Vicar Operating, Inc.		Pets’ Rx, Inc.	6,323,294	6,323,294	100% Common Stock	C80	$0.01

4

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.		Par Value
56. Vicar Operating, Inc.		Pets’ Rx, Inc.	915,464	915,464	100% Preferred Stock	P	26	$0.01
57. Golden Merger Corporation		PPI of Pennsylvania, Inc.	1,000	1,000	100% Common Stock		2	$0.01
58. VCA Centers-Texas, Inc.		Preston Park Animal Hospital, Inc.	100	100	100% Common Stock		2	$0.001
59. Pets’ Rx, Inc.	Rene Accornero[1]	Princeton Animal Hospital, Inc.	4,615 *	4,615	100% Common Stock		2	$1.00
60. Golden Merger Corporation		Professional Veterinary Services, Inc.	100	100	100% Common Stock		3	$1.00
61. Arroyo PetCare Center, Inc.		Raleigh Hills Veterinary Clinic, Inc.	52	52	100% Common Stock		14	None
62. Golden Merger Corporation		Riviera Animal Hospital, Inc.	500	500	100% Common Stock		3	$1.00
63. VCA Rossmoor, Inc.		Rossmoor — El Dorado Animal Hospital, Inc.	100	100	100% Common Stock		2	$10.00
64. VCA Silver Spur Animal Hospital, Inc.		Silver Spur Animal Hospital, Inc.	30,000	30,000	100% Common Stock		4	$1.20
65. Vicar Operating, Inc.		Sound Technologies, Inc.	1,000	1,000	100% Common Stock		133	$0.001
66. VCA Animal Hospitals, Inc.	Kenneth and Gab Levine[2]	South County Veterinary Clinic, Inc.	800 *	800	100% Common Stock		3	$10.00
67. VCA Animal Hospitals, Inc.		Southeast Area Veterinary Medical Center, Inc.	100	100	100% Common Stock		3	None

[1]	These shares are pledged pursuant to a note which contains early prepayment restrictions. Therefore the balance of the note will not be paid.

[2]	These shares are pledged pursuant to a note which contains early prepayment restrictions. Therefore the balance of the note will not be paid.

5

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
68. VCA Animal Hospitals, Inc.		Spanish River Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
69. Pets’ Rx, Inc.		Spring Mountain Animal Hospital, LLC	N/A	N/A	80% interest in partnership	N/A	N/A
70. VCA Animal Hospitals, Inc.		Sundown Animal Clinic Ltd.	2,500	2,500	100% Common Stock	2	None
71. VCA Animal Hospitals, Inc.		Tampa Animal Medical Center, Inc.	100	100	100% Common Stock	5	$1.00
72. VCA Texas Management, Inc.		Tanglewood Pet Hospital, Inc.	1,000	1,000	100% Common Stock	4	None
73. VCA Animal Hospitals, Inc.		Tempe Vets, Inc.	1,000	1,000	100% Common Stock	4	None
74. Golden Merger Corporation		The Pet Practice (Florida), Inc.	1,000	1,000	100% Common Stock	2	$0.01
75. Golden Merger Corporation		The Pet Practice (Illinois), Inc.	1,000	1,000	100% Common Stock	2	$0.01
76. Golden Merger Corporation		The Pet Practice (Massachusetts), Inc.	1,000	1,000	100% Common Stock	2	$0.01
77. Golden Merger Corporation		The Pet Practice of Michigan, Inc.	2,850,000 25,000	2,850,000 25,000	100% 2,850,000 Class A Common Stock 25,000 Class B Common Stock	12 4	$0.01 $1.00
78. VCA Animal Hospitals, Inc.		Toms River Veterinary Hospital, P.A.	100	100	100% Common Stock	36	None
79. NPC Operations, Inc.		Total Care Animal Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01

6

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
80. VCA Animal Hospitals, Inc.		University Pet Clinic, Inc.	100	100	100% Common Stock	2	$10.00
81. Vicar Operating, Inc.		VCA — Asher, Inc.	100	100	100% Common Stock	2	$0.001
82. VCA Animal Hospitals, Inc.		VCA Alabama, Inc.	100	100	100% Common Stock	2	$10.00
83. Albany Veterinary Clinic, Inc.		VCA Albany Animal Hospital, LP	N/A	N/A	70% interest in partnership	N/A	N/A
84. Vicar Operating, Inc.		VCA Albany Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
85. Vicar Operating, Inc.		VCA Albuquerque, Inc.	100	100	100% Common Stock	2	$0.001
86. VCA Animal Hospitals, Inc.		VCA All Care Animal Hospital, L.P.	N/A	N/A	55% interest in partnership	N/A	N/A
87. Vicar Operating, Inc.		VCA All Pets Animal Complex, Inc.	100	100	100% Common Stock	2	$0.001
88. Vicar Operating, Inc.		VCA Alpine Animal Hospital, Inc.	100	100	100% Common Stock	3	$0.001
89. VCA Animal Hospitals, Inc.		VCA Anderson Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
90. Vicar Operating, Inc.		VCA Anderson of California Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
91. Vicar Operating, Inc.		VCA Animal Hospitals, Inc.	100	100	100% Common Stock	2	$0.001
92. VCA Animal Hospitals, Inc.		VCA Animal Hospitals -Texas, L.P.	N/A	N/A	74% interest in partnership	N/A	N/A
93. VCA Centers-Texas, Inc.		VCA Animal Hospitals -Texas, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A

7

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
94. VCA Animal Hospitals, Inc.		VCA Animal Medical Center, LP	N/A	N/A	80% interest in partnership	N/A	N/A
95. Vicar Operating, Inc.		VCA APAC Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
96. Associates In Pet Care, S.C.		VCA Associates Animal hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
97. VCA Alabama, Inc.		VCA Becker Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
98. Pets’ Rx, Inc.		VCA Black Mountain Animal Hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
99. Vicar Operating, Inc.		VCA Cacoosing Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
100. VCA Animal Hospitals, Inc.		VCA Castle Shannon Veterinary Hospital, Inc.	100	100	100% Common Stock	2	$0.001
101. Vicar Operating, Inc.		VCA Centers- Texas, Inc.	100	100	100% Common Stock	2	$0.01
102. VCA Professional Animal Laboratory, Inc.		VCA Cenvet, Inc.	100	100	100% Common Stock	2	$0.001
103. VCA Animal Hospitals, Inc.		VCA Chancellor Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
104. Vicar Operating, Inc.		VCA Clarmar Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
105. Vicar Operating, Inc.		VCA Clinical Veterinary Labs, Inc.	100	100	100% Common Stock	2	$0.001
106. Vicar Operating, Inc.		VCA Clinipath Labs, Inc.	10,000	10,000	100% Common Stock	3	None

8

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
107. VCA Animal Hospitals, Inc.		VCA Closter, Inc.	1,000	1,000	100% Common Stock	5	None
108. VCA Animal Hospitals, Inc.		VCA Companion Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
109. Vicar Operating, Inc.		VCA Detwiler Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
110. VCA Animal Hospitals, Inc.		VCA Dover Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
111. VCA Animal Hospitals, Inc.		VCA Durant Road Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
112. Vicar Operating, Inc.		VCA Eagle River Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
113. VCA Animal Hospitals, Inc.		VCA East Anchorage Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
114. Edgebrook, Inc.		VCA Edgebrook Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
115. VCA Animal Hospitals, Inc.		VCA El Mirage Animal hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
116. VCA Animal Hospitals, Inc.		VCA Emergency Pet Clinic, Inc.	1000	1000	100% Common Stock	1	None
117. VCA Animal Hospitals, Inc.		VCA Greater Savannah Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
118. VCA Animal Hospitals, Inc.		VCA Heritage Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
119. VCA Animal Hospitals, Inc.		VCA Howell Branch Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001

9

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
120. Vicar Operating, Inc.		VCA Kaneohe Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
121. Vicar Operating, Inc.		VCA Lakeside Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
122. Vicar Operating, Inc.		VCA Lamb and Stewart Animal Hospital, Inc.	100	100	100% Common Stock	2	None
123. Vicar Operating, Inc.		VCA Lammers Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
124. Vicar Operating, Inc.		VCA Lewis Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
125. VCA Animal Hospitals, Inc.		VCA MacArthur Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
126. Vicar Operating, Inc.		VCA Marina Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
127. Vicar Operating, Inc.		VCA Miller-Robertson #152	100	100	100% Common Stock	3	$0.001
128. Vicar Operating, Inc.		VCA Mission, Inc.	100	100	100% Common Stock	2	$0.001
129. VCA Animal Hospitals, Inc.		VCA Missouri, Inc.	100	100	100% Common Stock	1	$0.001
130. VCA Animal Hospitals, Inc.		VCA New London Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
131. Vicar Operating, Inc.		VCA Northboro Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
132. Vicar Operating, Inc.		VCA Northwest Veterinary Diagnostics, Inc.	100	100	100% Common Stock	2	$0.001

10

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
133. Vicar Operating, Inc.		VCA of New York, Inc.	100	100	100% Common Stock	R2	$0.01
134. Vicar Operating, Inc.		VCA of San Jose, Inc.	100	100	100% Common Stock	2	None
135. Vicar Operating, Inc.		VCA of Teresita, Inc.	100	100	100% Common Stock	2	$0.001
136. VCA Animal Hospitals, Inc.		VCA Oneida Animal Hospital, L.P.	N/A	N/A	85.714% interest in partnership	N/A	N/A
137. Preston Park Animal Hospital, Inc.		VCA Preston Park Animal Hospital, L.P.	N/A	N/A	74% interest in partnership	N/A	N/A
138. VCA Centers-Texas, Inc.		VCA Preston Park Animal Hospital, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A
139. Vicar Operating, Inc.		VCA Professional Animal Laboratory, Inc.	100	100	100% Common Stock	2	$.001
140. Vicar Operating, Inc.		VCA Real Property Acquisition Corporation	100	100	100% Common Stock	2	None
141. VCA Animal Hospitals, Inc.		VCA Referral Associates Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
142. Vicar Operating, Inc.		VCA Rohrig Animal Hospital, Inc.	100	100	100% Common Stock	2	None
143.VCA Rohrig Animal Hospital, Inc.		VCA Rohrig Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
144. VCA Animal Hospitals, Inc.		VCA Rome Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
145. Vicar Operating, Inc.		VCA-Rossmoor, Inc.	100	100	100% Common Stock	2	$0.001

11

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
146. Vicar Operating, Inc.		VCA Silver Spur Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
147. South County Veterinary Clinic, Inc.		VCA South County Animal Hospital, LLC	N/A	N/A	70% interest in partnership	N/A	N/A
148. Vicar Operating, Inc.		VCA South Shore Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
149. Vicar Operating, Inc.		VCA Squire Animal Hospital, Inc.	100	100	100% Common Stock	2
150. VCA Animal Hospitals, Inc.		VCA St. Petersburg Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
151. Vicar Operating, Inc.		VCA Texas Management, Inc.	100	100	100% Common Stock	2	$0.001
152. Toms River Veterinary Hospital, P.A.		VCA Toms River Veterinary Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
153. VCA Animal Hospitals, Inc.		VCA Triangle Tower Animal Hospital, L.P.	N/A	N/A	90% interest in partnership	N/A	N/A
154. VCA Animal Hospitals, Inc.		VCA Worth Animal Hospital, Inc.	100	100	100% Common Stock	3	None
155. Vicar Operating, Inc.		VCA Wyoming Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
156. VCA Centers-Texas, Inc.		Veterinary Centers of America -Texas, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A
157. VCA Texas Management, Inc.		Veterinary Centers of America -Texas, L.P.	N/A	N/A	99% interest in partnership	N/A	N/A
158. VCA Marina Animal Hospital, Inc.		Veterinary Hospitals, Inc.	100	100	100% Common Stock	2	None

12

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
159.VCA Antech, Inc.		Vicar Operating, Inc.	100	100	100% Common Stock	1	$0.001
160. VCA Animal Hospitals, Inc.		West Los Angeles Veterinary Medical Group, Inc.	800	800	100% Common Stock	4	$5.00
161. VCA Animal Hospitals, Inc.		West Shore Veterinary Hospital, Inc.	300	300	100% Common Stock	6	$1.00
162. Pets’Rx, Inc.		William C. Fours, Ltd.	1,000	1,000	100% Common Stock	3	None
163. VCA Animal Hospitals, Inc.		Wingate, Inc.	1,000	1,000	100% Common Stock	2	None
164. NPC Operations, Inc.		Woodland Animal Medical Center, Inc.	1,000	1,000	100% Common Stock	001	$0.01

13

Attachment 3
VCA Antech, Inc.
Outstanding Stock Options as of 5/28/05

2002	2002	2004	2004	Others
$0.50/sh	$7.00/sh	$16.11/sh	$19.40/sh	Various	Total

—	3,125	6,000	—	—	9,125
—	4,000	—	—	—	4,000
—	—	—	—	—	—
—	—	—	—	—	—
45,690	230,000	—	175,000	—	450,690
—	290,000	—	425,000	—	715,000
—	13,125	30,000	—	—	43,125
—	21,958	20,000	—	—	41,958
624	6,666	—	10,000	—	17,290
—	—	—	—	30,000	30,000
2,000	17,500	30,000	—	—	49,500
—	—	—	—	—	—
—	—	—	—	—	—
800	7,200	20,000	—	—	28,000
—	3,000	—	—	—	3,000
166	2,824	—	—	—	2,990
2,010	—	—	—	—	2,010
3,000	40,000	30,000	—	—	73,000
6	—	—	—	—	6
10,000	40,000	30,000	—	—	80,000
—	—	—	—	70,000	70,000
14,000	30,000	14,000	—	—	58,000
4,000	—	10,000	—	—	14,000
—	—	—	—	—	—
—	46,667	46,000	—	—	92,667
5,000	10,000	10,000	—	—	25,000
466	2,666	—	—	—	3,132
—	10,000	—	—	—	10,000
3,266	29,334	46,000	—	—	78,600
—	—	—	—	—	—
—	—	10,000	—	—	10,000
2,000	—	—	—	—	2,000
5,350	33,334	46,000	—	—	84,684
—	—	50,000	—	100,000	150,000
—	5,000	—	—	—	5,000
1,000	—	—	—	—	1,000
—	4,792	—	—	—	4,792
12,000	20,000	14,000	—	—	46,000
42,000	80,000	50,000	—	—	172,000
—	10,000	—	—	—	10,000
—	—	30,000	—	—	30,000
—	2,000	—	10,000	—	12,000
4,000	22,958	26,000	—	—	52,958
—	4,375	—	—	—	4,375
40,000	170,000	—	175,000	—	385,000
—	—	10,000	—	—	10,000
—	4,500	—	—	—	4,500
1,010	—	—	—	—	1,010
—	10,292	16,000	—	—	26,292
—	41,667	60,000	—	—	101,667

VCA Antech, Inc.
Outstanding Stock Options as of 5/28/05

2002	2002	2004	2004	Others
$0.50/sh	$7.00/sh	$16.11/sh	$19.40/sh	Various	Total

—	—	—	10,000	—	10,000
—	—	—	—	—	—
—	7,500	—	—	—	7,500
—	—	—	—	60,000	60,000
2,010	—	—	—	—	2,010
—	4,000	—	—	—	4,000
20,000	70,000	50,000	—	—	140,000
—	—	—	—	—	—
—	1,000	—	—	—	1,000
—	—	—	—	—	—
4,000	8,000	4,000	—	—	16,000
—	9,180	16,000	—	—	25,180
—	8,000	—	—	—	8,000
20,000	34,000	30,000	—	—	84,000
—	16,000	20,000	—	—	36,000
—	4,250	10,000	—	—	14,250
1,208	14,000	14,000	—	—	29,208
3,990	—	—	—	—	3,990
—	4,000	—	—	—	4,000
—	6,000	—	—	—	6,000
—	—	—	—	—	—
2,990	—	—	—	—	2,990
—	6,458	—	—	—	6,458
—	6,458	—	10,000	—	16,458
—	—	—	—	—	—
—	5,000	—	—	—	5,000
—	—	—	—	—	—
41,404	80,000	46,000	—	—	167,404
—	—	—	—	—	—
1,000	—	—	—	—	1,000
10,134	44,000	30,000	—	—	84,134
—	—	—	—	—	—
—	5,292	—	10,000	—	15,292
44,000	88,000	60,000	—	—	192,000
4,600	58,066	60,000	—	—	122,666
—	3,125	—	—	—	3,125
1,200	8,000	—	—	—	9,200
—	10,000	—	—	—	10,000
6,000	—	—	—	—	6,000
664	—	—	—	—	664
46,000	50,000	40,000	—	—	136,000
6,934	20,624	28,000	—	—	55,558
7,990	4,000	4,000	—	—	15,990
—	—	—	—	—	—
5,940	10,000	—	—	—	15,940
—	—	—	—	—	—
—	15,000	24,000	—	—	39,000
—	—	—	—	100,000	100,000
—	—	—	—	—	—
—	—	26,000	—	—	26,000

VCA Antech, Inc.
Outstanding Stock Options as of 5/28/05

2002	2002	2004	2004	Others
$0.50/sh	$7.00/sh	$16.11/sh	$19.40/sh	Various	Total

—	—	—	50,000	—	50,000
—	5,000	—	—	—	5,000
—	—	—	—	—	—
—	4,000	—	—	—	4,000
—	6,876	14,000	—	—	20,876
—	5,000	—	—	—	5,000
—	6,458	—	—	—	6,458
4,990	20,000	16,000	—	—	40,990
3,990	—	—	—	—	3,990
2,800	10,334	—	—	—	13,134
2,400	52,000	46,000	—	—	100,400
6	—	—	—	—	6
2,010	—	—	—	—	2,010
—	100,000	—	175,000	—	275,000
—	6,666	—	—	—	6,666
—	—	—	—	—	—
2,000	7,500	—	10,000	—	19,500
—	5,000	—	—	—	5,000
3,734	6,000	10,000	—	—	19,734
466	2,666	—	—	—	3,132
—	—	—	10,000	—	10,000
—	—	—	10,000	—	10,000
400	3,874	20,000	—	—	24,274
1,200	43,600	60,000	—	—	104,800
3,990	—	—	—	—	3,990
—	3,126	—	10,000	—	13,126

456,438	2,105,036	1,232,000	1,090,000	360,000	5,243,474

SCHEDULE 4.10
RESTRICTED JUNIOR PAYMENTS SINCE DECEMBER 31, 2004
NONE

SCHEDULE 4.13
REAL ESTATE ASSETS
1.	See Schedule D to the UCC Certificate delivered under the Pledge & Security Agreement, attached to this Schedule 4.13 as Attachment 1.

2.	See Attachment 2 to this Schedule 4.13 for a separate list of properties owned, rather than leased, by Holdings and its Subsidiaries. Unless the property is identified as “vacant” or otherwise unoccupied, the parcels of real property identified on Attachment 2 are subject to undocumented intercompany leases.

Appendix D
to UCC Diligence Certificate
REAL ESTATE RELATED UCC COLLATERAL
1. Fixtures. Set forth below are all the locations where any Grantor owns or leases any real property:
•	Please see Schedule D.1 attached hereto, which identifies all properties leased and owned. Also included for ease of reference is a schedule that breaks out solely the owned properties.
2. “As Extracted” Collateral. Set forth below are all the locations where any Grantor owns, leases or has an interest in any wellhead or minehead:
•	Not applicable.
3. Timber to be Cut. Set forth below are all locations where any Grantor owns goods that are timber to be cut:
•	Not applicable.

SCHEDULE D1: Part I
OWNED/LEASED LOCATIONS
ANIMAL HOSPITALS

AU	Grantor	Type of Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned	Subleases	Notes
373	AAH Merger Corporation	Corporation	Aldrich Animal Hospital	537 Sunrise Highway	West Babylon	NY	11704	Suffolk	Owned		
374	AAH Merger Corporation	Corporation	Allenwood Animal Hospital	3002 Atlantic Avenue	Allenwood	NJ	08720	Monmouth	Leased		
375	AAH Merger Corporation	Corporation	Bayview Animal Hospital	574 Fischer Boulevard	Toms River	NJ	08753	Ocean	Leased		
377	AAH Merger Corporation	Corporation	East Islip Animal Hospital	84 East Main Street	East Islip	NY	11730	Suffolk	Leased		
377	AAH Merger Corporation	Corporation	East Islip Animal Hospital	700 Main Street	East Islip	NY	11751	Suffolk	Leased		
378	AAH Merger Corporation	Corporation	Gateway Animal Hospital	4236 Hylan Boulevard	Staten Island	NY	10312	Richmond	Leased		
380	AAH Merger Corporation	Corporation	Oakdale Animal Hospital	1191 Montauk Highway	Oakdale	NY	11769	Suffolk	Leased		
382	AAH Merger Corporation	Corporation	South Shore Animal Hospital	125 New Dorp Lane	Staten Island	NY	10306	Richmond	Owned		
383	AAH Merger Corporation	Corporation	Southgate Animal Hospital	1015 Montauk Highway	Copiague	NY	11726	Suffolk	Owned		
384	AAH Merger Corporation	Corporation	Staten Island Animal Hospital	840 Willowbrook Road	Staten Island	NY	10314	Richmond	Leased		
385	AAH Merger Corporation	Corporation	Sunrise Veterinary Group	521 Sunrise Highway	West Islip	NY	11795	Suffolk	Leased		
387	AAH Merger Corporation	Corporation	Village Animal Hospital	5 Weaver Street	Larchmont	NY	10538	Westchester	Leased		
556	Adobe Animal Medical Center, Inc.	Corporation	VCA Adobe Animal Hospital	5920 Fourth Street, NW	Albuquerque	NM	87107	Bernalillo	Leased		
509	AHC of Southern Saratoga County, Inc.	Corporation	Animal Health Center	1658 Route 9	Clifton Park	NY	12065	Saratoga	Leased	Subleasing 2 attached residential apartments to employees	
541	All Critters Animal Hospital, Inc.	Corporation	VCA All Critters Animal Hospital	2834 - 228th Avenue SE	Sammamish	WA	98075	King	Leased		
571	Alta View Animal Hospital, Inc.	Corporation	VCA Alta View Animal Hospital	7717 E 21st Street	Tulsa	OK	74129	Tulsa	Leased		
422	Animal Center, Inc.	Corporation	VCA Hillcrest Animal Hospital	246 West Washington Street	San Diego	CA	92103	San Diego	Leased		
565	Animal Clinic of Kellwood, Inc.	Corporation	VCA Kellwood Animal Hospital	960 S. Fry Road	Katy	TX	77450	Harris	Leased		
349	Animal Clinic of Santa Cruz, Inc.	Corporation	VCA Animal Hospital of Santa Cruz	815 Mission Street	Santa Cruz	CA	95060	Santa Cruz	Leased		
550	Animal Medical Center, Inc.	Corporation	VCA Animal Medical Center	1530 Jadwin Avenue	Richland	WA	99354-2902	Benton	Leased		
485	Apex Veterinary Hospital, Inc.	Corporation	VCA Apex Animal Hospital	1600 E. Williams Street	Apex	NC	27539	Wake	Leased		
486	Apex Veterinary Hospital, Inc.	Corporation	VCA Broad Street Animal Hospital	2200 North Grassland Drive	Fuquay-Varina	NC	27526	Wake	Leased		
515	Arroyo PetCare Center, Inc.	Corporation	VCA Greenhaven Animal Hospital	1 Valine Court	Sacramento	CA	95831	Sacramento	Leased		
516	Arroyo PetCare Center, Inc.	Corporation	VCA All Our Pets Animal Hospital	1413 60th Street	Sacramento	CA	95819	Sacramento	Leased		
527	Arroyo PetCare Center, Inc.	Corporation	VCA Wilshire Animal Hospital	2421 Wilshire Blvd.	Santa Monica	CA	90403	Los Angeles	Leased		
529	Arroyo PetCare Center, Inc.	Corporation	VCA Arroyo Animal Hospital	1 South Pointe Drive	Lake Forest	CA	92630	Orange	Leased		
532	Arroyo PetCare Center, Inc.	Corporation	VCA Broadway Animal Hospital	380 Broadway	El Cajon	CA	92021	San Diego	Owned		
532	Arroyo PetCare Center, Inc.	Corporation	VCA Broadway Animal Hospital: Storage Space	1179 N Cuyamaca, Ste A.	El Cajon	CA	92021	San Diego	Leased		
537	Arroyo PetCare Center, Inc.	Corporation	VCA Southeast Portland Animal Hospital	13830 SE Stark St.	Portland	OR	97233	Multnomah	Owned		
545	Arroyo PetCare Center, Inc.	Corporation	VCA Pacific Avenue Animal Hospital	10234 Pacific Avenue	Tacoma	WA	98444	Pierce	Leased		
548	Arroyo PetCare Center, Inc.	Corporation	VCA North Division Animal Medical Center	8714 N. Division St.	Spokane	WA	99218	Spokane	Leased		
551	Arroyo PetCare Center, Inc.	Corporation	VCA Aspenwood Animal Hospital	1290 S. Colorado Blvd.	Denver	CO	80222	Denver	Leased		
552	Arroyo PetCare Center, Inc.	Corporation	VCA Elmfield Animal Hospital & Pet Lodge	2656 W. Florida Ave	Denver	CO	80219	Denver	Leased		
553	Arroyo PetCare Center, Inc.	Corporation	VCA Fort Collins Animal Hospital	344 E Foothills Pkwy, Suite 22	Fort Collins	CO	80525	Larimer	Leased		
558	Arroyo PetCare Center, Inc.	Corporation	VCA Metroplex Animal Hospital & Pet Lodge	700 West Airport Freeway	Irving	TX	75062	Dallas	Leased		
560	Arroyo PetCare Center, Inc.	Corporation	VCA Animal Care Hospital	4040 Park Boulevard	Plano	TX	75093	Collin	Leased		
561	Arroyo PetCare Center, Inc.	Corporation	VCA De Soto Animal Hospital	201 N. Lyndalyn Road	DeSoto	TX	75115	Dallas	Leased		
561	Arroyo PetCare Center, Inc.	Corporation	VCA De Soto Animal Hospital	200 North Hampton Road	DeSoto	TX	75115	Dallas	Leased		
562	Arroyo PetCare Center, Inc.	Corporation	VCA Lindley Animal Hospital	6518 Plano Road	Dallas	TX	75238	Dallas	Leased		
562	Arroyo PetCare Center, Inc.	Corporation	VCA Lindley Animal Hospital: Vacant Old Location	340 Lake Highlands Plaza	Dallas	TX	75238	Dallas	Leased		
563	Arroyo PetCare Center, Inc.	Corporation	VCA Fort Worth Animal Medical Center	6331 W. Freeway	Fort Worth	TX	76116	Tarrant	Owned		
564	Arroyo PetCare Center, Inc.	Corporation	VCA Shenandoah Animal Hospital	120 Shenandoah Drive, Suite A	Spring	TX	77381	Montgomery	Leased		
565	Arroyo PetCare Center, Inc.	Corporation	VCA Vet Care Animal Hospital	435 Rayford Road	Spring	TX	77386	Montgomery	Leased		
566	Arroyo PetCare Center, Inc.	Corporation	VCA Oak Hills Animal Hospital	6614 Southpoint	San Antonio	TX	78229	Bexar	Leased		
570	Arroyo PetCare Center, Inc.	Corporation	VCA Woodland Broken Arrow Animal Hospital	2106 W. Detroit	Broken Arrow	OK	74012	Tulsa	Owned		
574	Arroyo PetCare Center, Inc.	Corporation	VCA Woodland South Animal Hospital	9340 S. Memorial	Tulsa	OK	74133	Tulsa	Leased		
577	Arroyo PetCare Center, Inc.	Corporation	VCA Columbia Animal Hospital	4291 Washington Road	Evans	GA	30809	Columbia	Owned		
	Arroyo PetCare Center, Inc.	Corporation	Red Rock Animal Clinic: Practice Closed	6600 W Charleston Blvd	Las Vegas	NV	89146	Clark	Leased	Subleasing facility to another practice	
433	Associates in Pet Care, Inc.	Corporation	VCA Associates in Pet Care Animal Hospital	918 West Sunset Drive	Waukesha	WI	53189	Waukesha	Leased		
435	Associates in Pet Care, Inc.	Corporation	VCA Best Care Motel	918 West Sunset Drive	Waukesha	WI	53189	Waukesha	Leased		
525	Benicia Veterinary Hospital, Inc.	Corporation	VCA Benicia Animal Hospital	335 W. Military St.	Benicia	CA	94510	Solano	Leased		
131	Berwyn Veterinarian Hospital, Inc.	Corporation	VCA Berwyn Animal Hospital	2845 South Harlem Ave	Berwyn	IL	60402	Cook	Leased	Subleasing part of parking lot to pet shop	
472	Brown Animal Hospital, Inc.	Corporation	VCA Brown Animal Hospital	8 Calkins Court	South Burlington	VT	05403	Chittenden	Leased		
557	Buckingham Animal Hospital, Inc.	Corporation	VCA Buckingham Animal Hospital	1881 N. Garland Ave., Suite 103	Garland	TX	75040	Dallas	Leased		
460	C.V.T., Inc.	Corporation	VCA Mission San Jose Animal Hospital	1500 Washington Blvd.	Fremont	CA	94539	Alameda	Leased		
135	Cacoosing Animal Hospital, Ltd.	Corporation	VCA Cacoosing Animal Hospital	5100 Penn Ave.	Wernersville	PA	19565	Berks	Leased		
535	Cascade Veterinary Hospital, Inc.	Corporation	VCA Cascade Animal Hospital	61535 Highway 97, Suite 3	Bend	OR	97702	Deschutes	Leased		
576	Cat Clinic Of Tulsa, Inc.	Corporation	VCA Cat Hospital of Tulsa	4720 E. 51st St.	Tulsa	OK	74135	Tulsa	Leased		
183	Clarmar Animal Hospital, Inc.	Corporation	VCA Clarmar Animal Hospital	20805 Hawthorne Blvd	Torrance	CA	90503	Los Angeles	Leased		
534	College Park Animal Hospital, Inc.	Corporation	VCA College Park Animal Hospital	5539 Ball Road	Cypress	CA	90630	Orange	Leased		
531	Desert View Animal Hospital and Pet Resort, Inc.	Corporation	VCA Desert View Animal Hospital	71-075 Highway 111	Rancho Mirage	CA	92270	Riverside	Leased		
136	Detwiler Veterinary Clinic, Inc.	Corporation	VCA Detwiler Animal Hospital	22 Kenhorst Blvd.	Reading	PA	19607	Berks	Leased		
303	Eagle Park Animal Clinic, Inc.	Corporation	VCA Eagle Park Animal Hospital	1008 West Oak St.	Zionsville	IN	46077	Boone	Leased		
151	Eagle River Veterinary Hospital, Inc.	Corporation	VCA Eagle River Animal Hospital	11710 Business Boulevard	Eagle River	AK	99577	Anchorage	Leased		
151	Eagle River Veterinary Hospital, Inc.	Corporation	Vacant Property: Old Location of Eagle River	12320 Old Glenn Hwy, # 1	Eagle River	AK	99577	Anchorage	Owned		
546	East Mill Plain Animal Hospital, Inc.	Corporation	VCA East Mill Plain Animal Hospital	9705 East Mill Plain	Vancouver	WA	98664	Clark	Leased		
521	Elk Grove Veterinary Hospital, Inc.	Corporation	VCA Elk Grove Animal Hospital	8640 Elk Grove Blvd.	Elk Grove	CA	95624	Sacramento	Leased		
554	Fairgrounds Animal Hospital, Inc.	Corporation	VCA Fairgrounds Animal Hospital	2435 Sutro St.	Reno	NV	89512	Washoe	Leased		
162	Fox Chapel Animal Hospital, Inc.	Corporation	VCA Fox Chapel Animal Hospital	1152 Freeport Road	Pittsburgh	PA	15238	Allegheny	Leased		
413	Glen Animal Hospital Inc.	Corporation	Glen Animal Hospital	209 Glen Cove Avenue	Sea Cliff	NY	11579	Nassau	Leased		
255	Golden Merger Corporation	Corporation	VCA Naper Ridge Animal Hospital	987 Maplefield Rd.	Naperville	IL	60565	Will	Leased		
262	Golden Merger Corporation	Corporation	VCA Franklin Park Animal Hospital	9946 West Grand Ave.	Franklin Park	IL	60131	Cook	Leased		
271	Golden Merger Corporation	Corporation	VCA Midpark Animal Hospital	6611 Smith Rd.	Middleburg Heights	OH	44130	Cuyahoga	Leased		
272	Golden Merger Corporation	Corporation	VCA Warren Village Animal Hospital	3525 Warren	Cleveland	OH	44111	Cuyahoga	Leased		
278	Golden Merger Corporation	Corporation	VCA Slavic Village Animal Hospital	5606 Fleet Ave.	Cleveland	OH	44105	Cuyahoga	Leased		
310	Golden Merger Corporation	Corporation	VCA Dudley Avenue Animal Hospital	3200 Dudley Ave.	Parkersburg	WV	26101	Wood	Leased		
314	Golden Merger Corporation	Corporation	VCA Delmarva Animal Hospital	10311 Old Ocean City Boulevard	Berlin	MD	21811	Worcester	Owned	Subleasing attached apartment to day-care facility; month-to-month	
317	Golden Merger Corporation	Corporation	VCA Bowie Animal Hospital	6640 Race Track Rd.	Bowie	MD	20715	Prince George	Leased		
519	Greenback Pet Resort, Inc.	Corporation	VCA Greenback Pet Resort	8311 Greenback Lane	Fair Oaks	CA	95628	Sacramento	Leased		
520	Greenback Veterinary Hospital, Inc.	Corporation	VCA Greenback Animal Hospital	8311 Greenback Lane	Fair Oaks	CA	95628	Sacramento	Leased		
204	H.B. Animal Clinics, Inc.	Corporation	VCA Blossom Hill Animal Hospital	655 Blossom Hill Road	San Jose	CA	95123	Santa Clara	Leased		
477	Lafayette Veterinary Hospital, Inc.	Corporation	VCA Lafayette Animal Hospital	3532 East State Road 26	Lafayette	IN	47905	Tippecanoe	Leased		
417	Lake Jackson Veterinary Clinic	Corporation	VCA Lake Jackson Animal Hospital	210 That Way	Lake Jackson	TX	77566	Brazoria	Leased		
111	Lakewood Animal Hospital, Inc.	Corporation	VCA Lakewood Animal Hospital	17801 Lakewood Blvd.	Bellflower	CA	90706	Los Angeles	Owned		
148	Lewelling Veterinary Clinic, Inc.	Corporation	VCA Lewelling Animal Hospital	525 Lewelling Blvd.	San Leandro	CA	94579	Alameda	Leased		
423	Main Street Small Animal Hospital	Corporation	VCA Main Street Animal Hospital	2773 Main Street	San Diego	CA	92113	San Diego	Leased		
425	Main Street Small Animal Hospital	Corporation	VCA Angel Animal Hospital	3537 30th Street	San Diego	CA	92104	San Diego	Leased		
152	Miller Animal Hospital	Corporation	VCA Miller Animal Hospital	8807 Melrose Ave	Los Angeles	CA	90069	Los Angeles	Leased		
567	Mission Animal Hospital, Inc.	Corporation	VCA Mission Animal Hospital	2822 Pleasanton Road	San Antonio	TX	78221	Bexar	Owned		
524	Monte Vista Veterinary Hospital, Inc.	Corporation	VCA Monte Vista Animal Hospital	1486 Washington Blvd.	Concord	CA	94521	Contra Costa	Leased		

Page 1 of 4

AU	Grantor	Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned	Sublessees	Notes
141	M.S. Animal Hospitals, Inc.	Corporation	VCA Animal Hospital (Burbank)	2723 West Olive	Burbank	CA	91505	Los Angeles	Leased		
526	National PetCare Centers, Inc.	Corporation	VCA Crestwood Animal Hospital	1131 Inyokern Road	Ridgecrest	CA	93555	Kern	Leased		
536	National PetCare Centers, Inc.	Corporation	VCA Rogue Animal Hospital	1455 N. Riverside Ave.	Medford	OR	97501	Jackson	Leased		
540	National PetCare Centers, Inc.	Corporation	VCA Woodstock Animal Hospital	4835 SE Woodstock	Portland	OR	97206	Multnomah	Leased		
544	National PetCare Centers, Inc.	Corporation	VCA Pacific Avenue South Animal Hospital	18715 Pacific Avenue	Spanaway	WA	98387	Pierce	Leased		
549	National PetCare Centers, Inc.	Corporation	VCA Vineyard Animal Hospital	1021 W. 4th Ave.	Kennewick	WA	99336	Benton	Owned		
564	National PetCare Centers, Inc.	Corporation	VCA Shenandoah Animal Hospital: Relocation Property	Tract 13	Shenandoah	TX	77381	Montgomery	Owned		
580	National PetCare Centers, Inc.	Corporation	VCA University Veterinary Clinic	10681 Braddock Road	Fairfax	VA	22032	Fairfax	Leased		
312	Newark Animal Hospital, Inc.	Corporation	VCA Newark Animal Hospital	1360 Marrows Rd.	Newark	DE	19711-5458	New Castle	Owned		
484	North Coast Veterinary Medical Group, Inc.	Corporation	VCA North Coast Animal Hospital	414 Encinitas Boulevard	Encinitas	CA	92024	San Diego	Leased		
120	Northern Animal Hospital, Inc.	Corporation	VCA Northern Animal Hospital	2611 W. Northern Ave.	Phoenix	AZ	85051	Maricopa	Leased		
348	Northside Animal Hospital, Inc.	Corporation	VCA Northside Animal Hospital	21 Padanaram Road	Danbury	CT	06811	Fairfield	Leased		
264	Noyes Animal Hospital, Inc.	Corporation	VCA Noyes Animal Hospital	22055 N. Kelsey Rd.	Barrington	IL	60010	Cook	Leased		
523	NPC Cottage Veterinary Hospital, Inc.	Corporation	VCA Cottage Animal Hospital	1590 Boulevard Way	Walnut Creek	CA	94595	Contra Costa	Leased		
518	NPC Highlands Veterinary Hospital, Inc.	Corporation	VCA Highlands Animal Hospital	3451 Elkhorn Blvd.	North Highlands	CA	95660	Sacramento	Leased		
470	Ocean Beach Veterinary Clinic, Inc.	Corporation	VCA Ocean Beach Animal Hospital	4011 Ocean Beach Highway	Longview	WA	98632	Cowlitz	Leased		
565	Old River Veterinary Hospital, Inc.	Corporation	VCA Old River Animal Hospital	520 West 11 Street	Tracy	CA	95376	San Joaquin	Leased		
168	Old Town Veterinary Hospital, Inc.	Corporation	VCA Old Town Animal Hospital	425 N. Henry Street	Alexandria	VA	22314	Alexandria	Leased		
168	Old Town Veterinary Hospital, Inc.	Corporation	VCA Old Town Animal Hospital	419, 421 & 423 North Henry Street	Alexandria	VA	22314	Alexandria	Leased		
168	Old Town Veterinary Hospital, Inc.	Corporation	VCA Old Town Animal Hospital: Parking Area	411, 413, 415, & 417 North Henry Street	Alexandria	VA	22314	Alexandria	Leased		
547	Peone Pines Veterinary Clinic, Inc.	Corporation	VCA Peone Pines Animal Hospital	14717 Newport Highway	Mead	WA	99021	Spokane	Leased		
559	Pet Care Hospital, Inc.	Corporation	VCA Pet Care Animal Hospital	700 Alma Drive, #143	Plano	TX	75075	Collin	Leased		
201	Pet's Rx, Inc.	Corporation	VCA Orchard Plaza Animal Hospital	5641 Cottle Road	San Jose	CA	95123	Santa Clara	Leased		
202	Pet's Rx, Inc.	Corporation	VCA Johnson Animal Hospital	524 N. Santa Cruz Ave.	Los Gatos	CA	95030	Santa Clara	Leased		
203	Pet's Rx, Inc.	Corporation	VCA Vets & Pets Animal Hospital	3331-3345 El Camino Real	Santa Clara	CA	95051	Santa Clara	Leased		
205	Pet's Rx, Inc.	Corporation	VCA Winchester Animal Hospital	2110 S. Winchester Blvd.	Campbell	CA	95008	Santa Clara	Leased		
206	Pet's Rx, Inc.	Corporation	VCA Hemingway Cat Hospital	12840 S. Saratoga-Sunnyvale Rd.	Saratoga	CA	95070	Santa Clara	Leased		
212	Pet's Rx, Inc.	Corporation	VCA Spring Mountain Animal Hospital	5590 W. Spring Mountain Road	Las Vegas	NV	89146	Clark	Owned		
213	Pet's Rx, Inc.	Corporation	VCA Black Mountain Animal Hospital	400 College Drive, Suite A	Henderson	NV	89015	Clark	Leased		
214	Pet's Rx, Inc.	Corporation	VCA Nellis Animal Hospital	20 North Nellis Blvd.	Las Vegas	NV	89110	Clark	Owned		
215	Pet's Rx, Inc.	Corporation	VCA Decatur Animal Hospital	1117 N. Decatur Blvd.	Las Vegas	NV	89108	Clark	Owned		
216	Pet's Rx, Inc.	Corporation	VCA Painted Desert Animal Hospital	4601 N. Rancho Drive	Las Vegas	NV	89130	Clark	Leased		
525	Petville Animal Hospital, Inc.	Corporation	VCA Petville Animal Hospital	12108 Venice Blvd.	Los Angeles	CA	90066	Los Angeles	Leased		
338	PPI of Pennsylvania, Inc.	Corporation	VCA Neshaminy Animal Hospital	4197 Bristol Road	Oakford	PA	19047	Bucks	Leased		
338	PPI of Pennsylvania, Inc.	Corporation	VCA Neshaminy Animal Hospital: Parking Area	4203 Bristol Road	Oakford	PA	19047	Bucks	Leased		
207	Princeton Animal Hospital, Inc.	Corporation	VCA Almaden Valley Animal Hospital	15750 Almaden Expressway	San Jose	CA	95120	Santa Clara	Leased		
277	Professional Veterinary Services, Inc.	Corporation	Vacant Property; Location of Closed Hospital	24804 Van Dyke Road	Center Line	MI	48015	Macomb	Leased		
296	Professional Veterinary Services, Inc.	Corporation	VCA Village Park Animal Hospital	15018 Greyhound Ct.	Carmel	IN	46032	Hamilton	Owned		
297	Professional Veterinary Services, Inc.	Corporation	VCA West 86th St. Animal Hospital	4030 West 86th St.	Indianapolis	IN	46268	Marion	Owned		
302	Professional Veterinary Services, Inc.	Corporation	VCA Valle Vista Animal Hospital	398 S. Emerson St.	Greenwood	IN	46143	Johnson	Leased		
587	Raleigh Hills Veterinary Clinic, Inc.	Corporation	VCA Raleigh Hills Animal Hospital	4905 SW 77th Avenue	Portland	OR	97225	Washington	Leased		
555	Rancho Animal Clinic, Inc.	Corporation	VCA Rancho Animal Hospital	3601 West Charleston	Las Vegas	NV	89102	Clark	Leased		
318	Riviera Animal Hospital, Inc.	Corporation	Vacant Property	6820 4th Street North	St. Petersburg	FL	33702	Pinellas	Leased		
318	Riviera Animal Hospital, Inc.	Corporation	VCA Riviera Bay Animal Hospital	2228 Dr. Martin Luther King, Jr. St. N.	St. Petersburg	FL	33704	Pinellas	Leased		
132	Rossmoor - El Dorado Animal Hospital, Inc.	Corporation	VCA Rossmoor-El Dorado Animal Hospital	10832 Los Alamitos Blvd	Los Alamitos	CA	90720	Orange	Leased		
522	Sacramento Animal Medical Group, Inc.	Corporation	VCA Sacramento Animal Medical Group	4990 Manzanita Ave.	Carmichael	CA	95608	Sacramento	Leased		
522	Sacramento Animal Medical Group, Inc.	Corporation	Sacramento Animal Medical Group (Business Office)	5000 Manzanita Ave	Carmichael	CA	95608	Sacramento	Leased		
517	Sacramento Animal Medical Group, Inc.	Corporation	VCA Westside Animal Hospital	1550 Jefferson Blvd.	West Sacramento	CA	95691	Yolo	Leased		
144	Silver Spur Animal Hospital, Inc.	Corporation	VCA Silver Spur Animal Hospital	429 Silver Spur Road	Rolling Hills Estates	CA	90274	Los Angeles	Leased		
149	South County Veterinary Clinic, Inc.	Corporation	VCA South County Animal Hospital	270 N. Halcyon	Arroyo Grande	CA	93420	San Luis Obispo	Owned		
498	Sundown Animal Clinic Ltd.	Corporation	VCA Sundown Animal Hospital	10616 N. 71st Place	Scottsdale	AZ	85254	Maricopa	Leased		
145	Tampa Animal Medical Center, Inc.	Corporation	VCA Tampa Bay Animal Hospital	8501 La Due Lane	Tampa	FL	33614	Hillsborough	Owned		
450	Tanglewood Pet Hospital, Inc.	Corporation	VCA Tanglewood Animal Hospital	2110 New Slaughter Lane Suite 120	Austin	TX	78748	Travis	Leased		
458	Tempe Vets, Inc.	Corporation	VCA Elliot Park Animal Hospital	1700 East Elliot Road, Suite 19	Tempe	AZ	85284	Maricopa	Leased		
320	The Pet Practice (Florida), Inc.	Corporation	VCA Oldsmar Animal Hospital	3898 Tampa Rd.	Oldsmar	FL	34677	Pinellas	Owned		
323	The Pet Practice (Florida), Inc.	Corporation	VCA Palm Beach County Animal Hospital	3401 2nd Ave N.	Lake Worth	FL	33461	Palm Beach	Owned		
324	The Pet Practice (Florida), Inc.	Corporation	VCA Hillsboro Animal Hospital	4181 West Hillsboro Blvd.	Coconut Creek	FL	33073	Broward	Leased		
325	The Pet Practice (Florida), Inc.	Corporation	VCA Stirling Square Animal Hospital	2871 Stirling Rd.	Fort Lauderdale	FL	33312	Broward	Leased		
328	The Pet Practice (Florida), Inc.	Corporation	VCA Golfview Animal Hospital	658 N. Military Trail	West Palm Beach	FL	33415	Palm Beach	Leased		
330	The Pet Practice (Florida), Inc.	Corporation	VCA Boca Del Mar Animal Hospital	7076 Beracasa Wy	Boca Raton	FL	33433	Palm Beach	Leased		
331	The Pet Practice (Florida), Inc.	Corporation	VCA Academy Animal Hospital	3000 University Dr., #B	Coral Springs	FL	33065	Broward	Leased		
334	The Pet Practice (Florida), Inc.	Corporation	VCA South Pompano Animal Hospital	300 S. Dixie Hwy West	Pompano Beach	FL	33060	Broward	Leased		
335	The Pet Practice (Florida), Inc.	Corporation	VCA Wellington Animal Hospital	14471 Southern Blvd.	Loxahatchee	FL	33470	Palm Beach	Leased		
254	The Pet Practice (Illinois), Inc.	Corporation	VCA Chicago Heights Animal Hospital	401 West 14th St.	Chicago Heights	IL	60411	Cook	Leased		
257	The Pet Practice (Illinois), Inc.	Corporation	VCA LaGrange Park Animal Hospital	905 E. 31st St.	LaGrange Park	IL	60526	Cook	Leased		
269	The Pet Practice (Illinois), Inc.	Corporation	VCA Aroma Park Animal Hospital	3302 Waldron Rd.	Aroma Park	IL	60910	Kankakee	Leased		
307	The Pet Practice (Massachusetts), Inc.	Corporation	VCA Westboro Animal Hospital	155 Turnpike Rd. Route 9	Westboro	MA	01581	Worcester	Leased		
309	The Pet Practice (Massachusetts), Inc.	Corporation	VCA Wakefield Animal Hospital	19 Main St.	Wakefield	MA	01880	Middlesex	Leased		
278	The Pet Practice of Michigan, Inc.	Corporation	VCA St. Clair Shores Animal Hospital	25101 Harper	St. Clair Shores	MI	48081	Macomb	Leased		
281	The Pet Practice of Michigan, Inc.	Corporation	VCA Animal Hospital of Warren	2870 14 Mile Rd.	Warren	MI	48092	Macomb	Leased		
282	The Pet Practice of Michigan, Inc.	Corporation	VCA Clinton Township Animal Hospital	40696 Garfield	Clinton Township	MI	48038	Macomb	Leased		
283	The Pet Practice of Michigan, Inc.	Corporation	VCA Animal Hospital of Royal Oak	931 North Main St.	Royal Oak	MI	48067	Oakland	Leased		
284	The Pet Practice of Michigan, Inc.	Corporation	VCA Allen Park Animal Hospital	6410 Allen Road	Allen Park	MI	48101	Wayne	Leased		
286	The Pet Practice of Michigan, Inc.	Corporation	VCA Farmington Hills Animal Hospital	31555 West 13 Mile Rd.	Farmington Hills	MI	48334	Oakland	Leased		
290	The Pet Practice Of Michigan, Inc.	Corporation	VCA Animal Hospital of Garden City	2085 Inkster Rd.	Garden City	MI	48135	Wayne	Owned		
291	The Pet Practice of Michigan, Inc.	Corporation	VCA Woodland Animal Hospital	2200 South Main St.	Ann Arbor	MI	48103	Washtenaw	Leased		
293	The Pet Practice Of Michigan, Inc.	Corporation	VCA Southland Animal Hospital	20224 Eureka Rd.	Taylor	MI	48180	Wayne	Owned		
439	Toms River Veterinary Hospital, P.A.	Corporation	Toms River Animal Hospital	769 Route 37 West	Toms River	NJ	08755	Ocean	Leased		
514	Total Care Animal Hospital, Inc.	Corporation	VCA Total Care Animal Hospital	6418 Tupelo Drive	Citrus Heights	CA	95621	Sacramento	Leased		
530	Trabuco Animal Hospital, Inc.	Corporation	VCA Trabuco Animal Hospital	22421 El Toro Road, Suite B	Lake Forest	CA	92630	Orange	Leased		
468	University Pet Clinic Inc.	Corporation	VCA University Animal Hospital	2728 Woodlawn Drive	Honolulu	HI	96822	Honolulu	Leased		
406	VCA Alabama, Inc.	Corporation	VCA Becker Animal Hospital	1901 27th Avenue South	Homewood	AL	35209	Jefferson	Leased		
140	VCA Albany Animal Hospital, Inc.	Corporation	VCA Albany Animal Hospital	1550 Solano Ave	Albany	CA	94707	Alameda	Leased		
159	VCA All Pets Animal Complex, Inc.	Corporation	VCA All Pet Animal Hospital/Taylorsville	2530 West 4700 South	Taylorsville	UT	84118	Salt Lake	Leased		
150	VCA Alpine Animal Hospital, Inc.	Corporation	VCA Alpine Animal Hospital	12531 Old Seward Highway	Anchorage	AK	99515	Anchorage	Leased		
107	VCA Animal Hospitals, Inc.	Corporation	VCA Santa Anita Animal Hospital	245 West Duarte Road	Monrovia	CA	91016	Los Angeles	Leased		
133	VCA Animal Hospitals, Inc.	Corporation	VCA West Mesa Animal Hospital	3200 Coors Blvd NW	Albuquerque	NM	87120	Bernalillo	Leased		
139	VCA Animal Hospitals, Inc.	Corporation	VCA Bay Area Animal Hospital	4501 Shattuck Avenue	Oakland	CA	94609	Alameda	Owned		
147	VCA Animal Hospitals, Inc.	Corporation	VCA Sinking Spring Animal Hospital	21 Green Valley Road	Sinking Spring	PA	19608	Berks	Leased		
165	VCA Animal Hospitals, Inc.	Corporation	VCA Elkton Animal Hospital	400 W. Pulaski Hwy	Elkton	MD	21921	Cecil	Leased		
167	VCA Animal Hospitals, Inc.	Corporation	VCA Glasgow Animal Hospital	650 Peoples' Plaza	Newark	DE	19702	New Castle	Leased		
168	VCA Animal Hospitals, Inc.	Corporation	VCA Conewago Animal Hospital	3052 Hanover Pike	Hanover	PA	17331	York	Owned		
184	VCA Animal Hospitals, Inc.	Corporation	VCA Rotherwood Animal Hospital	78 Winchester Street	Newton	MA	02461	Middlesex	Leased		
187	VCA Animal Hospitals, Inc.	Corporation	VCA Beacon Hill Cat Hospital	6610 Richmond Highway	Alexandria	VA	22306	Fairfax	Leased		
191	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Care Center	1228 West Little Creek Road	Norfolk	VA	23505	Norfolk (Ind Cit)	Leased		
208	VCA Animal Hospitals, Inc.	Corporation	VCA Beach Grove Animal Hospital	4960 S. Emerson Avenue	Indianapolis	IN	46203	Marion	Leased		
209	VCA Animal Hospitals, Inc.	Corporation	VCA Cross Pointe Animal Hospital	7854 East 96th Street	Fishers	IN	46038	Hamilton	Owned		
329	VCA Animal Hospitals, Inc.	Corporation	VCA Rock Creek Animal Hospital	10721 Stirling Road	Cooper City	FL	33328	Broward	Leased		
344	VCA Animal Hospitals, Inc.	Corporation	VCA A Breed Apart Animal Hospital	777 S. Arroyo Parkway, Suite 105	Pasadena	CA	91105	Los Angeles	Leased		
352	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Hospital at Chesapeake Square	4020 Portsmouth Blvd.	Chesapeake	VA	23321	Chesapeake	Leased		

Page 2 of 4

AU	Grantor	Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned	Subleases	Notes
354	VCA Animal Hospitals, Inc.	Corporation	VCA Roanoke Animal Hospital	824 Julian R. Allsbrook Highway	Roanoke Rapids	NC	27870	Halifax	Leased		
357	VCA Animal Hospitals, Inc.	Corporation	VCA Coast Animal Hospital	1560 Pacific Coast Highway	Hermosa Beach	CA	90254	Los Angeles	Leased		
358	VCA Animal Hospitals, Inc.	Corporation	Shrewsbury Animal Hospital	1008 Shrewsbury Avenue	Tinton Falls	NJ	07724	Monmouth	Leased		
359	VCA Animal Hospitals, Inc.	Corporation	Foster Animal Hospital	1347 Broad Street	Clifton	NJ	07013	Passaic	Leased		
360	VCA Animal Hospitals, Inc.	Corporation	VCA Valley Animal Hospital	39 Palisa Road	South Windsor	CT	06074	South Windsor	Leased		
361	VCA Animal Hospitals, Inc.	Corporation	VCA Kennel Club Resort & Spa	3301 Fujita Street	Torrance	CA	90505	Los Angeles	Leased		
362	VCA Animal Hospitals, Inc.	Corporation	VCA Arden Animal Hospital	407 West Arden Avenue	Glendale	CA	91203-1103	Los Angeles	Leased		
370	VCA Animal Hospitals, Inc.	Corporation	VCA East Colonial Animal Hospital	7424 E. Colonial Drive	Orlando	FL	32807	Orange	Leased		
388	VCA Animal Hospitals, Inc.	Corporation	New York Veterinary Hospital	150 E. 74th Street	New York	NY	10021	New York	Leased		
390	VCA Animal Hospitals, Inc.	Corporation	Animal General of East Norwich	6320 Route 25A	East Norwich	NY	11732	Nassau	Leased		
392	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Medical Center	15005 U.S. Route 224E	Findlay	OH	45840	Hancock	Leased		
393	VCA Animal Hospitals, Inc.	Corporation	VCA Aurora Animal Hospital	215 W. Galena Blvd.	Aurora	IL	60506	Du Page	Owned		
395	VCA Animal Hospitals, Inc.	Corporation	VCA La Mirada Animal Hospital	13914 East Rosecrans Avenue	Santa Fe Springs	CA	90670	Los Angeles	Leased		
396	VCA Animal Hospitals, Inc.	Corporation	VCA Triangle Tower Animal Hospital	1300 Corporation Parkway	Raleigh	NC	27610	Wake	Leased		
398	VCA Animal Hospitals, Inc.	Corporation	VCA MacArthur Animal Hospital	4832 MacArthur Blvd. N.W.	Washington	DC	20007	DC	Leased		
401	VCA Animal Hospitals, Inc.	Corporation	VCA Palmetto Animal Hospital	2350 Highway 501 East	Conway	SC	29526	Horry	Leased		
402	VCA Animal Hospitals, Inc.	Corporation	County Animal Clinic	1574 Central Park Avenue	Yonkers	NY	10710	Westchester	Leased		
405	VCA Animal Hospitals, Inc.	Corporation	VCA Upper Keys Animal Hospital	87801 Overseas Highway	Islamorada	FL	33036	Monroe	Leased		
407	VCA Animal Hospitals, Inc.	Corporation	VCA Shrewsbury Animal Hospital	784 Boston Turnpike	Shrewsbury	MA	01545	Worcester	Leased		
408	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Imaging Center	1827 Pontius Avenue	Los Angeles	CA	90025	Los Angeles	Leased		
410	VCA Animal Hospitals, Inc.	Corporation	VCA New London Animal Hospital	122 Cross Road	Waterford	CT	6385	New London	Leased		
411	VCA Animal Hospitals, Inc.	Corporation	Oneida Animal Hospital	101 Genesee Street	Oneida	NY	13421	Madison	Leased		
412	VCA Animal Hospitals, Inc.	Corporation	Vacant Property	4011 Airline Drive	Metairie	LA	70001	Jefferson	Owned		
418	VCA Animal Hospitals, Inc.	Corporation	Rome Animal Hospital	6161 Lamphear Road	Rome	NY	13440	Oneida	Leased		
419	VCA Animal Hospitals, Inc.	Corporation	Queen Village Animal Hospital	48 Mexico Street	Camden	NY	13316	Oneida	Leased		
420	VCA Animal Hospitals, Inc.	Corporation	All Creatures Animal Hospital	9000 Turin Road	Rome	NY	13440	Oneida	Leased		
421	VCA Animal Hospitals, Inc.	Corporation	VCA Aliso Viejo Animal Hospital	24036 Aliso Creek Road	Laguna Niguel	CA	92677	Orange	Leased		
428	VCA Animal Hospitals, Inc.	Corporation	VCA Grossmont Animal Hospital	8274 Parkway Drive #106	La Mesa	CA	91942	San Diego	Leased		
429	VCA Animal Hospitals, Inc.	Corporation	VCA Battle Ground Animal Hospital	9804 NE 219th Street	Battle Ground	WA	98604	Clark	Leased		
431	VCA Animal Hospitals, Inc.	Corporation	VCA Cedar View Animal Hospital	7545 147th Street	Apple Valley	MN	55124	Dakota	Leased		
432	VCA Animal Hospitals, Inc.	Corporation	VCA Barcroft Cat Hospital	6357 Columbia Pike	Falls Church	VA	22041	Washington	Leased		
434	VCA Animal Hospitals, Inc.	Corporation	VCA Delaware Valley Animal Hospital	208 Lincoln Highway	Fairless Hills	PA	19030	Bucks	Leased		
437	VCA Animal Hospitals, Inc.	Corporation	VCA Heritage Animal Hospital	2505 South Neil Street	Champaign	IL	61820	Champaign	Leased		
438	VCA Animal Hospitals, Inc.	Corporation	VCA Paradise Valley Animal Hospital	8380 Paradise Valley Road	Spring Valley	CA	91977	San Diego	Leased		
440	VCA Animal Hospitals, Inc.	Corporation	VCA Feist Animal Hospital	1430 Marshall Avenue	St. Paul	MN	55104	Ramsey	Leased		
441	VCA Animal Hospitals, Inc.	Corporation	VCA All Pets Animal Hospital Boulder	5290 Manhattan Circle	Boulder	CO	80303	Boulder	Leased		
442	VCA Animal Hospitals, Inc.	Corporation	VCA All Pets Animal Hospital Lafayette	805 South Public Road	Lafayette	CO	80026	Boulder	Leased		
444	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Medical Center of Omaha	2323 South 84th Avenue	Omaha	NE	68106	Douglas	Leased		
445	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Medical Center of Tucson	2601 North 1st Avenue	Tucson	AZ	85719	Pima	Leased		
448	VCA Animal Hospitals, Inc.	Corporation	VCA Companion Care Animal Hospital	1501 North Sixth Street	Wausau	WI	54403	Marathon	Leased		
452	VCA Animal Hospitals, Inc.	Corporation	VCA El Mirage Animal Hospital	12940 West Elm Street	Surprise	AZ	85374	Maricopa	Leased		
456	VCA Animal Hospitals, Inc.	Corporation	VCA Alaska Pet Care Animal Hospital	3900 Lake Otis Parkway	Anchorage	AK	99508	Anchorage	Leased		
461	VCA Animal Hospitals, Inc.	Corporation	VCA White Lake Animal Hospital	7404 East Highland Road	White Lake	MI	48383	Oakland	Leased		
463	VCA Animal Hospitals, Inc.	Corporation	VCA Silver Lake Animal Hospital	10728 19th Avenue S.E.	Everett	WA	98208	Snohomish	Leased		
465	VCA Animal Hospitals, Inc.	Corporation	VCA Misener-Holley Animal Hospital	1545 Devon Avenue	Chicago	IL	60660	Cook	Leased		
473	VCA Animal Hospitals, Inc.	Corporation	VCA West Bernardo Animal Hospital	11605 Duenda Road, Suite D	San Diego	CA	92127	San Diego	Leased		
474	VCA Animal Hospitals, Inc.	Corporation	VCA Arrighetti Animal Hospital	1882 Plaza del Sur Drive	Santa Fe	NM	87505	Santa Fe	Leased		
475	VCA Animal Hospitals, Inc.	Corporation	VCA Mountain View Animal Hospital	9812 North 7th Street	Phoenix	AZ	85020	Maricopa	Leased		
476	VCA Animal Hospitals, Inc.	Corporation	VCA Promenade Animal Hospital	4424 N. University Drive	Lauderhill	FL	33351	Broward	Leased		
480	VCA Animal Hospitals, Inc.	Corporation	VCA Veterinary Specialists of Northern Colorado	201 West 67th Court	Loveland	CO	80538	Larimer	Leased		
480	VCA Animal Hospitals, Inc.	Corporation	VCA Veterinary Specialists of Northern Colorado	227 West 67th Court	Loveland	CO	80538	Larimer	Leased		
488	VCA Animal Hospitals, Inc.	Corporation	VCA Sequoia Valley Animal Hospital	604 Elsa Drive	Santa Rosa	CA	95407	Sonoma	Leased		
489	VCA Animal Hospitals, Inc.	Corporation	VCA Durant Road Animal Hospital	10220 Durant Road	Raleigh	NC	27614	Wake	Leased		
492	VCA Animal Hospitals, Inc.	Corporation	VCA Douglas County Animal Hospital	831 Jerry Street	Castle Rock	CO	80104	Douglas	Leased		
493	VCA Animal Hospitals, Inc.	Corporation	VCA All About Pets Animal Hospital	5669 Duluth Street	Golden Valley	MN	55422	Hennepin	Leased		
499	VCA Animal Hospitals, Inc.	Corporation	VCA Tennessee Avenue Animal Hospital	1381 Tennessee Avenue	Cincinnati	OH	45229	Hamilton	Leased		
502	VCA Animal Hospitals, Inc.	Corporation	VCA Los Altos Animal Hospital	3080 Woodruff Avenue, Suite B	Long Beach	CA	90808	Los Angeles	Leased		
504	VCA Animal Hospitals, Inc.	Corporation	VCA El Rancho Animal Hospital	41870 Winchester Road, Suite B	Temecula	CA	92590	Riverside	Leased		
505	VCA Animal Hospitals, Inc.	Corporation	VCA Lockwood Ridge Animal Hospital	3802 N. Lockwood Ridge Road	Sarasota	FL	34234	Sarasota	Leased		
506	VCA Animal Hospitals, Inc.	Corporation	VCA All-Care Animal Referral Center	18440 Amistad Street, Suite E	Fountain Valley	CA	92708	Orange	Leased		
507	VCA Animal Hospitals, Inc.	Corporation	VCA Williamsburg Animal Hospital	6141 South 40th Street	Lincoln	NE	68516	Lancaster	Leased		
508	VCA Animal Hospitals, Inc.	Corporation	VCA Family Animal Hospital	98-1254 Kaahumanu Street	Pearl City	HI	96782	Honolulu	Leased		
511	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Care Hospital	1208 East 66th Street	Richfield	MN	55423	Hennepin	Leased		
581	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Medical Center	1072 Cedar Avenue	Marysville	WA	98270	Snohomish	Leased		
586	VCA Animal Hospitals, Inc.	Corporation	VCA Chancellor Animal Hospital	11101 Gordon Road	Fredericksburg	VA	22407	Fredericksburg	Leased		
588	VCA Animal Hospitals, Inc.	Corporation	VCA Saddleback Animal Hospital	24801 Raton Drive	Lake Forest	CA	92630	Orange	Leased		
589	VCA Animal Hospitals, Inc.	Corporation	VCA Bayshore Animal Hospital	233 North Amphlett Boulevard	San Mateo	CA	94401	San Mateo	Leased		
590	VCA Animal Hospitals, Inc.	Corporation	VCA Beech Road Animal Hospital	25885 West Six Mile Road	Redford	MI	48240	Wayne	Owned		
591	VCA Animal Hospitals, Inc.	Corporation	VCA Animal Medical Center	1550 Woodbury Avenue	Portsmouth	NH	03801	Rockingham	Leased		
593	VCA Animal Hospitals, Inc.	Corporation	VCA Cabrera Animal Hospital	2009 SW 67th Avenue	Miami	FL	33155	Miami-Dade	Leased		
150	VCA Castle Shannon Veterinary Hospital, Inc.	Corporation	VCA Castle Shannon Animal Hospital	3610 Library Rd.	Pittsburgh	PA	15234	Allegheny	Leased		
339	VCA Centers - Texas, Inc.	Corporation	VCA Beltline East Animal Hospital	2555 Beltline Road	Sunnyvale	TX	75182	Dallas	Leased		
341	VCA Centers - Texas, Inc.	Corporation	VCA Spring Animal Hospital	1811 Spring Cypress	Spring	TX	77388	Harris	Owned		
342	VCA Centers - Texas, Inc.	Corporation	VCA Spring Branch Animal Hospital	10109 Long Point Road	Houston	TX	77043	Harris	Owned		
343	VCA Centers - Texas, Inc.	Corporation	VCA Woodlands Animal Hospital	430 Sawdust Road	The Woodlands	TX	77380	Montgomery	Leased		
345	VCA Centers - Texas, Inc.	Corporation	VCA Lakewood Animal Hospital	6353 Richmond Avenue	Dallas	TX	75214	Dallas	Leased		
347	VCA Centers - Texas, Inc.	Corporation	VCA Loop 12 Animal Hospital	3807 N. Buckner Boulevard	Dallas	TX	75228	Dallas	Owned		
350	VCA Centers - Texas, Inc.	Corporation	VCA Sandy Lake Animal Hospital	107 Samuel Blvd.	Coppell	TX	75019	Dallas	Leased		
400	VCA Centers - Texas, Inc.	Corporation	VCA Bedford Meadows Animal Hospital	2209 Harwood Road	Bedford	TX	76021	Tarrant	Leased		
446	VCA Centers - Texas, Inc.	Corporation	VCA Pet Doctor Animal Hospital	1421 East Spring Valley Road	Richardson	TX	75081-5348	Dallas	Leased		
454	VCA Centers - Texas, Inc.	Corporation	VCA Preston Park Animal Hospital	18770 Preston Road	Dallas	TX	75252	Rockwall	Leased		
497	VCA Centers - Texas, Inc.	Corporation	VCA Castle Hills Companion Animal Hospital	13141 N.W. Military Highway	San Antonio	TX	78231	Bexar	Leased		
500	VCA Centers - Texas, Inc.	Corporation	VCA Health Associates Animal Hospital	11214 Iola Drive	San Antonio	TX	78217	Bexar	Leased		
371	VCA Closter, Inc.	Corporation	Closter Animal Hospital	137 Piermont Road	Closter	NJ	07624	Bergen	Leased		
371	VCA Closter, Inc.	Corporation	Closter Animal Hospital: Vacant; Old Location	137 Piermont Road	Closter	NJ	07624	Bergen	Leased		
371	VCA Closter, Inc.	Corporation	Closter Animal Hospital: Vacant Garage Area	137 Piermont Road	Closter	NJ	07624	Bergen	Leased		
414	VCA Dover Animal Hospital, Inc.	Corporation	VCA Dover Animal Hospital	1151 South Governors Avenue	Dover	DE	19904	Kent	Leased		
163	VCA East Anchorage Animal Hospital, Inc.	Corporation	VCA East Anchorage Animal Hospital	2639 Boniface Pkwy.	Anchorage	AK	99504	Anchorage	Leased		
164	VCA Greater Savannah Animal Hospital, Inc.	Corporation	VCA Greater Savannah Animal Hospital	1350 E. Derenne Ave	Savannah	GA	31406	Chatham	Owned		
134	VCA Howell Branch Animal Hospital, Inc.	Corporation	VCA Howell Branch Animal Hospital	1401 Howell Branch Rd	Winter Park	FL	32789	Orange	Leased		
165	VCA Kaneohe Animal Hospital, Inc.	Corporation	VCA Kaneohe Animal Hospital	45-608 Kamehameha Hwy	Kaneohe	HI	96744	Honolulu	Leased	Subleasing 2 separate spaces for Antech Lab and groomer's facility.	
142	VCA Lakeside Animal Hospital, Inc.	Corporation	VCA Lakeside Animal Hospital	42160 North Shore Dr.	Big Bear City	CA	92314	San Bernardino	Owned		
146	VCA Lewis Animal Hospital, Inc.	Corporation	VCA Lewis Animal Hospital	10665 Route 108	Columbia	MD	21044	Howard	Leased		
372	VCA Missouri, Inc.	Corporation	VCA All Creatures Animal Hospital	2205 Highway K	O'Fallon	MO	63366	St. Charles	Leased		
491	VCA Missouri, Inc.	Corporation	VCA Bel-Coeur Animal Hospital	550 North New Ballas Road	Creve Coeur	MO	63141	St. Louis	Leased		
185	VCA Northboro Animal Hospital, Inc.	Corporation	VCA Northboro Animal Hospital	286 West Main St.	Northboro	MA	01532	Worcester	Leased		
353	VCA of New York, Inc.	Corporation	Manhattan Veterinary Group	240 East 80th Street	New York	NY	10021	New York	Leased		
409	VCA of New York, Inc.	Corporation	Blue Point-Bayport Animal Hospital	765 Montauk Hwy.	Bayport	NY	11705	Suffolk	Leased		
418	VCA of New York, Inc.	Corporation	Shop City Animal Hospital	105 Shop City Plaza	Syracuse	NY	13206	Onondaga	Leased		

Page 3 of 4

AU	Grantor	Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned	Subleases	Notes
495	VCA of New York, Inc.	Corporation	Fifth Avenue Veterinary Specialists	One West 15th Street	New York	NY	10011	New York	Leased		
121	VCA of San Jose, Inc.	Corporation	VCA Crocker Animal Hospital	475 N. Jackson Ave.	San Jose	CA	95133	Santa Clara	Leased		
126	VCA Real Property Acquisition Corporation	Corporation	VCA Asher Animal Hospital	2505 Hilltop Dr.	Redding	CA	96002	Shasta	Owned	Subleasing lab space to another lab testing service	
137	VCA Real Property Acquisition Corporation	Corporation	VCA Companion Animal Hospital	2133 Eureka Wy	Redding	CA	96001	Shasta	Owned		
190	VCA Real Property Acquisition Corporation	Corporation	VCA Lake Shore Animal Hospital	960 West Chicago Avenue	Chicago	IL	60622	Cook	Owned		
250	VCA Real Property Acquisition Corporation	Corporation	VCA Channahon Animal Hospital	24725 West Eames Street	Channahon	IL	60410	Will	Owned		
315	VCA Real Property Acquisition Corporation	Corporation	Edgebrook Animal Hospital	777 Helmetta Blvd.	East Brunswick	NJ	08816	Middlesex	Owned		
381	VCA Real Property Acquisition Corporation	Corporation	Rosebank Animal Hospital	1230 Bay Street	Staten Island	NY	10305	Richmond	Owned		
542	VCA Real Property Acquisition Corporation	Corporation	VCA Lynnwood Animal Hospital	4425 - 184th St., SW	Lynnwood	WA	98037	Snohomish	Owned		
119	VCA Real Property Acquisition Corporation	Corporation	VCA Ana Brook Animal Hospital	335 N. Brookhurst	Anaheim	CA	92801	Orange	Owned		
122	VCA Real Property Acquisition Corporation	Corporation	VCA Anderson Animal Hospital	1285 South Sheridan Blvd.	Lakewood	CO	80232	Jefferson	Owned		
124	VCA Real Property Acquisition Corporation	Corporation	VCA Parkwood Animal Hospital	6333 Fallbrook Ave	Woodland Hills	CA	91367	Los Angeles	Owned		
127	VCA Real Property Acquisition Corporation	Corporation	VCA Wingate Animal Hospital	9484 E. Caley Ave	Englewood	CO	80111	Arapahoe	Owned	Subleasing attached residential apartment to employee	
128	VCA Real Property Acquisition Corporation	Corporation	VCA Mission Animal Hospital	25 West Mission Rd	Alhambra	CA	91801	Los Angeles	Owned		
129	VCA Real Property Acquisition Corporation	Corporation	VCA Veterinary Care Animal Hospital	9901 Montgomery Blvd.	Albuquerque	NM	87111	Bernalillo	Owned		
131	VCA Real Property Acquisition Corporation	Corporation	Vacant Property	2828 South Harlem Ave	Berwyn	IL	60402	Cook	Owned		
153	VCA Real Property Acquisition Corporation	Corporation	VCA Marina Animal Hospital	2506 Lincoln Blvd.	Venice	CA	90291	Los Angeles	Owned		
154	VCA Real Property Acquisition Corporation	Corporation	VCA South Shore (Weymouth) Animal Hospital	595 Columbian Street	South Weymouth	MA	02190	Norfolk	Owned		
189	VCA Real Property Acquisition Corporation	Corporation	VCA North Rockville Animal Hospital	1390 East Gude Drive	Rockville	MD	20850	Montgomery	Owned		
251	VCA Real Property Acquisition Corporation	Corporation	VCA Joliet Animal Hospital	220 N. Hammes	Joliet	IL	60435	Will	Owned		
252	VCA Real Property Acquisition Corporation	Corporation	VCA Bolingbrook Animal Hospital	570 Concord Ln.	Bolingbrook	IL	60440	Will	Owned		
253	VCA Real Property Acquisition Corporation	Corporation	VCA Burbank Animal Hospital	6161 West 79th St.	Burbank	IL	60459	Cook	Owned		
259	VCA Real Property Acquisition Corporation	Corporation	VCA Chicago North Animal Hospital	3831 N. Elston Ave.	Chicago	IL	60618	Cook	Owned	Subleasing 3 attached residential apartments to employees	
299	VCA Real Property Acquisition Corporation	Corporation	VCA Cross Pointe Animal Hospital	9790 Lantern Road	Fishers	IN	46038	Hamilton	Owned		
300	VCA Real Property Acquisition Corporation	Corporation	VCA Wellington Animal Hospital	16050 Allisonville Rd.	Noblesville	IN	46060	Hamilton	Owned		
306	VCA Real Property Acquisition Corporation	Corporation	VCA Westerville East Animal Hospital	6283 Sunbury Rd.	Westerville	OH	43081	Franklin	Owned		
351	VCA Real Property Acquisition Corporation	Corporation	VCA Cat Hospital of Philadelphia	228 S. 20th Street	Philadelphia	PA	19103	Philadelphia	Owned		
355	VCA Real Property Acquisition Corporation	Corporation	VCA Bering Sea Animal Hospital	1347 East 74th Avenue	Anchorage	AK	99518	Anchorage	Owned		
356	VCA Real Property Acquisition Corporation	Corporation	Freehold Animal Hospital	3700 Route 9 South	Freehold	NJ	07728	Monmouth	Owned		
363	VCA Real Property Acquisition Corporation	Corporation	VCA Northside Animal Hospital	185 Mikron Road	Bethlehem	PA	18020	Lehigh	Owned		
364	VCA Real Property Acquisition Corporation	Corporation	Twin Rivers Animal Hospital	650 Route 33 East	East Windsor	NJ	08520	Mercer	Owned		
365	VCA Real Property Acquisition Corporation	Corporation	VCA Spanish River Animal Hospital	180 W. Spanish River Boulevard	Boca Raton	FL	33431	Palm Beach	Owned		
366	VCA Real Property Acquisition Corporation	Corporation	VCA Emergency Animal Hospital & Referral Ctr.	2317 Hotel Circle South	San Diego	CA	92108	San Diego	Owned	Subleasing attached office/suite to another practice	
387	VCA Real Property Acquisition Corporation	Corporation	VCA Highlands Animal Hospital	25011 Lee Highway	Abingdon	VA	24210	Washington	Owned		
388	VCA Real Property Acquisition Corporation	Corporation	VCA Highlands Pet Shop	25011 Lee Highway	Abingdon	VA	24211	Washington	Owned		
393	VCA Real Property Acquisition Corporation	Corporation	Vacant Property	2800 West Galena Blvd.	Aurora	IL	60506	Du Page	Owned		
412	VCA Real Property Acquisition Corporation	Corporation	VCA Airline Animal Hospital	5105 Airline Drive	Metairie	LA	70001	Jefferson	Owned		
426	VCA Real Property Acquisition Corporation	Corporation	VCA Kirkwood Animal Hospital	1501 Kirkwood Hwy	Newark	DE	19711	New Castle	Owned		
427	VCA Real Property Acquisition Corporation	Corporation	VCA Southeast Area Animal Hospital	6801 East Iliff Avenue	Denver	CO	80231	Arapahoe	Owned		
430	VCA Real Property Acquisition Corporation	Corporation	VCA Central Animal Hospital	281 North Central Avenue	Upland	CA	91786	San Bernardino	Owned		
471	VCA Real Property Acquisition Corporation	Corporation	Vetco Animal Hospital	1565 Route 206	Tabernacle	NJ	08088	Burlington	Owned		
497	VCA Real Property Acquisition Corporation	Corporation	VCA Cornerstone Animal Hospital	2111 High House Road	Cary	NC	27519	Chatham	Owned		
	VCA Real Property Acquisition Corporation	Corporation	Vacant Property	9149 Lancaster Gap Pike	Avondale	PA	19311	Chester	Owned		
181	VCA Referral Associates Animal Hospital, Inc.	Corporation	VCA Veterinary Referral Associates	15021 Dufief Mill Rd	Gaithersburg	MD	20878	Montgomery	Leased		
346	VCA Rohrig Animal Hospital, Inc.	Corporation	VCA Rohrig Animal Hospital	8022 West Dodge Road	Omaha	NE	68114	Douglas	Leased		
158	VCA South Shore Animal Hospital, Inc.	Corporation	VCA South Shore (Quincy) Animal Hospital	579 Adams Street	Quincy	MA	02169	Norfolk	Leased		
338	VCA Squire Animal Hospital, Inc.	Corporation	VCA Squire Animal Hospital	15222 Marlboro Pike	Upper Marlboro	MD	20772	Prince George	Leased		
180	VCA St. Petersburg Animal Hospital, Inc.	Corporation	VCA St. Petersburg Animal Hospital	3295 62nd Ave North	St. Petersburg	FL	33702	Pinellas	Leased		
394	VCA Worth Animal Hospital, Inc.	Corporation	VCA Worth Animal Hospital	7727 West 111th Street	Palos Hills	IL	60465	Cook	Leased		
130	VCA Wyoming Animal Hospital, Inc.	Corporation	VCA Wyoming Animal Hospital	1300 Wyoming Blvd NE	Albuquerque	NM	87112	Bernalillo	Leased		
679	Village Animal Hospital and Bird Clinic, Inc.	Corporation	VCA Village Animal Hospital	1340 Palm Bay Rd., N.E.	Palm Bay	FL	32905	Brevard	Leased		
101	West Los Angeles Veterinary Medical Group, Inc.	Corporation	VCA West Los Angeles Animal Hospital	1818 S. Sepulveda Blvd	Los Angeles	CA	90025	Los Angeles	Leased		
469	West Shore Veterinary Hospital, Inc.	Corporation	VCA West Shore Animal Hospital	719 Limekiln Road	New Cumberland	PA	17070	Cumberland	Leased		
539	Westmoreland Animal Hospital, Inc.	Corporation	VCA Westmoreland Animal Hospital	1748 W. 18th St., Suite A, B, and C	Eugene	OR	97402	Lane	Leased		
573	Woodland Animal Hospital East, Inc.	Corporation	VCA Woodland East Animal Hospital	9509 E. 61st St.	Tulsa	OK	74133	Tulsa	Leased		
678	Woodland Animal Medical Center, Inc.	Corporation	VCA Woodland Central Animal Hospital	4720 E. 51st St.	Tulsa	OK	74135	Tulsa	Leased		

Page 4 of 4

SCHEDULE D1: Part II
OWNED/LEASED LOCATIONS
LABORATORY

	LOCATION #	Type	STATUS	LEGAL ENTITY	LAB NAME	OWN/LEASE	ADDRESS	CITY	COUNTY	ST	ZIP
1	101	PRIMARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH IRVINE (PAL)	OWN	17672-A COWAN AVE., STE. 200	IRVINE	ORANGE	CA	92614
1A	101	PRIMARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH IRVINE (PAL)	LEASE	17672-B COWAN AVE.	IRVINE	ORANGE	CA	92614
2	201	PRIMARY	OPEN	VCA CENVET, INC.	ANTECH NEW YORK	LEASE	1111 MARCUS BLVD., STE. M28	LAKE SUCCES	NAUSSAU	NY	11042
3	105	SECONDARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH DALLAS	LEASE	8432 STERLING, STE. 102	IRVING	DALLAS	TX	75063
4	107	SECONDARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH MEMPHIS	OWN	9066 LACEY DRIVE-LAB	SOUTHAVEN	DESOTO	MS	38671
4A	107	SECONDARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH MEMPHIS	LEASE	9066 LACEY DRIVE-ADM. OFFICE	SOUTHAVEN	DESOTO	MS	38671
5	102	SECONDARY	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH PHOENIX	OWN	13633 NORTH CAVE CREEK RD.	PHOENIX	MARICOPA	AZ	85022
6	300	SECONDARY	OPEN	VCA CLINIPATH LABS, INC.	ANTECH CHICAGO	LEASE	5701 WEST 120TH STREET	ALSIP	COOK	IL	60803
7	203	SECONDARY	OPEN	VCA CENVET, INC.	ANTECH ATLANTA	LEASE	4895 SOUTH ATLANTA, STE. A	SMYRNA	COBB	GA	30080
8	205	STAT	OPEN	VCA CENVET, INC.	ANTECH BOSTON	LEASE	214 NORTH MAIN ST., STE. 90	NATICK	MIDDLESEX	MA	01760
9	106	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH DENVER	LEASE	3550 SOUTH JASON STREET	ENGLEWOOD	ARAPAHOE	CO	80110
10	302	STAT	OPEN	VCA CLINIPATH LABS, INC.	ANTECH DETROIT	LEASE	21540 WEST 11 MILE	SOUTHFIELD	OAKLAND	MI	48076
11	122	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH HAWAII	LEASE	45-608 KAMEHAMEHA HWY	KANEOHE	HONOLULU	HI	96744
12	103	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH HOUSTON	LEASE	1111 WEST LOOP SOUTH, STE. 160	HOUSTON	HARRIS	TX	77027
13	204	STAT	OPEN	VCA CENVET, INC.	ANTECH NORTH CAROLINA	LEASE	6405 TRYON ROAD, STE. 200	CARY	WAKE	NC	27511
14	207	STAT	OPEN	VCA CENVET, INC.	ANTECH ROCKVILLE	LEASE	1390 EAST GUDE DRIVE	ROCKVILLE	MONTGOMERY	MD	20850
15	109	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH SALT LAKE CITY	LEASE	6360 S. HIGHLAND DR.	SALT LAKE CITY	SALT LAKE	UT	84121
16	206	STAT	OPEN	VCA CENVET, INC.	ANTECH S. FLORIDA	LEASE	141 NW 20TH STREET	BOCA RATON	PALM BEACH	FL	33431
17	120	STAT	OPEN	DIAGNOSTIC VETERINARY SPECIALISTS, INC.	ANTECH SAN JOSE	LAND LEASE	304 SARATOGA AVE.	SAN JOSE	SANTA CLARA	CA	95129
18	303	STAT	OPEN	INDIANA VETERINARY DIAGNOSTIC LABORATORY, INC	ANTECH INDIANA	LEASE	11837 TECHNOLOGY DRIVE	FISHERS	HAMILTON	IN	46038
19	304	STAT	OPEN	INDIANA VETERINARY DIAGNOSTIC LABORATORY, INC	ANTECH KANSAS CITY	LEASE	11950 WEST 110TH STREET	OVERLAND	JOHNSON	KS	66210
20	305	STAT	OPEN	INDIANA VETERINARY DIAGNOSTIC LABORATORY, INC	ANTECH LOUISVILLE	LEASE	11021 PLANTSIDE DRIVE	LOUISVILLE	JEFFERSON	KY	40299
21	110	SECONDARY	OPEN	VCA NORTHWEST VET. DIAG. INC.	ANTECH PORTLAND	LEASE	12616 SOUTH EAST STARK	PORTLAND	MULTNOMAH	OR	97233
22	111	STAT	OPEN	VCA NORTHWEST VET. DIAG. INC.	ANTECH SEATTLE	LEASE	19115 W. VALLEY HWY., STE H109	KENT	KING	WA	98032
23	202	STAT	OPEN	VCA CENVET, INC.	ANTECH TAMPA	LEASE	1501 A BELCHER ROAD SOUTH	LARGO	TAMPA	FL	33771
24	121	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH SAN FRANCISCO	LEASE	600 ALABAMA	SAN FRANCISCO	SAN FRANCISCO	CA	94110
25	208	STAT	OPEN	VCA CENVET, INC.	ANTECH ORLANDO	LEASE	9905 SOUTH US HIGHWAY 17-92	MAITLAND	SEMINOLE	FL	32751
26	306	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH ST. LOUIS	LEASE	12462 G NATURAL BRIDGE RD.	BRIDGETON	BRIDGETON	MO	63044
27	123	STAT	OPEN	VCA PROFESSIONAL ANIMAL LABORATORY, INC	ANTECH SAN ANTONIO	LEASE	503 E. SONTERRA BLVD., STE. 106	SAN ANTONIO	BEXAR	TX	78258
28	209	STAT	OPEN	VCA CENVET, INC.	ANTECH MORRISVILLE	LEASE	507 AIRPORT BLVD., STE. 113	MORRISVILLE	WAKE	NC	27560

Page 1

5/2/2005

SCHEDULE D1: Part III
OWNED/LEASED LOCATIONS
CORPORATE

Grantor	Type of Organization	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned
VCA Antech, Inc.	Corporation	VCA Antech, Inc.	12401 West Olympic Blvd.	Los Angeles	CA	90064	Los Angeles	Leased
VCA Antech, Inc.	Corporation	VCA Antech, Inc.	12421 West Olympic Blvd.	Los Angeles	CA	90064	Los Angeles	Leased
Sound Technologies, Inc.	Corporation	Sound Techonologies, Inc.	5939 Darwin Court, Suites A-D	Carlsbad	CA	92008	San Diego	Leased

Page 1 of 1

SCHEDULE OF OWNED REAL PROPERTY

AU	Grantor	Hospital Name	Address	City	State	Zip Code	County	Leased/Owned	Notes
373	AAH Merger Corporation	Aldrich Animal Hospital	537 Sunrise Highway	West Babylon	NY	11704	Suffolk	Owned	
382	AAH Merger Corporation	South Shore Animal Hospital	125 New Dorp Lane	Staten Island	NY	10306	Richmond	Owned	
383	AAH Merger Corporation	Southgate Animal Hospital	1015 Montauk Highway	Copiague	NY	11726	Suffolk	Owned	
532	Arroyo PetCare Center, Inc.	VCA Broadway Animal Hospital	380 Broadway	El Cajon	CA	92021	San Diego	Owned	
537	Arroyo PetCare Center, Inc.	VCA Southeast Portland Animal Hospital	13830 SE Stark St.	Portland	OR	97233	Multnomah	Owned	
563	Arroyo PetCare Center, Inc.	VCA Fort Worth Animal Medical Center	8331 W. Freeway	Fort Worth	TX	76116	Tarrant	Owned	
570	Arroyo PetCare Center, Inc.	VCA Woodland Broken Arrow Animal Hospital	2106 W. Detroit	Broken Arrow	OK	74012	Tulsa	Owned	
577	Arroyo PetCare Center, Inc.	VCA Columbia Animal Hospital	4291 Washington Road	Evans	GA	30809	Columbia	Owned	
151	Eagle River Veterinary Hospital, Inc.	Vacant Property	12320 Old Glenn Hwy, # 1	Eagle River	AK	99577	Anchorage	Owned	Vacant. Old Location
314	Golden Merger Corporation	VCA Delmarva Animal Hospital	10311 Old Ocean City Boulevard	Berlin	MD	21811	Worcester	Owned	
111	Lakewood Animal Hospital, Inc.	VCA Lakewood Animal Hospital	17801 Lakewood Blvd.	Bellflower	CA	90706	Los Angeles	Owned	
567	Mission Animal Hospital, Inc.	VCA Mission Animal Hospital	2822 Pleasanton Road	San Antonio	TX	78221	Beyar	Owned	
549	National PetCare Centers, Inc.	VCA Vineyard Animal Hospital	1021 W. 4th Ave.	Kennewick	WA	99336	Benton	Owned	
564	National PetCare Centers, Inc.	VCA Shenandoah Animal Hospital	Tract 13	Shenandoah	TX	77381	Montgomery	Owned	Relocation Property
312	Newark Animal Hospital, Inc.	VCA Newark Animal Hospital	1360 Marrows Rd.	Newark	DE	19711-5458	New Castle	Owned	
212	Pet's Rx, Inc.	VCA Spring Mountain Animal Hospital	5590 W. Spring Mountain Road	Las Vegas	NV	89146	Clark	Owned	
214	Pet's Rx, Inc.	VCA Nellis Animal Hospital	20 North Nellis Blvd.	Las Vegas	NV	89110	Clark	Owned	
215	Pet's Rx, Inc.	VCA Decatur Animal Hospital	1117 N. Decatur Blvd.	Las Vegas	NV	89108	Clark	Owned	
296	Professional Veterinary Services, Inc.	VCA Village Park Animal Hospital	15018 Greyhound Ct.	Carmel	IN	46032	Hamilton	Owned	
297	Professional Veterinary Services, Inc.	VCA West 86th St. Animal Hospital	4030 West 86th St.	Indianapolis	IN	46268	Marion	Owned	
149	South County Veterinary Clinic, Inc.	VCA South County Animal Hospital	270 N. Halcyon	Arroyo Grande	CA	93420	San Luis Obis	Owned	
145	Tampa Animal Medical Center, Inc.	VCA Tampa Bay Animal Hospital	8501 La Due Lane	Tampa	FL	33614	Hillsborough	Owned	
320	The Pet Practice (Florida), Inc.	VCA Oldsmar Animal Hospital	3898 Tampa Rd.	Oldsmar	FL	34677	Pinellas	Owned	
323	The Pet Practice (Florida), Inc.	VCA Palm Beach County Animal Hospital	3401 2nd Ave N.	Lake Worth	FL	33461	Palm Beach	Owned	
290	The Pet Practice Of Michigan, Inc.	VCA Animal Hospital of Garden City	2085 Inkster Rd.	Garden City	MI	48135	Wayne	Owned	
293	The Pet Practice Of Michigan, Inc.	VCA Southland Animal Hospital	20224 Eureka Rd.	Taylor	MI	48180	Wayne	Owned	
139	VCA Animal Hospitals, Inc.	VCA Bay Area Animal Hospital	4501 Shattuck Avenue	Oakland	CA	94609	Alameda	Owned	
168	VCA Animal Hospitals, Inc.	VCA Conewago Animal Hospital	3002 Hanover Pike	Hanover	PA	17331	York	Owned	
393	VCA Animal Hospitals, Inc.	VCA Aurora Animal Hospital	215 W. Galena Blvd.	Aurora	IL	60506	Du Page	Owned	
412	VCA Animal Hospitals, Inc.	Vacant Property	4011 Airline Drive	Metairie	LA	70001	Jefferson	Owned	
341	VCA Centers - Texas, Inc.	VCA Spring Animal Hospital	1811 Spring Cypress	Spring	TX	77388	Harris	Owned	
342	VCA Centers - Texas, Inc.	VCA Spring Branch Animal Hospital	10109 Long Point Road	Houston	TX	77043	Harris	Owned	
347	VCA Centers - Texas, Inc.	VCA Loop 12 Animal Hospital	3607 N. Buckner Boulevard	Dallas	TX	75228	Dallas	Owned	
164	VCA Greater Savannah Animal Hospital, Inc.	VCA Greater Savannah Animal Hospital	1350 E. Derenne Ave	Savannah	GA	31406	Chatham	Owned	
142	VCA Lakeside Animal Hospital, Inc.	VCA Lakeside Animal Hospital	42160 North Shore Dr.	Big Bear City	CA	92314	San Bernardi	Owned	
119	VCA Real Property Acquisition Corporation	VCA Ana Brook Animal Hospital	335 N. Brookhurst	Anaheim	CA	92801	Orange	Owned	
122	VCA Real Property Acquisition Corporation	VCA Anderson Animal Hospital	1285 South Sheridan Blvd.	Lakewood	CO	80232	Jefferson	Owned	
124	VCA Real Property Acquisition Corporation	VCA Parkwood Animal Hospital	6330 Fallbrook Ave	Woodland Hills	CA	91367	Los Angeles	Owned	
126	VCA Real Property Acquisition Corporation	VCA Asher Animal Hospital	2505 Hilltop Dr.	Redding	CA	96002	Shasta	Owned	
127	VCA Real Property Acquisition Corporation	VCA Wingate Animal Hospital	9464 E. Caley Ave	Englewood	CO	80111	Arapahoe	Owned	
128	VCA Real Property Acquisition Corporation	VCA Mission Animal Hospital	25 West Mission Rd	Alhambra	CA	91801	Los Angeles	Owned	
129	VCA Real Property Acquisition Corporation	VCA Veterinary Care Animal Hospital	9901 Montgomery Blvd.	Albuquerque	NM	87111	Bernalillo	Owned	
131	VCA Real Property Acquisition Corporation	Vacant Property	2829 South Harlem Ave	Berwyn	IL	60402	Cook	Owned	
137	VCA Real Property Acquisition Corporation	VCA Companion Animal Hospital	2133 Eureka Wy	Redding	CA	96001	Shasta	Owned	
153	VCA Real Property Acquisition Corporation	VCA Marina Animal Hospital	2506 Lincoln Blvd.	Venice	CA	90291	Los Angeles	Owned	
154	VCA Real Property Acquisition Corporation	VCA South Shore (Weymouth) Animal Hospital	595 Columbian Street	South Weymouth	MA	02190	Norfolk	Owned	
189	VCA Real Property Acquisition Corporation	VCA North Rockville Animal Hospital	1390 East Gude Drive	Rockville	MD	20850	Montgomery	Owned	
190	VCA Real Property Acquisition Corporation	VCA Lake Shore Animal Hospital	960 West Chicago Avenue	Chicago	IL	60622	Cook	Owned	
250	VCA Real Property Acquisition Corporation	VCA Channahon Animal Hospital	24725 West Eames Street	Channahon	IL	60410	Will	Owned	
251	VCA Real Property Acquisition Corporation	VCA Joliet Animal Hospital	220 N. Hammes	Joliet	IL	60435	Will	Owned	
252	VCA Real Property Acquisition Corporation	VCA Bolingbrook Animal Hospital	570 Concord Ln.	Bolingbrook	IL	60440	Will	Owned	
253	VCA Real Property Acquisition Corporation	VCA Burbank Animal Hospital	6161 West 79th St.	Burbank	IL	60459	Cook	Owned	
259	VCA Real Property Acquisition Corporation	VCA Chicago North Animal Hospital	3631 N. Elston Ave.	Chicago	IL	60618	Cook	Owned	
299	VCA Real Property Acquisition Corporation	VCA Cross Pointe Animal Hospital	9790 Lantern Road	Fishers	IN	46038	Hamilton	Owned	
300	VCA Real Property Acquisition Corporation	VCA Wellington Animal Hospital	16050 Allisonville Rd.	Noblesville	IN	46060	Hamilton	Owned	
306	VCA Real Property Acquisition Corporation	VCA Westerville East Animal Hospital	6283 Sunbury Rd.	Westerville	OH	43081	Franklin	Owned	
316	VCA Real Property Acquisition Corporation	Edgebrook Animal Hospital	777 Helmetta Blvd.	East Brunswick	NJ	08816	Middlesex	Owned	
351	VCA Real Property Acquisition Corporation	VCA Cat Hospital of Philadelphia	226 S. 20th Street	Philadelphia	PA	19103	Philadelphia	Owned	
355	VCA Real Property Acquisition Corporation	VCA Bering Sea Animal Hospital	1347 East 74th Avenue	Anchorage	AK	99518	Anchorage	Owned	
356	VCA Real Property Acquisition Corporation	Freehold Animal Hospital	3700 Route 9 South	Freehold	NJ	07728	Monmouth	Owned	

Page 1 of 2

363	VCA Real Property Acquisition Corporation	VCA Northside Animal Hospital	185 Mikron Road	Bethlehem	PA	18020	Lehigh	Owned	
364	VCA Real Property Acquisition Corporation	Twin Rivers Animal Hospital	650 Route 33 East	East Windsor	NJ	08520	Mercer	Owned	
365	VCA Real Property Acquisition Corporation	VCA Spanish River Animal Hospital	180 W. Spanish River Boulevard	Boca Raton	FL	33431	Palm Beach	Owned	
366	VCA Real Property Acquisition Corporation	VCA Emergency Animal Hospital & Referral Ctr.	2317 Hotel Circle South	San Diego	CA	92108	San Diego	Owned	
367	VCA Real Property Acquisition Corporation	VCA Highlands Animal Hospital	25011 Lee Highway	Abingdon	VA	24210	Washington	Owned	
368	VCA Real Property Acquisition Corporation	VCA Highlands Pet Shop	25011 Lee Highway	Abingdon	VA	24211	Washington	Owned	
381	VCA Real Property Acquisition Corporation	Rosebank Animal Hospital	1230 Bay Street	Staten Island	NY	10305	Richmond	Owned	
393	VCA Real Property Acquisition Corporation	Vacant Property	2600 West Galena Blvd.	Aurora	IL	60506	Du Page	Owned	
412	VCA Real Property Acquisition Corporation	VCA Airline Animal Hospital	5105 Airline Drive	Metairie	LA	70001	Jefferson	Owned	
426	VCA Real Property Acquisition Corporation	VCA Kirkwood Animal Hospital	1501 Kirkwood Hwy	Newark	DE	19711	New Castle	Owned	
427	VCA Real Property Acquisition Corporation	VCA Southeast Area Animal Hospital	9801 East Iliff Avenue	Denver	CO	80231	Arapahoe	Owned	
430	VCA Real Property Acquisition Corporation	VCA Central Animal Hospital	281 North Central Avenue	Upland	CA	91786	San Bernardi	Owned	
471	VCA Real Property Acquisition Corporation	Vetco Animal Hospital	1565 Route 206	Tabernacle	NJ	08088	Burlington	Owned	
487	VCA Real Property Acquisition Corporation	VCA Cornerstone Animal Hospital	2111 High House Road	Cary	NC	27519	Chatham	Owned	
542	VCA Real Property Acquisition Corporation	VCA Lynnwood Animal Hospital	4425 - 164th St., SW	Lynnwood	WA	98037	Snohomish	Owned	
590	VCA Real Property Acquisition Corporation	VCA Beech Road Animal Hospital	25885 West Six Mile Road	Redford	MI	48240	Wayne	Owned	
	VCA Real Property Acquisition Corporation	Vacant Property	9149 Lancaster Gap Pike	Avondale	PA	19311	Chester	Owned	Vacant. Old Location

Animal Hospitals:

Laboratories:

101	VCA Professional Animal Laboratory, Inc.	Antech Irvine (PAL)	17672-A Cowan Ave., Ste 200	Irvine	CA	92614	Orange	Owned
107	VCA Professional Animal Laboratory, Inc.	Antech Memphis	9066 Lacey Drive-Lab	Southaven	MS	38671	Desoto	Owned
102	VCA Professional Animal Laboratory, Inc.	Antech Phoenix	13633 North Cave Creek Rd.	Phoenix	AZ	85022	Maricopa	Owned

Page 2 of 2

Schedule 5.14
Post-Closing Items
Company and each applicable Guarantor shall deliver to the Collateral Agent the following items, each in form and substance reasonably acceptable to Collateral Agent, within 15 days of the Closing Date:
1.	fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Closing Date Mortgaged Property;
2.	opinions of counsel in (i) Alaska, (ii) California, (iii) Louisiana, (iv) Maryland, (v) New Mexico and (vi) Nevada, in each case with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request; and
3.	fully paid Title Policies with respect to each Closing Date Mortgaged Property.
Company and each applicable Guarantor shall deliver to the Collateral Agent the following items, each in form and substance reasonably acceptable to Collateral Agent, within 60 days of the Closing Date:
1.	Stock Certificate for Vicar Operating, Inc. reflecting current name of Holder with stock power endorsed in blank.
2.	Stock Certificate for Glen Animal Hospital, Inc. reflecting correct name of Holder with stock power endorsed in blank.
3.	Stock Certificate for Miller Animal Hospital reflecting current name of Holder with stock power endorsed in blank.
4.	Stock Certificate for Raleigh Hills Veterinary Clinic, Inc. reflecting correct name of Holder with stock power endorsed in blank.
5.	Stock Certificate for Rossmoor — 1 E1 Dorado Animal Hospital, Inc. reflecting correct name of Holder with stock power endorsed in blank.
6.	stock powers endorsed in blank to replace stock powers attached hereto as Annex 1.

Annex 1

Annex 1

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a corporation, One Hundred (100) shares of the Common Stock of AHC of Southern Saratoga County, Inc., a New York corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 3 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

VCA Animal Hospitals, Inc.
Dated:	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a corporation, One Thousand Forty-Four (1,044) shares of the Common Stock of Apex Veterinary Hospital, Inc., a North Carolina corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

VCA Animal Hospitals, Inc.
Dated:	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of Arroyo PetCare Center, Inc., a California corporation (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.                      and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

DATED:
NPC OPERATIONS, INC.
/s/ Tomas W. Fuller
By: Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of Associates in Pet Care, Inc., a Wisconsin corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.                      and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

Dated:
VCA Animal Hospitals, Inc.
	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of Berwyn Veterinarian Hospital, Inc., an Illinois corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ___ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

Dated:
VCA Animal Hospitals, Inc.
	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, Five Hundred (500) shares of the Class A Common Stock of Berwyn Veterinarian Hospital, Inc., an Illinois corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.                      and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

Dated:
VCA Animal Hospitals, Inc.
	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of Brown Animal Hospital, Inc., a Vermont corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

Dated:
VCA Animal Hospitals, Inc.
	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

1

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, 1,000 shares of the Common Stock of Cat Clinic of Tulsa, Inc., an Oklahoma corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.

Dated:
NPC Operations, lnc.
	By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, Three Hundred (300) shares of the Common Stock of Cornerstone Veterinary Hospital, Inc., a North Carolina corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, 1,000 shares of the Common Stock of East Mill Plain Animal Hospital, Inc., a Washington corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

NPC Operations, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Golden Merger Corporation hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, One Hundred (100) shares of the Common Stock of Edgebrook, Inc., a New Jersey corporation (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.       and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
DATED:

GOLDEN MERGER CORPORATION
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, Two Hundred (200) shares of the Common Stock of Indiana Veterinary Diagnostic Lab, Inc., an Indiana corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 4 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, One Hundred (100) shares of the Common Stock of Kirkwood Animal Hospital, Inc., a Delaware corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.       and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                      corporation, Ninety Nine (99) shares of the Common Stock of Lafayette Veterinary Hospital, Inc., an Indiana corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 5 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
      For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a _______________________________ corporation, Thirty-Four (34) shares of the Common Stock of Main Street Small Animal Hospital, a Californ ia corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No.____ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: ____________________

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Vicar Operating, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                              corporation, 1000 shares of the Common Stock of National PetCare Centers, Inc., a Delaware corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. C-143 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: __________________

Vicar Operating, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a _________________________ corporation, One Hundred Thousand (100,000) shares of the Common Stock of North Coast Veterinary Medical Group, a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 3 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: __________________

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Vicar Operating, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                              corporation, Five Hundred (500) shares of the Common Stock of Northside Animal Hospital, Inc. a Connecticut corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ____ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: __________________

Vicar Operating, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, National PetCare Centers, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                    corporation, 1,000 shares of the Common Stock of NPC Operations, Inc., a Delaware corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 002 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: __________________

National PetCare Centers, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                  corporation, fifty (50) shares of the Common Stock of Ocean Beach Veterinary Hospital, Inc., a Washington corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 3 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated: __________________

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

1

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                   corporation, One Hundred (100) shares of the Common Stock of Old River Veterinary Hospital, Inc., a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 2 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a ________________ corporation, 1,000 shares of the Common Stock of Pet Care Hospital, Inc., a Texas corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

NPC Operations, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Pets’ Rx, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                              corporation, One Thousand (1,000) shares of the Common Stock of Pets’ RX Nevada, Inc., a Nevada corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ____ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

Pets’ Rx, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Centers — Texas, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                             corporation, One Hundred (100) shares of the Common Stock of Preston Park Animal Hospital, Inc., a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Centers — Texas, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Arroyo PetCare center, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                   corporation, Fifty-Two (52) shares of the Common Stock of Raleigh Hills Veterinary Clinic, Inc., an Oregon corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 14 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

Arroyo PetCare Centers, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Vicar Operating, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                                              corporation, 1,000 shares of the Common Stock of Sound Technologies, Inc., a Delaware corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 133 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

Vicar Operating, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of Southeast Area Veterinary Medical Center, Inc., a Colorado corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ___ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of Tempe Vets, Inc., an Arizona corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ____ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, 1,000 shares of the Common Stock of Total Care Animal Hospital, Inc., a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

NPC Operations, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of University Pet Clinic, Inc., a Hawaii corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 2 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

1

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of VCA Anderson Animal Hospital, Inc., a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 2 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of VCA Closter, Inc., a New Jersey corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. _______ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfer unto Wells Fargo Bank, N.A., a                                          corporation, one thousand (1,000) shares of the Common Stock of VCA Emergency Pet Clinic, Inc., a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Vicar Operating, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of VCA Miller-Robertson #152, a California corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ____ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

Vicar Operating, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Hundred (100) shares of the Common Stock of VCA Worth Animal Hospital, Inc., an Illinois corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ___ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, VCA Animal Hospitals, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, three hundred (300) shares of the Common Stock of West Shore Veterinary Hospital, Inc., a Pennsylvania corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 6 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

VCA Animal Hospitals, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, Pets’ Rx, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, One Thousand (1,000) shares of the Common Stock of William C. Fouts, Ltd., a Nevada corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. ________ and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

Pets’ Rx, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
     For value received, NPC Operations, Inc. hereby assigns and transfers unto Wells Fargo Bank, N.A., a                                          corporation, 1,000 shares of the Common Stock of Woodland Animal Medical Center, Inc., an Oklahoma corporation, (the “Corporation”), standing in its name on the books of said Corporation represented by Certificate No. 1 and does hereby irrevocably constitute and appoint any officer of the Corporation to transfer said stock on the books of the Corporation with full power of substitution.
Dated:

NPC Operations, Inc.
By:	/s/ Tomas W. Fuller
Tomas W. Fuller
Its: Chief Financial Officer

SCHEDULE 6.1: INDEBTEDNESS

Payee	Amount

Notes
Farber, William	$230,000
Bierstedt, Roger	105,933
Villalobos, Alice & Coast Pet Clinic of Hermosa Beach, Inc.	262,913
Twin Rivers Animal Hospital, P.C.	19,419
Sahara, Robert	81,476
Lavac Enterprises, Inc.	641,072
Lavac Enterprises, Inc.	180,000
Companion Pet Clinic P.C.	18,179
Burke, Henry & Ryncarz, Alex	3,819
Gamer, Aubrey	308,634
Gamer, Aubrey & Donna Jane	548,066
Stovall, Thomas	4,850
Levine, Kenneth & Gabrielle	11,772
Levine, Kenneth & Gabrielle	201,736
Renaldo, Joseph P.	56,981
Accomero, Rene	209,891

$2,884,741

Capital Leases
American Express	$4,454
DVI Strategic Partners	8,667
US Bank Corp	33,683
American Express	4,863
Highland	13,021
DVI Strategic Partner Group	16,711
DVI Strategic Partner Group	2.252
DVI Strategic Partner Group	7,102
DVI Strategic Partner	1,913
DVI Strategic Partner	2,402
DVI Strategic Partner Group	4,182
DVI Strategic Partner Group	2,169
DVI Strategic Partner Group	12,134
Banker’s Leasing	4,228
DVI	2,779
American Express	6,311
American Express	5,108
DVI Strategic Partner Group	9,946
USB Bank Corp	11,094
Araneta, Inc.	5,196
Minolta Copier	1,866
American Express	30,362
American Express	6,810
DMD Communications	5,578
American Express	23,535
DVI	14,871
Olympic	2,578
DVI Strategic Partner	8,583
Sound Tech	17,837
Toshiba	3,860
Enterprise Fleet Leasing	5,637
Stark Leasing	6,762
Stark Leasing	41,848

$328,629

Earn-Out Payments*

Payee	2005	2006	Totals
	$90,000	$90,000	$180,000
	62,500	62,500	125,000
	150,000	—	150,000
	—	100,000	100,000
	75,000	—	75,000
	500,000	—	500,000
	1,500,000	2,000,000	3,600,000

	$2,377,600	$2,262,600	$4,630,000

Holdbacks

Payee	Holdback Amount

Williamsburg Veterinary Hospital. P.C.	50,000
Kenneth Rotondo D.V.M.	100,000
Rod Pearson D.V.M.dba Family Velerinary Clinic	100,000
Animal Care Clinic Ltd.	60,000
Animal Medical and Surgical Center	100,000
Critter Velerinary Care, PC	26,000
Skldaway Animal Hospital, PC	25,000
William S. Hotcomb DVM	50,000
Card Schubert and Tom Schubert DVM	100,000
Richard Werner D.V.M.	200,000
Saddleback Animal Care Center, Inc.	250,000
North Bayshore Animal Hospital, Inc.	100,000
Beech Road Veterinary Hospital, PC	100,000
Anthony Guerino DVM	75,000

1,335,000

*	The payee information has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6.2
PERMITTED LIENS

Original File
					Date and	Related
Debtor	Secured Party	Collateral	State	Jurisdiction	Number	Filings

Apex Veterinary Hospital, P.A.	Graybar Financial Services LLC	Leased: Intertel Axxess Telephone System and other specific equipment	NC	Secretary of State	11/29/01 #20010551126H

Brown Animal Hospital, Inc.	American Express Business Finance Corporation	Leased: 12 watt surgical laser this specific equipment	VT	Secretary of State	11/27/01 #01-146107

Indiana Veterinary Diagnostic Lab, Inc.	Dell Financial Services, L.P.	Leased: all computer equipment and peripherals	IN	Secretary of State	12/27/00 #2365410

National PetCare Centers, Inc.	Wilson, Robert E.	Fixtures, furniture, equipment In-Lieu: filed as #94-012-0232 in WA on 1/12/1994	DE	Secretary of State	1/8/04 #4005515 4

North Coast Veterinary Medical Group	Southwest Community Bank	All assets and fixtures subordinate to security interest of U.S. Small Business Administration	CA	Secretary of State	9/26/01 #0127060236

NPC Operations, Inc.	US Bancorp	Leased: Just Vision Ultrasound	DE	Secretary of State	5/12/03 #3121385 2

NPC Operations, Inc.	American Express Business Finance Corporation	Leased: Aloka Prosound 3500 Ultrasound	DE	Secretary of State	9/8/03 #3248615 0

NPC Operations, Inc.	US Bancorp	Leased: Ultrasound System with accessories	DE	Secretary of State	9/12/03 #3236948 9

SCHEDULE 6.2
PERMITTED LIENS

Original File
					Date and	Related
Debtor	Secured Party	Collateral	State	Jurisdiction	Number	Filings

NPC Operations, Inc.	American Express Business Finance	Leased: GE LOGI-Q 200 Pro Ultrasound with printer, C2B Transducercust	DE	Secretary of State	9/26/03 #3250870 6

Raleigh Hills Veterinary Clinic, PC Additional Debtor: R T Franklin DVM PC	Bank of the West	Equipment: ImagePoint Multispeciality Image System and other specific equipment	OR	Secretary of State	7/31/00 #521500

Raleigh Hills Veterinary Clinic, PC Additional Debtor: R T Franklin DVM PC	Bank of the West	Equipment: ImagePoint Multispeciality Image System and other specific equipment	OR	Secretary of Stae	8/21/00 #523709

South County Veterinary Clinic, Inc. Additional Debtor:	Kenneth R. Levine & Gabriele Z. Levine	Business equipment, fixtures, inventory accounts	CA	Secretary of State	5/2/95 #9512360342
VCA South County Animal Hospital, LLC.

South County Veterinary Clinic, Inc. Additional Debtor: VCA Animal Hospitals, Inc.	Kenneth R. Levine & Gabriele Z. Levine	Business equipment, fixtures, inventory accounts located at: 270 North Halcyon Rd., Arroyo Grande, CA	CA	Secretary of State	5/2/95 #9512360444

South County Veterinary Clinic, Inc. Additional Debtor: VCA Animal Hospitals, Inc.	Kenneth R. Levine & Gabriele Z. Levine	Business equipment, fixtures, inventory, accounts only located at: 270 North Halcyon Rd., Arroyo Grande, CA	CA	Secretary of State	5/2/95 #9512360462

SCHEDULE 6.2
PERMITTED LIENS

Original File
					Date and	Related
Debtor	Secured Party	Collateral	State	Jurisdiction	Number	Filings

Toms River Veterinary Hospital, P.A.	Secured Funding	Leased: Telemedicine system, and other specific equipment	NJ	Secretary of State	10/18/00 #2003398

University Pet Clinic, Inc.	Highland Capital Corp.	Leased: HESKA ABC Hematology system and other specific equipment	HI	Secretary of State	3/25/02 #2002-051574

VCA Antech, Inc.	General Electric Capital Corporation	Dual Module benchmark system and other specific equipment	DE	Secretary of State	10/2/03 #3256326 3

VCA Antech, Inc.	Citicorp Vendor Finance, Inc.	Copiers	DE	Secretary of State	11/2/04 #43087568

VCA Cenvet, Inc.	Nassau County Industrial Development Agency	Fixture filing in Lake Success, NY	CA	Secretary of State	10/2/02 #0227560776

VCA Professional Animal Laboratory, Inc. Additional Debtor:	Bankers/Softech/Mid-States a Divison of BAB Leasing Corp.	Leased: Clinitek 500 Urine analyzer	CA	Secretary of State	6/12/00 #0017160652
Antech Diagnostics

VCA Professional Animal Laboratory, Inc.	US Bancorp	Leased: Minolta DI620, Canon ND6551 (cameras)	CA	Secretary of State	5/12/00 #0313460065

SCHEDULE 6.2
PERMITTED LIENS

					Original File
					Date and	Related
Debtor	Secured Party	Collateral	State	Jurisdiction	Number	Filings

Pets’ Rx, Inc	Acomero, Rene	Assets, stock and leasehold interest of Princeton Animal Hospital, Inc., which operates one animal hospital, “VCA Almaden Animal Hospital,” located in California.	(1)	(1)	(1)

(1)	This is a precautionary lien.

SCHEDULE 6.7
See Appendix A to UCC Questionnaire, “Investment Related Property,” attached hereto in its entirety.

Appendix A
to UCC Diligence Certificate
INVESTMENT RELATED PROPERTY
1. Securities. Set forth below is a list of all equity interests owned by a Grantor together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):
- Please see Schedule A.1 attached hereto, as well as the organizational chart provided herewith. In addition, for ease of reference, a schedule of Permitted Partially-Owned Subsidiaries is included as well.
2. Deposit Accounts. Set forth below is a list of all bank accounts (checking, savings, money market or the like) in which any Grantor customarily maintains in excess of $10,000:
- Please see Schedule A.2 attached hereto for a list of deposit accounts.
3. Securities Accounts. Set forth below is a list of all securities accounts in which any Grantor customarily maintains securities or other assets having an aggregate value in excess of $10,000:
- None.
4. Instruments. Set forth below is a list of all instruments owed to any Grantor in the principal amount of greater than $10,000:
- Please see Schedule A.4 attached hereto.

SCHEDULE A.1
EQUITY INTERESTS

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
1. Vicar Operating, Inc.		AAH Merger Corporation	100	100	100% Common Stock	2	$0.001
2. VCA Albany Animal Hospital, Inc.		Albany Veterinary Clinic	100	100	100% Common Stock	2	$10.00
3. VCA of New York, Inc.		AHC of Southern Saratoga County, Inc.	100	100	100% Common Stock	3	None
4. VCA All Pets Animal Complex, Inc.		All Pet Complex	N/A	N/A	75% interest in partnership	N/A	N/A
5. VCA Animal Hospitals, Inc.		Animal Center, Inc.	1,000	1,000	100% Common Stock	2	None
6. VCA Animal Hospitals, Inc.		Animal Clinic of Santa Cruz, Inc.	118	118	100% Common Stock	2	None
7. VCA Animal Hospitals, Inc.		Apex Veterinary Hospital, Inc.	1044	1044	100% Common Stock	1	$1.00
8. NPC Operations, Inc.		Arroyo PetCare Center, Inc.	1,000	1,000	100% Common Stock	2	$0.01
9. VCA Asher, Inc.		VCA Asher Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
10. VCA Animal Hospitals, Inc.		Associates in Pet Care, Inc.	100	100	100% Common Stock	3	None
11. VCA Animal Hospitals, Inc.		Berwyn Veterinarian Hospital, Inc.	1,000	1,000	100% Common Stock		$5.00
			500	500	100% Class A Common Stock		$10.00
12. VCA Animal Hospitals, Inc.		Brown Animal Hospital, Inc.	1,000	1,000	100% Common Stock	1	$1.00
13. VCA Cacoosing Animal Hospital, Inc.		Cacoosing Animal Hospital, Ltd.	100	100	100% Common Stock	2	$10.00

1

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
14. NPC Operations, Inc.		Cat Clinic of Tulsa, Inc.	1,000	1,000	100% Common Stock	001	$0.01
15. VCA Clarmar Animal Hospital, Inc.		Clarmar Animal Hospital, Inc.	1,000	1,000	100% Common Stock	5	$1.00
16. VCA Animal Hospitals, Inc.		Cornerstone Veterinary Hospital, Inc.	300	300	100% Common Stock	1	$1.00
17. VCA Animal Hospitals, Inc.		C.V.T., Inc.	10,000	10,000	100% Common Stock	4	$1.00
18. VCA Detwiler Animal Hospital, Inc.		Detwiler Veterinary Clinic, Inc.	150	150	100% Common Stock	2	$1.00
19. Vicar Operating, Inc.		Diagnostic Veterinary Service, Inc.	528	528	100% Common Stock	5	None
20. Golden Merger Corporation		Eagle Park Animal Clinic, Inc.	100	100	100% Common Stock	103	None
21. VCA Eagle River Animal Hospital, Inc.		Eagle River Veterinary Hospital, Inc.	1,000	1,000	100% Common Stock	2	$1.00
22. NPC Operations, Inc.		East Mill Plain Animal Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01
23. Golden Merger Corporation		Edgebrook, Inc.	100	100	100% Common Stock	7	None
24. VCA Professional Animal Laboratory, Inc.		Florida Veterinary Laboratories, Inc.	100	100	100% Common Stock	2	$5.00
25. VCA Animal Hospitals, Inc.		Fox Chapel Animal Hospital, Inc.	100	100	100% Common Stock	2	$10.00
26. VCA Animal Hospitals, Inc.		Freehold, Inc.	1,000	1,000	100% Common Stock	7	None
27. VCA of New York, Inc.		Glen Animal Hospital Inc.	128	128	100% Common Stock	11	None

2

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
28. Vicar Operating, Inc.		Golden Merger Corporation	100	100	100% Common Stock	2	$0.001
29. Pets’Rx, Inc.		H. B. Animal Clinics, Inc.	4,465	4,468	100% Common Stock	2	$1.00
30. VCA Animal Hospitals, Inc.		Highlands Animal Hospital, Inc.	30	30	100% Common Stock	4	None
31. VCA Preofessional Laboratory, Inc.		Indiana Veterinary Diagnsotic Lab, Inc.	200	200	100% Common Stock	4	None
32. VCA Animal Hospitals, Inc.		Kirkwood Animal Hospital, Inc.	100	100	100% Common Stock	3	None
33. VCA Animal Hospitals, Inc.		Kirkwood Animal Hospital Boarding & Grooming, Inc.	100	100	100% Common Stock	3	$1.00
34. VCA Animal Hospitals, Inc.		Lafayette Veterinary Hospital, Inc.	99	99	100% Common Stock	5	None
35. Veterinary Centers of America-Texas, L.P.		Lake Jackson Veterinary Clinic, Inc.	217.75	217.75	100% Common Stock	013	$100.00
36. VCA Animal Hospitals, Inc.		Lakewood Animal Hospital, Inc.	100	100	100% Common Stock	2	None
37. VCA Lammers Animal Hospital Inc.		Lammers Veterinary Hospital, Inc.	1,750	1,750	100% Common Stock	15	$10.00
38. VCA Animal Hospitals, Inc.		Lewelling Veterinary Clinic, Inc.	100	100	100% Common Stock	2	$10.00
39. VCA Animal Hospitals, Inc.		M.S. Animal Hospitals, Inc.	50	50	100% Common Stock	2	None
40. VCA Animal Hospitals, Inc.		Main Street Small Animal Hospital	34	34	100% Common Stock	9	$100.00

3

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
41. VCA Miller Animal Hospital, Inc.		Miller Animal Hospital	700	700	100%Common Stock	5	None
42. Vicar Operating, Inc.		National PetCare Centers, Inc.	1,000	1,000	100%Common Stock	C-143	$0.001
43. Golden Merger Corporation		Newark Animal Hospital, Inc.	100	100	100%Common Stock	4	$1.00
44. VCA Animal Hospitals, Inc.		North Coast Veterinary Medical Group	100,000	100,000	100% Common Stock	3	$0.01
45. Vicar Operating, Inc.		North Rockville Veterinary Hospital, Inc.	10,000	10,000	100% Common Stock	7	None
46. VCA Animal Hospitals, Inc.		Northern Animal Hospital, Inc.	100	100	100% Common Stock	2	None
47. Vicar Operating, Inc.		Northside Animal Hospital, Inc.	500	500	100% Common Stock	3	None
48. Golden Merger Corporation		Noyes Animal Hospital, Inc.	380	380	100% Common Stock	4	$10.00
49. National PetCare Centers, Inc.		NPC Operations, Inc.	1,000	1,000	100% Common Stock	002	$0.01
50. VCA Animal Hospitals, Inc.		Ocean Beach Veterinary Hospital, Inc.	50	50	100% Common Stock	3	$100.00
51. VCA Animal Hospitals, Inc.		Old River Veterinary Hospital, Inc.	100	100	10% Common Stock	2	None
52. VCA Animal Hospitals, Inc.		Old Town Veterinary Hospital, Inc.	100	100	100% Common Stock	2	$1.00
53. NPC Operations, Inc.		Pet Care Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01
54. Pets’ Rx, Inc.		Pets’ RX Nevada, Inc.	1,000	1,000	100% Common Stock	3	None
55. Vicar Operating, Inc.		Pets’ Rx, Inc.	6,323,294	6,323,294	100% Common Stock	C80	$0.01

4

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
56. Vicar Operating, Inc.		Pets’ Rx, Inc.	915,464	915,464	100% Preferred Stock	P26	$0.01
57. Golden Merger Corporation		PPI of Pennsylvania, Inc.	1,000	1,000	100% Common Stock	2	$0.01
58. VCA Centers-Texas, Inc.		Preston Park Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
59. Pets’ Rx, Inc.	Rene Accornero[1]	Princeton Animal Hospital, Inc.	4,615 *	4,615	100% Common Stock	2	$1.00
60. Golden Merger Corporation		Professional Veterinary Services, Inc.	100	100	100% Common Stock	3	$1.00
61. Arroyo PetCare Center, Inc.		Raleigh Hills Veterinary Clinic, Inc.	52	52	100% Common Stock	14	None
62. Golden Merger Corporation		Riviera Animal Hospital, Inc.	500	500	100% Common Stock	3	$1.00
63. VCA Rossmoor, Inc.		Rossmoor — El Dorado Animal Hospital, Inc.	100	100	100% Common Stock	2	$10.00
64. VCA Silver Spur Animal Hospital, Inc.		Silver Spur Animal Hospital, Inc.	30,000	30,000	100% Common Stock	4	$1.20
65. Vicar Operating, Inc.		Sound Technologies, Inc.	1,000	1,000	100% Common Stock	133	$0.001
66. VCA Animal Hospitals, Inc.	Kenneth and Gab Levine[2]	South County Veterinary Clinic, Inc.	800 *	800	100% Common Stock	3	$10.00
67. VCA Animal Hospitals, Inc.		Southeast Area Veterinary Medical Center, Inc.	100	100	100% Common Stock	3	None

[1]	These shares are pledged pursuant to a note which contains early prepayment restrictions. Therefore the balance of the note will not be paid.

[2]	These shares are pledged pursuant to a note which contains early prepayment restrictions. Therefore the balance of the note will not be paid.

5

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
68. VCA Animal Hospitals, Inc.		Spanish River Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
69. Pets’ Rx, Inc.		Spring Mountain Animal Hospital, LLC	N/A	N/A	80% interest in partnership	N/A	N/A
70. VCA Animal Hospitals, Inc.		Sundown Animal Clinic Ltd.	2,500	2,500	100% Common Stock	2	None
71. VCA Animal Hospitals, Inc.		Tampa Animal Medical Center, Inc.	100	100	100% Common Stock	5	$1.00
72. VCA Texas Management, Inc.		Tanglewood Pet Hospital, Inc.	1,000	1,000	100% Common Stock	4	None
73. VCA Animal Hospitals, Inc.		Tempe Vets, Inc.	1,000	1,000	100% Common Stock	4	None
74. Golden Merger Corporation		The Pet Practice (Florida), Inc.	1,000	1,000	100% Common Stock	2	$0.01
75. Golden Merger Corporation		The Pet Practice (Illinois), Inc.	1,000	1,000	100% Common Stock	2	$0.01
76. Golden Merger Corporation		The Pet Practice (Massachusetts), Inc.	1,000	1,000	100% Common Stock	2	$0.01
77. Golden Merger Corporation		The Pet Practice of Michigan, Inc.	2,850,000	2,850,000	100%
			25,000	25,000	2,850,000 Class A Common Stock	12	$0.01
					25,000 Class B Common Stock	4	$1.00
78. VCA Animal Hospitals, Inc.		Toms River Veterinary Hospital, P.A.	100	100	100% Common Stock	36	None
79. NPC Operations, Inc.		Total Care Animal Hospital, Inc.	1,000	1,000	100% Common Stock	001	$0.01

6

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
80. VCA Animal Hospitals, Inc.		University Pet Clinic, Inc.	100	100	100% Common Stock	2	$10.00
81. Vicar Operating, Inc.		VCA — Asher, Inc.	100	100	100% Common Stock	2	$0.001
82. VCA Animal Hospitals, Inc.		VCA Alabama, Inc.	100	100	100% Common Stock	2	$10.00
83. Albany Veterinary Clinic, Inc.		VCA Albany Animal Hospital, LP	N/A	N/A	70% interest in partnership	N/A	N/A
84. Vicar Operating, Inc.		VCA Albany Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
85. Vicar Operating, Inc.		VCA Albuquerque, Inc.	100	100	100% Common Stock	2	$0.001
86. VCA Animal Hospitals, Inc.		VCA All Care Animal Hospital, L.P.	N/A	N/A	55% interest in partnership	N/A	N/A
87. Vicar Operating, Inc.		VCA All Pets Animal Complex, Inc.	100	100	100% Common Stock	2	$0.001
88. Vicar Operating, Inc.		VCA Alpine Animal Hospital, Inc.	100	100	100% Common Stock	3	$0.001
89. VCA Animal Hospitals, Inc.		VCA Anderson Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
90. Vicar Operating, Inc.		VCA Anderson of California Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
91. Vicar Operating, Inc.		VCA Animal Hospitals, Inc.	100	100	100% Common Stock	2	$0.001
92. VCA Animal Hospitals, Inc.		VCA Animal Hospitals — Texas, L.P.	N/A	N/A	74% interest in partnership	N/A	N/A
93. VCA Centers-Texas, Inc.		VCA Animal Hospitals — Texas, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A

7

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
94. VCA Animal Hospitals, Inc.		VCA Animal Medical Center, LP	N/A	N/A	80% interest in partnership	N/A	N/A
95. Vicar Operating, Inc.		VCA APAC Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
96. Associates In Pet Care, S.C.		VCA Associates Animal hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
97. VCA Alabama, Inc.		VCA Becker Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
98. Pets’ Rx, Inc.		VCA Black Mountain Animal Hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
99. Vicar Operating, Inc.		VCA Cacoosing Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
100. VCA Animal Hospitals, Inc.		VCA Castle Shannon Veterinary Hospital, Inc.	100	100	100% Common Stock	2	$0.001
101. Vicar Operating, Inc.		VCA Centers- Texas, Inc.	100	100	100% Common Stock	2	$0.01
102. VCA Professional Animal Laboratory, Inc.		VCA Cenvet, Inc.	100	100	100% Common Stock	2	$0.001
103. VCA Animal Hospitals, Inc.		VCA Chancellor Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
104. Vicar Operating, Inc.		VCA Clarmar Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
105. Vicar Operating, Inc.		VCA Clinical Veterinary Labs, Inc.	100	100	100% Common Stock	2	$0.001
106. Vicar Operating, Inc.		VCA Clinipath Labs, Inc.	10,000	10,000	100% Common Stock	3	None

8

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
107. VCA Animal Hospitals, Inc.		VCA Closter, Inc.	1,000	1,000	100% Common Stock	5	None
108. VCA Animal Hospitals, Inc.		VCA Companion Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
109. Vicar Operating, Inc.		VCA Detwiler Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
110. VCA Animal Hospitals, Inc.		VCA Dover Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
111. VCA Animal Hospitals, Inc.		VCA Durant Road Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
112. Vicar Operating, Inc.		VCA Eagle River Animal Hospital, Inc.	100	100	100% Common Stock	2	$1.00
113. VCA Animal Hospitals, Inc.		VCA East Anchorage Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
114. Edgebrook, Inc.		VCA Edgebrook Animal Hospital, LP	N/A	N/A	80% interest in partnership	N/A	N/A
115. VCA Animal Hospitals, Inc.		VCA E1 Mirage Animal hospital, L.P.	N/A	N/A	75% interest in partnership	N/A	N/A
116. VCA Animal Hospitals, Inc.		VCA Emergency Pet Clinic, Inc.	1000	1000	100% Common Stock	1	None
117. VCA Animal Hospitals, Inc.		VCA Greater Savannah Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
118. VCA Animal Hospitals, Inc.		VCA Heritage Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
119. VCA Animal Hospitals, Inc.		VCA Howell Branch Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001

9

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
120. Vicar Operating, Inc.		VCA Kaneohe Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
121. Vicar Operating, Inc.		VCA Lakeside Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
122. Vicar Operating, Inc.		VCA Lamb and Stewart Animal Hospital, Inc.	100	100	100% Common Stock	2	None
123. Vicar Operating, Inc.		VCA Lammers Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
124. Vicar Operating, Inc.		VCA Lewis Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
125. VCA Animal Hospitals, Inc.		VCA MacArthur Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
126. Vicar Operating, Inc.		VCA Marina Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
127. Vicar Operating, Inc.		VCA Miller-Robertson #152	100	100	100% Common Stock	3	$0.001
128. Vicar Operating, Inc.		VCA Mission, Inc.	100	100	100% Common Stock	2	$0.001
129. VCA Animal Hospitals, Inc.		VCA Missouri, Inc.	100	100	100% Common Stock	1	$0.001
130. VCA Animal Hospitals, Inc.		VCA New London Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
131. Vicar Operating, Inc.		VCA Northboro Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
132. Vicar Operating, Inc.		VCA Northwest Veterinary Diagnostics, Inc.	100	100	100% Common Stock	2	$0.001

10

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
133. Vicar Operating, Inc.		VCA of New York, Inc.	100	100	100% Common Stock	R2	$0.01
134. Vicar Operating, Inc.		VCA of San Jose, Inc.	100	100	100% Common Stock	2	None
135. Vicar Operating, Inc.		VCA of Teresita, Inc.	100	100	100% Common Stock	2	$0.001
136. VCA Animal Hospitals, Inc.		VCA Oneida Animal Hospital, L.P.	N/A	N/A	85.714% interest in partnership	N/A	N/A
137. Preston Park Animal Hospital, Inc.		VCA Preston Park Animal Hospital, L.P.	N/A	N/A	74% interest in partnership	N/A	N/A
138. VCA Centers-Texas, Inc.		VCA Preston Park Animal Hospital, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A
139. Vicar Operating, Inc.		VCA Professional Animal Laboratory, Inc.	100	100	100% Common Stock	2	$.001
140. Vicar Operating, Inc.		VCA Real Property Acquisition Corporation	100	100	100% Common Stock	2	None
141. VCA Animal Hospitals, Inc.		VCA Referral Associates Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
142. Vicar Operating, Inc.		VCA Rohrig Animal Hospital, Inc.	100	100	100% Common Stock	2	None
143.VCA Rohrig Animal Hospital, Inc.		VCA Rohrig Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
144. VCA Animal Hospitals, Inc.		VCA Rome Animal Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
145. Vicar Operating, Inc.		VCA — Rossmoor, Inc.	100	100	100% Common Stock	2	$0.001

11

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
146. Vicar Operating, Inc.		VCA Silver Spur Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
147. South County Veterinary Clinic, Inc.		VCA South County Animal Hospital, LLC	N/A	N/A	70% interest in partnership	N/A	N/A
148. Vicar Operating, Inc.		VCA South Shore Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
149. Vicar Operating, Inc.		VCA Squire Animal Hospital, Inc.	100	100	100% Common Stock	2
150. VCA Animal Hospitals, Inc.		VCA St. Petersburg Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
151. Vicar Operating, Inc.		VCA Texas Management, Inc.	100	100	100% Common Stock	2	$0.001
152. Toms River Veterinary Hospital, P.A.		VCA Toms River Veterinary Hospital, L.P.	N/A	N/A	80% interest in partnership	N/A	N/A
153. VCA Animal Hospitals, Inc.		VCA Triangle Tower Animal Hospital, L.P.	N/A	N/A	90% interest in partnership	N/A	N/A
154. VCA Animal Hospitals, Inc.		VCA Worth Animal Hospital, Inc.	100	100	100% Common Stock	3	None
155. Vicar Operating, Inc.		VCA Wyoming Animal Hospital, Inc.	100	100	100% Common Stock	2	$0.001
156. VCA Centers-Texas, Inc.		Veterinary Centers of America — Texas, L.P.	N/A	N/A	1% interest in partnership	N/A	N/A
157. VCA Texas Management, Inc.		Veterinary Centers of America — Texas, L.P.	N/A	N/A	99% interest in partnership	N/A	N/A
158. VCA Marina Animal Hospital, Inc.		Veterinary Hospitals, Inc.	100	100	100% Common Stock	2	None

12

	Party to
	whom	Company	No. of	Total		Stock
	Stock	whose Stock is	Shares	Issued	% and Type of	Certificate
Grantor/Pledgor	Pledged	Pledged	Pledged	Shares	Interest Pledged	No.	Par Value
159.VCA Antech, Inc.		Vicar Operating, Inc.	100	100	100% Common Stock	1	$0.001
160. VCA Animal Hospitals, Inc.		West Los Angeles Veterinary Medical Group, Inc.	800	800	100% Common Stock	4	$5.00
161. VCA Animal Hospitals, Inc.		West Shore Veterinary Hospital, Inc.	300	300	100% Common Stock	6	$1.00
162. Pets’ Rx, Inc.		William C. Fouts, Ltd.	1,000	1,000	100% Common Stock	3	None
163. VCA Animal Hospitals, Inc.		Wingate, Inc.	1,000	1,000	100% Common Stock	2	None
164. NPC Operations, Inc.		Woodland Animal Medical Center, Inc.	1,000	1,000	100% Common Stock	001	$0.01

13

SCHEDULE A2: Part I
BANK ACCOUNTS: Animal Hospitals

								LEGAL	ACCOUNT
BANK NAME	ACCOUNT NAME	ADDRESS	CITY	STATE	ZIP	PHONE NUMBER	TAX ID #	ENTITY	NUMBER*

Harris Bank	The Pet Practice c/o Veterinary Centers of America	201 S. Grove Avenue	Barrington	IL	60010	888-340-2265	36-2654605	Neyes Animal Hospital, Inc.
Bank of America NA	Pet Practice Inc-DBA Bowle Animal Hospital	P.O. Box 27025	Richmond	VA	23261-7025	800-241-5788	38-3136205	Golden Merger Corporation
Calvin B. Taylor Banking Co.	Delmarva Vet Hospital	P.O. Box 5	Berlin	MD	21811-0005	410-641-1700	38-3136205	Golden Merger Corporation
PNC Bank	The Pet Practice-Newark	P.O. Box 609	Pittsburgh	FA	15230-9738	800-287-2265	38-3136205	Newark Animal Hospital, Inc.
Farmers State Bank	VCA Aroma Park	3308 Waldron Road	Aroma Park	Illinois	60910	815-939-9458	95-4097995	The Pet Practice (Illinois), Inc.
Key Bank	VCAAH, Inc. dba VCA Brown Animal Hospital	P.O. Box 22114	Albany	NY	12201-2114	888-539-4249	95-4097995	VCA Animal Hospitals, Inc.
Citizens Bank	VCA Berwyn Animal Hospital	3322 S. Oak Park Avenue	Berwyn	IL	60402	800-806-1692	95-4398490	Berywn Veterinarian Hospilal, Inc.
M & T Bank	VCA Cacoosing Animal Hospital	499 Mitchell Street Dept#501-460	Millsboro	DE	19966	800-220-6004	95-4445011	VCA Cacoosing Animal Hospilal, Inc.
Union Bank	VCA Lakeside Animal Hospital, Inc-Veterinary Centers of America	P.O. Box 85413	San Diego	CA	92186	800-238-4486	95-4482685	VCA Lakeside Animal Hospital, Inc.
Commwealth Savings	VCA Animal Hospital of Sinking Spring	P.O. Box 2100	Valley Forge	PA	19482-2100	800-327-9885	95-4525461	VCA Animal Hospitals, Inc.
Nat’L City Bank of PA	VCA Fox Chapel Shadyside Animal Hospital	116 Alleghency Center Mail	Pittsburgh	PA	15212-5356	800-352-0186	95-4544549	Fox Chapel Animal Hospital, Inc.
Cecil Federal Savings Bank	VCA Elkiton Animal Hospital-Veterinary Centers of America Inc.	127 North Street	Elkton	MD	21921	410-398-1650	95-4552462	VCA Animal Hospitals, Inc.
Wachovia Bank	VCA Glasgow Animal Hospital	Dept VA7300, P.O. Box 40031	Roanoke	VA	24022-0031	(800) 566-3862	95-4552462	VCA Animal Hospitals, Inc.
Polomac Valley Bank	VCA Vet Referral Associates Animal-Hospital Inc.	702 Russell Avenue	Gaithersburg	MD	20877-2606	888-345-1500	95-4552468	VCA Referral Associates Animals Hospital, Inc.
Bank of Hanover	VCA Conewago Animal Hospltal-Inc	25 Carlisle Street	Hanover	PA	17331	717-637-2201	95-4553984	VCA Animal Hospitals, Inc.
Bank of America NA	VCA All Creatures Animal Hospital	P.O. Box 27025	Richmond	VA	23261-7025	800-232-5252	95-4574532	VCA Animal Hospitals, Inc.
Citizens Bank	VCA New London Animal Hospital	1 Citizens Drive	Riverside	RI	02915-3000	800-862-6200	95-4574532	VCA Animal Hospitals, Inc.
Coastal Federal Savings	VCA Palmetto Animal Hospital	112 Waccamaw Medical Park Drive	Conway	SC	29526	843-4444-0216	95-4574532	VCA Animal Hospitals, Inc.
Salin Bank & Trust	VCA Animal Hospitals, Inc.-VCA Lafayette	400 Main Street	Lafayette	IN	47901	765-742-5901 ext 2129	95-4374532	VCA Animal Hospitals, Inc.
Savings Bank of Manchester	VCA Valley Animal Hospital	923 Main Street	Manchester	CT	06045-0231	800-455-3115	95-4574332	VCA Animal Hospitals, Inc.
TIB Bank of the Keys	VCA Upper Keys Vet Clinic	91980 Overseas Highway	Tavernier	PL	33070	305-451-5907	95-4574532	VCA Animal Hospitals, Inc.
Wachovia Bank	VCA Animal Hospitals, Inc. dba VCA MacArthur Animal Hospilal	5201 MacArthur Blvd. NW	Washington	DC	20007	202-637-2515	95-4554532	VCA Animal Hospitals, Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4574532	VCA Animal Hospitals, Inc.
Sun Trust Bank	Veterinary Center of America Squire-Veterinary Clinic	P.O. Box 85024	Richmond	VA	23285-5024	800-752-2515	95-4599032	VCA Squire Animal Hospitals, Inc.
Associated Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213253-7550	95-4817565	Vicar Operating, Inc.
Bank of Oklahoma	VICAR Inc dba Veterinary Centers of America	One Williams Center, 8th Floor	Tulsa	OK	74172	918-595-3116	95-4817565	Vicar Operating, Inc.
Fleet Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7350	95-4817365	Vicar Operating, Inc.
Harris Bank	The Pet Practice-DBA Animal Clinic of Wilmington	2901 N. Mannheim Road	Franklin Park	IL	60131-2280	847-678-6900	95-4817565	Vicar Operating, Inc.
National City Bank of MI/IL	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
US Bank	VTCAR Inc dba Veterinary Centers of America-Bankcards	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
US Bank	VCA Lakeshore Animal Hospital, Inc.	135 South LaSalle Street	Chicago	IL	60603	312-904-7272	95-4817565	VCA Animal Hospitals, Inc.
Wachovia Bank	VICAR Inc dba VCA Lewis Animal Hospital	P.O. Box 2870	Jacksonville	FL	32231	800-222-3862	95-4817565	Vicar Operating. Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America-Bankcards	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America-Bankcards	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.
Wachovia Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating. Inc.
Wells Fargo Bank	VICAR Inc dba Veterinary Centers of America	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817555	Vicar Operating, Inc.
Wells Fargo Bank	VICAR Inc dba Veterinary Centers of America-Bankcards	333 S. Grand Avenue, 12th Floor	Los Angeles	CA	90071	213-253-7550	95-4817565	Vicar Operating, Inc.

*	The account number associated with each account has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE A.2: Part II
LABORATORY BANK ACCOUNTS

Legal Name		Account #*	Type	Financial Institution

Wells Fargo Bank, N.A.
VGA Professional Animal Laboratory, Inc.				P.O. Box 63020
DBA Antech Diagnostics-Depository			Depository	San Francisco, CA 94163

Wells Fargo Bank, N.A.
			Disbursement-	P.O. Box 63020
Vicar Operating, Inc. Antech DIA			Operating	San Francisco, CA 94163

JP Morgan Chase Bank
P.O. Box 5206
VCA Cenvet, Inc.			Depository	New Hyde Park, NY 11042

VCA Operating, Inc.	DBA		Disbursement-	Wells Fargo Bank, N.A. P.O. Box 63020
VCA Antech Inc., -Manual Payroll			Manual Payroll	San Francisco, CA 94163

Wells Fargo Bank, N.A.
VCA Operating, Inc.	DBA		Disbursement-	P.O. Box 63020
VCA Antech Inc.-Payroll			Payroll	San Francisco, CA 94163

*	The account number associated with each account has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE A.2: Part III
CORPORATE BANK ACCOUNTS

Bank Name	Legal Entity	Address	Type of Account	Account #*	Contract	Phone #	Account purpose

Wells Fargo Bank, N.A.	Vicar Operating Inc.	333 S. Grand Ave 9th Floor LA., Calif 90071	Wholesale Checking		Mike St. Geme	213-253-7304	Operations account
Wells Fargo Bank, N.A.	Vicar Operating Inc.	333 S. Grand Ave 9th Floor LA., Calif 90071	Wholesale Checking		Mike St. Geme	213-253-7550	VCA Health Insurance
Wells Fargo Bank, N.A.	Vicar Operating Inc.	333 S. Grand Ave 9th Floor LA., Calif 90071	Wholesale Checking		Mike St. Geme	213-253-7550	NPC Health Insurance
Wells Fargo Bank, N.A.	Vicar Operating Inc.	333 S. Grand Ave 9th Floor LA., Calif 90071	Wholesale Checking		Mike St. Geme	213-253-7550	VCA Holding account
Wells Fargo Bank, N.A.	Vicar Operating Inc.	707 Wilshire Blvd. 17th Floor LA., Calif 90017	Money Market Investment		Doug Morello	213-614-2244	Investment

*	The account number associated with each account has been omitted and filed separately with the Securities and Exchange Commission.

Schedule A2: Part IV
Medical Equipment Segment Bank Accounts
City National Bank
5650 E1 Camino Real, Suite 130
Carlsbad, CA 92008
Business Checking*
Signature Authority: Kevin Wilson, Steve Eyl, Debra Gillespie, Nicole Allen
City National Bank
5650 El Camino Real, Suite 130
Carlsbad, CA 92008
Money Market*
Signature Authority: Kevin Wilson, Steve Eyl, Debra Gillespie
City National Bank
5650 El Camino Real, Suite 130
Carlsbad, CA 92008
Money Market*
Signature Authority: Kevin Wilson, Steve Eyl, Debra Gillespie
Bank of America
Fallbrook Branch
P.O. Box 37176
San Francisco, CA 94137-0001
Business Checking*
Signature Authority: Kevin Wilson, Steve Eyl, Debra Gillespie
Merrill Lynch
7825 Fay Avenue, Suite 300
La Jolla, CA 92037
Working Capital Management Account*
Signature Authority: Kevin Wilson, Steve Eyl, Debra Gillespie

*	The account number associated with this account has been omitted and filed separately with the Securities and Exchange Commission.

44

Schedule A.4, Part I: Instruments Notes Receivable > $10,000

			Current
		Original Principal	Principal Amount
Grantor	Issuer of Instrument*	of Instrument	of Instrument	Maturity Date
Edgebrook, Inc.		309,509	292,141	August-14
VCA of New York, Inc.		111,000	85,747	May-12
VCA Dover Animal Hospital, Inc.		229,887	229,887	April-15
Preston Park Animal Hospital, Inc.		522,319	522,319	August-09
VCA Alabama, Inc.		180,000	180,000	February-10
VCA Animal Hospitals, Inc.		350,000	330,457	July-14
South County Veterinary Clinic, Inc.		180,000	148,416	October-15
Pet’s Rx, Inc.		340,000	243,683	April-10
VCA Animal Hospital, Inc.		292,500	193,936	June-09
VCA Antech, Inc.		240,000	219,281	December-08
VCA Antech, Inc.		25,000	20,641	January-09
The Pet Practice (Illinois), Inc.		294,179	63,466	October-06
National PetCare Centers, Inc.		428,023	373,591	February-11	a
Arroyo PetCare Center, Inc.		130,000	130,000	April-10

Notes:

A)	A reciprocal note was acquired at the same time as this note, in connection with the NPC transaction. The reciprocal note will offset this note.

The original amount of the reciprocal note was $241,815, the current principal amount is $221,025 and the maturity date is December-08.

*	The identity of each issuer has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE A.4, Part II: Instruments
Swap Agreements
1.	Terms of the Interest Rate Swap:
Notional: $20,000,000 bullet
Trade Date: May 7, 2003
Effective Date: May 30, 2003
Term Date: May 31, 2005
Vicar pays fixed ate 1.72% monthly, Actual/360
Vicar receives 1-Month LIBOR monthly, Actual/360

Parties: Fixed Rate Payer: Vicar Operating, Inc. Floating Rate Payer: Wells Fargo Bank, N.A.

2.	Terms of the Interest Rate Swap:
Notional: $20,000,000 bullet
Trade Date: May 20, 2003
Effective Date: May 30, 2003
Term Date: May 31, 2005
Vicar pays fixed ate 1.505% monthly, Actual/360
Vicar receives 1-Month LIBOR monthly, Actual/360

Parties: Fixed Rate Payer: Vicar Operating, Inc. Floating Rate Payer: Goldman Sachs Capital Markets, L.P.

EXHIBIT A-1 TO
CREDIT AND GUARANTY AGREEMENT
FUNDING NOTICE
     Reference is made to the Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
     Pursuant to the applicable Section of the Credit Agreement (2.2 for Revolving Loans; 2.3 for Swing Line Loans; 2.1(c) for Delayed Draw Term Loans), Company desires that Lenders make the following Loans to Company in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yy] (the “Credit Date”):

1.	Revolving Loans

	☐	Base Rate Loans:	$[___,___,___]

	☐	Eurodollar Rate Loans, with an Initial Interest Period of __________ Month(s):	$[___,___,___]

2.	Swing Line Loans:		$[___,___,___]

	☐	Base Rate Loans:	$[___,___,___]

3.	Delayed Draw Term Loans:		$[___,___,___]

	☐	Base Rate Loans:	$[___,___,___]

	☐	Eurodollar Rate Loans, with an Initial Interest Period of __________ Month(s):	$[___,___,___]
     Company hereby certifies that:
     (i) with respect to any Revolving Loan, after making any such Loan

A1-1

requested on such Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;
     (ii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date;
     (iii) as of such Credit Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

Date: [mm/dd/yy]	VICAR OPERATING, INC.
By:
Name:
Title:

A1-2

EXHIBIT A-2 TO
CREDIT AND GUARANTY AGREEMENT
CONVERSION/CONTINUATION NOTICE
     Reference is made to the Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
     Pursuant to Section 2.8 of the Credit Agreement, Company desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [mm/dd/yy]:
     1. Term Loans:

$[___,___,___]	Eurodollar Rate Loans to be continued	Initial Interest Period of __________ month(s)

$[___,___,___]	Base Rate Loans to be converted to Eurodollar Rate Loans	Initial Interest Period of __________ month(s)

$[___,___,___]	Eurodollar Rate Loans to be converted to Base Rate Loans
     2. Revolving Loans:

$[___,___,___]	Eurodollar Rate Loans to be continued	Initial Interest Period of __________ month(s)

$[___,___,___]	Base Rate Loans to be converted to Eurodollar Rate Loans	Initial Interest Period of __________ month(s)

EXHIBIT A-2-1

$[___,___,___]	Eurodollar Rate Loans to be converted to Base Rate Loans
     Company hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: [mm/dd/yy]	VICAR OPERATING, INC.
By:
Name:
Title:

EXHIBIT B-1-2

EXHIBIT A-3 TO
CREDIT AND GUARANTY AGREEMENT
ISSUANCE NOTICE
     Reference is made to the Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
     Pursuant to Section 2.23 of the Credit Agreement, Company desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [mm/dd/yy] (the “Credit Date”) in an aggregate face amount of $[     ,     ,     ].
Attached hereto for each such Letter of Credit are the following:
               (a) the stated amount of such Letter of Credit;
               (b) the name and address of the beneficiary;
               (c) the expiration date; and
               (d) either (i) the verbatim text of such proposed Letter of Credit, or (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.
Company hereby certifies that:
     (i) after issuing such Letter of Credit requested on the Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;
     (ii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date;
EXHIBIT B-1-3

     (iii) as of such Credit Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default.

Date: [mm/dd/yy]	VICAR OPERATING, INC.

By:
Name:
Title:

EXHIBIT B-1-4

EXHIBIT B-1 TO
CREDIT AND GUARANTY AGREEMENT
TERM LOAN NOTE

$[1][ , ,	[2][mm/dd/yy]
     FOR VALUE RECEIVED, VICAR OPERATING, INC., a Delaware corporation (“Company”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns the principal amount of [1][DOLLARS] ($[     ,     ,     ][1]) in the installments referred to below.
     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent (the “Administrative Agent”).
     Company shall make principal payments on this Note as set forth in Section 2.11 of the Credit Agreement.
     This Note is one of the “Term Notes” in respect of [Closing Date Term Loans and Delayed Draw Term Loans the aggregate principal amount of $425,000,000] [New Term Loans in the aggregate principal amount of $                       for the Series of which the New Term Loan evidenced by this Note is a part] and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the [New] Term Loan evidenced hereby was made and is to be repaid.
     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem

[1]	Lender’s Term Loan Commitment

[2]	Date of Issuance
EXHIBIT B-1-1

and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.
     This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.
     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.
     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.
     This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.
     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.
     Company promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.
EXHIBIT B-1-2

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

VICAR OPERATING, INC.
By:
Name:
Title:

EXHIBIT B-1-3

EXHIBIT B-2 TO
CREDIT AND GUARANTY AGREEMENT
REVOLVING LOAN NOTE

$[1][___,___,___]	[2][mm/dd/yy]
     FOR VALUE RECEIVED, VICAR OPERATING, INC., a Delaware corporation (“Company”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before [mm/dd/yy], the lesser of (a) [1] [DOLLARS] ($[1][      ,      ,      ]) and (b) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.
     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
     This Note is one of the “Revolving Loan Notes” in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.
     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment

[1]	Lender’s Revolving Credit Commitment

[2]	Date of Issuance
EXHIBIT B-2-1

made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.
     This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.
     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.
     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.
     This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.
     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.
     Company promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.
EXHIBIT B-2-2

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

VICAR OPERATING, INC.
By:
Name:
Title:

EXHIBIT B-2-3

TRANSACTIONS
ON
REVOLVING LOAN NOTE

Outstanding
	Type of	Amount of	Amount of	Principal
	Loan Made	Loan Made	Principal Paid	Balance	Notation
Date	This Date	This Date	This Date	This Date	Made By

EXHIBIT B-2-4

EXHIBIT B-3 TO
CREDIT AND GUARANTY AGREEMENT
SWING LINE NOTE

$[1][ , , ]	[2][mm/dd/yy]
     FOR VALUE RECEIVED, VICAR OPERATING, INC., a Delaware corporation (“Company”), promises to pay to WELLS FARGO BANK, N.A., as Swing Line Lender (“Payee”), on or before [mm/dd/yy], the lesser of (a) [1] [DOLLARS] ($[___, ___, ___]) and (b) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.
     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
     This Note is the “Swing Line Note” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.
     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.
This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.
      THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE

[1]	Swing Line Sublimit

[2]	Date of Issuance

EXHIBIT B-3-1

HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.
The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.
     This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.
     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.
     Company promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

EXHIBIT B-3-2

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

VICAR OPERATING, INC.
By:
Name:
Title:

EXHIBIT B-3-3

TRANSACTIONS
ON
SWING LINE NOTE

Outstanding
	Amount of	Amount of	Principal
	Loan Made	Principal Paid	Balance	Notation
Date	This Date	This Date	This Date	Made By

EXHIBIT C TO
CREDIT AND GUARANTY AGREEMENT
COMPLIANCE CERTIFICATE
THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:
     1. I am the Chief Financial Officer of VCA ANTECH, INC. (“Holdings”) and VICAR OPERATING, INC. (“Company”).
     2. I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements.
     3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.
     The foregoing certifications, together with the computations set forth in the Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered [mm/dd/yy] pursuant to Section 5.1(d) of the Credit Agreement.

VCA ANTECH, INC. VICAR OPERATING, INC.
By:
Name:
	Title:	Chief Financial Officer

EXHIBIT C-5

ANNEX A TO
COMPLIANCE CERTIFICATE
FOR THE FISCAL [QUARTER] [YEAR] ENDING [mm/dd/yy].

1. Consolidated Adjusted EBITDA: (i) – (ii) =		$	[ , , ]

(i)	(a) Consolidated Net Income:	$	[ , , ]

	(b) Consolidated Interest Expense:	$	[ , , ]

	(c) provisions for taxes based on income:	$	[ , , ]

	(d) total depreciation expense:	$	[ , , ]

	(e) total amortization expense:	$	[ , , ]

	(f) other non-cash items reducing Consolidated Net Income[*]:	$	[ , , ]

	(g) to the extent deducted in calculating Consolidated Net Income, Transaction Costs:	$	[ , , ]

(ii)	other non-cash items increasing Consolidated Net Income[**]:	$	[ , , ]

2. Consolidated Capital Expenditures: ((i) – (ii)) + (iii) =		$	[ , , ]

(i)
the aggregate of the expenditures of Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of Company and its Subsidiaries:
		$	[ , , ]

(ii)	(a) any acquisition of assets that constitutes

[*]	Excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period but, notwithstanding anything to the contrary herein, including without limitation, reserves for lease expense and other charges and expenses related to the closure of hospitals to the extent not paid in cash.

[**]	Excluding any such non-Cash item to the extent that it represents the reversal of an accrual or reserve for potential Cash items in any prior period.

EXHIBIT C-6

a Permitted Acquisition:	$	[ , , ]

(b) expenditures made by Company pursuant to Sections 2.13(a) and 2.13(b) of the Credit Agreement:	$	[ , , ]

(iii)
to extent not otherwise included, expenditures of Company and its Subsidiaries with respect to assets constituting fee interest in real property acquired by Company or its Subsidiaries in connection with a Permitted Acquisition
	$	[ , , ]

3. Consolidated Cash Interest Expense:	$	[ , , ]

4. Consolidated Current Assets:	$	[ , , ]

5. Consolidated Current Liabilities:	$	[ , , ]

6. Consolidated Excess Cash Flow: (i) – (ii) – (or +) (iii) =	$	[ , , ]

(i) (a) Consolidated Adjusted EBITDA:	$	[ , , ]

(b) Consolidated Working Capital Adjustment	$	[ , , ]

(ii) (a) voluntary and scheduled repayments of Consolidated Total Debt[***]	$	[ , , ]

(b) Consolidated Capital Expenditures[****]:	$	[ , , ]

(c) Consolidated Cash Interest Expense	$	[ , , ]

(d) the provision for current taxes based on income of Holdings and its Subsidiaries and payable in cash:	$	[ , , ]

(e) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, cash payments made in connection with Permitted Acquisitions [*****];	$	[ , , ]

[***]	Excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Credit Commitments are permanently reduced in connection with such repayments.

[****]	Net of any proceeds of any related financings with respect to such expenditures.

[*****]	Net of any proceeds of related financing.

EXHIBIT C-7

	(f) all amounts that were made as Investments in Persons, other than Holdings, Company or a Guarantor Subsidiary:	$	[ , , ]

	(g) Transaction Costs to the extent paid in cash:	$	[ , , ]

(h)    all amounts that were distributed pro rata to the holders of Capital Stock of Subsidiaries of Company (other than Company and Subsidiaries of Company) or that were paid in cash to repurchase the Capital Stock of Holdings or any Subsidiary of Company from a Person who is not an Affiliate of Company:
		$	[ , , ]

(iii)
the amount by which outstanding loans permitted pursuant to Section 6.7(g) of the Credit Agreement increased or decreased during such period when compared to such amount as of the end of the immediately preceding Fiscal Year:
		$	[ , , ]

7. Consolidated Fixed Charges: (i) + (ii) + (iii) + (iv) =		$	[ , , ]

(i)	Consolidated Cash Interest Expense:	$	[ , , ]

(ii)	scheduled payments of principal on Consolidated Total Debt:	$	[ , , ]

(iii)	Consolidated Capital Expenditures:	$	[ , , ]

(iv)	provisions for current cash taxes based on income:	$	[ , , ]

8. Consolidated Interest Expense:		$	[ , , ]

9. Consolidated Net Income: (i) – (ii) =		$	[ , , ]

(i)	the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP:	$	[ , , ]

(ii)
(a)    the income of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person:
		$	[ , , ]

(b) the income (or loss) of any Person accrued

EXHIBIT C-8

prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person’s assets are acquired by Company or any of its Subsidiaries:
		$	[ , , ]

(c)    the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary:
		$	[ , , ]

	(d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan:	$	[ , , ]

	(e) to the extent not included in clauses (ii)(a) through (d) above, any net extraordinary gains or net extraordinary losses:	$	[ , , ]

10. Consolidated Total Debt:		$	[ , , ]

11. Consolidated Working Capital: (i) – (ii) =		$	[ , , ]

(i)	Consolidated Current Assets:	$	[ , , ]

(ii)	Consolidated Current Liabilities:	$	[ , , ]

12. Consolidated Working Capital Adjustment: (i) – (ii) =		$	[ , , ]

(i)	Consolidated Working Capital as of the beginning of such period:	$	[ , , ]

(ii)	Consolidated Working Capital as of the end of such period:	$	[ , , ]

13. Fixed Charge Coverage Ratio: (i)/(ii) =

(i)	Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended:	$	[ , , ]

(ii)	Consolidated Fixed Charges for such four-Fiscal Quarter period:	$	[ , , ]

EXHIBIT C-9

	Actual:		_.__:1.00
	Required:		1.20:1.00
14. Leverage Ratio: (i)/(ii) =

(i) Consolidated Total Debt		$	[ , , ]

(ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended:		$	[ , , ]

	Actual:		_.__:1.00
	Required:		_.__:1.00
15. Maximum Consolidated Capital Expenditures

50% of the unutilized amount for the prior Fiscal Year, excluding any amount from any Fiscal Year prior to the immediately preceding Fiscal Year (Carryover Amount):		$	[ , , ]

For Fiscal Year 20	Actual:	$	[ , , ]
	Required:**	$	[ , , ]

**	Sum of $40,000,000 and Carryover Amount from prior Fiscal Year.

EXHIBIT C-10

EXHIBIT D TO
CREDIT AND GUARANTY AGREEMENT
OPINIONS OF COUNSEL
See Execution Versions

EXHIBIT D-1

EXHIBIT E TO
CREDIT AND GUARANTY AGREEMENT
ASSIGNMENT AGREEMENT
     This ASSIGNMENT AGREEMENT (this “Agreement”), dated as of the Effective Date as set forth on Schedule I annexed hereto (the “Effective Date”), by and between the parties signatory hereto and designated as Assignor (“Assignor”) and Assignee (“Assignee”).
RECITALS:
     WHEREAS, Assignor is party to that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent; and
     WHEREAS, Assignor desires to sell and assign to Assignee, and Assignee desires to purchase and assume from Assignor, certain rights and obligations of Assignor under the Credit Agreement.
     NOW, THEREFORE, in consideration of the agreements and covenants herein contained and for such other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Assignment and Assumption. (a) Subject to the terms and conditions hereof, as of the Effective Date, Assignor sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee purchases and assumes from Assignor, the percentage interest specified on Schedule I, which is determined as a percentage of the aggregate amount of all Term Loan Commitments, New Term Loan Commitments, Revolving Commitments and outstanding Loans, in all of the rights and obligations with respect to the Term Loan Commitments, New Term Loan Commitments, Revolving Commitments and outstanding Loans arising under the Credit Agreement and the other Credit Documents (the “Assigned Share”).
          (b) Upon the occurrence of the Effective Date: the Assignee shall have the rights and obligations of a “Lender” to the extent of the Assigned Share and shall thereafter be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Documents; Assignor shall, to the extent of the Assigned Share, relinquish its rights (other than any rights which survive the termination of the Credit Agreement under Section 10.8 thereof) and be released from its obligations under the Credit Agreement; and the Commitments shall be

EXHIBIT E-1

modified to reflect the Commitments of Assignee and the remaining Commitments of Assignor, if any.
          (c) From and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (i) in the case of any interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (ii) in all other cases, to Assignee; provided, Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Credit Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of the applicable consideration for this Assignment (the “Purchase Price”) occurs on a date other than the Settlement Date as set forth on Schedule I annexed hereto (the “Settlement Date”).
     Section 2. Effective Date. Notwithstanding anything herein to the contrary, the Effective Date shall not be deemed to have occurred until each of the following conditions are satisfied, as determined in the reasonable judgment of each of Assignor, Assignee and Administrative Agent: the execution of a counterpart hereof by each of Assignor and Assignee; the payment of the Purchase Price on the Settlement Date; if applicable, the receipt by Administrative Agent of the processing and recordation fee referred to in Section 10.6 of the Credit Agreement; in the event Assignee is a Non-US Lender, the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement; the receipt by Administrative Agent of originals or telefacsimiles of executed counterparts hereof (including any consents thereto required pursuant to Section 10.6(c)(ii) of the Credit Agreement); and the recordation by Administrative Agent in the Register of the pertinent information regarding this Assignment pursuant to Section 10.6 of the Credit Agreement.
     Section 3. Certain Representations, Warranties and Agreements. Assignor represents and warrants to Assignee that Assignor is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.
          (a) Assignee represents and warrants to Assignor that (i) Assignee is an Eligible Assignee and that it has experience and expertise in the making or purchasing of loans such as the Loans; (ii) it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of Section 10.6 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); (iii) it has received, reviewed and approved a copy of the Credit Agreement (including all Appendices, Schedules and Exhibits thereto); and (iv) it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the

EXHIBIT E-2

creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.
          (b) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.
          (c) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of any of the Credit Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any of its Subsidiaries to Assignor or Assignee in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default.
     Section 4. Miscellaneous. Assignor and Assignee each agrees from time to time, upon request of such other party, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of Assignor and Assignee shall be the addresses as set forth on Schedule I hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in one or more counterparts and by different parties hereto in

EXHIBIT E-3

separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1404 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
[Remainder of page intentionally left blank]

EXHIBIT E-4

     IN WITNESS WHEREOF, the parties hereto have caused their respective officers thereunto duly authorized to execute and deliver this Agreement as of the Effective Date.

[NAME OF ASSIGNOR], Assignor	[NAME OF ASSIGNEE], Assignee

By:	By:

Name:	Name:
Title:	Title:

[*Consented to as of the Effective Date:	[*Consented to as of the Effective Date:

VICAR OPERATING, INC., as Company	WELLS FARGO BANK, N.A., as Administrative Agent

By:	By:

Name:	Name:
Title:	Title:

*Only if required pursuant to Section 10.6(c)(ii) of the Credit Agreement.]	*Only if required pursuant to Section 10.6(c)(ii) of the Credit Agreement.]

EXHIBIT E-5

SCHEDULE I TO
ASSIGNMENT AGREEMENT
1. Effective Date: [mm/dd/yy]
1. Settlement Date: [mm/dd/yy]
1. Assigned Share:

	Percentage	Principal Amount
Term Loan Commitments:	___.____%	$

Term Loans (other than New Term Loans):	___.____%	$

New Term Loan Commitment (Series):	___.____%	$

New Term Loan (Series):	___.____%	$

Revolving Commitments:	___.____%	$

EXHIBIT E-6

1. Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

EXHIBIT E-7

EXHIBIT F TO
CREDIT AND GUARANTY AGREEMENT
CERTIFICATE RE NON-BANK STATUS
     Reference is made to the Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent. Pursuant to Section 2.19(c) of the Credit Agreement, the undersigned hereby certifies that it is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.

[NAME OF LENDER]
By:
Title:

EXHIBIT F-1

EXHIBIT G TO
CREDIT AND GUARANTY AGREEMENT
CLOSING DATE CERTIFICATE
     THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:
     1. We are, respectively, the chief executive officer and the chief financial officer of VCA ANTECH, INC., a Delaware corporation (“Holdings”) VICAR OPERATING, INC., a Delaware corporation (“Company”).
     1. Pursuant to Sections 2.1 and 2.2 of the Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent, Company requests that Lenders make the following Loans to Company on the Closing Date in accordance with Section 2.4 of the Credit Agreement:

(a) Term Loans:	$[ , , ]

(b) Revolving Loans:	$[ , , ]
     1. We have reviewed the terms of Sections 3 and 4 of the Credit Agreement and the definitions and provisions contained in such Credit Agreement relating thereto, and in our opinion we have made, or have caused to be made under our supervision, such examination or investigation as is necessary to enable us to express an informed opinion as to the matters referred to herein.
     2. Based upon our review and examination described in paragraph (3) above, we certify, on behalf of Company, that as of the date hereof:
          (a) with respect to any Revolving Loan, after making any such Loan requested on the Closing Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;
          (b) as of the Closing Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all respects on and as of the Closing Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date;

EXHIBIT G-1

          (c) as of the Closing Date, no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the borrowing contemplated hereby; and
          (d) as of the Closing Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.
     3. Each Credit Party has requested Akin Gump Strauss Hauer Feld LLP to deliver to Agents and Lenders on the Closing Date favorable written opinions setting forth substantially the matters in the opinions designated in Exhibit D annexed to the Credit Agreement, and as to such other matters as Syndication Agent and Administrative Agent may reasonably request.
     4. Company has previously delivered to Syndication Agent and Administrative Agent, true, complete and correct copies of the Historical Financial Statements, (b) pro forma consolidated balance sheets of Holdings and its Subsidiaries for the Fiscal Year ended December 31, 2004 and with respect to the most recently ended Fiscal Quarter and month, and reflecting the consummation of acquisitions and divestitures occurring during such periods and any other recent or pending acquisitions or divestitures as of the beginning of such periods, the related financings and the other transactions contemplated by the Credit Documents to occur on or prior to the Closing Date, and (c) the Projections.
[Remainder of page intentionally left blank]

EXHIBIT G-2

     The foregoing certifications are made and delivered as of May 16, 2005.

Title: Chief Executive Officer

Title: Chief Financial Officer

EXHIBIT G-3

EXHIBIT H TO
CREDIT AND GUARANTY AGREEMENT
COUNTERPART AGREEMENT
     This COUNTERPART AGREEMENT, dated [mm/dd/yy] (this “Counterpart Agreement”) is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC. (“Company”), VETERINARY VCA ANTECH, INC., (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
Section 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby:
          (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;
          (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;
          (c) agrees, subject to the provisions of Section 7.2 of the Credit Agreement, to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement; and
          (d) (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) among Company, each of the other Guarantors party thereto and the Collateral Agent (as such term is defined in the Credit Agreement), (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) in accordance with the Pledge and Security Agreement, grants to Collateral Agent a security interest in all of the undersigned’s right, title and interest in and to all “Collateral” (as such term is defined in the Pledge and Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Agent supplements with respect to

EXHIBIT H-1

information relating to the undersigned to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.
     Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1404 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

EXHIBIT H-2

     IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]
By:
Name:
Title:

Address for Notices:

Attention:
Telecopier
with a copy to:

Attention:
Telecopier
ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

WELLS FARGO BANK, N.A., as Administrative Agent
By:
Name:
Title:

EXHIBIT H-3

EXHIBIT I TO
CREDIT AND GUARANTY AGREEMENT
PLEDGE AND SECURITY AGREEMENT
See Execution Version

EXHIBIT I-1

EXECUTION
PLEDGE AND SECURITY AGREEMENT
dated as of May 16, 2005
between
EACH OF THE GRANTORS PARTY HERETO
and
WELLS FARGO BANK, N.A.,
as the Collateral Agent

i

PAGE

SECTION 10. INDEMNITY AND EXPENSES	41

SECTION 11. MISCELLANEOUS	42

ii

SCHEDULE 3.1	—	(A) FULL LEGAL NAME/ CHIEF EXECUTIVE OFFICE
(B) JURISDICTION OF ORGANIZATION
(C) OTHER NAMES
(D) FINANCING STATEMENTS
SCHEDULE 3.2	—	LOCATION OF EQUIPMENT AND INVENTORY
SCHEDULE 3.4	—	INVESTMENT RELATED PROPERTY
SCHEDULE 3.5	—	DESCRIPTION OF MATERIAL CONTRACT
SCHEDULE 3.6	—	DESCRIPTION OF LETTERS OF CREDIT
SCHEDULE 3.7	—	INTELLECTUAL PROPERTY
SCHEDULE 3.8	—	COMMERCIAL TORT CLAIMS
EXHIBIT A — PLEDGE SUPPLEMENT
EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT
EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT
EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT
EXHIBIT E — UCC QUESTIONNAIRE

iii

     This PLEDGE AND SECURITY AGREEMENT, dated as of May 16, 2005 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Wells Fargo Bank, N.A., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).
RECITALS:
     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”), by and among VICAR OPERATING, INC. (“Company”), VCA ANTECH, INC. (“Holdings”) and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and Sole Syndication Agent, and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent and Collateral Agent.
     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;
     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed, subject to the terms and conditions hereof, each other Credit Document and each of the Hedge Agreements, to secure such Grantor’s obligations under the Credit Documents and the Hedge Agreements as set forth herein; and
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:
SECTION 1. DEFINITIONS; GRANT OF SECURITY.
          1.1. General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Accounts” shall mean (i) all “accounts” as defined in Article 9 of the UCC and (ii) all Health-Care-Insurance Receivables.
          “Additional Grantors” shall have the meaning assigned in Section 4.3.
          “Agreement” shall have the meaning set forth in the preamble.

          “Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, including, without limitation, each Material Contract, or to which such Grantor becomes a party after the date hereof, as each such agreement may be amended, supplemented or otherwise modified from time to time.
          “Cash Proceeds” shall have the meaning assigned in Section 6.4.
          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 1.3.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Revised Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 3.8 (as such schedule may be amended or supplemented from time to time).
          “Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the United States Internal Revenue Code of 1986, as amended from time to time.
          “Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(B) (as such schedule may be amended or supplemented from time to time).
          “Copyrights” shall mean all United States, state and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the

2

world, all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the preamble.
          “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.
          “Equipment” shall mean: (i) all “equipment” as defined in Article 9 the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
          “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements, all Intellectual Property and all Payment Intangibles (in each case, regardless of whether characterized as general intangibles under the UCC).
          “Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment and any computer program embedded in the goods and any supporting information provided in connection with such program if (x) the program is associated with the goods in such a manner that is customarily considered part of the goods or (y) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods (in each case, regardless of whether characterized as goods under the UCC).
          “Health-Care-Insurance Receivable” shall mean all “health-care-insurance-receivable” as defined in Article 9 of the UCC.
          “Indemnitee” shall mean the Collateral Agent, and its officers, partners, directors, trustees, employees, agents and Affiliates.

3

          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
          “Inventory” shall mean: (i) all “inventory” as defined in the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).
          “Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC); all Pledged Equity Interests, Pledged Debt, Securities Accounts, Commodities Accounts, Deposit Accounts and certificates of deposit.
          “Letter of Credit Right” shall mean “letter-of-credit-right” as defined in Article 9 of the UCC.
          “Money” shall mean “money” as defined in the UCC.
          “Non-Assignable Contract” shall have the meaning assigned in Section 3.5.
          “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(D) (as such schedule may be amended or supplemented from time to time).
          “Patents” shall mean all United States, state and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 3.7(C) (as such schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, in-

4

come, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.
          “Payment Intangible” shall mean all “payment intangibles” as defined in Article 9 of the UCC.
          “Permitted Sale” shall mean those sales, transfers or assignments permitted by Section 6 of the Credit Agreement.
          “Pledged Debt” shall mean all Indebtedness for money owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 3.4 under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean all interests owned by such Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 3.4 under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor in the entries on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
          “Pledged Partnership Interests” shall mean all interests owned by such Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 3.4 under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor in the entries on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 3.4 under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to

5

time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Trust Interests” shall mean all interests owned by such Grantor in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 3.4 under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor in the entries on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit

6

information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Requisite Obligees” shall have the meaning assigned in Section 7.
          “Secured Obligations” shall have the meaning assigned in Section 2.1.
          “Secured Parties” means the Agents, the Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.
          “Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(F) (as such schedule may be amended or supplemented from time to time).
          “Trademarks” shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 3.7(E) (as such schedule may be amended or supplemented from time to time), all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(G) (as such schedule may be amended or supplemented from time to time).

7

          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of such Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “UCC Questionnaire” shall mean the UCC Questionnaire dated the date hereof and delivered by the Grantors to the Collateral Agent, a copy of which is attached hereto as Exhibit E.
     1.2. Definitions; Interpretation. All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections”, “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
     1.3. Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
          (a) Accounts;
          (b) Chattel Paper;
          (c) Documents;
          (d) General Intangibles;

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          (e) Goods;
          (f) Instruments;
          (g) Insurance;
          (h) Intellectual Property;
          (i) Investment Related Property;
          (j) Letter of Credit Rights;
          (k) Money;
          (1) Receivables and Receivable Records;
          (m) Commercial Tort Claims;
          (n) Deposit Accounts and Securities Accounts;
          (o) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
          (p) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
1.4. Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; or (b) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the United States Internal Revenue Code of 1986, as amended from time to time, to allow the

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pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation.
SECTION 2. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
     2.1. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) and any successor provision thereof), of all Obligations with respect to any Grantor (the “Secured Obligations”).
     2.2. Grantors Remain Liable. (a) Anything contained herein to the contrary notwithstanding:
     (i) each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;
     (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and
     (iii) neither the Collateral Agent nor any Lender nor Lender Counterparty shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent, any Lender or any Lender Counterparty be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
          (b) Neither the Collateral Agent, any Lender, any Lender Counterparty nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral unless the Collateral Agent, any

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Lender, any Lender Counterparty or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.
SECTION 3. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     3.1. Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
               (i) it owns the Collateral purported to be owned by it and otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;
               (ii) upon the filing of all UCC financing statements and other filings delivered by each Grantor, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority Liens (subject only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;
               (iii) it has indicated on Schedule 3.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located;
               (iv) the full legal name of such Grantor is as set forth on Schedule 3.1(A) and it has not in the last five (5) years and does not do business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.1(C) (as such schedule may be amended or supplemented from time to time);
               (v) such Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;
               (vi) except for the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 3.1(D)

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hereof (as such schedule may be amended or supplemented from time to time) and all other filings delivered by each Grantor, all actions and consents, including all filings, notices, registrations and recordings necessary or desirable to create, perfect or ensure the First Priority (subject only to Permitted Liens) of the security interests granted to the Collateral Agent hereunder or for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;
               (vii) it has delivered to the Collateral Agent evidence and copies of all actions and consents, including all filings, notices, registrations and recordings (including the filings referred to in the immediately preceding clause (vi) above);
               (viii) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;
               (ix) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by the immediately preceding clause (vi) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;
               (x) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; and
               (xi) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 3.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 3.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.
     (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

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               (i) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
               (ii) it shall not change such Grantor’s name, identity, corporate structure, sole place of business, chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office, type of organization or jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;
               (iii) if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a “first-in, first-out” basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;
               (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;
               (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that would reasonably be expected to materially and adversely affect the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof;
               (vi) it shall not take or permit any action which would reasonably be expected to materially impair the Collateral Agent’s rights in the Collateral; and

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               (vii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as Permitted Sales; provided, that so long as (1) no Event of Default shall have occurred and is then continuing or would occur after giving effect to a Permitted Sale and (2) to the extent required by Section 2.13(a) of the Credit Agreement, the Net Asset Sale Proceeds with respect to such Permitted Sale are used as set forth in such Section 2.13(a) contemporaneously with such Permitted Sale, the Collateral Agent shall release the Lien hereof encumbering the Collateral that is the subject of such Permitted Sale. The Collateral Agent shall execute each and every appropriate financing statement and/or recording document reasonably requested by any Grantor in connection with the foregoing. Any expense or cost incurred by the Collateral Agent in connection with any such release shall be for the account of the applicable Grantor.
3.2. Equipment and Inventory.
     (a) Representations and Warranties. Each Grantor represents and warrants, on            the Closing Date and on each Credit Date, that:
               (i) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in Schedule 3.2 (as such schedule may be amended or supplemented from time to time);
               (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and
               (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee.
     (b) Covenants and Agreements. Each Grantor covenants and agrees that:
               (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 3.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise

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and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;
               (ii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;
               (iii) if any third party is in possession or control of any Equipment or Inventory, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and
               (iv) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, provide information with respect to any such Equipment in excess of $100,000 individually or $1,000,000 in the aggregate.
3.3. Receivables.
     (a) Representations and Warranties. Each Grantor represents and warrants, on            the Closing Date and on each Credit Date, that:
               (i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof (subject to any limitations under applicable insolvency law), representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms (subject to any limitations under applicable insolvency law), (c) is not and will not be subject to any material setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business and any sales, income or other taxes arising in respect thereof) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;
               (ii) none of the Account Debtors in respect of any Receivable in excess of $100,000 individually or $1,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable in excess of $100,000 individually or $1,000,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and
               (iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 3.3(c).

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     (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:
               (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;
               (ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper and Instruments (other than any delivered to the Collateral Agent as provided herein) with an appropriate reference to the fact that the Collateral Agent has a security interest therein;
               (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;
               (iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
               (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and in the exercise of its business judgment exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall following an Event of Default and during the continuance thereof take such action as such Grantor or the Collateral Agent may deem necessary or advisable. Notwithstanding the foregoing, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) have the right at any time to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation, (2) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (3) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks

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and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (4) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in an account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and
               (vi) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.
          (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of Article 9 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivable hereafter arising, within ten (10) days of such Grantor acquiring rights therein.
3.4. Investment Related Property.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
               (i) Schedule 3.4 (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the

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percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;
               (ii) it is the record and beneficial owner of the Pledged Equity Interests identified on Schedule 3.4 (as such schedule may be amended or supplemented from time to time) free of all Liens, rights or claims of other Persons (other than Permitted Liens) and, except as set forth on Schedule 3.4 (as such schedule may be amended or supplemented from time to time), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
               (iii) without limiting the generality of Section 3.1(a)(v), except as set forth on Schedule 3.4 (as such schedule may be amended or supplemented from time to time), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
               (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;
               (v) Schedule 3.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding intercompany Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor;
               (vi) Schedule 3.4 (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Such Grantor is the sole entitlement holder of each such Securities Account and Commodities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Section 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

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          (vii) Schedule 3.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Such Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control or “control” (within the meaning of Section 9-104 of Revised Article 9) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and
          (viii) each Grantor has taken all actions necessary or desirable, including those specified in Section 3.4(c), to: (a) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property identified on Schedule 3.4 (as amended and supplemented from time to time) constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Securities Entitlements; (b) establish the Collateral Agent’s sole dominion and control over all Deposit Accounts identified on Schedule 3.4 (as amended and supplemented from time to time); and (c) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of Article 9 of the UCC) over all Deposit Accounts identified on Schedule 3.4 (as amended and supplemented from time to time).
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any material default under or material breach of any terms of any organizational document of the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the Uniform Commercial Code of any jurisdiction; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation

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of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;
          (ii) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 3.4 as required hereby;
          (iii) without limiting the generality of Section 3.4(b)(ii), in the event that any Grantor acquires rights in any Deposit Accounts maintained at Wells Fargo Bank, NA. (each, the “Wells Fargo Deposit Account”) after the date hereof, such Grantor shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Wells Fargo Deposit Accounts. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Wells Fargo Deposit Accounts immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 3.4 as required hereby;
          (iv) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall be segregated from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;
          (v) it shall comply with all of its material obligations under any partnership agreement or limited liability company agreement relating to Pledged

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Partnership Interests or Pledged LLC Interests and, except as otherwise in the ordinary course of business as generally conducted by it on and prior to the date hereof, shall enforce all of its material rights with respect to any Investment Related Property;
          (vi) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect.
          (vii) other than as permitted under the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent company; provided that if the surviving or resulting company upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests having 65% of the voting power of all classes of capital stock of such issuer entitled to vote; and
          (viii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and during the continuance thereof and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          (c) Delivery and Control. Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 3.4(c) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 3.4(c) promptly upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account and other than any “uncertificated securities” of any Subsidiary of the Borrower) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer

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agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor. The Collateral Agent agrees that it shall have the right to deliver such instructions if and only if an Event of Default has occurred and is continuing. With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. The Collateral Agent agrees that it shall have the right to deliver such entitlement orders or any notice of sole control if and only if an Event of Default has occurred and is continuing. With respect to any Investment Related Property that is a “Deposit Account” identified on Schedule 3.4 (as such schedule may be amended or supplemented from time to time), it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (as defined in Section 9-104 of Article 9 of the UCC) over such Deposit Account. The Collateral Agent agrees that it shall have the right to exercise such dominion and control if and only if an Event of Default has occurred and is continuing. In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each cas e as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.
          (d) Voting and Distributions.
          (i) So long as no Event of Default shall have occurred and be continuing:
(A)	except as otherwise provided in Section 3.4(b)(i) of this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect; and provided further, such

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Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 3.4(d)(i)(A), and no notice of any such voting or consent need be given to the Collateral Agent; and

(B)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;
          (ii) Upon the occurrence and during the continuation of an Event of Default:
(A)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 5.
     3.5. Material Contracts.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

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          (i) Schedule 3.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts under which such Grantor has rights;
          (ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract; and
          (iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 3.5(b)(vii) hereof.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in addition to any rights under Section 3.3, the Collateral Agent may at any time after the occurrence and during the continuance of an Event of Default, notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;
          (ii) each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;
          (iii) each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to the Credit Parties, taken as a whole, or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 3.5(b)(iii)), and an explanation of any actions being taken with respect thereto;

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          (iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;
          (v) except as otherwise in the ordinary course of business as generally conducted by it on and prior to the date hereof, it shall promptly and diligently exercise each material right (except any right of termination that would reasonably be expected to result in a Material Adverse Effect) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;
          (vi) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and
          (vii) with respect to any Material Contract that prevents the granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise) (any such agreement, contract or license, a “Non-Assignable Contract”), each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law and use its commercially reasonable efforts to obtain such consent as soon as practicable thereafter.
     3.6. Letter of Credit Rights.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) each material letter of credit to which such Grantor has rights is listed on Schedule 3.6 (as such schedule may be amended or supplemented from time to time) hereto; and
          (ii) each Grantor has obtained the consent of each issuer of any material letter of credit with respect to which such Guarantor is a beneficiary to the assignment of the proceeds of the letter of credit to the Collateral Agent.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

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     3.7. Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 3.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 3.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Grantor;
          (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property on Schedule 3.7 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 3.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);
          (iii) all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect;
          (iv) all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;
          (v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any affiliate or third party, except as disclosed in Schedule 3.7(B), (D), (F), or (G)(as each may be amended or supplemented from time to time);
          (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;
          (vii) each Grantor uses adequate standards of quality in the

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manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;
          (viii) the conduct of such Grantor’s business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;
          (ix) to the best of each Grantor’s knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor, or any of its respective licensees;
          (x) no settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely effect Grantor’s rights to own or use any Intellectual Property; and
          (xi) each Grantor has not made a previous assignment, sale, transfer, or agreement constituting a present or future assignment sale, transfer, of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:
          (i) it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of the Credit Parties, taken as a whole, may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;
          (ii) it shall not, with respect to any Trademarks which are material to the business of the Credit Parties, taken as a whole, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;
          (iii) it shall, within thirty (30) days of the creation or acquisition of any

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copyrightable work which is material to the business of the Credit Parties, taken as a whole, apply to register the copyright in the United States Copyright Office;
          (iv) it shall promptly notify the Collateral Agent if it knows that any item of the Intellectual Property that is material to the business of the Credit Parties, taken as a whole, may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court;
          (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to the Credit Parties, taken as a whole, which is now or shall become included in the Intellectual Property (except for such works with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedule 3.7(A), (C) and (E) (as each may be amended or supplemented from time to time);
          (vi) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;
          (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;
          (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

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          (ix) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Security Agreement and the other Loan Documents;
          (x) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;
          (xi) it shall take all steps reasonably necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;
          (xii) it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and
          (xiii) except as otherwise in the ordinary course of business as generally conducted by it on and prior to the date hereof, it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent, upon the occurrence of an Event of Default and during the continuation thereof, may deem reasonably necessary or advisable to enforce collection of such amounts.
     3.8. Commercial Tort Claims
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 3.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $100,000 individually or $1,000,000 in the aggregate; and
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $100,000 individually or $1,000,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed

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Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Commercial Tort Claims.
SECTION 4. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.
     4.1. Access; Right of Inspection. The Collateral Agent shall at all times have full and free access, upon reasonable advance notice, during normal business hours to the books of account and non-privileged correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; provided, that the Collateral Agent shall coordinate with such Grantor with respect to the frequency and timing of such visits and inspections so as to reasonably minimize the burden imposed on such Grantor. The Collateral Agent and its representatives shall at all times also have the right upon reasonable advance notice, during normal business to enter any premises of each Grantor and inspect any property of each Grantor where any of the Intellectual Property, Inventory or Equipment of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     4.2. Further Assurances.
          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
          (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

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          (iii) subject to the limitations set forth in Section 4.1 above, at any reasonable time, upon request by the Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and
          (iv) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.
          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing statements, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets,” or “all personal property” or words of similar effect; provided, that if a Grantor gives the Collateral Agent written notice that the description of the Collateral in such financing statement needs to describe the Collateral with specificity to avoid creating a breach or default under documentation related to a Permitted Lien on the property of such Grantor, then Collateral Agent shall use reasonable efforts to describe the Collateral in such a way that it does not result in such breach or default. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 3.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
          (d) Each Grantor shall, through the compliance of the covenants contained herein and through any other actions that may be necessary or desirable, continuously maintain from the date made the truthfulness and accuracy of every representation, warranty and certification made herein on the Closing Date and each Credit Date until the termination of this Agreement by its terms.
     4.3. Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by

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executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 5. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     5.1. Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:
          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;
          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;
          (e) to prepare and file any UCC financing statements in the name of such Grantor as debtor;
          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of Grantor as assignor;

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          (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
          (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     5.2. No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 6. REMEDIES.
     6.1. Generally.
     If any Event of Default shall have occurred and be continuing,
          (a) the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the

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Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate;
          (iv) without notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable; and
          (v) exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any Deposit Account maintained with the Collateral Agent constituting part of the Collateral.
          (b) the Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising

34

by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.
          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.
          (d) If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.
          (e) The Collateral Agent shall have no obligation to marshall any of the Collateral.

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     6.2. Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, and each partnership and each limited liability company whose equity interests constitute Investment Related Property from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     6.3. Intellectual Property.
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

36

          (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
          (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;
          (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and
          (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Properly, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;
          (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 6.5; and
          (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

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          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become and then remain absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Collateral Agent and Permitted Liens.
          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     6.4. Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 3.3 with respect to payments of Receivables, all proceeds of any Collateral received by the Collateral Agent (whether from a Grantor or otherwise) consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”): (i) if no Event of Default shall have occurred and be continuing, after application of the same to any Secured Obligations then due and payable, shall be promptly remitted to the Company and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.
     6.5. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, after the occurrence and during the continuance of an Event of Default, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all

38

costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess, subject to Section 2.14 of the Credit Agreement, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
SECTION 7. COLLATERAL AGENT.

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     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as “Requisite Obligees”). In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to terms of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.
SECTION 8. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

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     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.
SECTION 9. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 10. INDEMNITY AND EXPENSES.
          (a) Each Grantor agrees:
          (i) to defend, indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby

41

(including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee’s gross negligence or willful misconduct; and
          (ii) to pay to the Collateral Agent promptly following written demand the amount of any and all reasonable and documented costs and reasonable expenses, including the reasonable and documented fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Credit Agreement.
          (b) The obligations of each Grantor in this Section 10 shall survive the termination of this Agreement and the discharge of such Grantor’s other obligations under this Agreement, the Hedge Agreements, the Credit Agreement and any other Credit Documents.
SECTION 11. MISCELLANEOUS.
     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts

42

and attached to a single counterpart so that all signature pages are physically attached to the same document.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	VICAR OPERATING, INC.
By:
		Name:	Robert L. Antin
		Title:	Chief Executive Officer and President

By:
		Name:	Tomas W. Fuller
		Title:	Chief Financial Officer and Assistant Secretary

HOLDINGS:	VCA ANTECH, INC.
By:
		Name:	Robert L. Antin
		Title:	Chief Executive Officer and President

By:
		Name:	Tomas W. Fuller
		Title:	Chief Financial Officer and Assistant Secretary

Pledge and Security Agreement

AAH MERGER CORPORATION
AHC OF SOUTHERN SARATOGA COUNTY, INC.
ALBANY VETERINARY CLINIC
ANIMAL CENTER, INC.
ANIMAL CLINIC OF SANTA CRUZ, INC.
APEX VETERINARY HOSPITAL, INC.
ARROYO PETCARE CENTER, INC.
ASSOCIATES IN PET CARE, INC.
BERWYN VETERINARIAN HOSPITAL, INC.
BROWN ANIMAL HOSPITAL, INC.
CACOOSING ANIMAL HOSPITAL, LTD.
CAT CLINIC OF TULSA, INC.
CLARMAR ANIMAL HOSPITAL, INC.
CORNERSTONE VETERINARY HOSPITAL, INC.
C.V.T., INC.
DETWILER VETERINARY CLINIC, INC.
DIAGNOSTIC VETERINARY SERVICE, INC.
EAGLE PARK ANIMAL CLINIC, INC.
EAGLE RIVER VETERINARY HOSPITAL, INC.
EAST MILL PLAIN ANIMAL HOSPITAL, INC.
EDGEBROOK, INC.
FLORIDA VETERINARY LABORATORIES, INC.
FOX CHAPEL ANIMAL HOSPITAL, INC.
FREEHOLD, INC.
GLEN ANIMAL HOSPITAL INC.
GOLDEN MERGER CORPORATION
H.B. ANIMAL CLINICS, INC.
HIGHLANDS ANIMAL HOSPITAL, INC.
INDIANA VETERINARY DIAGNOSTIC LAB, INC.
KIRKWOOD ANIMAL HOSPITAL, INC.
KIRKWOOD ANIMAL HOSPITAL BOARDING &
GROOMING, INC.
LAFAYETTE VETERINARY HOSPITAL, INC.
LAKE JACKSON VETERINARY CLINIC, INC.
LAKEWOOD ANIMAL HOSPITAL, INC.
LAMMERS VETERINARY HOSPITAL, INC.
LEWELLING VETERINARY CLINIC, INC.
MAIN STREET SMALL ANIMAL HOSPITAL
MILLER ANIMAL HOSPITAL
M.S. ANIMAL HOSPITALS, INC.
Pledge and Security Agreement

NATIONAL PETCARE CENTERS, INC
NEWARK ANIMAL HOSPITAL, INC.
NORTH COAST VETERINARY MEDICAL GROUP
NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
NORTHERN ANIMAL HOSPITAL, INC.
NORTHSIDE ANIMAL HOSPITAL, INC.
NOYES ANIMAL HOSPITAL, INC.
NPC OPERATIONS, INC.
OCEAN BEACH VETERINARY HOSPITAL, INC.
OLD RIVER VETERINARY HOSPITAL, INC.
OLD TOWN VETERINARY HOSPITAL, INC.
PET CARE HOSPITAL, INC.
PETS’ RX, INC.
PETS’ RX NEVADA, INC.
PPI OF PENNSYLVANIA, INC.
PRESTON PARK ANIMAL HOSPITAL, INC.
PRINCETON ANIMAL HOSPITAL, INC.
PROFESSIONAL VETERINARY SERVICES, INC.
RALEIGH HILLS VETERINARY CLINIC, INC.
RIVIERA ANIMAL HOSPITAL, INC.
ROSSMOOR — EL DORADO ANIMAL HOSPITAL, INC.
SILVER SPUR ANIMAL HOSPITAL, INC.
SOUND TECHNOLOGIES, INC.
SOUTH COUNTY VETERINARY CLINIC, INC.
SOUTHEAST AREA VETERINARY MEDICAL CENTER, INC.
SPANISH RIVER ANIMAL HOSPITAL, INC.
SUNDOWN ANIMAL CLINIC LTD.
TAMPA ANIMAL MEDICAL CENTER, INC.
TANGLEWOOD PET HOSPITAL, INC.
TEMPE VETS, INC.
THE PET PRACTICE (FLORTOA), INC.
THE PET PRACTICE (ILLINOIS), INC.
THE PET PRACTICE (MASSACHUSETTS), INC.
THE PET PRACTICE OF MICHIGAN, INC.
TOMS RIVER VETERINARY HOSPITAL, P.A.
TOTAL CARE ANIMAL HOSPITAL, INC.
UNIVERSITY PET CLINIC INC.
VCA — ASHER,INC.
VCA ALABAMA, INC.
VCA ALBANY ANIMAL HOSPITAL, INC.
VCA ALBUQUERQUE, INC.
VCA ALL PETS ANIMAL COMPLEX, INC.
VCA ALPINE ANIMAL HOSPITAL, INC.
VCA ANDERSON ANIMAL HOSPITAL, INC.
Pledge and Security Agreement

VCA ANDERSON OF CALIFORNIA ANIMAL HOSPITAL, INC.
VCA ANIMAL HOSPITALS, INC.
VCA APAC ANIMAL HOSPITAL, INC.
VCA CACOOSING ANIMAL HOSPITAL, INC.
VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
VCA CENTERS-TEXAS, INC.
VCACEN VET, INC.
VCA CLARMAR ANIMAL HOSPITAL, INC.
VCA CLINICAL VETERINARY LABS, INC.
VCA CLINIPATH LABS, INC.
VCA CLOSTER,INC.
VCA DETWILER ANIMAL HOSPITAL, INC.
VCA DOVER ANIMAL HOSPITAL, INC.
VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.
VCA EMERGENCY PET CLINIC, INC.
VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
VCA HOWELL BRANCH ANIMAL HOSPITAL, INC.
VCA KANEOHE ANIMAL HOSPITAL, INC.
VCA LAKESIDE ANIMAL HOSPITAL, INC.
VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
VCA LAMMERS ANIMAL HOSPITAL, INC.
VCA LEWIS ANIMAL HOSPITAL, INC.
VCA MARINA ANIMAL HOSPITAL, INC.
VCA MILLER-ROBERTSON #152
VCA MISSION, INC.
VCA MISSOURI, INC.
VCA NORTHBORO ANIMAL HOSPITAL, INC.
VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
VCA OF NEW YORK, INC.
VCA OF SAN JOSE, INC.
VCA OF TERESITA, INC.
VCA PROFESSIONAL ANIMAL LABORATORY, INC.
VCA REAL PROPERTY ACQUISITION CORPORATION
VCA REFERRAL ASSOCIATES ANIMAL HOSPITAL, INC.
VCA ROHRIG ANIMAL HOSPITAL, INC.
VCA — ROSSMOOR, INC.
VCA SILVER SPUR ANIMAL HOSPITAL, INC.
VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
VCA SQUIRE ANIMAL HOSPITAL, INC.
VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
Pledge and Security Agreement

VCA TEXAS MANAGEMENT, INC.
VCA WORTH ANIMAL HOSPITAL, INC.
VCA WYOMING ANIMAL HOSPITAL, INC.
VETERINARY HOSPITALS, INC.
WEST SHORE VETERINARY HOSPITAL, INC.
WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.
WILLIAM C. FOUTS, LTD.
WINGATE, INC.
WOODLAD ANIMAI MEDICAL CENTER, INC.

By:
	Name:	Tomas W. Fuller
	Title:	Chief Financial Officer and Assistant Secretary

VETERINARY CENTERS OF AMERICA — TEXAS, L.P.
By:	VCA Centers-Texas, Inc., General Partner

By:
	Name:	Robert L. Antin
	Title:	Chief Executive Officer and President

By:
	Name:	Tomas W. Fuller
	Title:	Chief Financial Officer and Assistant Secretary

Pledge and Security Agreement

WELLS FARGO BANK, N.A., as the Collateral Agent
By:
	Name:	S. Michael St. Geme
	Title:	Vice President

Pledge and Security Agreement

EXHIBIT J TO
CREDIT AND GUARANTY AGREEMENT
MORTGAGE

See Execution Version
EXHIBIT J-1

EXHIBIT K TO
CREDIT AND GUARANTY AGREEMENT
FORM OF PERMITTED SELLER NOTE
MANDATORY PROVISIONS
          “Senior Agent” shall mean the Administrative Agent for the Lenders under the Senior Credit Agreement, and its successors in such capacity, or if there is then no acting Administrative Agent under the Senior Credit Agreement, persons holding a majority in principal amount of the Senior Debt outstanding thereunder.
          “Senior Credit Agreement” shall mean the Credit and Guaranty Agreement, dated as of May 16, 2005, by and among VCA ANTECH, INC., (the “Company”), Vicar Operating, Inc., certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and Wells Fargo Bank, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent, as amended, supplemented or otherwise modified from time to time hereafter, together with any credit agreement or similar document from time to time executed by the Company to evidence any Refinancing (as defined in the definition of Senior Indebtedness) or successive Refinancings.
          “Senior Indebtedness” shall mean (i) all Obligations (as defined in the Senior Credit Agreement) now or hereafter incurred pursuant to and in accordance with the terms of the Senior Debt Documents, (ii) any other Indebtedness which is not, by its terms, expressly subordinated in right of payment to this Note including, in the case of the amounts described in clause (i) and (ii) any principal, prepayment charges, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, whether or not allowed as a claim in such proceeding) indemnities or reimbursement of fees, expenses or other amounts, and (iii) any indebtedness incurred for the purpose of refinancing, restructuring, extending or renewing (collectively, “Refinancing”) the obligations of the Company under the Senior Credit Agreement as set forth in clauses (i) and (ii) above.
          “Senior Debt Documents” shall mean the Senior Credit Agreement and all other documents and instruments delivered or filed in connection with the creation or incurrence of any Senior Indebtedness (including, without limitation, the guaranty agreements executed and delivered by the subsidiaries of the Company in respect of the Obligations under the Senior Credit Agreement or obligations under any other Senior Indebtedness).
          “Senior Lenders” shall mean the financial institutions party to the Senior Credit Agreement as “Lenders” from time to time.
EXHIBIT K-1

Section [    ]
Subordination.
     1.1. Agreement to Subordinate. The Company and, by its acceptance hereof, each Holder agrees that the indebtedness of the Company evidenced by this Note, whether for principal, interest or any other amount payable under or in respect hereof and all rights or claims arising out of or associated with such Indebtedness (the “Subordinated Obligations”), shall be junior and subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness, in accordance with the provisions of this Section [    ]. Each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance upon the agreements of the Company and the holder of this Note contained in this Section [    ]. The provisions of this Section [    ] shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder upon the insolvency, bankruptcy or reorganization of the Company. Any provision of this Note to the contrary notwithstanding (other than the provision contained in Section [    ]), the Company shall not make, and no Holder shall accept, any payment or prepayment of principal, or prepayment of other amounts due thereunder, of any kind whatsoever (including without limitation by distribution of assets, set off, exchange or any other manner) with respect to the Subordinated Obligations at any time when any of the Senior Indebtedness remains outstanding unless permitted by the terms of the Senior Credit Agreement. Holder may receive regularly scheduled payments of principal and interest in respect of the Subordinated Obligations in accordance with the terms of this Note except to the extent and at the times prohibited or restricted by the provisions of this Section [    ]. In no event shall the Holder commence any action or proceeding to contest the provisions of this Section [    ] or the priority of the Liens (as defined in the Senior Credit Agreement) granted to the holders of the Senior Indebtedness by the Company. No Holder shall take, accept or receive any collateral security from the Company for the payment of the Subordinated Obligations.
          1.1. Liquidation, Dissolution, Bankruptcy. In the event of any insolvency, bankruptcy, dissolution, winding up, liquidation, arrangement, reorganization, marshalling of assets or liabilities, composition, assignment for the benefit of creditors or other similar proceedings relating to the Company, its debts, its property or its operations, whether voluntary or involuntary, including, without limitation the filing of any petition or the taking of any action to commence any of the foregoing (which, in the case of action by a third party, is not dismissed within 60 days) (a “Bankruptcy Event”), all Senior Indebtedness shall first be paid in full in cash or other immediately available funds before Holder shall be entitled to receive or retain any payment or distribution of assets of the Company with respect to any Subordinated Obligations. In the event of any such Bankruptcy Event, any payment or distribution of assets to which Holder would be entitled if the Subordinated Obligations were not subordinated to the Senior Indebtedness in accordance with this Section [    ], whether in cash, property, securities or otherwise, shall be paid or delivered by the debtor, custodian, trustee or agent or other Person making such payment or distribution, or by the Holder if received by it, directly to the Senior
EXHIBIT K-2

Agent on behalf of the holders of the Senior Indebtedness for application to the payment of the Senior Indebtedness remaining unpaid, to the extent necessary to make payment in full in cash or other immediately available funds of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Indebtedness.
     1.1. No Payments with Respect to Subordinated Obligations in Certain Circumstances.
          1.a.1. In circumstances in which Section [     ](b) is not applicable, no payment of any nature (including, without limitation, any distribution of assets) in respect of the Subordinated Obligations (including, without limitation, pursuant to any judgment with respect thereto or on account of the purchase or redemption or other acquisition of Subordinated Obligations, by set off, prepayment exchange or other manner) shall be made by or on behalf of the Company if, at the time of such payment:
               (i) a default in the payment when due (whether at the maturity thereof, or upon acceleration of maturity or otherwise and without giving effect to any applicable grace periods) of all or any portion of the Senior Indebtedness (whether of principal, interest or any other amount with respect thereto) shall have occurred, and such default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents; or
               (i) subject to the last sentence of this Section [     ](c), (x) the Company shall have received notice from the Senior Agent of the occurrence of one or more Events of Default (as defined in the Senior Credit Agreement) in respect of the Senior Indebtedness (other than payment defaults described in Section [     ](c)(i)(A) above), (y) any such Event of Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents, and (z) 360 days shall not have elapsed since the date such notice was received.
          The Company may resume payments (and may make any payments missed due to the application of Section [     ](c)(i)) in respect of the Subordinated Obligations or any judgment with respect thereto:
          (A) in the case of a default referred to in clause (A) of this Section [     ](c)(i), upon a cure or waiver thereof in accordance with the terms of the Senior Debt Documents; or
          (B) in the case of an Event of Default or Events of Default referred to in clause (B) of this Section [     ](c)(i), upon the earlier to occur of (1) the cure or waiver of all such Events of Default in accordance with the terms of the Senior Debt Documents, or (2) the expiration of such period of 360 days.
          1.a.1. Following any acceleration of the maturity of any Senior Indebtedness and as long as such acceleration shall continue unrescinded and unannulled, such Senior Indebtedness shall first be paid in full in cash before any payment is made on account of or
EXHIBIT K-3

applied on the Subordinated Obligations.
          1.a.1. The Company shall give prompt written notice to the Holder of (i) any default in respect of Senior Obligations referred to in Section [     ](c)(i)(A) and (ii) any notice of the type described in Section [     ](c)(i)(B) from the Senior Agent.
     l.1. When Distribution Must Be Paid Over. In the event that Holder shall receive any payment or distribution of assets that Holder is not entitled to receive or retain under the provisions of this Note, Holder shall hold any amount so received in trust for the holders of Senior Indebtedness, shall segregate such assets from other assets held by Holder and shall forthwith turn over such payment or distribution (without liability for interest thereon) to the Senior Agent on behalf of the holders of Senior Indebtedness in the form received (with any necessary endorsement) to be applied to Senior Indebtedness.
      1.1. Exercise of Remedies. So long as any Senior Indebtedness is outstanding (including any loans, any letters of credit, any commitments to lend or any lender guarantees), Holder (solely in its capacity as a holder of this Note) shall not exercise any rights or remedies with respect to an Event of Default under this Note, including, without limitation, any action (1) to demand or sue for collection of amounts payable hereunder, (2) to accelerate the principal of this Note, or (3) to commence or join with any other creditor (other than the holder of a majority in principal amount of the Senior Indebtedness) in commencing any proceeding in connection with or premised on the occurrence of a Bankruptcy Event prior to the earlier of:
               (i) the payment in full in cash or other immediately available funds of all Senior Indebtedness;
               (i) the initiation of a proceeding (other than a proceeding prohibited by clause (3) of this Section [     ](e)) in connection with or premised upon the occurrence of a Bankruptcy Event;
               (i) the expiration of 360 days immediately following the receipt by the Senior Agent of notice of the occurrence of such Event of Default from the Holder; and
               (i) the acceleration of the maturity of the Senior Indebtedness in excess of [$                    ];
provided, however, that if, with respect to (B) and (D) above, such proceeding or acceleration, respectively, is rescinded, or with respect to (C) above, during such 180-day period such Event of Default has been cured or waived, the prohibition against taking the actions described in this section [     ](e) shall automatically be reinstated as of the date of the rescission, cure or waiver, as applicable. In all events, unless an event described in clause (A), (B) or (D) above has occurred and not been rescinded, the Holder shall give thirty (30) days prior written notice to the Senior Agent before taking any action described in this Section [     ](e), which notice shall describe with
EXHIBIT K-4

specificity the action that the Holder in good faith intends to take.
     1.1. Acceleration of Payment of Note. If this Note is declared due and payable prior to its maturity date, no direct or indirect payment that is due solely by reason of such declaration shall be made, nor shall application be made of any distribution of assets of the Company (whether by set off or in any other manner, including, without limitation, from or by way of collateral) to the payment, purchase or other acquisition or retirement of this Note, unless, in either case, (i) all amounts due or to become due on or in respect of the Senior Indebtedness shall have been previously paid in full in cash, (ii) all commitments to lend under Senior Indebtedness shall have been terminated, (iii) all letters of credit issued pursuant to the Senior Debt Documents shall have been cancelled or otherwise terminated, (iv) all guarantees constituting Senior Indebtedness shall have been terminated and (v) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero.
     1.1. Proceedings Against Company. So long as any Senior Indebtedness is outstanding (including any loans, any commitments to lend, any letters of credit or any lender guarantees), Holder (solely in its capacity as a holder of this Note) shall not commence any bankruptcy, insolvency, reorganization or other similar proceeding against Company.
     1.1. Amending Senior Indebtedness. Any holder of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to Holder (i) modify or amend the terms of the Senior Indebtedness, (ii) sell, exchange, release, fail to perfect a lien on or a security interest in or otherwise in any manner deal with or apply any property pledged or mortgaged to secure, or otherwise securing, Senior Indebtedness, (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness, (iv) exercise or refrain from exercising any rights against Company or any other person, (v) apply any sums by whomever paid or however realized to Senior Indebtedness or (vi) take any other action that might be deemed to impair in any way the rights of the holder of this Note. Any and all of such actions may be taken by the holders of Senior Indebtedness without incurring responsibility to Holder and without impairing or releasing the obligations of Holder to the holders of Senior Indebtedness.
     1.1. Certain Rights in Bankruptcy. Holder hereby irrevocably authorizes and empowers each holder of Senior Indebtedness (and its representative or representatives) to demand, sue for, collect and receive all payments and distributions under the terms of this Note, to file and prove all claims (including claims in bankruptcy) relating to this Note, to exercise any right to vote arising with respect to this Note and any claims hereunder in any bankruptcy, insolvency or similar proceeding and take any and all other actions in the name of Holder (solely in its capacity as a holder of this Note), as such holder of Senior Indebtedness determines to be necessary or appropriate.
     1.1. Subrogation. No payment or distribution to any holder of Senior Indebtedness pursuant to the provisions of this Note shall entitle Holder to exercise any right of subrogation in respect thereof until (i)(1) all Senior Indebtedness shall have been paid in full in cash, (2) all
EXHIBIT K-5

commitments to lend under Senior Indebtedness shall have been terminated, (3) all letters of credit issued pursuant to the Senior Debt Documents shall have been cancelled or otherwise terminated, (4) all guarantees constituting Senior Indebtedness shall have been terminated and (5) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero or (ii) all holders of Senior Indebtedness have consented in writing to the taking of such action.
     1.1. Relative Rights. The provisions of this Section [     ] are for the benefit of the holders of Senior Indebtedness (and their successors and assigns) and shall be enforceable by them directly against Holder. Holder acknowledges and agrees that any breach of the provisions of this Section [     ] will cause irreparable harm for which the payment of monetary damages may be inadequate. For this reason, Holder agrees that, in addition to any remedies at law or equity to which a holder of the Senior Indebtedness may be entitled, a holder of the Senior Indebtedness will be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Section [     ] and/or to compel specific performance of such provisions. The provisions of this Section [     ] shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the occurrence of a Bankruptcy Event or otherwise, all as though such payment had not been made. The provisions of this Section [     ] are not intended to impair and shall not impair as between Company and Holder, the obligation of Company, which is absolute and unconditional, to pay Holder all amounts owing under this Note.
     1.1. Reliance on Orders and Decrees. Subject to the provisions of Section [     ](d) hereof, upon any payment or distribution of assets of Company, whether in cash, property, securities or otherwise, Holder shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to Holder for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section [     ].
Section [     ]
          Right of Set-Off. Anything in this Note to the contrary notwithstanding, nothing in this Note shall preclude the Company from timely exercising such Company’s right pursuant to Section                      of the Purchase Agreement to set-off indemnification claims against this Note and/or interest payments under this Note.]
EXHIBIT K-6

Section [     ]
          Amendment. So long as any Senior Indebtedness (including any letter of credit or lender guarantee) is outstanding or there is a commitment to lend any Senior Indebtedness (including any commitment under the Senior Debt Documents) the terms of this Note may be amended only with the consent of the Senior Agent. Subject to the foregoing, without the consent of the Senior Agent hereof, this Note may be amended by the Company and the Holder to cure any ambiguity, defect or inconsistency that does not affect the subordination provisions hereof or the rights of the Senior Lenders.
* * *
Events of Default.
          Permitted Seller Notes shall not cross-default to the Senior Credit Agreement or any of the other Senior Debt Documents or the Senior Indebtedness.
Prepayment.
          Permitted Seller Notes shall not permit any voluntary or mandatory prepayment.
[Remainder of page intentionally left blank]
EXHIBIT K-7

          IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first written above.

VCA ANTECH, INC.
By:
Name:
Title:

Agreed: [NAME OF SELLER]
By:
Name:
Title:

EXHIBIT K-8

EXHIBIT L TO
CREDIT AND GUARANTY AGREEMENT
JOINDER AGREEMENT
          THIS JOINDER AGREEMENT, dated as of [__________ , 200_] (this “Agreement”), by and among [NEW LENDERS] (each a “Lender” and collectively the “Lenders”), VICAR OPERATING, INC., a Delaware corporation, as a Borrower (“Company”), VCA ANTECH, INC., as a Guarantor (“Holdings”), and CERTAIN SUBSIDIARIES OF THE Company, as Guarantors (“Subsidiaries”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the CREDIT AND GUARANTY AGREEMENT, dated as of May 16, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Company, Holdings and certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and sole Syndication Agent and WELLS FARGO BANK, N.A., as Joint Lead Arranger, Joint Bookrunner and Administrative Agent; and
          WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may provide New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders.
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          Each Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:
          Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this “Agreement”); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time,

EXHIBIT K-1

          continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent and Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
          Each Lender hereby agrees to make its Commitment on the following terms and conditions [***************]:
1.	Applicable Margin. The Applicable Margin for each Series [___] New Term Loan shall mean, as of any date of determination, a percentage per annum as set forth below corresponding to the Total Leverage Ratio as of the last day of the fiscal quarter for which financial statements have been delivered pursuant to Section [ ] plus the pricing premium, if any, less the pricing reduction, if any, in each case as set forth below:

Series[___] New Term Loans
Total Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
___:___	%	%
2.	Principal Payments. Subject to Section 3 of this Agreement, Company shall make principal payments on the Series [___] New Term Loans in installments on the dates and in the amounts set forth below:

3.	Voluntary and Mandatory Prepayments. Scheduled installments of principal of the [Series [___]] New Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the [Series [ ]] New Term Loans in accordance with Sections 2.11, 2.12 and 2.13 of the Credit Agreement respectively.

4.	Prepayment Fees. Borrower agrees to pay to each Lender the following prepayment fees, if any: [ ].
          [Insert other additional prepayment provisions with respect to New Term Loans]

[***************]	Insert completed items 1-7 as applicable, with respect to New Term Loans with such modifications as may be agreed to by the parties hereto to the extent consistent with Section 2.24 of the Credit Agreement.

EXHIBIT K-2

5.	Other Fees. Borrower agrees to pay each Lender its Pro Rata Share of an aggregate fee equal to [______,___] on [______,___].

6.	Proposed Borrowing. This Agreement represents Borrower’s request to borrow [Series [ ] New Term Loans] from the Lenders as follows (the “Proposed Borrowing”):
a.	Business Day of Proposed Borrowing: ______,___

b.	Amount of Proposed Borrowing: $_________

c.	Interest rate option: Loan(s) ☐ b. Eurodollar Rate Loans with an initial Interest Period of ___ month(s)	☐ a. Base Rate
7.	New Lenders. Each Lender that is not already a Lender under the Credit Agreement acknowledges and agrees that upon its execution of this Agreement and the making of Series __, New Term Loans that such Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a “Lender” thereunder.][***************]

8.	Credit Agreement Governs. Except as set forth in this Agreement, [Series [__] New Term Loans] shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

9.	Company’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Company hereby certify that:
i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

[***************]	Insert bracketed language if the lending institution is not already a Lender.

EXHIBIT K-3

ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and

iii.	Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.
10.	Company Covenants. By its execution of this Agreement, Company hereby covenants that:
i.	Company shall deliver or cause to be delivered the following legal opinions and documents: [_____], together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement; and

ii.	Set forth on the attached Officers’ Certificate are the calculations (in reasonable detail) demonstrating compliance with the financial tests described in Section 6.8 of the Credit Agreement on a pro-forma basis, giving effect to the Series [ ] New Term Loans.
11.	Eligible Assignee. By its execution of this Agreement, each Lender represents and warrants that it is an Eligible Assignee.

12.	Notice. For purposes of the Credit Agreement, the initial notice address of each Lender shall be as set forth below its signature below.

13.	Non-US Lenders. For each Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Lender may be required to deliver to Administrative Agent pursuant to subsection 2.19(c) of the Credit Agreement.

14.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Series [ ] New Term Loans made by the Lenders in the Register.

15.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

16.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject

EXHIBIT K-4

matter hereof.
17.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-14-4 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
18.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
19.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

EXHIBIT K-5

          IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of [_________,_______].

[NAME OF LENDER]
By:
Name:
Title:

Notice Address: Attention: Telephone: Facsimile:

VICAR OPERATING, INC.
By:
Name:
Title:

VCA ANTECH, INC.
By:
Name:
Title:

[NAME OF SUBSIDIARY]
By:
Name:
Title:

EXHIBIT K-6

Consented to by:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as Syndication Agent
By:
Name:
Title:

WELLS FARGO BANK, N.A. as Administrative Agent
By:
Name:
Title:

EXHIBIT K-7

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
[_______________]	New Term Loan Commitment	$_____________

Total: $_____________

EXHIBIT K-8